UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c–5(d)(2))

☐	Definitive Information Statement

ONESTREAM, INC.

(Name of Registrant as Specified In Its Charter)

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PRELIMINARY INFORMATION STATEMENT – SUBJECT TO COMPLETION

OneStream, Inc.

191 N. Chester Street

Birmingham, MI 48009

(248) 650-1490

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT AND APPRAISAL RIGHTS

AND

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

The following notice of stockholder action by written consent and appraisal rights and information statement (collectively, the “information statement”) are being furnished to the holders of common stock, par value $0.0001 per share (which we refer to as our “common stock”), of OneStream, Inc., a Delaware corporation (which we refer to as “OneStream,” the “company,” “we” or “us”).

As described in the information statement, OneStream has entered into an Agreement and Plan of Merger, dated January 6, 2026 (which we refer to as the “Merger Agreement”), with OneStream Software LLC, a Delaware limited liability company and subsidiary of OneStream (which we refer to as “OneStream LLC”), Onward AcquireCo Inc., a Delaware corporation (which we refer to as “Parent”), Onward Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (which we refer to as “Merger Sub I”) and Onward Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (which we refer to as “Merger Sub II”). A copy of the Merger Agreement is attached as Annex A to the information statement. Parent is an affiliate of Hg, a leading investor in software, services and data businesses.

If the transactions contemplated by the Merger Agreement are completed, and subject to the terms of the Merger Agreement:

•	each share of our Class A common stock and Class D common stock will be converted into the right to receive $24.00 in cash, without interest, subject to applicable withholding taxes;

•	each share of our Class B common stock and Class C common stock will be converted into the right to receive $0.0001 in cash, without interest, subject to applicable withholding taxes; and

•	each common unit of OneStream LLC will be converted into the right to receive $24.00 in cash, without interest, subject to applicable withholding taxes.

The OneStream Board, by unanimous vote of the directors present at a duly constituted meeting: (1) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the company merger, are advisable, fair to and in the best interests of OneStream and its stockholders; (2) approved and declared advisable the Merger Agreement and the transactions contemplated by the Merger Agreement, including the company merger; (3) approved the execution and delivery of the Merger Agreement by OneStream; (4) directed that the Merger Agreement be submitted for adoption by OneStream’s stockholders; and (5) resolved to recommend that OneStream’s stockholders adopt the Merger Agreement and approve the company merger in accordance with the DGCL.

On January 6, 2026, following the execution of the Merger Agreement, certain stockholders affiliated with KKR Dream Holdings LLC, who collectively represented approximately 58 percent of the voting power of the outstanding shares of all of our common stock as of that date, delivered a written consent (which we refer to as the “stockholder written consent”) adopting the Merger Agreement in all respects and approving the transactions contemplated thereby. As a result of the stockholder written consent, no further action by any stockholder of OneStream is required to adopt the Merger Agreement, and we will not be (1) soliciting your vote for the adoption of the Merger Agreement; or (2) calling or holding a special meeting of our stockholders to vote on the adoption of the Merger Agreement. This notice and the information statement are the required notice to you pursuant to applicable law of the actions taken by the stockholder written consent.

Additionally, on January 6, 2026, OneStream, in its capacity as the sole manager of OneStream LLC, approved and declared advisable the Merger Agreement and the transactions contemplated by the Merger Agreement.

We urge you to read the information statement in its entirety for a more complete description of the transactions referenced above. In particular, the information statement contains information on the process for receiving the consideration to which you may be entitled if the transactions contemplated by the Merger Agreement are completed.

Thank you for your continued support of, and interest in, OneStream.

Sincerely,

Thomas Shea

Chairman and Chief Executive Officer

Birmingham, Michigan

    , 2026

The accompanying information statement is dated    , 2026, and is first being mailed to stockholders on or about    , 2026.

PRELIMINARY INFORMATION STATEMENT – SUBJECT TO COMPLETION

INFORMATION STATEMENT

This information statement is dated   , 2026, and is first being mailed to stockholders on or about   , 2026.

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TRANSACTION SUMMARY

Except as otherwise specifically noted in this information statement, “OneStream,” the “company,” “we,” “our,” “us” and similar words refer to OneStream, Inc., including, in certain cases, OneStream’s subsidiaries, and “OneStream LLC” refers to OneStream Software LLC. Throughout this information statement, the “OneStream Board” refers to OneStream’s board of directors. Throughout this information statement, we refer to Onward AcquireCo Inc. as “Parent,” Onward Merger Sub 2, LLC as “Merger Sub I” and Onward Merger Sub, Inc. as “Merger Sub II.” Merger Sub I and Merger Sub II are together referred to as the “Merger Subs.” In addition, throughout this information statement, we refer to the Agreement and Plan of Merger, dated January 6, 2026, between Parent, the Merger Subs, OneStream and OneStream LLC (as it may be amended from time to time) as the “Merger Agreement.”

This summary highlights certain information from this information statement related to the pending mergers of (1) Merger Sub I with and into OneStream LLC, with OneStream LLC surviving and continuing as a wholly owned subsidiary of Parent (such transaction, the “LLC merger,” and the effective time of the LLC merger, the “LLC merger effective time”), and (2) Merger Sub II with and into OneStream, with OneStream surviving and continuing as a wholly owned subsidiary of Parent (such transaction, the “company merger,” and the effective time of the company merger, the “company merger effective time”). Collectively, we refer to the LLC merger and the company merger as the “mergers.”

This information statement may not contain all of the information that is important to you. To understand the merger more fully, and for a complete description of its legal terms, you should carefully read the entirety of this information statement, including the Merger Agreement which is attached as Annex A, the other annexes to this information statement and the other documents to which we refer in this information statement. You may obtain the information incorporated by reference in this information statement without charge by following the instructions in the section of this information statement captioned “Where You Can Find More Information.”

Introduction

On January 6, 2026, we agreed to be acquired by Parent. Parent is an affiliate of Hg, a leading investor in software, services and data businesses. Following the completion of the acquisition, Hg will be OneStream’s majority voting stockholder. General Atlantic, a leading global investor, will also be a significant minority investor alongside Tidemark, a leading technology investment firm.

If the mergers are completed, and subject to the terms of the Merger Agreement:

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each share of our Class A common stock, par value $0.0001 per share (which we refer to as our “Class A common stock”) and Class D common stock, par value $0.0001 per share (which we refer to as our “Class D common stock”) issued and outstanding immediately prior to the company merger effective time will be converted into the right to receive $24.00 in cash (which we refer to as the “per share price”), without interest, subject to applicable withholding taxes;

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as required by OneStream’s Amended and Restated Certificate of Incorporation (which we refer to as the “OneStream Charter”), each share of our Class B common stock, par value $0.0001 per share (which we refer to as our “Class B common stock”) and Class C common stock, par value $0.0001 per share (which we refer to as our “Class C common stock”), issued and outstanding immediately prior to the company merger effective time will be converted into the right to receive $0.0001 in cash (which we refer to as the “Class B/C per share price”), without interest, subject to applicable withholding taxes; and

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each common unit of OneStream LLC (which we refer to as “LLC units”) outstanding immediately prior to the LLC merger effective time will be converted into the right to receive $24.00 in cash (which we refer to as the “per unit price”), without interest, subject to applicable withholding taxes.

We refer to our Class A common stock, Class B common stock, Class C common stock and Class D common stock as our “common stock.”

Pursuant to the terms of the Merger Agreement, at the effective time of the mergers, (1) any shares of common stock held by OneStream as treasury shares or held by Parent or its subsidiaries will automatically be cancelled without consideration and (2) any LLC units held by OneStream, OneStream LLC, Parent or any of its subsidiaries will be converted into one unit of limited liability company interests of the surviving entity of the LLC merger (which we refer to as the “surviving LLC”).

For more information, see the section of this information statement titles “The Mergers—Effect of the Mergers on Our Outstanding Equity.”

Parties Involved in the Mergers

OneStream

OneStream delivers a comprehensive cloud-based platform to modernize the Office of the CFO. Our Digital Finance Cloud unifies core financial and broader operational data and processes and embeds AI for better planning and forecasting, with an extensible architecture, so customers can adopt and develop new solutions, achieving greater value as their business needs evolve. With over 1,700 customers, including 18 percent of the Fortune 500, a strong ecosystem of go-to-market, implementation, and development partners and 1,600 employees, our vision is to be the operating system for modern Finance.

Our Class A common stock is listed on the Nasdaq Stock Market LLC (which we refer to as “Nasdaq”) under the symbol “OS.” Our corporate offices are located at 191 N. Chester Street, Birmingham, Michigan 48009.

Parent

Parent was formed on January 2, 2026 by investment funds managed by affiliates of Hg solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Parent has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement.

Parent’s address is c/o Hg (US) Inc., Grace Building, 1114 6th Avenue, 16th Floor, New York, New York 10036, and its telephone number is (646) 493-9245.

Merger Sub I

Merger Sub I is a wholly owned subsidiary of Parent and was formed on January 2, 2026, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Merger Sub I has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement. Upon completion of the LLC merger, Merger Sub I will cease to exist, and OneStream LLC will continue as the surviving LLC and a wholly owned subsidiary of Parent.

Merger Sub I’s address is c/o Hg (US) Inc., Grace Building, 1114 6th Avenue, 16th Floor, New York, New York 10036, and its telephone number is (646) 493-9245.

Merger Sub II

Merger Sub II is a wholly owned subsidiary of Parent and was formed on January 2, 2026, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Merger Sub II has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement. Upon completion of the company merger, Merger Sub II will cease to exist, and OneStream will continue as the surviving corporation of the company merger (the “surviving corporation” and together with the surviving LLC, the “surviving entities”) and a wholly owned subsidiary of Parent.

Merger Sub II’s address is c/o Hg (US) Inc., Grace Building, 1114 6th Avenue, 16th Floor, New York, New York 10036, and its telephone number is (646) 493-9245.

Hg

Hg is a leading investor in European and transatlantic software and services businesses. Hg helps to build sector-leading enterprises that supply critical software applications or workflow services to deliver intelligent automation for their customers. Hg takes an active approach to value creation, combining deep end-market knowledge with world class operational resources to provide compelling support to entrepreneurial leaders looking to scale enduring businesses. With a vast European network and strong presence across North America, Hg has approximately $100 billion in funds under management and more than 400 employees. Hg’s portfolio spans more than 55 companies worth over $185 billion in aggregate enterprise value, employing more than 130,000 people and consistently growing revenues at more than 20 percent annually.

General Atlantic

General Atlantic is a leading global investor with more than four and a half decades of experience providing capital and strategic support for over 830 companies throughout its history. Established in 1980, General Atlantic continues to be a dedicated partner to visionary founders and investors seeking to build dynamic businesses and create long-term value. The firm leverages its patient capital, operational expertise, and global platform to support a diversified investment platform spanning Growth Equity, Credit, Climate, and Sustainable Infrastructure strategies. General Atlantic manages approximately $118 billion in assets under management, inclusive of all strategies, as of September 30, 2025, with more than 900 professionals in 20 countries across five regions.

Tidemark

Tidemark is a growth equity firm purpose-built to help companies win and scale. Tidemark is powered by a community of investors, entrepreneurs, and operators who are energized by ideas, a love of competition, and the drive to give back. Tidemark gives 10 percent of its profits to its foundation, Tidemark10, to support the communities Tidemark serves.

Relationship of Parent and the Merger Subs with Hg

Parent and the Merger Subs are affiliates of Hg. Funds managed by affiliates of Hg’s Saturn 4 Fund (which we refer to as the “Sponsors”) have committed to provide an equity contribution to Parent on the closing date of the mergers on the terms and subject to the conditions set forth in an Equity Commitment Letter dated January 6, 2026 (which we refer to as the “Equity Commitment Letter”). This amount will be sufficient to fund the payment of the aggregate merger consideration and other payments and expenses related to the mergers. Following the completion of the mergers, Hg will be OneStream’s majority voting stockholder. General Atlantic will also be a significant minority investor alongside Tidemark. For more information, see the section of this information statement captioned “The Mergers—Financing of the Mergers.”

Effect of the Mergers

The Merger Agreement provides that, subject to the terms and conditions of the Merger Agreement and in accordance with the Delaware Limited Liability Company Act (which we refer to as the “DLLCA”) and the

General Corporation Law of the State of Delaware (which we refer to as the “DGCL”), (1) Merger Sub I will merge with and into OneStream LLC; and (2) Merger Sub II will merge with and into OneStream. As a result, (1) the separate corporate existence of Merger Sub I will cease and OneStream LLC will survive the LLC merger and continue to exist after the LLC merger as a direct, wholly owned subsidiary of Parent; and (2) the separate corporate existence of Merger Sub II will cease and OneStream will survive the company merger and continue to exist after the company merger as a direct, wholly owned subsidiary of Parent.

The LLC merger will generally become effective when OneStream LLC, Parent and Merger Sub I file a certificate of merger (the “LLC certificate of merger”) with the Secretary of State of the State of Delaware in accordance with the DLLCA. The company merger will generally become effective when OneStream, Parent and Merger Sub II file a certificate of merger (the “company certificate of merger”) with the Secretary of State of the State of Delaware in accordance with the DGCL.

If the mergers are completed, we will cease to be a publicly traded company and you will not own any equity in any entity that survives any of the mergers.

Recommendation of the OneStream Board and Reasons for the Mergers

The OneStream Board, by unanimous vote of the directors present at a duly constituted meeting: (1) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the company merger, are advisable, fair to and in the best interests of OneStream and its stockholders; (2) approved and declared advisable the Merger Agreement and the transactions contemplated by the Merger Agreement, including the company merger; (3) approved the execution and delivery of the Merger Agreement by OneStream; (4) directed that the Merger Agreement be submitted for adoption by OneStream’s stockholders; and (5) resolved to recommend that OneStream’s stockholders adopt the Merger Agreement and approve the company merger in accordance with the DGCL.

For more information, see the section of this information statement captioned “The Mergers—Recommendation of the OneStream Board and Reasons for the Mergers.”

Requisite Stockholder Approval

Pursuant to Delaware law and the Merger Agreement, the consummation of the company merger is subject to the adoption of the Merger Agreement by holders of a majority of the voting power of the outstanding shares of all of our common stock. Pursuant to the Company Charter, each share of our Class A common stock and our Class B common stock entitles the holder thereof to one vote per share and each share of our Class C common stock and our Class D common stock entitles the holder thereof to ten votes per share, on all matters submitted to a vote of the holders of such common stock.

On January 6, 2026, following the execution of the Merger Agreement, certain stockholders affiliated with KKR Dream Holdings LLC (which is sometimes referred to as “KKR”), who collectively represented approximately 58 percent of the voting power of the outstanding shares of all of our common stock as of that date (which stockholders we refer to as the “consenting stockholders”), delivered a written consent (which we refer to as the “stockholder written consent”) adopting the Merger Agreement in all respects and approving the transactions contemplated thereby. As a result of the stockholder written consent, no further action by any stockholder of OneStream is required to adopt the Merger Agreement in order to consummate the company merger, and we will not be (1) soliciting your vote for the adoption of the Merger Agreement; or (2) calling or holding a special meeting of our stockholders to vote on the adoption of the Merger Agreement. In addition, KKR Dream Holdings LLC consented to the execution of the Merger Agreement and the consummation of the company merger, as required by the OneStream Charter.

When actions are taken by written consent of less than all of the stockholders entitled to vote on a matter, the DGCL requires notice of such actions be given to those stockholders who did not consent in writing and who, if the actions had been taken at a meeting of stockholders, would have been entitled to notice of the meeting. This information statement and the attached notice constitute the notice required by the DGCL.

Pursuant to OneStream LLC’s Sixth Amended and Restated Operating Agreement, OneStream, in its capacity as the manager of OneStream LLC, has the power and authority to effect the LLC merger without the prior consent of any member of OneStream LLC. OneStream, in its capacity as the manager of OneStream LLC, approved the execution of the Merger Agreement and the consummation of the LLC merger, and no further action by any holder of LLC units or any other current or former member of OneStream LLC is required to consummate the LLC merger.

Opinion of J.P. Morgan Securities LLC

At the meeting of the OneStream Board on January 6, 2026, J.P. Morgan Securities LLC (which we refer to as “J.P. Morgan”) rendered its oral opinion to the OneStream Board to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, the consideration to be paid to the holders of our Class A common stock in the proposed mergers was fair, from a financial point of view, to such holders. J.P. Morgan confirmed its January 6, 2026 oral opinion by delivering its written opinion, dated January 6, 2026, to the OneStream Board that, as of such date, the consideration to be paid to the holders of our Class A common stock in the proposed mergers was fair, from a financial point of view, to such holders.

The full text of the written opinion of J.P. Morgan, dated January 6, 2026, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, is attached as Annex B to this information statement and is incorporated by reference. The summary of the opinion of J.P. Morgan set forth in this information statement is qualified in its entirety by reference to the full text of such opinion. OneStream’s stockholders are urged to read the opinion in its entirety. J.P. Morgan’s opinion was addressed to the OneStream Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed mergers, and was limited to the fairness, from a financial point of view, of the consideration to be paid to the holders of our Class A common stock in the proposed mergers. J.P. Morgan expressed no opinion as to the fairness of any consideration to be paid in connection with the proposed mergers to the holders of any other class of securities, creditors or other constituencies of OneStream or as to the underlying decision by OneStream to engage in the proposed mergers. The issuance of J.P. Morgan’s opinion was approved by a fairness opinion committee of J.P. Morgan. The opinion does not constitute a recommendation to any stockholder of OneStream as to how such stockholder should vote with respect to the proposed mergers or any other matter.

For a description of the opinion that the OneStream Board received from J.P. Morgan, see the section of this information statement captioned “The Mergers—Opinion of J.P. Morgan Securities LLC.”

Opinion of Centerview Partners LLC

OneStream retained Centerview Partners LLC (which we refer to as “Centerview”) as financial advisor to the OneStream Board in connection with the proposed mergers and the other transactions contemplated by the Merger Agreement (which we refer to, collectively, as the “Transaction” throughout this section and the summary of Centerview’s opinion below under the caption “The Mergers—Opinion of Centerview Partners LLC”). In connection with this engagement, the OneStream Board requested that Centerview evaluate the fairness, from a financial point of view, to the holders of shares of our Class A common stock (other than as provided in Centerview’s opinion) of the per share price proposed to be paid to such holders pursuant to the Merger Agreement. On January 6, 2026, Centerview rendered to the OneStream Board its oral opinion, which was subsequently confirmed by delivery of a written opinion dated January 6, 2026, that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the per share price proposed to be paid to the holders of shares of our Class A common stock (other than as provided in Centerview’s opinion) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.

The full text of Centerview’s written opinion, dated January 6, 2026, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex C and is incorporated by reference. Centerview’s financial advisory services and opinion were provided solely for the information and assistance of the OneStream Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction and Centerview’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of shares of our Class A common stock (other than as provided in Centerview’s opinion) of the per share price to be paid to such holders pursuant to the Merger Agreement. Centerview’s opinion did not address any other term or aspect of the Merger Agreement or the Transaction and does not constitute a recommendation to any stockholder of OneStream or any other person as to how, if applicable, such stockholder or other person should vote with respect to the company merger or otherwise act with respect to the Transaction or any other matter.

The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.

Treatment of Equity Awards in the Mergers

Under the Merger Agreement, outstanding restricted stock units (which we refer to as “OneStream RSUs”) and outstanding options to purchase shares of our common stock (which we refer to as “OneStream options”) and granted under our equity incentive plans will generally be treated as follows upon the completion of the mergers:

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Each outstanding OneStream RSU that is vested (but not yet settled) as of the occurrence of the mergers, or that vests as a result of the mergers, will be cancelled and converted into the right to receive an amount in cash, without interest, equal to (a) the total number of shares of our common stock subject to that vested OneStream RSU multiplied by (b) the per share price, less applicable withholding taxes.

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Each outstanding OneStream RSU that is unvested as of the occurrence of the mergers will be cancelled and converted into the contingent right to receive a cash award, without interest, equal to (a) the total number of shares of our common stock subject to that unvested OneStream RSU multiplied by (b) the per share price, less applicable withholding taxes. The vesting terms and conditions (including acceleration provisions upon a qualifying termination of employment, if any) applicable to that unvested OneStream RSU as of immediately prior to the mergers will remain in effect following the mergers.

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Each outstanding OneStream option that is vested as of the occurrence of the mergers will be cancelled and converted into the right to receive an amount in cash, without interest, equal to (a) the total number of shares of our common stock subject to that vested OneStream option multiplied by (b) the excess, if any, of the per share price over the exercise price per share of that vested OneStream option, less applicable withholding taxes.

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Each outstanding OneStream option that is not vested as of the occurrence of the mergers and that has a per share exercise price that is less than the per share price will be cancelled and converted into the contingent right to receive a cash award, without interest, equal to (a) the total number of shares of our common stock subject to that unvested OneStream option multiplied by (b) the excess of the per share price over the exercise price per share of that unvested OneStream option, less applicable withholding taxes. The vesting terms and conditions (including acceleration provisions upon a qualifying termination of employment, if any) applicable to that unvested OneStream option as of immediately prior to the mergers will remain in effect following the mergers.

•	Any OneStream option (whether vested or unvested) that has an exercise price per share that is greater than or equal to the per share price will be cancelled for no consideration.

For more information, see the section of this information statement captioned “The Merger Agreement—Treatment of Equity Awards.”

Treatment of Employee Stock Purchase Plan

With respect to our Amended and Restated 2024 Employee Stock Purchase Plan (which we refer to as the “ESPP”):

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all participant payroll deduction elections were frozen as of January 6, 2026, and following January 6, 2026, participants in the ESPP will not be permitted to increase their payroll deduction elections or contributions other than the previously elected payroll deductions;

•	there will be no new purchase periods commenced after January 6, 2026;

•	no individuals will be permitted to commence participation in the ESPP from January 6, 2026, through the closing of the mergers;

•	each outstanding purchase right under the ESPP will be exercised as of no later than the closing date of the mergers, but prior to the company merger effective time; and

•	the ESPP will be terminated at the company merger effective time.

Interests of OneStream’s Directors and Executive Officers in the Mergers

Certain of our directors and executive officers have interests in the mergers that may be different from, or in addition to, the interests of OneStream stockholders generally. In (1) evaluating and negotiating the Merger Agreement, (2) approving the Merger Agreement and the mergers and (3) recommending that the Merger Agreement be adopted by our stockholders, the OneStream Board was aware of and considered these interests to the extent that they existed at the time, among other matters. These interests include the following:

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For our executive officers and non-employee directors, the treatment of their OneStream equity awards, as described in more detail in the section of this information statement captioned “The Mergers—Interests of OneStream’s Directors and Executive Officers in the Mergers—OneStream Equity Interests.”

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For certain of our non-employee directors and our executive officers, and the respective affiliates of certain such directors and officers (including KKR), the right to receive the per unit price with respect to their LLC units, as described in more detail in the section of this information statement captioned “The Mergers—Interests of OneStream’s Directors and Executive Officers in the Mergers—OneStream Equity Interests—Treatment of the LLC Units.”

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For our non-employee directors, the accelerated vesting, at or immediately prior to the company merger effective time, of their OneStream equity awards, and the treatment of their OneStream equity awards pursuant to the terms of our Outside Director Compensation Policy and the terms of our 2024

Equity Incentive Plan (which we refer to as the “2024 Plan”), as described in more detail in the sections of this information statement captioned “The Mergers—Interests of OneStream’s Directors and Executive Officers in the Mergers—OneStream Equity Interests—Treatment of OneStream Equity Awards” and “The Mergers—Interests of OneStream’s Directors and Executive Officers in the Mergers—Change in Control and Severance Benefits under Existing Agreements—Non-Employee Director Equity Awards.”

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The entitlement, in certain circumstances, of John Kinzer, our interim Chief Financial Officer and a non-employee director during fiscal year 2025, to receive payments and benefits pursuant to the terms of our Outside Director Compensation Policy and the terms of the 2024 Plan and the letter agreement entered into between OneStream and him, dated December 1, 2025 (which we refer to as the “Kinzer employment agreement”), as described in more detail in the section of this information statement captioned “The Mergers—Interests of OneStream’s Directors and Executive Officers in the Mergers—Change in Control and Severance Benefits under Existing Agreements—Kinzer Employment Agreement.”

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The entitlement, in certain circumstances, of each of Thomas Shea, our Chief Executive Officer, Scott Leshinski, our President and Ken Hohenstein, our Chief Revenue Officer, to receive payments and benefits under our Executive Change in Control and Severance Policy (which we refer to as the “severance policy”), as described in more detail in the section of this information statement captioned “The Mergers—Interests of OneStream’s Directors and Executive Officers in the Mergers—Change in Control and Severance Benefits under Existing Agreements—Executive Change in Control and Severance Policy.”

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In connection with the execution of the Merger Agreement, Mr. Shea agreed with Parent to a “rollover” of approximately 50 percent of his existing equity holdings in OneStream, by way of an exchange of these equity holdings for equity interests in an entity that controls Parent. Mr. Shea will not receive any cash payment for his re-invested OneStream equity holdings in connection with the consummation of the mergers. As part of this arrangement, over time following the mergers, Mr. Shea will be entitled to dispose of his equity interests in the entity that controls Parent for cash at a value equivalent to the per share price per re-invested share, subject to (1) Mr. Shea remaining employed by OneStream; and (2) OneStream’s business achieving certain specified performance metrics. Mr. Shea’s rollover is described in more detail in the section of this information statement captioned “The Mergers—Interests of OneStream’s Directors and Executive Officers in the Mergers—Shea Rollover.”

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The continued indemnification and insurance coverage for our directors and executive officers from the surviving corporation and Parent under the terms of the Merger Agreement, as described in more detail in the section of this information statement captioned “The Mergers—Interests of OneStream’s Directors and Executive Officers in the Mergers— Insurance and Indemnification of Directors and Executive Officers.”

Appraisal Rights

Our stockholders and beneficial owners of our common stock are entitled, under certain circumstances, to seek appraisal of their shares in connection with the company merger under Delaware law. Pursuant to Section 262(d) of the DGCL, this information statement serves as notice that record or beneficial owners of our common stock may be entitled to appraisal rights under Section 262 of the DGCL in connection with the company merger. Under Section 262 of the DGCL, if the company merger is consummated, our stockholders (including beneficial owners of shares of our common stock) other than the consenting stockholders will be entitled to seek appraisal of their shares of our common stock if they (1) do not deliver a written consent or otherwise vote in favor of the company merger; (2) properly and timely demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the effective date of the company merger; (4) meet certain statutory requirements described in this information statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal. This means that these persons will be entitled to have their shares of our common stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of our common stock, exclusive of any elements of value arising from the accomplishment or expectation of the company merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the effective date of the merger through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the company merger and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to each person seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights.

Persons considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares.

Only a stockholder of record or a beneficial owner of shares of our common stock may submit a demand for appraisal in connection with the company merger, other than the consenting stockholders. To exercise appraisal rights, such person must (1) deliver a written demand for appraisal of such person’s shares to us no later than 20 days after the date of giving of this information statement, or    , 2026; (2) not have delivered a written consent or otherwise voted in favor of the company merger; (3) continuously hold of record or beneficially own such person’s shares through the effective date of the company merger; (4) otherwise comply with the procedures for exercising appraisal rights under the DGCL; and (5) not withdraw such person’s demand or otherwise lose such person’s right to appraisal. The failure to follow exactly the procedures specified under the DGCL may result in the loss of appraisal rights. In addition, the Delaware Court of Chancery will dismiss appraisal proceedings in respect of OneStream as to all holders and beneficial owners of shares of common stock unless certain conditions are satisfied by the persons seeking appraisal, as described further below. The requirements under Section 262 of the DGCL for exercising appraisal rights are described in further detail in this information statement, which description is qualified in its entirety by Section 262 of the DGCL. You may find an electronic copy of Section 262 of the DGCL at the following website, accessible without subscription or cost, which copy is incorporated in this information statement by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In the event of any inconsistency between the information contained in this summary, this information statement or any of the documents incorporated herein by reference and the actual text of Section 262 of the DGCL, the actual text of Section 262 of the DGCL controls. All references in this summary to a “stockholder” are to a holder of record of stock, unless otherwise expressly noted herein. All references in this summary to a “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person, unless otherwise expressly noted herein. All references in this summary to a “person” mean any individual, corporation, partnership, unincorporated association or other entity.

For more information, see the section of this information statement captioned “The Mergers—Appraisal Rights.”

Material U.S. Federal Income Tax Consequences of the Company Merger

For U.S. federal income tax purposes, the receipt of cash by a U.S. Holder (as defined in the section of this information statement captioned “The Mergers—Material U.S. Federal Income Tax Consequences of the

Company Merger”) in exchange for such U.S. Holder’s shares of our Class A or Class D common stock in the company merger generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the company merger and such U.S. Holder’s adjusted tax basis in the shares of our Class A or Class D common stock surrendered in the company merger.

A Non-U.S. Holder (as defined in the section of this information statement captioned “The Mergers—Material U.S. Federal Income Tax Consequences of the Company Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of our Class A or Class D common stock for cash in the company merger unless such Non-U.S. Holder has certain connections to the United States, but may be subject to backup and FATCA (as defined in the section of this information statement captioned “The Mergers—Material U.S. Federal Income Tax Consequences of the Company Merger”) withholding tax unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup or FATCA withholding tax.

For more information, see the section of this information statement captioned “The Mergers—Material U.S. Federal Income Tax Consequences of the Company Merger.” Stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences relating to the company merger in light of their particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.

Regulatory Clearance Required for the Mergers

The mergers cannot be completed until the waiting period (and any extensions thereof) applicable to the mergers under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (which we refer to as the “HSR Act”) has expired or otherwise been terminated, and all requisite consents, approvals, clearances and filings pursuant to certain non-U.S. antitrust and investment screening laws have been obtained or made.

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United States. OneStream and Parent each filed or caused to be filed the requisite notification forms under the HSR Act with the Federal Trade Commission (which we refer to as the “FTC”) and the Antitrust Division of the Department of Justice (which we refer to as the “DOJ”) on February 3, 2026. The waiting period under the HSR Act will expire at 11:59 p.m., Eastern Time, on March 5, 2026, though this period may be shortened if the reviewing agency grants “early termination,” may be restarted if Parent voluntarily withdraws and re-files its Notification and Report Form and may be extended if the reviewing agency issues a “second request.”

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International. The consummation of the mergers is also subject to consents, approvals, clearances and filings applicable to the mergers under certain non-U.S. antitrust laws and investment screening laws. Hg has decided to make an antitrust filing in Australia and a filing under the National Security and Investment Act 2021 in the United Kingdom.

Support Agreement

Simultaneously with the execution of the Merger Agreement, the consenting stockholders entered into a support agreement (the “Support Agreement”) with Parent and OneStream. The consenting stockholders collectively represented approximately 58 percent of the voting power of the outstanding shares of all of our common stock as of the date of the Merger Agreement. Under the Support Agreement, the consenting stockholders agreed, among other matters, to deliver the stockholder written consents adopting the Merger Agreement in all respects and approving the transactions contemplated thereby, and on January 6, 2026, following the execution of the Merger Agreement, the consenting stockholders delivered the stockholder written consent.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Support Agreement, a copy of which is attached as Annex D and is incorporated into this report by reference. For more information, see the section of this information statement captioned “The Mergers—Support Agreement.”

TRA Amendment

Concurrent with the initial public offering of shares of its Class A common stock and related reorganization transactions undertaken in connection with its initial public offering, OneStream entered into a tax receivable agreement (which we refer to as the “TRA”) with certain current and former holders of LLC units. The TRA provides for payments to those holders and their assignees with respect to certain tax attributes of OneStream, including in connection with a change of control of OneStream.

On January 6, 2026, in connection with the execution of the Merger Agreement, OneStream, OneStream LLC and the consenting stockholders entered into an amendment to the TRA (which we refer to as the “TRA Amendment”). The TRA Amendment provides that the TRA will terminate (a) in connection with the consummation of the mergers or (b) if the Merger Agreement is terminated by OneStream to enter into an agreement for an alternative acquisition transaction that constitutes a superior proposal in accordance with the terms of the Merger Agreement, upon the consummation of such alternative acquisition, and no payments will be made under the TRA in connection with the consummation of the mergers or any such alternative acquisition pursuant to the TRA. Pursuant to the terms of the TRA, the parties to the TRA Amendment could amend the TRA, including as contemplated in the TRA Amendment, without the consent of the other parties to the TRA.

The foregoing description of the TRA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the TRA Amendment, a copy of which is attached as Annex E and is incorporated into this report by reference.

No Solicitation of Other Acquisition Proposals

OneStream and OneStream LLC agreed (including on behalf of their subsidiaries, directors and executive officers and representatives), not to authorize or direct any of their other representatives to, directly or indirectly:

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solicit, initiate, propose or knowingly induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal that constitutes, or is reasonably expected to lead to, an acquisition proposal (as defined in the section of this information statement captioned “The Merger Agreement—No Solicitation of Other Acquisition Proposals”);

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furnish to any third person or group (other than Parent, Merger Sub I, Merger Sub II or any of their respective representatives) any non-public information relating to OneStream or its subsidiaries or afford to any person or group (other than Parent, Merger Sub I, Merger Sub II or any of their respective representatives) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of OneStream or its subsidiaries, in any such case with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an acquisition proposal or the making of any proposal that would reasonably be expected to lead to an acquisition proposal;

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participate or engage in discussions or negotiations with any third person or group (other than any excluded party) with respect to an acquisition proposal or with respect to any inquiries from third persons (other than any excluded party) for the apparent purpose of making an acquisition proposal;

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enter into any letter of intent or definitive agreement regarding an alternative acquisition agreement (as defined in the section of this information statement captioned “The Merger Agreement—No Solicitation of Other Acquisition Proposals”); or

•	commit to do any of the foregoing.

No Board Recommendation Change

Following the delivery of the stockholder written consent, which occurred on January 6, 2026, the Merger Agreement provides that the OneStream Board may not withdraw its recommendation that the holders of shares of our common stock adopt the Merger Agreement or take certain similar actions.

For more information, see the section of this information statement captioned “The Merger Agreement—No Board Recommendation Change.”

Conditions to the Closing of the Mergers

The respective obligations of the parties to consummate the mergers are subject to the satisfaction or waiver at or prior to the LLC merger effective time of certain conditions, including:

•	the requisite stockholder approval to adopt the Merger Agreement (which was satisfied by the delivery of the stockholder written consent);

•	the distribution of this information statement to our stockholders entitled to certain notices under the DGCL, and at least 20 days have elapsed from the date of such distribution;

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the expiration or termination of the waiting periods applicable to the mergers pursuant to the HSR Act and all requisite consents, approvals, clearances and filings pursuant to certain non-U.S. antitrust and investment screening laws have been obtained or made; and

•	the absence of any restraint (as defined in the section of this information statement captioned “The Merger Agreement—Conditions to the Closing of the Mergers”).

In addition, the obligations of Parent, Merger Sub I and Merger Sub II to consummate the mergers are subject to the satisfaction or waiver at or prior to the LLC merger effective time of each of the following additional conditions, any of which may be waived exclusively by Parent:

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the accuracy of the representations and warranties of OneStream and OneStream LLC set forth in the Merger Agreement as of the closing date of the mergers (or, if applicable, the date in respect of which such representation or warranty was expressly made), in each case, subject to applicable materiality or other qualifiers;

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OneStream and OneStream LLC having performed in all material respects all covenants in the Merger Agreement required to be performed by OneStream and OneStream LLC at or prior to the closing of the mergers;

•	receipt by Parent, Merger Sub I and Merger Sub II of a customary closing certificate of OneStream and OneStream LLC; and

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no Company Material Adverse Effect (as defined in the section of this information statement captioned “The Merger Agreement—Representations and Warranties”) having occurred after the date of the Merger Agreement.

In addition, the obligations of OneStream and OneStream LLC to consummate the mergers are subject to the satisfaction or waiver at or prior to the LLC merger effective time of each of the following additional conditions, any of which may be waived exclusively by OneStream:

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the accuracy of the representations and warranties of Parent, Merger Sub I and Merger Sub II set forth in the Merger Agreement, as of the closing date of the mergers (or, if applicable, the date in respect of which such representation or warranty was expressly made), in each case, subject to applicable materiality or other qualifiers;

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Parent, Merger Sub I and Merger Sub II having performed in all material respects all covenants in the Merger Agreement required to be performed by Parent, Merger Sub I and Merger Sub II at or prior to the closing of the mergers; and

•	the receipt by OneStream and OneStream LLC of a customary closing certificate of Parent, Merger Sub I and Merger Sub II.

Termination of the Merger Agreement

The Merger Agreement may be terminated at any time prior to the LLC merger effective time in the following circumstances:

•	by mutual written agreement of Parent (on behalf of itself, Merger Sub I and Merger Sub II) and OneStream (on behalf of itself and OneStream LLC);

•	by either Parent (on behalf of itself, Merger Sub I and Merger Sub II) or OneStream (on behalf of itself and OneStream LLC) if:

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a restraint has become final and non-appealable, except that the right to terminate the Merger Agreement will not be available to any party that has failed to comply with the terms of the Merger Agreement to prevent or remove such restraint; or

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the closing of the mergers has not occurred by October 6, 2026, except that if as of the termination date (1) all the conditions to the closing of the mergers, other than receipt of certain regulatory approvals and the absence of restrains, have been satisfied or waived or (2) the closing of the mergers would occur within three business days after October 6, 2026, then the termination date will automatically be extended to April 6, 2027 (subject to additional adjustments under the Merger Agreement, including relating to (x) government shutdowns or (y) a party’s noncompliance with the Merger Agreement or legal proceedings between the parties).

•	by Parent (on behalf of itself, Merger Sub I and Merger Sub II) if:

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the stockholder written consent was not executed and delivered within 24 hours of the execution of the Merger Agreement, or the OneStream Board effected a recommendation change with respect to the Merger Agreement and the mergers prior to the delivery of the stockholder written consent (which conditions are no longer applicable following the delivery of the stockholder written consent on the date of the Merger Agreement); or

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OneStream has breached or failed to perform in any material respect its representations, warranties or covenants under the Merger Agreement resulting in the failure of the closing conditions described above.

•	by OneStream if:

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Parent, Merger Sub I or Merger Sub II have breached or failed to perform in any material respect their representations, warranties or covenants under the Merger Agreement resulting in the failure of the closing conditions described above;

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prior to the execution and delivery of the stockholder written consent, OneStream has received and accepted a superior proposal in compliance with the Merger Agreement (which condition is no longer applicable following the delivery of the stockholder written consent on the date of the Merger Agreement); or

•	(1) all of the closing conditions described above have been satisfied (or would be satisfied at the closing of the mergers) or waived; (2) Parent, Merger Sub I and Merger Sub II fail to consummate the closing of the mergers by when required to do so pursuant to the Merger Agreement; (3) OneStream has notified Parent in writing that if Parent performs its obligations under the Merger Agreement and the equity financing (as defined below) is funded pursuant to the terms of the Equity Commitment Letter, then OneStream stands ready, willing and able to consummate, and will consummate, the closing of the mergers; (4) OneStream gives Parent written notice stating OneStream’s intention to terminate the Merger Agreement at least two business days prior to such termination; and (5) the closing of the mergers has not been consummated by the end of such two business day period.

Termination Fee and Remedies

The Merger Agreement provides that, upon the valid termination of the Merger Agreement under specified circumstances, OneStream and OneStream LLC must pay Parent (or its designee) the termination fee (as defined in the section of this information statement captioned “The Merger Agreement—Termination Fee and Remedies”). Specifically, the termination fee will be payable if:

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(1) the Merger Agreement is terminated by Parent after OneStream has breached or failed to perform in any material respect its representations, warranties or covenants under the Merger Agreement resulting in the failure of the closing conditions described above; (2) the closing conditions relating to antitrust laws, investment screening laws and the absence of a restraint have been satisfied; (3) prior to the termination of the Merger Agreement, an acquisition proposal has been made to OneStream or the OneStream Board and has not been withdrawn; and (4) within one year of the termination of the Merger Agreement, either an acquisition transaction is consummated or OneStream or OneStream LLC enters into a definitive agreement providing for the consummation of an acquisition transaction (subject to all references to “20 percent” in the definition of acquisition transaction being replaced by references to “50.1 percent”); or

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certain other circumstances have occurred involving OneStream’s failure to deliver the stockholder written consent (which conditions are no longer applicable following the delivery of the stockholder written consent on the date of the Merger Agreement).

The Merger Agreement also provides that OneStream and OneStream LLC, on the one hand, or Parent, Merger Sub I and Merger Sub II, on the other hand, may specifically enforce the obligations under the Merger Agreement and the Equity Commitment Letter.

Financing of the Mergers

The obligation of Parent and the Merger Subs to consummate the mergers is not subject to any financing condition.

Pursuant to the Equity Commitment Letter, the Sponsors have committed to provide Parent with an equity contribution sufficient to (1) at the consummation of the mergers, pay the aggregate merger consideration and other payments and expenses related to the mergers; or (2) pay monetary damages and certain reimbursement obligations under the Merger Agreement, on the terms and subject to the conditions set forth in the Equity Commitment Letter. The equity contribution commitments under the Equity Commitment Letter are generally subject to an aggregate cap of approximately $5.6 billion.

For more information, see the section of this information statement captioned “The Mergers—Financing of the Mergers.”

Delisting and Deregistration of Our Class A Common Stock

If the merger is completed, our Class A common stock will no longer be traded on Nasdaq and will be deregistered under the Securities Exchange Act of 1934 (which we refer to as the “Exchange Act”). At that time, we will no longer be required to file periodic reports, current reports and proxy and information statements with the Securities and Exchange Commission (which we refer to as the “SEC”) with respect to our Class A common stock.

Effect on OneStream if the Mergers are Not Completed

If the mergers are not completed for any reason, our stockholders will not receive any payment for their shares of our common stock in connection with the mergers. Instead: (1) we will remain an independent public company; (2) our Class A common stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC.

QUESTIONS AND ANSWERS

The following questions and answers address some commonly asked questions regarding the mergers and the Merger Agreement. These questions and answers may not address all questions that are important to you. We encourage you to carefully read the more detailed information contained elsewhere in this information statement, including the annexes to this information statement and the other documents to which we refer in this information statement. You may obtain the information incorporated by reference in this information statement without charge by following the instructions in the section of this information statement captioned “Where You Can Find More Information.”

Q:	Why am I receiving these materials?

A:

On January 6, 2026, we agreed to be acquired by Parent. Parent is an affiliate of Hg, a leading investor in software, services and data businesses. Following the completion of the mergers, Hg will be OneStream’s majority voting stockholder. General Atlantic, a leading global investor, will also be a significant minority investor alongside Tidemark, a leading technology investment firm.

This information statement, which you should read carefully, contains important information about the acquisition of OneStream. This information statement also constitutes notice to you of the availability of appraisal rights in connection with the mergers under Section 262 of the DGCL, as further described in the section of this information statement captioned “The Mergers—Appraisal Rights.”

Q:	What are the proposed mergers and what effects will they have on OneStream?

A:

The proposed transaction is the acquisition of OneStream by Parent pursuant to the Merger Agreement. Once the closing conditions under the Merger Agreement have been satisfied or waived, and subject to the other terms and conditions of the Merger Agreement, (1) Merger Sub I will merge with and into OneStream LLC, with OneStream LLC continuing as the surviving LLC; and (2) Merger Sub II will merge with and into OneStream, with OneStream continuing as the surviving corporation. As a result of these transactions, OneStream and OneStream LLC will be wholly owned by Parent. Additionally, following completion of the proposed mergers, our Class A common stock will no longer be publicly traded, will be delisted from Nasdaq and will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC.

Q:	What will I receive if the mergers are completed?

A:	If the mergers are completed, and subject to the terms of the Merger Agreement:

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each share of our Class A common stock and Class D common stock issued and outstanding immediately prior to the company merger effective time will be converted into the right to receive $24.00 in cash, without interest, subject to applicable withholding taxes;

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as required by the OneStream Charter, each share of our Class B common stock and Class C common stock issued and outstanding immediately prior to the company merger effective time will be converted into the right to receive $0.0001 in cash, without interest, subject to applicable withholding taxes; and

•	each LLC unit outstanding immediately prior to the LLC merger effective time will be converted into the right to receive $24.00 in cash, without interest, subject to applicable withholding taxes.

For example, if you own 100 shares of our Class A common stock, you will receive $2,400 in cash in exchange for your shares of Class A common stock, without interest and less any applicable withholding taxes.

Q:	How does the per share price compare to the market price of OneStream’s Class A common stock?

A:

The per share price of $24.00 constitutes a premium of approximately 31 percent to the closing price of our Class A common stock on January 5, 2026 (the day before the Merger Agreement was executed and publicly announced), and a premium of approximately 27 percent to the volume-weighted average share price of our Class A common stock over the 30-trading day period ending January 5, 2026.

Q:	What will happen to OneStream equity awards?

A:	Under the Merger Agreement, outstanding equity awards will generally be treated as follows upon the completion of the mergers:

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Each outstanding OneStream RSU that is vested (but not yet settled) as of the occurrence of the mergers, or that vests as a result of the mergers, will be cancelled and converted into the right to receive an amount in cash, without interest, equal to (a) the total number of shares of our common stock subject to that vested OneStream RSU multiplied by (b) the per share price, less applicable withholding taxes.

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Each outstanding OneStream RSU that is unvested as of the occurrence of the mergers will be cancelled and converted into the contingent right to receive a cash award, without interest, equal to (a) the total number of shares of our common stock subject to that unvested OneStream RSU multiplied by (b) the per share price, less applicable withholding taxes. The vesting terms and conditions (including acceleration provisions upon a qualifying termination of employment, if any) applicable to that unvested OneStream RSU as of immediately prior to the mergers will remain in effect following the mergers.

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Each outstanding OneStream option that is vested as of the occurrence of the mergers will be cancelled and converted into the right to receive an amount in cash, without interest, equal to (a) the total number of shares of our common stock subject to that vested OneStream option multiplied by (b) the excess, if any, of the per share price over the exercise price per share of that vested OneStream option, less applicable withholding taxes.

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Each outstanding OneStream option that is not vested as of the occurrence of the mergers and that has a per share exercise price that is less than the per share price will be cancelled and converted into the contingent right to receive a cash award, without interest, equal to (a) the total number of shares of our common stock subject to that unvested OneStream option multiplied by (b) the excess of the per share price over the exercise price per share of that unvested OneStream option, less applicable withholding taxes. The vesting terms and conditions (including acceleration provisions upon a qualifying termination of employment, if any) applicable to that unvested OneStream option as of immediately prior to the mergers will remain in effect following the mergers.

•	Any OneStream option (whether vested or unvested) that has an exercise price per share that is greater than or equal to the per share price will be cancelled for no consideration.

Q:	What will happen to the ESPP?

A:	With respect to the ESPP, generally:

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all participant payroll deduction elections were frozen as of January 6, 2026, and following January 6, 2026, participants in the ESPP will not be permitted to increase their payroll deduction elections or contributions other than the previously elected payroll deductions;

•	there will be no new purchase periods commenced after January 6, 2026;

•	no individuals will be permitted to commence participation in the ESPP from January 6, 2026, through the closing of the mergers;

•	each outstanding purchase right under the ESPP will be exercised as of no later than the closing date of the mergers, but prior to the company merger effective time; and

•	the ESPP will be terminated at the company merger effective time.

Q:	Why am I not being asked to vote on the mergers?

A:

Under the Merger Agreement and applicable Delaware law, the adoption of the Merger Agreement by our stockholders required the affirmative vote or written consent of the holders of a majority of the voting power of our common stock entitled to vote on the company merger. This stockholder approval was obtained on January 6, 2026, when the consenting stockholders (representing approximately 58 percent of the voting power of our common stock as of the record date) executed and delivered the stockholder written consent. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy, and you are requested not to send us a proxy. This information statement constitutes notice of the adoption of the Merger Agreement pursuant to the stockholder written consent under Delaware law.

Q:	Did the OneStream Board approve and recommend the Merger Agreement?

A:

Yes. The OneStream Board: (1) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the company merger, are advisable, fair to and in the best interests of OneStream and its stockholders; (2) approved and declared advisable the Merger Agreement and the transactions contemplated by the Merger Agreement, including the company merger; (3) approved the execution and delivery of the Merger Agreement by OneStream; (4) directed that the Merger Agreement be submitted for adoption by OneStream’s stockholders; and (5) resolved to recommend that OneStream’s stockholders adopt the Merger Agreement and approve the company merger in accordance with the DGCL.

Q:	What happens if I sell my shares before the completion of the mergers?

A:

If you transfer your shares of our common stock before the effective time of the mergers, you will have transferred the right to receive the per share price (or the Class B/C per share price, as applicable) and you will have lost your appraisal rights for those shares. For more information, see the section of this information statement captioned “The Mergers—Appraisal Rights.” In order to receive the per share price (or the Class B/C per share price, as applicable) or exercise appraisal rights for your shares, you must hold or beneficially own those shares through the completion of the mergers.

Q:	Are there conditions to the completion of the mergers?

A:

Yes. The completion of the mergers is conditioned on the satisfaction or waiver of certain conditions, including (1) the adoption of the Merger Agreement by our stockholders (which condition was satisfied on January 6, 2026); and (2) the receipt of specified regulatory clearances, including the expiration or termination of the applicable waiting period under the HSR Act. For more information, see the section of this information statement captioned “The Merger Agreement—Conditions to the Closing of the Mergers.”

Q:	What happens if the mergers are not completed?

A:

If the mergers are not completed, our stockholders will not receive any payment for their shares of our common stock. Instead: (1) we will remain an independent public company; (2) our Class A common stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (formerly American Stock Transfer & Trust Company, LLC), you are considered, with respect to those shares, to be the “stockholder of record.” If you are a stockholder of record, this information statement has been sent directly to you by or on behalf of OneStream. You will automatically receive the per share price as promptly as reasonably practicable after the mergers are completed. For more information, see the section of this information statement captioned “The Merger Agreement—Conversion of Shares.”

If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares of our common stock held in “street name.” In that case, this information statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those shares, to be the stockholder of record. If you are a beneficial owner, payment for your shares will be made through your bank, broker or other nominee.

Q:	Should I send in my stock certificates now?

A:

No. After the mergers are completed, any holders of physical stock or unit certificates will receive a letter of transmittal containing instructions for how to send your stock or unit certificates to the payment agent in order to receive the appropriate cash payment for the shares of our common stock represented by your stock or unit certificates. Unless you are seeking appraisal, you should use the letter of transmittal to exchange your stock or unit certificates for the cash payment to which you are entitled. If you hold your shares of our common stock in book-entry form, you will not receive a letter of transmittal. Instead, the payment agent will pay you the appropriate portion of the aggregate consideration payable in accordance with the Merger Agreement upon receipt of a customary “agent’s message” and any other customary items specified by the payment agent.

Q:	Will I be subject to U.S. federal income tax upon the exchange of Class A or Class D common stock for cash pursuant to the company merger?

A:

If you are a U.S. Holder (as defined in the section of this information statement captioned “The Mergers—Material U.S. Federal Income Tax Consequences of the Company Merger”), the exchange of our Class A or Class D common stock for cash pursuant to the company merger will be a taxable transaction for U.S. federal income tax purposes, which generally will require you to recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received by you in the company merger and your adjusted tax basis in the shares of our Class A or Class D common stock surrendered in the company merger.

If you are a Non-U.S. Holder (as defined in the section of this information statement captioned “The Mergers—Material U.S. Federal Income Tax Consequences of the Company Merger”), you generally will not be subject to U.S. federal income tax with respect to the exchange of our Class A or Class D common stock for cash in the company merger unless you have certain connections to the United States, but you may be subject to backup and FATCA withholding tax unless you comply with certain certification procedures or otherwise establish a valid exemption from backup or FATCA (as defined in the section of this information statement captioned “The Mergers—Material U.S. Federal Income Tax Consequences of the Company Merger”) withholding tax.

Because particular circumstances may differ, we recommend that you consult your own tax advisor to determine the U.S. federal income tax consequences relating to the company merger in light of your own particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or foreign taxing jurisdiction. This discussion is provided for general information only and does not constitute legal advice to any holder. A more complete description of material U.S. federal income tax consequences of the company merger is provided in the section of this information statement captioned “The Mergers—Material U.S. Federal Income Tax Consequences of the Company Merger.”

Q:	When do you expect the mergers to be completed?

A:

We currently expect to complete the mergers in the first half of 2026. However, the exact timing of completion of the mergers, if at all, cannot be predicted because the mergers are subject to the closing conditions specified in the Merger Agreement, many of which are outside of our control.

Q:	What governmental and regulatory approvals are required?

A:

Under the terms of the Merger Agreement, the mergers cannot be completed until the waiting period applicable to the mergers under the HSR Act has expired or been terminated. In addition, we or Parent may be required to obtain approvals or authorizations in connection with certain other antitrust or foreign investment laws in various non-U.S. jurisdictions. For more information, see the section of this information statement captioned “The Mergers—Regulatory Clearance Required for the Mergers.”

Q:	Am I entitled to appraisal rights under the DGCL?

A:

Our stockholders and beneficial owners of our common stock are entitled, under certain circumstances, to seek appraisal of their shares in connection with the mergers under Delaware law. Pursuant to Section 262(d) of the DGCL, this information statement serves as notice that record or beneficial owners of our common stock may be entitled to appraisal rights under Section 262 of the DGCL in connection with the mergers. Under Section 262 of the DGCL, if the mergers are consummated, our stockholders will be entitled to seek appraisal of their shares of our common stock if they (1) do not deliver a written consent or otherwise vote in favor of the mergers; (2) properly and timely demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the effective date of the mergers; (4) meet certain statutory requirements described in this information statement; and (5) do not withdraw their demands or otherwise lose their rights to appraisal. This means that these persons will be entitled to have their shares of common stock appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of their shares of our common stock, exclusive of any elements of value arising from the accomplishment or expectation of the mergers, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the effective date of the mergers through the date of payment of the judgment at a rate of five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the mergers and the date of payment of the judgment, compounded quarterly (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to each person seeking appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (2) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment. Due to the complexity of the appraisal process, persons who wish to seek appraisal of their shares are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights. The DGCL requirements for exercising appraisal rights are described in additional detail in this information statement, which description is qualified in its entirety by Section 262 of the DGCL regarding appraisal rights, available at the following URL, accessible without subscription or cost, which is incorporated by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.

Q:	Do any of OneStream’s directors or officers have interests in the mergers that may differ from those of OneStream stockholders generally?

A:

Yes. You should be aware that our directors and executive officers may have interests in the mergers that are different from, or in addition to, the interests of our stockholders generally. In: (1) evaluating and negotiating the Merger Agreement; (2) approving the Merger Agreement and the mergers; and (3) recommending that the Merger Agreement be adopted by our stockholders, the OneStream Board was aware of and considered these interests to the extent that they existed at the time, among other matters. For more information, see the section of this information statement captioned “The Mergers—Interests of OneStream’s Directors and Executive Officers in the Mergers.”

Q:	Where can I find more information about OneStream?

A:

We file periodic reports and other information with the SEC. You may read and copy this information at the SEC’s public reference facilities. Please call the SEC at 1-800-SEC-0330 for information about these facilities. This information is also available on the Internet site maintained by the SEC at http://www.sec.gov. For further information, please refer to the section of this information statement captioned “Where You Can Find More Information.”

Q:	Who can help answer my questions?

A:	If you have any questions regarding the mergers after reading this information statement, please contact our Investor Relations department by email at investors@onestreamsoftware.com.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This information statement, the documents to which we refer you in this information statement and information included in oral statements or other written statements made or to be made by us or on our behalf contain “forward-looking statements” that do not directly or exclusively relate to historical facts, including, without limitation, statements relating to the completion of the mergers. You can typically identify forward-looking statements by the use of forward-looking words, such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” other words of similar import or the negative versions of such words. These forward-looking statements generally include statements regarding the expected timeline for completing the mergers, our ability to complete the mergers and financial projections. With respect to financial projections, the forward-looking statements of our management are largely based on current (as of the date such financial projections were prepared) expectations and projections about future events and financial trends that may affect our business, financial condition and results of operations.

Our stockholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the SEC, including in our most recent filings on Forms 10-K and 10-Q, factors and matters described or incorporated by reference in this information statement, and the following factors:

•

the possibility that the conditions to the closing of the mergers are not satisfied, including the risk that required regulatory approvals to consummate the mergers, are not obtained on a timely basis, or at all;

•

the occurrence of any event, change or other circumstances that could give rise to the right to terminate the Merger Agreement, and the risk that the Merger Agreement may be terminated in circumstances that require us to pay a termination fee;

•	possible disruption related to the mergers to OneStream’s current plans, operations and business relationships, including through the loss of customers and employees;

•	risks that the pendency of the mergers could affect our current operations, relationships with customers, vendors and other business partners or our ability to retain or recruit employees;

•

the effect of the announcement or pendency of the mergers on our operating results and business generally, including risks related to the diversion of the attention of our management or employees during the pendency of the mergers;

•	the response of competitors and other market participants to the mergers;

•	the fact that under the terms of the Merger Agreement, we are restrained from soliciting or engaging in conversations regarding alternative acquisition proposals during the pendency of the mergers;

•	the nature, cost and outcome of any legal proceedings that may be instituted against us and others related to the Merger Agreement and the mergers;

•	the amount of the costs, fees, expenses and charges related to the Merger Agreement or the mergers;

•	the risk that our stock price may fluctuate during the pendency of the mergers and may decline significantly if the mergers are not completed;

•

the fact that, if the mergers are completed, our stockholders will forgo the opportunity to realize the potential long-term value of the successful execution of our business strategies as an independent public company;

•	economic, market, business, consumer or geopolitical conditions, or changes in such conditions, that negatively affect our business, operations and financial performance; and

•	the risk that the proposed mergers will not be consummated in a timely manner, or at all (for the foregoing or any other reasons).

All of the forward-looking statements that we make in this information statement are qualified by the information contained or incorporated by reference in this information statement, including: (1) the information contained under this caption; and (2) the information in our most recent filings on Form 10-K and Form 10-Q, including the information contained under the caption “Risk Factors,” and information in our consolidated financial statements and notes thereto. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements.

Except as required by applicable law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. Our stockholders are advised to consult any future disclosures that we make on related subjects as may be detailed in our other filings made from time to time with the SEC.

PARTIES INVOLVED IN THE MERGERS

OneStream

OneStream delivers a comprehensive cloud-based platform to modernize the Office of the CFO. Our Digital Finance Cloud unifies core financial and broader operational data and processes and embeds AI for better planning and forecasting, with an extensible architecture, so customers can adopt and develop new solutions, achieving greater value as their business needs evolve. With over 1,700 customers, including 18 percent of the Fortune 500, a strong ecosystem of go-to-market, implementation, and development partners and 1,600 employees, our vision is to be the operating system for modern Finance.

Our Class A common stock is listed on the Nasdaq under the symbol “OS.” Our corporate offices are located at 191 N. Chester Street, Birmingham, Michigan 48009.

Parent

Parent was formed on January 2, 2026 by investment funds managed by affiliates of Hg solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Parent has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement.

Parent’s address is c/o Hg (US) Inc., Grace Building, 1114 6th Avenue, 16th Floor, New York, New York 10036, and its telephone number is (646) 493-9245.

Merger Sub I

Merger Sub I is a wholly owned subsidiary of Parent and was formed on January 2, 2026, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Merger Sub I has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement. Upon completion of the LLC merger, Merger Sub I will cease to exist, and OneStream LLC will continue as the surviving LLC of the LLC merger and a wholly owned subsidiary of Parent.

Merger Sub I’s address is c/o Hg (US) Inc., Grace Building, 1114 6th Avenue, 16th Floor, New York, New York 10036, and its telephone number is (646) 493-9245.

Merger Sub II

Merger Sub II is a wholly owned subsidiary of Parent and was formed on January 2, 2026, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Merger Sub II has not engaged in any business activities other than as incidental to its formation and in connection with the transactions contemplated by the Merger Agreement. Upon completion of the company merger, Merger Sub II will cease to exist, and OneStream will continue as the surviving corporation of the company merger and a wholly owned subsidiary of Parent.

Merger Sub II’s address is c/o Hg (US) Inc., Grace Building, 1114 6th Avenue, 16th Floor, New York, New York 10036, and its telephone number is (646) 493-9245.

Hg

Hg is a leading investor in European and transatlantic software and services businesses. Hg helps to build sector-leading enterprises that supply critical software applications or workflow services to deliver intelligent automation for their customers. Hg takes an active approach to value creation, combining deep end-market knowledge with world class operational resources to provide compelling support to entrepreneurial leaders looking to scale enduring businesses. With a vast European network and strong presence across North America, Hg has approximately $100 billion in funds under management and more than 400 employees. Hg’s portfolio spans more than 55 companies worth over $185 billion in aggregate enterprise value, employing more than 130,000 people and consistently growing revenues at more than 20 percent annually.

General Atlantic

General Atlantic is a leading global investor with more than four and a half decades of experience providing capital and strategic support for over 830 companies throughout its history. Established in 1980, General Atlantic continues to be a dedicated partner to visionary founders and investors seeking to build dynamic businesses and create long-term value. The firm leverages its patient capital, operational expertise, and global platform to support a diversified investment platform spanning Growth Equity, Credit, Climate, and Sustainable Infrastructure strategies. General Atlantic manages approximately $118 billion in assets under management, inclusive of all strategies, as of September  30, 2025, with more than 900 professionals in 20 countries across five regions.

Tidemark

Tidemark is a growth equity firm purpose-built to help companies win and scale. Tidemark is powered by a community of investors, entrepreneurs, and operators who are energized by ideas, a love of competition, and the drive to give back. Tidemark gives 10 percent of its profits to its foundation, Tidemark10, to support the communities Tidemark serves.

Relationship of Parent and the Merger Subs with Hg

Parent and the Merger Subs are affiliates of Hg. Funds managed by the Sponsors have committed to provide an equity contribution to Parent on the closing date of the mergers on the terms and subject to the conditions set forth in the Equity Commitment. This amount will be sufficient to fund the payment of the aggregate merger consideration and other payments and expenses related to the mergers. Following the completion of the mergers, Hg will be OneStream’s majority voting stockholder. General Atlantic will also be a significant minority investor alongside Tidemark. For more information, see the section of this information statement captioned “The Mergers—Financing of the Mergers.”

THE MERGERS

The rights and obligations of the parties to the Merger Agreement are governed by the specific terms and conditions of the Merger Agreement and not by any summary or other information provided in this information statement. Therefore, this discussion of the mergers is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Annex A to this information statement and incorporated into this information statement by reference. You should read the entire Merger Agreement carefully as it is the legal document that governs the mergers.

Effect of the Mergers

Once the closing conditions under the Merger Agreement have been satisfied or waived, and subject to the other terms and conditions of the Merger Agreement, (1) Merger Sub I will merge with and into OneStream LLC, with OneStream LLC continuing as the surviving LLC; and (2) Merger Sub II will merge with and into OneStream, with OneStream continuing as the surviving corporation. As a result of these transactions, OneStream will be wholly owned by Parent.

As a result of the mergers, OneStream will cease to be a publicly traded company, and our Class A common stock will no longer be publicly traded and will be delisted from Nasdaq. In addition, our Class A common stock will be deregistered under the Exchange Act, and we will no longer be required to file periodic reports, current reports and proxy statements with the SEC. If the mergers are completed, you will not own any shares of capital stock of the surviving corporation.

Effect on OneStream if the Mergers are Not Completed

If the mergers are not completed for any other reason, our stockholders will not receive any payment for their shares of our common stock in connection with the mergers. Instead, (1) OneStream will remain an independent public company; (2) our Class A common stock will continue to be listed and traded on the Nasdaq and registered under the Exchange Act; and (3) we will continue to file periodic reports with the SEC. In addition, if the mergers are not completed, we expect that our management will continue to operate our business as it is currently being operated and our stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including risks related to the highly competitive industry in which OneStream operates and adverse economic conditions.

Furthermore, if the mergers are not completed, and depending on the circumstances that cause the mergers not to be completed, the price of our Class A common stock may decline significantly, and if that were to occur, it is uncertain when, if ever, the price would return to the price at which it trades as of the date of this information statement.

Accordingly, there can be no assurance as to the effect of the mergers not being completed on the future value of your shares of our common stock. If the mergers are not completed, the OneStream Board will continue to evaluate and review, among other things, OneStream’s business, operations, strategic direction and capitalization, and will make whatever changes it deems appropriate. If the mergers are not completed for any reason, OneStream’s business, prospects or results of operation may be adversely impacted.

Effect of the Mergers on Our Outstanding Equity

If the mergers are completed, and subject to the terms of the Merger Agreement:

•

each share of our Class A common stock and Class D common stock issued and outstanding immediately prior to the company merger effective time will be converted into the right to receive $24.00 in cash, without interest, subject to applicable withholding taxes;

•

as required by the OneStream Charter, each share of our Class B common stock and Class C common stock issued and outstanding immediately prior to the company merger effective time will be converted into the right to receive $0.0001 in cash, without interest, subject to applicable withholding taxes; and

•

each LLC unit outstanding immediately prior to the LLC merger effective time (except for LLC units owned by OneStream) will be converted into the right to receive $24.00 in cash, without interest, subject to applicable withholding taxes.

Pursuant to the terms of the Merger Agreement, at the effective time of the mergers, (1) any shares of common stock held by OneStream as treasury shares or held by Parent or its subsidiaries will automatically be cancelled without consideration and (2) any LLC units held by OneStream, OneStream LLC, Parent or any of its subsidiaries will be converted into one unit of limited liability company interests of the surviving LLC.

At or prior to the closing, Parent will deposit (or cause to be deposited) a sufficient amount of cash with a designated payment agent to pay the aggregate per share price. Once a stockholder has provided the payment agent with his, her or its stock certificates (or an affidavit of loss in lieu of a stock certificate) and a completed and duly executed letter of transmittal, or received a customary agent’s message with respect to book-entry shares, and provided any other customary items specified by the payment agent, then the payment agent will pay the stockholder the appropriate amounts in exchange for the shares of our common stock held by that stockholder. For more information, see the section of this information statement captioned “The Merger Agreement—Payment Agent, Exchange Fund and Exchange and Payment Procedures.”

After the mergers are completed, all of our shares of common stock will no longer be outstanding and will automatically be cancelled and cease to exist and each of our stockholders will cease to have any rights with respect thereto except the right to receive the per share price for each share of our common stock that such stockholder owned, as described in the section of this information statement captioned “The Merger Agreement—Conversion of Shares” (except that our stockholders holding shares with respect to which an appropriate person has properly and validly exercised and perfected, and has not validly withdrawn or otherwise lost, their appraisal rights will have the right to receive payment for the “fair value” of their shares, determined pursuant to an appraisal proceeding contemplated by the DGCL as described below in the section of this information statement captioned “—Appraisal Rights”).

Background of the Mergers

The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. This chronology does not purport to catalogue every conversation of or among the OneStream Board, its committees, its representatives or the other parties mentioned herein, including Hg.

The OneStream Board regularly evaluates OneStream’s strategic direction and ongoing business plans with a view toward strengthening its business and enhancing stockholder value. As part of this evaluation, the OneStream Board has from time to time considered a variety of strategic alternatives. These have included, among others, (1) the continuation of, and potential improvements to, OneStream’s business plan, with OneStream remaining an independent entity; (2) investment in, and development of, new products and functionalities to improve OneStream’s software platform, including AI-enabled solutions; (3) changes to OneStream’s product and pricing model; (4) potential market and geographical expansion initiatives through internal development, acquisitions, partnerships or other commercial relationships; (5) potential changes to OneStream’s capital structure, including debt and equity financing alternatives; (6) capital return activities; (7) internal reorganizations, including enhancements to OneStream’s leadership team and sales and marketing function; and (8) other strategic alternatives, including potential business combinations and a sale of OneStream.

In addition, prior to and following OneStream’s initial public offering on July 25, 2024, members of OneStream management regularly held introductory and informational meetings with actual and potential investors in

OneStream, other participants in OneStream’s industry and other counterparties that may have an interest in engaging in potential commercial or strategic transactions with OneStream, including as described below. As part of this, from time to time, members of OneStream management met with strategic counterparties and financial sponsors who may have an interest in a potential investment in, or acquisition of, OneStream for the purpose of discussing OneStream’s business and industry, including as described below. OneStream management regularly updates the OneStream Board with respect to these meetings.

In connection with the transactions related to OneStream’s July 2024 initial public offering, OneStream and OneStream LLC entered into the TRA with certain current and former members of OneStream LLC. Under the TRA, OneStream is required to pay to these members party to the TRA 85 percent of certain available tax savings, if any, that are realized or deemed realized as a result of tax attributes of OneStream and OneStream LLC. Under the terms of the TRA, absent the TRA Amendment, the payment obligations pursuant to the TRA would accelerate and become immediately due and payable upon certain transactions constituting a change of control of OneStream, such as the mergers. These payment obligations had the potential to be substantial, and could result in OneStream stockholders receiving substantially less consideration in connection with a change of control transaction than they would receive absent the TRA Amendment. Certain of OneStream’s directors and officers and the respective affiliates of certain such directors and officers, including stockholders affiliated with KKR, are current or former OneStream LLC members party to the TRA and would, absent the TRA Amendment, be entitled to receive payments thereunder upon a change of control of OneStream, including the mergers. For more information about the relationships of certain of OneStream’s directors and officers with KKR, please refer to the section of this information statement captioned “ —Interests of OneStream’s Directors and Executive Officers in the Mergers.”

In March 2025, representatives of a financial sponsor (which we refer to as “Party A”) contacted representatives of J.P. Morgan to express an interest in learning more about OneStream’s business and industry. Members of OneStream management were then introduced by representatives of J.P. Morgan to representatives of Party A, who reiterated their interest in learning more about OneStream’s business and industry. Thereafter, representatives of Party A and members of OneStream management, including Thomas Shea, OneStream’s co-founder, chief executive officer and the chair of the OneStream Board, met from time to time to discuss OneStream’s business and industry. During the course of these discussions, Party A expressed a preliminary interest in exploring a potential business combination of OneStream and a portfolio company of Party A. However, Party A and OneStream did not discuss the terms of a potential transaction with specificity and Party A did not make a transaction proposal. On March 14, 2025, to facilitate these discussions, OneStream entered into a confidentiality agreement with Party A’s portfolio company, which confidentiality agreement did not include a “standstill,” “don’t ask, don’t waive” or similar restriction limiting the ability of Party A or its portfolio company to make a proposal for OneStream with respect to a potential transaction.

In April 2025, members of management of a potential strategic counterparty (which we refer to as “Party B”) contacted members of OneStream management. Representatives of Party B and OneStream had engaged in discussions regarding a commercial or strategic transaction from time to time prior to OneStream’s initial public offering. During the course of these prior discussions, Party B had expressed a preliminary interest in exploring a transaction with OneStream; however, these prior discussions did not progress beyond preliminary stages or result in a proposal from Party B. From April 2025 to June 2025, members of each of Party B management and OneStream management, including Mr. Shea, met from time to time to discuss OneStream’s products and business. During the course of these discussions, Party B expressed a preliminary interest in pursuing a transaction with OneStream. However, Party B and OneStream did not discuss the terms of a potential transaction with specificity and Party B did not make a transaction proposal. On June 12, 2025, to facilitate these discussions, OneStream entered into a confidentiality agreement with Party B, which confidentiality agreement did not include a “standstill,” “don’t ask, don’t waive” or similar restriction limiting the ability of Party B to make a proposal for OneStream with respect to a potential transaction.

Also in April 2025, members of OneStream management were introduced by Bradley Brown, a member of the OneStream Board, to representatives of a financial sponsor (which we refer to as “Party C”), who expressed an interest in learning more about OneStream’s business and industry. In June 2025, members of OneStream management met for a follow-up meeting with representatives of Party C to discuss OneStream’s business and industry in general terms. Party C and OneStream did not discuss the terms of a potential transaction with specificity and Party C did not make a transaction proposal.

Throughout March, April and May 2025, from time to time, Mr. Shea updated David Welsh, OneStream’s lead independent director, regarding discussions with Party A, Party B and Party C. From time to time during the same period, Mr. Welsh updated other members of the OneStream Board with respect to these discussions, and relayed to Mr. Shea that Mr. Welsh and such other members of the OneStream Board supported OneStream management engaging in further discussions with these parties to determine their level of interest in a transaction with OneStream.

Also in May 2025, a member of OneStream management was introduced by Tidemark, an existing investor in OneStream, to representatives of Hg; in an introductory meeting, representatives of Hg expressed an interest in learning more about OneStream’s business and industry. Thereafter, beginning in June 2025, representatives of Hg and members of OneStream management met to discuss OneStream’s business and industry, including as described below. During the course of these discussions, Hg expressed a preliminary interest in exploring a transaction with OneStream.

On June 20, 2025, the OneStream Board met, with members of OneStream management and representatives of Wilson Sonsini Goodrich & Rosati, Professional Corporation, OneStream’s outside legal counsel (which we refer to as “Wilson Sonsini”), in attendance. Members of OneStream management provided an update on discussions with Party B and the financial sponsors that had expressed an interest in learning more about OneStream’s business, including Hg. The OneStream Board discussed each party’s potential interest in a transaction with OneStream. The representatives of Wilson Sonsini reviewed with the OneStream Board its fiduciary duties under Delaware law, and the OneStream Board discussed OneStream’s payment obligations under the TRA in connection with a change of control of OneStream (including payments to certain of OneStream’s directors and officers and the respective affiliates of certain such directors and officers, including KKR), and various alternatives with respect thereto. The OneStream Board determined to discuss each of these matters further at a future meeting of the OneStream Board.

In July 2025, representatives of Hg requested to receive more detailed due diligence information regarding OneStream.

On July 28, 2025, the OneStream Board met, with members of OneStream management and representatives of each of J.P. Morgan and Wilson Sonsini in attendance. The representatives of J.P. Morgan were invited to attend this and subsequent meetings given (1) that J.P. Morgan had acted as an underwriter on OneStream’s initial public offering; (2) that the members of the OneStream Board were well acquainted with J.P. Morgan; and (3) J.P. Morgan’s qualifications, expertise and reputation, experience advising companies considering strategic transactions, and its knowledge of OneStream’s business and the industry in which OneStream operates. Members of OneStream management discussed the recent request from Hg for additional due diligence information, and reviewed recent discussions between OneStream management and other financial sponsors. It was noted that Party B had not contacted OneStream regarding a potential transaction since June 2025. The representatives of J.P. Morgan discussed illustrative next steps with respect to a potential transaction should the OneStream Board wish to further consider that alternative, including an illustrative timeline for engaging with potential counterparties. The representatives of J.P. Morgan also reviewed other strategic counterparties and financial sponsors with whom OneStream might consider engaging based on those parties’ likelihood of interest in a transaction with OneStream, the potential strategic rationale for a transaction and their ability to finance and consummate a transaction. The OneStream Board (1) authorized OneStream management to continue engaging with the financial sponsors that express an interest in learning more about OneStream’s business (including Hg, Party A and Party C), and to provide each with appropriate due diligence information regarding OneStream, to assess the level of their respective interest in a strategic transaction with OneStream; and (2) determined not to affirmatively contact Party B or other potential counterparties at that time regarding a transaction with OneStream and to revisit further engagement with Party B and other potential counterparties if and when OneStream received more concrete interest in a transaction from another party, in order to prompt a more competitive dynamic in discussions with Party B and other potential counterparties should the OneStream Board determine to proceed with considering a potential transaction. The OneStream Board directed OneStream management not to discuss potential individual employment, compensation or retention arrangements for OneStream’s senior management with any potential counterparty unless and until authorized to do so by the OneStream Board. The representatives of Wilson Sonsini reviewed with the OneStream Board its fiduciary duties under Delaware law, and the OneStream Board discussed OneStream’s payment obligations under the TRA in connection with a potential change of control of OneStream and various alternatives with respect thereto. The OneStream Board also discussed the possibility of establishing a committee of the OneStream Board to oversee the exploration of strategic alternatives. The OneStream Board determined to establish such a committee in light of (1) the potentially significant workload expected to be involved in evaluating potential strategic alternatives; (2) the possibility that OneStream management may need feedback and direction on relatively short notice; and (3) the benefits and convenience of having a subset of directors oversee and direct the process of considering potential strategic alternatives. The OneStream Board concluded that, notwithstanding the formation of such a committee, it would retain the exclusive power and authority to approve any final decision with respect to executing a potential strategic transaction, including a sale of OneStream, and it was the expectation of the OneStream Board that it would continue to have an active role in the consideration of potential strategic alternatives. It was also the expectation of the OneStream Board that Messrs. Shea and Welsh and William Koefoed, OneStream’s then-current chief financial officer, together with OneStream’s advisors, would coordinate any contacts with third parties concerning their interest in a strategic transaction with OneStream as appropriate.

On July 30, 2025, the OneStream Board established, by unanimous written consent, a committee of the OneStream Board (which we refer to as the “Strategic Committee”) to oversee the exploration and evaluation of strategic alternatives available to OneStream, including a potential sale of OneStream and alternatives thereto. The OneStream Board authorized the Strategic Committee to, among other things, (1) explore, evaluate and consider any potential strategic alternatives available to OneStream; and (2) supervise and direct OneStream management and OneStream’s advisors in discussions and negotiations in connection with potential strategic alternatives, including a potential sale of OneStream. The OneStream Board retained the power and authority to approve the final decision with respect to executing a strategic alternative, and the entry by OneStream into a definitive agreement with respect to any strategic alternative was not conditioned on any specific recommendation by the OneStream Strategic Committee. The OneStream Board did not provide for the payment of any compensation to the members of the Strategic Committee in consideration of their service on the Strategic Committee. Upon formation, the Strategic Committee was composed of Mr. Welsh, John Kinzer and Kara Wilson.

Also on July 30, 2025, OneStream and Hg entered into a confidentiality agreement, which included customary “standstill” provisions restricting Hg from submitting a proposal with respect to an acquisition of OneStream, which restrictions would terminate upon, among other things, the announcement by OneStream of a definitive agreement providing for a change of control transaction. These restrictions expressly did not prohibit confidential proposals being made to the OneStream Board, and did not include “don’t ask, don’t waive” provisions prohibiting Hg from requesting that OneStream release it from these restrictions.

Over the next six weeks and prior to the submission of the Initial Hg Proposal described below, members of OneStream management, including Mr. Shea, met with representatives of Hg from time to time at Hg’s request to conduct preliminary business, financial, product and operational due diligence on OneStream. The representatives of Hg continued to express a general interest in a potential acquisition of OneStream, but Hg and OneStream did not discuss the terms of a potential transaction with specificity during these meetings. During this period, members of OneStream management, including Mr. Shea, also met with (1) representatives of Party A to from time to time discuss OneStream’s business and (2) representatives of Party C for a follow-up meeting to discuss OneStream’s business in general terms.

On July 31, 2025, the Strategic Committee met, with other members of the OneStream Board, members of OneStream management and representatives of Wilson Sonsini in attendance. Members of OneStream management provided an update on OneStream’s discussions with Hg, including the status of Hg’s due diligence review of OneStream, and reviewed recent discussions between OneStream management and other financial sponsors. Members of OneStream management presented a draft of a long-term business and operating plan for OneStream reflecting OneStream management’s then-current estimates of OneStream’s future financial and operating performance, including the assumptions underlying growth and profitability estimates, as well as sensitivity scenarios. The Strategic Committee requested that OneStream management present the long-term business plan to the OneStream Board. The Strategic Committee also discussed OneStream’s payment obligations under the TRA and the potential impact of these payments on the consideration that a counterparty would be willing to pay to OneStream stockholders in a potential acquisition of OneStream. The Strategic Committee also met in executive session, without Mr. Shea or other members of management in attendance. Given the OneStream Board’s active continuing role in the evaluation of strategic alternatives, the Strategic Committee did not meet again following this meeting.

On August 8, 2025, the OneStream Board met, with members of OneStream management and representatives of each of J.P. Morgan and Wilson Sonsini in attendance. The representatives of J.P. Morgan discussed with the OneStream Board illustrative next steps with respect to OneStream’s engagement with potential counterparties. Members of OneStream’s management and the representatives of J.P. Morgan provided an update on recent discussions with Hg and other financial sponsors. The OneStream Board authorized OneStream management to continue engaging with Hg and the other financial sponsors that had expressed an interest in learning more about OneStream’s business, and to provide each with appropriate due diligence information regarding OneStream, to assess the level of their respective interest in a strategic transaction with OneStream. Members of OneStream management presented the draft of the long-term business and operating plan for OneStream previously reviewed with the Strategic Committee. Additional information about these financial projections is contained in the section of this information statement captioned “ —Financial Projections.” Following discussion, the OneStream Board adopted the long-term plan included in the financial projections and authorized OneStream management to provide the long-term plan to potential counterparties as part of their due diligence of OneStream. The OneStream Board also met in executive session, without Mr. Shea or other members of management or representatives of J.P. Morgan in attendance.

On August 12, 2025, the OneStream Board met, with members of OneStream management and representatives of Wilson Sonsini in attendance. Members of OneStream management provided an update on recent discussions with Hg and the status of Hg’s due diligence review of OneStream. The OneStream Board also further discussed OneStream’s payment obligations under the TRA and various alternatives with respect thereto in connection with a potential transaction. The OneStream Board also met in executive session, without Mr. Shea or other members of OneStream management in attendance.

In August 2025, J.P. Morgan provided to the OneStream Board a customary relationship disclosure letter, dated July 30, 2025, that included information on the nature and scope of historical work done by J.P. Morgan for KKR and potential counterparties to a transaction, including Hg, Party A, Party B and Party C. The OneStream Board did not believe that J.P. Morgan’s historical work for KKR or other parties presented conflicts that would affect the ability of J.P. Morgan to fulfill its responsibilities to the OneStream Board. However, the OneStream Board determined to consider the matter, and the potential engagement of a second financial advisor, further in the future.

On September 11, 2025, to facilitate the follow-up discussion between Party C and OneStream, OneStream entered into a confidentiality agreement with Party C, which included customary “standstill” provisions restricting Party C from submitting a proposal with respect to a transaction with OneStream, which restrictions would terminate upon, among other things, the announcement by OneStream of a definitive agreement providing for a change of control transaction. These restrictions expressly did not prohibit confidential proposals being made to the OneStream Board, and did not include “don’t ask, don’t waive” provisions prohibiting Party C from requesting that OneStream release it from these restrictions.

On September 17, 2025, Hg delivered a written, non-binding indication of interest to acquire OneStream for $24.75 per share in cash (which we refer to as the “Initial Hg Proposal”). The Initial Hg Proposal stated that investment funds affiliated with Hg would commit to provide sufficient equity financing to pay the full purchase price in the transaction. The Initial Hg Proposal noted that the proposed per share price assumed that the TRA would terminate upon completion of the acquisition and that if any amounts were to be paid under the TRA, the per share acquisition price would be adjusted accordingly. In addition, the Initial Hg Proposal stated that (1) Hg would be open to discussing a potential rollover by certain OneStream stockholders of their equity stakes in OneStream, subject to the consent of the OneStream Board and applicable procedural protections, but that a rollover was not required or contemplated as part of the proposal; and (2) Hg planned to negotiate retention arrangements with Mr. Shea and other senior members of management in connection with the completion of Hg’s due diligence.

On September 17, 2025, the closing price of OneStream’s Class A common stock was $19.35 per share.

On September 18, 2025, the OneStream Board met, with members of OneStream management and representatives of each of J.P. Morgan and Wilson Sonsini in attendance. The representatives of J.P. Morgan presented preliminary financial analyses of the Initial Hg Proposal. The OneStream Board discussed potential responses to the Initial Hg Proposal, the status of Hg’s due diligence review of OneStream and illustrative timelines with respect to a potential transaction. It was noted that KKR was the major beneficiary under the TRA, and that the TRA could be amended with the written approval of OneStream, OneStream LLC and KKR. Mr. Welsh noted his expectation that, in the event that the OneStream Board determined to pursue a potential transaction, KKR’s objective would be to maximize value to OneStream’s stockholders in such transaction and it would be open to considering various strategic and negotiating alternatives to do so, including the potential termination of OneStream’s payment obligations under the TRA in respect of such transaction. Members of OneStream management also provided an update on recent discussions with Party A and Party C. The OneStream Board discussed the possibility of engaging with additional strategic counterparties and financial sponsors, including re-engaging with Party B. The representatives of J.P. Morgan reviewed other strategic counterparties and financial sponsors with whom OneStream might consider engaging based on those parties’ likelihood of an interest in a transaction with OneStream, the potential strategic rationale for a transaction and their ability to finance and consummate a transaction. The OneStream Board directed OneStream management and J.P. Morgan to (1) inform Hg that the valuation in the Initial Hg Proposal was inadequate but that the OneStream Board was open to receiving a revised proposal from Hg that contemplated a higher value for OneStream; and (2) continue discussions with Party A and Party C and seek to engage with Party B and additional potential counterparties discussed at the meeting, and to provide each of them with appropriate diligence information regarding OneStream, in an effort to solicit additional proposals. In selecting the additional potential counterparties to contact, the OneStream Board considered various risks of those contacts, including potential market rumors and management and employee distraction, and the possibility that these risks could adversely impact OneStream’s business. It was noted that a wider solicitation process was likely to increase those risks relative to a more targeted process that focused on the potential counterparties most likely to be interested in, and capable of executing, a strategic transaction with OneStream. The OneStream Board discussed the engagement of J.P. Morgan as OneStream’s financial advisor and directed OneStream management and Wilson Sonsini to finalize the terms of J.P. Morgan’s engagement. The OneStream Board also met in executive session, without Mr. Shea or other members of management or representatives of J.P. Morgan in attendance. Following the meeting, representatives of J.P. Morgan contacted representatives of Hg to respond to the Initial Hg Proposal as directed by the OneStream Board.

Over the subsequent two weeks, as directed by the OneStream Board, J.P. Morgan and OneStream management contacted three financial sponsors (including Party A, Party C and a third financial sponsor that had contacted OneStream prior to its initial public offering, that we refer to as “Party D”) and four potential strategic counterparties (including Party B) to solicit their interest in pursuing a potential transaction with OneStream, and met with representatives of these counterparties that expressed an interest in discussing OneStream’s business to discuss OneStream’s business. Of these parties contacted, only Party A, Party C and Party D sought to continue discussions or conduct due diligence regarding a potential transaction, and each other party declined to pursue a transaction with OneStream following initial discussions. Party B noted that a transaction with OneStream was not a strategic priority in declining to pursue a transaction with OneStream.

Also over the subsequent two weeks and prior to the receipt of the First Revised Hg Proposal described below, members of OneStream management met with representatives of Hg and its advisors from time to time at Hg’s request to continue business, financial, product and operational due diligence. During these discussions, the representatives of Hg informed Mr. Shea of Hg’s expectation that, in connection with any potential acquisition of OneStream by Hg, members of OneStream senior management would roll over some or all of their equity stake in OneStream as part of Hg’s retention plans with respect to OneStream senior management. Mr. Shea did not engage in discussions with representatives of Hg regarding a rollover or other individual employment or retention arrangements at that time.

On September 21, 2025, as directed by the OneStream Board, OneStream entered into an engagement letter with J.P. Morgan as financial advisor to OneStream.

On September 26, 2025, OneStream entered into a confidentiality agreement with Party A, which superseded the confidentiality agreement between OneStream and Party A’s portfolio company signed on March 14, 2025. This new confidentiality agreement included customary “standstill” provisions restricting Party A from submitting a proposal with respect to a transaction with OneStream, which restrictions would terminate upon, among other things, the announcement by OneStream of a definitive agreement providing for a change of control transaction. These restrictions expressly did not prohibit confidential proposals being made to the OneStream Board, and did not include “don’t ask, don’t waive” provisions prohibiting Party A from requesting that OneStream release it from these restrictions.

On October 1, 2025, representatives of Hg delivered a revised written non-binding indication of interest to acquire OneStream for $26.00 per share in cash (which we refer to as the “First Revised Hg Proposal”). The terms of the First Revised Hg Proposal were otherwise consistent with the Initial Hg Proposal, including the assumption that the TRA would terminate upon completion of the acquisition without payments thereunder.

On October 1, 2025, the closing price of OneStream’s Class A common stock was $18.28 per share.

Also on October 1, 2025, OneStream entered into a confidentiality agreement with Party D, which included customary “standstill” provisions restricting Party D from submitting a proposal with respect to a transaction with OneStream, which restrictions would terminate upon, among other things, the announcement by OneStream of a definitive agreement providing for a change of control transaction. These restrictions expressly did not prohibit confidential proposals being made to the OneStream Board, and did not include “don’t ask, don’t waive” provisions prohibiting Party D from requesting that OneStream release it from these restrictions.

On October 3, 2025, representatives of Party C informed representatives of J.P. Morgan that Party C was not interested in further pursuing a transaction with OneStream, citing concerns regarding OneStream’s prospects and Party C’s ability to pay an acquisition premium that it believed the OneStream Board would find competitive.

Also on October 3, 2025, the OneStream Board met, with members of OneStream management and representatives of each of J.P. Morgan and Wilson Sonsini in attendance. The representatives of J.P. Morgan presented preliminary financial analyses of the First Revised Hg Proposal. Members of OneStream management and the representatives of J.P. Morgan provided an update on discussions with the other potential counterparties contacted over the prior weeks, including regarding the parties that had declined to pursue a transaction with OneStream and the status of due diligence with remaining interested parties. The representatives of Wilson Sonsini reviewed with the OneStream Board its fiduciary duties under Delaware law, and discussed the terms of the draft Merger Agreement and related transaction documents that would be negotiated as part of an acquisition. Mr. Welsh again noted that KKR may be willing to consider terminating OneStream’s payment obligations under the TRA if it would maximize value to OneStream stockholders in connection with an acquisition. The OneStream Board directed OneStream management and its advisors to (1) continue to provide due diligence information to Hg and progress work toward a transaction to position OneStream to seek a further increased acquisition proposal from Hg; and (2) continue to engage and provide due diligence information to the other remaining interested potential counterparties to solicit a proposal. Mr. Shea noted that representatives of Hg expected that members of OneStream senior management would roll over some or all of their equity stake in OneStream in connection with an acquisition of OneStream by Hg; Mr. Shea informed the OneStream Board that he was undecided regarding his participation in such a rollover at that time. The OneStream Board determined not to authorize discussions between Hg and OneStream senior management regarding a rollover or other individual employment or retention arrangements at that time. It was the expectation of the OneStream Board to authorize discussions between Hg and OneStream senior management regarding a rollover or individual employment or retention arrangements following a transaction only after the negotiation of key economic terms of an acquisition had been substantially completed, and then only if required by Hg as a condition to executing a transaction. The OneStream Board also met in executive session, without Mr. Shea or other members of management or representatives of J.P. Morgan in attendance.

Over the subsequent two weeks, representatives of Wilson Sonsini met with representatives of Skadden, Arps, Meagher and Flom LLP, outside counsel to Hg (which we refer to as “Skadden”), from time to time to discuss procedural matters with respect to transaction discussions. As part of these discussions, the representatives of Wilson Sonsini noted that the OneStream Board had not authorized discussions between Hg and members of senior management of OneStream regarding a potential rollover or their individual employment or retention arrangements. The representatives of Wilson Sonsini noted the OneStream Board’s expectation that such discussions would not be authorized until the negotiation of key economic terms of an acquisition had been substantially completed, if at all. The representatives of Skadden noted Hg’s expectation that KKR, in its capacity as OneStream’s majority stockholder, would adopt the Merger Agreement by written consent shortly after the execution of the Merger Agreement.

Beginning on October 5, 2025, Hg and its advisors were granted access to OneStream’s virtual data room containing due diligence information regarding OneStream. Over the subsequent month and prior to the submission of the Second Revised Hg Proposal described below, Hg and its representatives conducted business, financial, operational, customer, legal, employment, accounting and other due diligence on OneStream. From time to time over this period, representatives of each of Hg and OneStream met to discuss due diligence information. Representatives of each of General Atlantic and Tidemark, in their capacity as potential co-investors with Hg, also participated in this due diligence. Representatives of each of Party A and Party D, as the only other potential counterparties that had expressed an interest in conducting further due diligence, were also granted access to OneStream’s virtual data room and also met with representatives of OneStream regarding the due diligence information.

On October 15, 2025, representatives of Party D informed representatives of J.P. Morgan that Party D was not interested in further pursuing a transaction with OneStream, citing concerns regarding Party D’s ability to pay an acquisition premium that it believed the OneStream Board would find competitive given Party D’s concerns about the durability of OneStream’s growth.

Also on October 15, 2025, an initial draft of the Merger Agreement was posted to the virtual data room by Wilson Sonsini. Key terms of the Merger Agreement negotiated between the parties, as described below, included: (1) the terms and conditions governing the ability of OneStream to enter into negotiations with respect to an unsolicited superior proposal or terminate the Merger Agreement in order to enter into an agreement with respect to an unsolicited superior proposal; (2) the amount of the termination fee payable by OneStream to Parent and the circumstances in which it would be payable; (3) the conditions to each party’s obligations to complete the mergers and the timing of the consummation of the mergers; (4) Parent’s and its affiliates’ obligations with respect to seeking required regulatory approvals to consummate the mergers; (5) Parent’s and its affiliates’ obligations to consummate the equity financing for the mergers; (6) OneStream’s obligations to cooperate with Hg in its efforts to obtain debt financing for the mergers; (7) the termination date and the circumstances in which the parties could terminate the Merger Agreement, as well as the limitation of the parties’ liability if the Merger Agreement was terminated; (8) OneStream’s representations and warranties in the Merger Agreement; and (9) the interim operating covenants applicable to OneStream prior to completion of the mergers and related exceptions for matters such as OneStream’s 2026 annual equity award refresh grants and other OneStream employee hiring, compensation and retention matters. The initial draft of the Merger Agreement provided, among other things, that OneStream would (1) seek to obtain the adoption of the Merger Agreement by written consent from the requisite majority of OneStream stockholders within 24 hours of the execution of the Merger Agreement; and (2) be permitted to terminate the Merger Agreement in order to enter into an agreement for an unsolicited superior proposal for a period of time following that adoption, subject to the terms and conditions of the Merger Agreement and the payment of a termination fee by OneStream. From time to time thereafter, representatives of each of Wilson Sonsini and Skadden, together with members of OneStream management and representatives of Hg, met to negotiate the terms of the Merger Agreement.

On October 17, 2025, representatives of Party A informed representatives of J.P. Morgan that Party A was not interested in pursuing a transaction with OneStream. As part of this discussion, the representatives of Party A stated that any proposal submitted by Party A would only have contemplated a purchase price in the “low $20s” per share.

On October 25, 2025, Skadden, on behalf of Hg, provided a revised draft of the Merger Agreement to the representatives of Wilson Sonsini, which, among other things, removed OneStream’s ability to terminate the Merger Agreement to enter into an agreement for an unsolicited superior proposal following the adoption of the Merger Agreement by written consent from the requisite majority of OneStream stockholders.

On October 27, 2025, the OneStream Board met, with members of OneStream management and representatives of each of J.P. Morgan and Wilson Sonsini in attendance. The representatives of J.P. Morgan presented preliminary financial analyses of OneStream based on the financial projections. Members of OneStream management and the representatives of J.P. Morgan also provided an update on discussions with the other potential counterparties contacted, noting that all other such potential counterparties had declined to continue discussions regarding a potential transaction. The OneStream Board discussed Party A’s indication of value, and determined that a proposal at that valuation would not be attractive. Members of OneStream management provided an update on the status of Hg’s due diligence. The OneStream Board discussed trends in OneStream’s business, including evolving concerns regarding customer acquisition and renewals, and the possibility that these trends could result in Hg reducing the value of the First Revised Hg Proposal. The representatives of Wilson Sonsini discussed with the OneStream Board the negotiation of the Merger Agreement, including the provisions related to closing certainty and the ability of the OneStream Board to negotiate and accept an unsolicited superior proposal. In executive session, without Mr. Shea in attendance, the OneStream Board discussed the timing of potential discussions between Hg and senior management regarding a rollover and other individual employment or retention arrangements following a transaction, based on the expectation that Hg would require such a rollover as part of their retention plans for senior management. The OneStream Board determined not to authorize these discussions because (1) the OneStream Board expected further negotiation over the economic terms of an acquisition with Hg and (2) it was concerned that Mr. Shea being undecided regarding a rollover in connection with a transaction would impair Hg’s willingness to pursue an acquisition of OneStream. Given the historical work done by J.P. Morgan for KKR, the OneStream Board discussed the possibility of engaging a second financial advisor to provide a second fairness opinion to the OneStream Board. Representatives of Wilson

Sonsini also discussed with the OneStream Board a pending lawsuit, which had been recently filed by a purported stockholder and asserted derivative claims on behalf of OneStream (the “derivative lawsuit”), including the OneStream Board’s duties related to the derivative lawsuit in the context of a potential acquisition of OneStream; the OneStream Board determined to continue to evaluate the merits and value to OneStream, if any, of the claims asserted in the derivative lawsuit. The OneStream Board instructed Wilson Sonsini to continue to negotiate the terms of the Merger Agreement. The OneStream Board met in executive session, without Mr. Shea or other members of OneStream management or representatives of J.P. Morgan in attendance, including as described above.

On October 30, 2025, Wilson Sonsini provided a revised draft of the Merger Agreement to Skadden. This draft merger agreement included an ability for OneStream to terminate the Merger Agreement to enter into an agreement for an unsolicited superior proposal following the adoption of the Merger Agreement by the requisite majority of OneStream stockholders. Wilson Sonsini also provided an initial draft of the Support Agreement.

On October 31, 2025, the OneStream Board met, with representatives of Wilson Sonsini in attendance. Members of OneStream management provided an update on the status of Hg’s due diligence, including anticipated Hg concerns regarding OneStream’s customer acquisition and renewals, and expressed their belief that Hg would submit a revised acquisition proposal. In light of the historical work done by J.P. Morgan for KKR, the OneStream Board again discussed the possibility of engaging a second financial advisor to provide a second fairness opinion to the OneStream Board. The OneStream Board (1) determined to seek a second financial advisor to provide a second fairness opinion; and (2) instructed OneStream management and Wilson Sonsini to contact financial advisor candidates to serve in this capacity.

On November 5, 2025, the OneStream Board met, with members of OneStream management and representatives of Wilson Sonsini in attendance. Members of OneStream management provided an update on the status of Hg’s due diligence, and the OneStream Board discussed the possibility that Hg would submit a revised acquisition proposal.

Also on November 5, 2025, Reuters published an article stating that OneStream was exploring strategic options, including a possible sale of OneStream. As of the close of business on November 4, 2025, the last full trading day prior to these press reports, OneStream’s Class A common stock traded at a price of $18.59 per share.

On November 6, 2025, OneStream publicly announced operating and financial results for its third quarter of 2025. On November 7, 2025, the first full trading day following this earnings announcement, the closing price of OneStream’s Class A common stock was $22.74 per share.

On November 11, 2025, Hg delivered a revised written non-binding indication of interest to acquire OneStream for $24.00 per share in cash (which we refer to as the “Second Revised Hg Proposal”). The Second Revised Hg Proposal was expressly conditioned on (1) the OneStream Board authorizing Hg to engage in discussions with members of OneStream senior management regarding a rollover; and (2) OneStream entering into an agreement to negotiate exclusively with Hg. The terms of the Second Revised Hg Proposal were otherwise consistent with the First Revised Hg Proposal, including the assumption that the TRA would terminate upon completion of the acquisition without payments by OneStream thereunder. In the Second Revised Hg Proposal, Hg stated that the Second Revised Hg Proposal was Hg’s “best and final” proposal.

Later on November 11, 2025, the OneStream Board met, with members of OneStream management and representatives of each of J.P. Morgan and Wilson Sonsini in attendance. The representatives of J.P. Morgan presented preliminary financial analyses of the Second Revised Hg Proposal, as well as market and trading perspectives following the rumors that OneStream was exploring strategic alternatives and OneStream’s recent earnings announcement. The representatives of J.P. Morgan reviewed the negotiations with Hg and the results of OneStream’s process to solicit other proposals. Noting the decrease in the value of the Second Revised Hg Proposal as compared to the First Revised Hg Proposal, the OneStream Board attributed this decrease to concerns by Hg with OneStream’s customer acquisition and renewal prospects, as well as market trends in the software industry generally. The OneStream Board believed that, based on the discussions and negotiations with Hg to date, it was unlikely that Hg would increase the value of the Second Revised Hg Proposal. The OneStream Board also discussed Hg’s request to discuss with OneStream senior management the possibility of participating in a rollover of the existing equity in OneStream in connection with a potential acquisition by Hg. Mr. Shea noted that, based on the terms of the Second Revised Hg Proposal, his preference was not to participate in a rollover of his equity stake at that time. Members of OneStream management discussed potential strategic and organizational changes to OneStream’s business that could improve the effectiveness of OneStream’s sales and marketing function. The OneStream Board determined that additional discussions with Hg were not warranted at that time based on (1) the expectation that an acquisition based on the Second Revised Hg Proposal would not be attractive to OneStream’s investors at that time in light of then current and recent trading prices of OneStream Class A common stock; (2) the expectation that Hg would not be willing to proceed with executing a transaction on the terms set forth in the Second Revised Hg Proposal without a rollover of existing OneStream equity interests by Mr. Shea; and (3) its decision to further evaluate potential strategic and organization changes to OneStream’s business, and the possibility that these changes would enhance stockholder value. The OneStream Board also met in executive session, without Mr. Shea or other members of management or representatives of J.P. Morgan in attendance. Following the meeting, the representatives of Hg were informed of the OneStream Board’s decision.

On December 2, 2025, OneStream announced certain leadership and organizational changes, including the appointment of Scott Leshinski as president of OneStream. Mr. Leshinski previously served as OneStream’s executive vice president, artificial intelligence and operational analytics. Mr. Shea, the chief executive officer and president of OneStream, ceased to serve as president upon Mr. Leshinski assuming that position; Mr. Shea continues to serve as chief executive officer of OneStream. On December 3, 2025, the first full trading day following this announcement, the closing price of OneStream’s Class A common stock was $18.55 per share.

On December 10, 2025, representatives of Hg contacted Mr. Welsh to inform him that Hg remained interested in pursuing an acquisition of OneStream.

On December 17, 2025, Hg delivered a written non-binding indication of interest that re-affirmed the terms of the Second Revised Hg Proposal. We refer to this December 17 proposal as the “Final Hg Proposal.” The terms of the Final Hg Proposal were generally consistent with the terms of the Second Revised Hg Proposal, including that the Final Hg Proposal was expressly conditioned on (1) the OneStream Board authorizing Hg to engage in discussions with Mr. Shea and other members of OneStream senior management regarding a rollover of their existing OneStream equity (which discussions with Mr. Shea would occur prior to signing the Merger Agreement); (2) OneStream entering into an agreement to negotiate exclusively with Hg; and (3) the TRA terminating upon completion of the acquisition without payments by OneStream thereunder. In the Final Hg Proposal, Hg reiterated that the Final Hg Proposal was Hg’s “best and final” proposal.

On December 17, 2025, the closing price of OneStream’s Class A common stock was $18.10 per share.

On December 18, 2025, the OneStream Board met, with members of OneStream management and representatives of each of J.P. Morgan and Wilson Sonsini in attendance. Mr. Welsh provided an update on his December 10 discussion with Hg. The representatives of J.P. Morgan discussed preliminary financial analyses of the Final Hg Proposal (which analysis was unchanged from that given on November 11, 2025). The OneStream Board discussed (1) the volatility in the trading price of OneStream’s Class A common stock and other companies in the software industry; (2) the strategic and organizational changes to OneStream’s business that could improve the effectiveness of OneStream’s sales and marketing function, which changes remained in early stages; and (3) the risks to achieving the benefits contemplated by these changes as well as the risks to achieving the financial and operating results contemplated by the financial projections. Mr. Shea informed the OneStream Board that, upon further reflection, and based upon the foregoing considerations, he was now willing to agree to participate in a rollover in an acquisition based on the Final Hg Proposal if required by Hg to complete the transaction, subject to negotiating the terms of the rollover with Hg. Based on the foregoing, the OneStream Board determined to re-initiate discussions with Hg regarding a potential acquisition based on the Final Hg Proposal. The OneStream Board authorized Mr. Shea to discuss the terms of a potential rollover of his equity stake with Hg, based on: (1) the OneStream Board’s belief that Hg would not improve the value of its acquisition proposal beyond the Final Hg Proposal, and therefore the negotiation of key economic terms of an acquisition would not be affected by these discussions or the terms of a rollover; and (2) Hg’s statement in the Final Hg Proposal that the proposal was conditioned upon being authorized to engage in discussions with members of senior management regarding a potential rollover of certain of their existing OneStream equity. The OneStream Board determined not to enter into exclusivity with Hg at that time until Hg and Mr. Shea had aligned on the substantive terms of Mr. Shea’s rollover and a transaction could be actionable. The OneStream Board reviewed OneStream’s efforts to solicit additional proposals and the possibility of re-engaging with other potential counterparties at that time. The OneStream Board directed J.P. Morgan to contact Party A to assess its level of interest in a transaction with OneStream. The OneStream Board determined to seek to re-engage with Party A at that time based on: (1) its view that Party A was the party most likely to be interested in an acquisition of OneStream, in light of the strategic rationale of a combination with a portfolio company of Party A; and (2) the risks of a wider solicitation process, including the possibility of jeopardizing the execution of a potential transaction with Hg, and the OneStream Board’s view, based upon its prior outreach to potential counterparties and the November 5, 2025 article by Reuters indicating that OneStream had been exploring a potential sale, that a broader solicitation process was not likely to yield a more attractive transaction proposal than the Final Hg Proposal. The OneStream Board also met in executive session, without Mr. Shea or other members of management or representatives of J.P. Morgan in attendance.

On December 19, 2025, representatives of Party A re-iterated to representatives of J.P. Morgan that any proposal Party A would submit would only contemplate a purchase price in the “low $20s” per share.

In the days following the OneStream Board’s December 18 meeting, the representatives of Hg and Mr. Shea negotiated the terms of Mr. Shea’s rollover. Hg initially required that Mr. Shea roll over approximately two thirds of his existing equity holdings in OneStream by re-investing his existing equity holdings indirectly in Parent. Following negotiations, Hg and Mr. Shea ultimately agreed in principle that he would roll over approximately 50 percent of his existing equity holdings in OneStream for equity interests in an entity that controls Parent, and over time following the mergers, be entitled to dispose of his equity interests in the entity that controls Parent for cash at a value equivalent to the per share price per re-invested share, subject to (1) Mr. Shea remaining employed by OneStream; and (2) the achievement by OneStream of certain performance metrics. For more information about Mr. Shea’s rollover arrangement, please refer to the section of this information statement captioned “ —Interests of OneStream’s Directors and Executive Officers in the Mergers—Shea Rollover.”

On December 26, 2025, the OneStream Board met, with members of OneStream management and representatives of each of J.P. Morgan and Wilson Sonsini in attendance. Members of OneStream management reviewed OneStream’s preliminary financial and operating performance for the fourth quarter 2025. Mr. Shea provided an update on the negotiation of his rollover. The OneStream Board also met in executive session, without Mr. Shea or other members of management or representatives of J.P. Morgan in attendance.

On December 27, 2025, the OneStream Board met, with members of OneStream management and representatives of each of J.P. Morgan and Wilson Sonsini in attendance. Mr. Shea provided an update on the negotiation of his rollover, including his belief that he and Hg had agreed in principle on the key substantive terms of Mr. Shea’s rollover as described above. It was the consensus of the OneStream Board that, based on Party A’s representation that any proposal it submitted would be in the “low $20s” per share, Party A would not make a proposal that was more attractive than the Final Hg Proposal. Based on the foregoing, and that the Final Hg Proposal was conditioned on OneStream agreeing to negotiate exclusively with Hg, the OneStream Board authorized OneStream to enter into exclusive negotiations with Hg. The representatives of Wilson Sonsini reviewed the key terms of the draft Merger Agreement and related transaction documents. The OneStream Board also met in executive session, without Mr. Shea or other members of management or representatives of J.P. Morgan in attendance.

On December 27, 2025, OneStream entered into an agreement to negotiate exclusively with Hg and its representatives until January 6, 2026.

Also on December 27, 2025, Skadden, on behalf of Hg, delivered revised drafts of the Merger Agreement and Support Agreement to Wilson Sonsini. Over the subsequent ten days, representatives of each of OneStream and Hg and their respective legal advisors exchanged drafts and negotiated the terms of the Merger Agreement and related transaction documents, and representatives of each of OneStream, Hg and KKR and their respective legal advisors exchanged drafts and negotiated the terms of the Support Agreement. Over this time period, Hg and its representatives conducted confirmatory business, financial, operational, customer, legal, employment, accounting and other due diligence on OneStream. The representatives of each of Hg and OneStream met from time to time regarding the due diligence information.

On December 30, 2025, the OneStream Board met, with members of OneStream management and representatives of each of J.P. Morgan and Wilson Sonsini in attendance. The representatives of Wilson Sonsini again reviewed the claims that had been asserted in the derivative lawsuit. The OneStream Board discussed (1) the merits, if any, of the claims alleged in the derivative lawsuit; (2) the likelihood of recovering damages; (3) the substantial costs that OneStream would incur in connection with litigating the claims; (4) the potential value to OneStream, if any, of the claims in light of these factors; and (5) the fact that during the negotiations of the economic terms of the acquisition proposal, the representatives of Hg had not mentioned the derivative lawsuit or the potential value of the claims in the derivative lawsuit. The representatives of Wilson Sonsini also provided an update on the negotiation of the Merger Agreement and related transaction documents. Following discussion, the OneStream Board directed OneStream management and Wilson Sonsini to continue negotiating the Merger Agreement. The OneStream Board reviewed relationship disclosures provided by Centerview and another internationally recognized financial advisor, which had been obtained at the OneStream Board’s request. The OneStream Board determined to engage Centerview as financial advisor based on Centerview’s qualifications, expertise and reputation, experience advising on similar transactions, and the limited nature of its prior relationships with the parties involved in the mergers. The OneStream Board directed OneStream management and Wilson Sonsini to finalize the terms of Centerview’s engagement. The OneStream Board also met in executive session, without Mr. Shea or other members of management or representatives of J.P. Morgan in attendance.

Also on December 30, 2025, representatives of Jones Day, KKR’s outside legal counsel, delivered an initial draft of the TRA Amendment to Wilson Sonsini. This initial draft of the TRA Amendment provided that the TRA will terminate (1) in connection with the consummation of the mergers or (2) if the Merger Agreement is terminated by OneStream to enter into an agreement for a superior proposal in accordance with the terms of the Merger Agreement, upon the consummation of such alternative acquisition, and no payments by OneStream will be made under the TRA in connection with the consummation of the mergers or any such alternative acquisition pursuant to the TRA. Over the subsequent week and prior to the execution of the Merger Agreement, representatives of OneStream, Hg and KKR and their respective legal advisors exchanged drafts and negotiated the terms of the TRA Amendment.

On January 3, 2026, as directed by the OneStream Board, OneStream entered into an engagement letter with Centerview as financial advisor to OneStream.

On January 4, 2026, the OneStream Board met, with members of OneStream management and representatives of each of J.P. Morgan, Centerview and Wilson Sonsini in attendance. The representatives of J.P. Morgan and members of OneStream management provided an update on the status of discussions with Hg and the expected timeline to execute the Merger Agreement, including upcoming meetings between OneStream management (including Mr. Shea) and representatives of Hg scheduled the following day. The representatives of each of J.P.

Morgan and Centerview reviewed their respective preliminary financial analyses of the Final Hg Proposal and each confirmed that it was prepared to deliver its fairness opinion. Each of J.P. Morgan and Centerview provided the OneStream Board with an updated customary relationship disclosure letter; the OneStream Board did not identify any conflicts that in its view would impair the ability of either J.P. Morgan or Centerview to fulfill its responsibilities to the OneStream Board. The representatives of Wilson Sonsini reviewed the key terms of the Merger Agreement, the Support Agreement, the TRA Amendment and the other related transaction documents, and discussed with the OneStream Board the key terms still being negotiated. The representatives of Wilson Sonsini reviewed with the OneStream Board its fiduciary duties under Delaware law. Mr. Welsh informed the OneStream Board that KKR (1) would enter into the TRA Amendment in connection with execution of the Merger Agreement to maximize value to OneStream stockholders in the transaction; and (2) expected to deliver the stockholder written consent adopting the Merger Agreement within 24 hours of the execution of the Merger Agreement. Mr. Shea also provided an update on the terms of his rollover being finalized with Hg. Following discussion, the OneStream Board directed OneStream management and Wilson Sonsini to work to finalize the terms of the Merger Agreement and the other related transaction documents. The OneStream Board also met in executive session, without Mr. Shea or other members of management or representatives of J.P. Morgan or Centerview in attendance.

Also on January 4, 2026, the audit committee of the OneStream Board met, with representatives of Wilson Sonsini in attendance, to review the terms of the proposed TRA Amendment. It was noted that, despite the fact that the TRA was being amended with the objective of maximizing value for stockholders in the transaction, and therefore was favorable to OneStream and its stockholders, the TRA Amendment would be entered into between KKR and OneStream. Therefore, the audit committee considered the TRA Amendment in a review separate from the OneStream Board. Following such review, the audit committee approved the TRA Amendment, subject to approval of the Merger Agreement and the TRA Amendment by the OneStream Board.

Following the meeting, the parties worked to finalize the Merger Agreement and the other related transaction documents.

On January 5, 2026, the OneStream Board met, with members of OneStream management and representatives of each of J.P. Morgan, Centerview and Wilson Sonsini in attendance. The representatives of J.P. Morgan and members of OneStream management provided an update on the status of discussions with Hg and the expected timeline to execute the Merger Agreement. The representatives of Wilson Sonsini provided an update on the negotiation of the Merger Agreement and related transaction documents and, after the meeting was adjourned and reconvened, the representatives of Wilson Sonsini reviewed the final terms of the Merger Agreement and the other related transaction documents, and Mr. Shea reviewed the final terms of his rollover arrangement. The representatives of J.P. Morgan reviewed its financial analyses of the mergers and the per share price, and delivered to the OneStream Board its oral opinion, which was subsequently confirmed by delivery of a written opinion, dated January 6, 2026, to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, the per share price to be paid to the holders of OneStream’s Class A common stock in the proposed mergers was fair, from a financial point of view, to such holders, as more fully described in the section of this information statement captioned “—Opinion of J.P. Morgan Securities LLC.” The representatives of Centerview reviewed its financial analyses of the mergers and the per share price, and rendered to the OneStream Board its oral opinion, which was subsequently confirmed by delivery of a written opinion, dated January 6, 2026, to the effect that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the per share price to be paid to the holders of OneStream’s Class A common stock (other than as specified in such opinion) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders, as more fully described in the section of this information statement captioned “—Opinion of Centerview Partners LLC.” The OneStream Board determined that claims asserted in the derivative lawsuit had little to no value to OneStream. The OneStream Board, after considering the factors more fully described in the section of this information statement captioned “—Recommendation of the OneStream Board of Directors and

Reasons for the Merger,” by unanimous vote of the directors present: (1) determined that the Merger Agreement and the transactions contemplated thereby, including the mergers, are advisable, fair to and in the best interests of OneStream and its stockholders; (2) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the mergers; (3) approved the execution and delivery of the Merger Agreement by OneStream; (4) directed that the adoption of the Merger Agreement be submitted for adoption by written consent of the OneStream stockholders; and (5) resolved to recommend that the OneStream stockholders consent to the adoption of the Merger Agreement and the approval of the company merger in accordance with the DGCL.

On January 6, 2026, the Merger Agreement, Support Agreement and TRA Amendment were executed by the parties. Also on January 6, 2026, following the execution of the Merger Agreement, the consenting stockholders executed and delivered to OneStream the stockholder written consent adopting the Merger Agreement. After delivery of the stockholder written consent, OneStream and Hg issued a press release announcing the execution and stockholder approval of the Merger Agreement.

Recommendation of the OneStream Board and Reasons for the Mergers

Recommendation of the OneStream Board

The OneStream Board, by unanimous vote of the directors present at a duly constituted meeting: (1) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the company merger, are advisable, fair to and in the best interests of OneStream and its stockholders; (2) approved and declared advisable the Merger Agreement and the transactions contemplated by the Merger Agreement, including the company merger; (3) approved the execution and delivery of the Merger Agreement by OneStream; (4) directed that the Merger Agreement be submitted for adoption by OneStream’s stockholders; and (5) resolved to recommend that OneStream’s stockholders adopt the Merger Agreement and approve the company merger in accordance with the DGCL.

Reasons for the Mergers

In evaluating the Merger Agreement and the mergers, the OneStream Board consulted with OneStream management, as well as representatives of each of Wilson Sonsini, J.P. Morgan and Centerview. In recommending that our stockholders adopt the Merger Agreement and approve the company merger in accordance with the DGCL, the OneStream Board considered and analyzed a number of factors, including the factors summarized below (which factors are not necessarily exhaustive or presented in order of relative importance). Based on these consultations, considerations and analyses, the OneStream Board concluded that entering into the Merger Agreement was advisable, fair to and in the best interests of OneStream and our stockholders.

The OneStream Board believed that the following material factors and benefits supported its determination and recommendation:

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OneStream’s Prospects and Execution Risks. The OneStream Board’s assessment of OneStream management’s then-current business plans and strategies and the potential opportunities that these plans and strategies presented, all of which were evaluated against, among other things, various execution and other risks to achieving those plans and strategies. Among the potential execution and other risks identified by the OneStream Board were:

•	OneStream’s prospects and competitive position as an independent public company. In this regard, the OneStream Board considered:

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our size, as well as our financial resources and access to capital on a cost-effective basis, in each case relative to our competitors, including larger legacy players that are more established and enjoy greater resources than OneStream;

•	challenges to retaining our existing customers and acquiring new customers, including challenges to increasing the effectiveness of our sales and marketing efforts;

•	the impact of recent changes in our senior management team and internal reorganizations;

•	the rapid technological change, frequent new product and service introductions and enhancements, changing customer demands and evolving industry standards that characterize our industry;

•	new and evolving competitive threats;

•	the evolving impact of artificial intelligence on our business and prospects;

•	challenges to our ability to successfully acquire and integrate other businesses and expand our offerings into new markets and geographies;

•	our ability to continue our transition to a SaaS-based model and implement other changes to our pricing model; and

•	the other risk factors described in our filings with the SEC, as listed in the section of this information statement captioned “Where You Can Find More Information.”

•	Challenges to maintaining and managing our continued growth, including through the development and implementation of AI-enabled solutions and other enhancements to our software platform.

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Challenges, for a publicly traded company, of making changes to our strategy and organization intended to achieve long-term growth, given that a publicly traded company is subject to investor scrutiny based on its quarterly performance. The OneStream Board was aware that the price of our Class A common stock could be negatively impacted if we did not meet our publicly disclosed guidance and investor expectations of our future financial and operational performance, including growth and profitability objectives, or announced leadership changes.

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Market volatility and the current and prospective business environment in which we operate, including macroeconomic and industry trends and challenges facing OneStream and the impact of changed economic and purchasing circumstances on key customer segments.

•	The historical market prices, volatility and trading information with respect to our Class A common stock and other companies in our industry.

•	The need to attract, retain and motivate talented senior management to execute OneStream’s business plan.

•	The inherent uncertainty of achieving the results reflected in the financial projections (as defined below).

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Results of Strategic Review Process. The OneStream Board’s determination that the mergers were the result of a reasoned, fully informed process overseen by the OneStream Board with the assistance of its advisors. Among the process considerations identified by the OneStream Board were:

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The conversations held by OneStream and its advisors, which occurred over several months, with four potential strategic acquirors and four financial sponsors, including Hg, concerning their interest in acquiring OneStream. The OneStream Board considered the nature of the engagement by each of these potential acquirors and that of these potential acquirors, only Hg submitted a proposal for an acquisition of OneStream that was capable of being accepted. Further, the OneStream Board was aware of press reports of rumors that OneStream was exploring strategic alternatives, including a potential sale of OneStream, and noted that these reports did not result in unsolicited contacts from additional interested potential acquirers. For more information on this process, see the section of this information statement captioned “—Background of the Mergers.”

•	The risk of losing a favorable opportunity to pursue a transaction with Hg if the OneStream Board sought to continue discussions with third parties.

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Cash Consideration; Certainty of Value and Liquidity. The consideration to be received by our stockholders in the mergers consists entirely of a fixed cash amount, which provides certainty of value and liquidity. The cash consideration also eliminates uncertainty and risk for our stockholders related to the continued execution of OneStream’s business plan, as well as risks related to the financial markets generally.

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Best Value Reasonably Obtainable. The OneStream Board’s determination that the per share price represents the best value reasonably obtainable for the shares of our common stock after extensive discussions with multiple parties, taking into account the familiarity of the OneStream Board with our business, operations, prospects, business strategy, assets, liabilities and general financial condition on a historical and prospective basis. The OneStream Board viewed favorably that the same amount and form of consideration would be payable in respect of our Class A common stock, Class D common stock and the LLC units generally, including in respect of shares of our common stock and LLC units held or beneficially owned by KKR. In addition, the OneStream Board believed that, measured against our longer-term execution risks, the per share price reflected a fair and favorable price for the applicable shares of our common stock. The OneStream Board considered that the per share price constitutes a 31 percent premium to the closing price of our Class A common stock on January 5, 2026 (the day before the Merger Agreement was executed and publicly announced) and a 27 percent premium to the volume-weighted average share price over the 30-trading day period ending January 5, 2026. Finally, the OneStream Board considered that the per share price represented the highest price that Hg said that it was willing to pay following negotiations with OneStream.

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Operating Flexibility. The fact that we have a reasonable degree of operating flexibility under the terms of the Merger Agreement to conduct our business in the ordinary course prior to the consummation of the mergers.

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Potential Strategic Alternatives. The OneStream Board’s determination that none of the possible alternatives to the mergers (including the possibility of us continuing to operate as an independent public company or pursuing a different transaction), considering the desirability and perceived risks of those alternatives, as well as the potential benefits and risks to our stockholders of those alternatives, and the timing and likelihood of effecting such alternatives, was reasonably likely to present superior opportunities for us to create greater value for our stockholders, taking into account execution risks as well as business, competitive, financial, industry, legal, market and regulatory risks.

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Fairness Opinion of J.P. Morgan. The financial analyses presented by J.P. Morgan to the OneStream Board and the January 6, 2026 oral opinion delivered by J.P. Morgan to the OneStream Board, which was subsequently confirmed by delivery of its written opinion dated January 6, 2026, to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, the consideration to be paid to the holders of our Class A common stock in the proposed mergers was fair, from a financial point of view, to such holders. The full text of the written opinion of J.P. Morgan, dated January 6, 2026, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, is attached as Annex B to this information statement and is incorporated by reference. The summary of the opinion of J.P. Morgan set forth in this information statement is qualified in its entirety by reference to the full text of such opinion.

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Fairness Opinion of Centerview. The oral opinion of Centerview rendered to the OneStream Board on January 6, 2026, which was subsequently confirmed by delivery of a written opinion dated such date, that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations set forth in such opinion, the per share price to be paid to the holders of our Class A common stock (other than as specified in such opinion) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.

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Negotiations with Hg and Terms of the Merger Agreement. The OneStream Board’s determination that the Merger Agreement, which was the product of arm’s-length negotiations, contained terms that provided OneStream with a reasonable level of closing certainty. The factors evaluated included:

•	The limited and customary conditions to the obligation of Parent to complete the mergers.

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That there is no financing condition to the consummation of the mergers and that the funds affiliated with Hg have committed to provide equity financing to Parent in an amount that will be sufficient to fund the aggregate purchase price and the other fees, expenses and other amounts contemplated by the Merger Agreement, as more fully described in the section of this information statement captioned “—Financing of the Mergers.”

•	OneStream’s ability, under the circumstances specified in the Merger Agreement, to specifically enforce Parent’s obligation to cause the equity financing to be funded and to consummate the mergers.

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Reasonable Likelihood of Consummation. The OneStream Board’s determination that an acquisition of OneStream by Parent has a reasonable likelihood of closing, including that the regulatory approvals required to consummate the mergers are reasonably likely to be obtained.

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Timing of Completion. The anticipated timing of the consummation of the mergers and the OneStream Board’s determination that the mergers were capable of being completed in a reasonable timeframe and in an orderly manner, thereby reducing the period during which OneStream’s business would be subject to the potential uncertainty of closing.

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Business Reputation of Hg. The business reputation and financial resources of Hg, which supported the OneStream Board’s determination that a transaction with Parent (which is an affiliate of investment funds managed by Hg) was reasonably likely to be consummated successfully and in an appropriately expedited manner.

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TRA Amendment. The OneStream Board’s determination that the TRA Amendment, which eliminates any obligation to make any payments under the TRA in connection with the mergers, was favorable to our stockholders. In this regard, the OneStream Board was aware that (1) the payment obligations under the TRA in connection with a change of control of OneStream were substantial and would have to be satisfied in connection with an acquisition of OneStream, absent the TRA Amendment; (2) these payment obligations would reasonably be expected to reduce the amount that an acquirer (including Hg) was willing to pay to acquire the shares of our common stock; and (3) the final Hg proposal assumed the termination of the TRA in connection with an acquisition of OneStream by Hg. The OneStream Board also considered that the TRA Amendment provides that, generally speaking, if the Merger Agreement is terminated by OneStream to enter into an agreement for an alternative acquisition transaction, then the TRA will terminate and no payments will be made under the TRA in connection with the consummation of that alternative acquisition transaction.

•	Appraisal Rights. The appraisal rights that are available to holders of our common stock under Delaware law in connection with the mergers.

The OneStream Board also considered a number of uncertainties and risks and other potentially negative factors related to its recommendation, including the following:

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Risks Associated with Failure to Consummate the Mergers. The possibility that the mergers might not be consummated and, if they are not consummated, that: (1) our directors, senior management and other employees will have expended extensive time and effort and will have experienced significant distractions from their work on behalf of OneStream during the pendency of the mergers; (2) we will have incurred significant transaction and other costs (many of which are payable whether or not the mergers are consummated); (3) our business relationships with current or prospective customers, business partners, suppliers, vendors, employees and investors may be adversely affected, which could cause an adverse impact on OneStream’s operating results; (4) the trading price of our Class A common stock could be adversely affected; and (5) the contractual and legal remedies available to us if Parent were to seek to terminate the Merger Agreement or abandon the mergers may be insufficient from a variety of perspectives, costly to pursue, or both.

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No Stockholder Participation in Future Growth or Earnings. The nature of the mergers as cash transactions means that our stockholders will not participate in our future earnings or growth and will not benefit from any appreciation in value of the surviving corporation following the mergers. In this regard, the OneStream Board believed that, measured against the estimated future financial and operating performance reflected in the financial projections, the per share price reflected a fair and favorable price for the applicable shares of our common stock.

•

Other Strategic Options. The other potential alternative strategies available to us as an independent company, which, despite significant uncertainty, have the potential to result in the creation of additional stockholder value.

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No Ability to Solicit an Alternative Transaction. The restrictions in the Merger Agreement on our ability to solicit competing acquisition proposals, which proposals have the potential to be superior to the terms of the mergers. In addition, the Merger Agreement provides that following stockholder approval of the Merger Agreement (which occurred shortly after entry into the Merger Agreement), OneStream no longer has any ability to terminate the Merger Agreement to accept a competing acquisition proposal.

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Termination Fee Payable to Parent. The requirement that we pay a termination fee to Parent, under certain circumstances following termination of the Merger Agreement. The OneStream Board considered the potentially dampening effect that the termination fee could have on a third party’s interest in making a proposal to acquire us, if applicable.

•	Need for Regulatory Clearances. The requirement to obtain certain regulatory clearances to complete the mergers, which clearances subject the mergers to potential delays and risks.

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Impact of Interim Restrictions on OneStream’s Business Pending the Completion of the Mergers. The restrictions in the Merger Agreement on the conduct of our business prior to the consummation of the mergers, which may delay or prevent us from undertaking strategic initiatives before the completion of the mergers that, absent the Merger Agreement, we might have pursued.

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Effects of the Announcement of the Mergers. The effects of the public announcement of the mergers, including the: (1) effects on our employees, customers, partners, suppliers, vendors and operating results; (2) impact on our ability to attract and retain management, sales and marketing, engineering and technical personnel; and (3) potential for litigation in connection with the mergers, and the risk of incurring substantial costs and expenses in connection with that litigation.

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Taxable Consideration. Our stockholders’ receipt of cash in exchange for shares of our common stock in the mergers will generally be a taxable transaction for U.S. federal income tax purposes for our stockholders that are U.S. persons.

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Interests of OneStream’s Directors and Executive Officers. That our directors and executive officers may have interests in the mergers that may be different from, or in addition to, those of our other stockholders, as more fully described in the section of this information statement captioned “—Interests of OneStream’s Directors and Executive Officers in the Mergers.” With respect to Mr. Shea’s rollover arrangement with Parent, described below, the Board viewed favorably that discussions between Mr. Shea and representatives of Hg regarding Mr. Shea’s rollover did not commence until after the negotiation of the key economic terms of the mergers between OneStream and Hg were completed.

This discussion is not meant to be exhaustive. Rather, it summarizes the material considerations and analyses evaluated by the OneStream Board in its consideration of the mergers. Those considerations and analyses are not necessarily presented in order of importance. After considering these and other factors, the OneStream Board concluded that the potential benefits of entering into the Merger Agreement outweighed the potential uncertainties and risks. Given the variety of factors considered by the OneStream Board and the complexity of these factors, the OneStream Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to these factors in reaching its determination and recommendations. Moreover, each member of the OneStream Board applied his or her own personal business judgment to the process and may have assigned different relative weights to the different factors. The OneStream Board approved the Merger Agreement based upon the totality of the information presented to, and considered by, the OneStream Board.

Requisite Stockholder Approval

Pursuant to Delaware law and the Merger Agreement, the consummation of the company merger is subject to the adoption of the Merger Agreement by holders of a majority of the voting power of the outstanding shares of all of our common stock. Pursuant to the Company Charter, each share of our Class A common stock and our Class B common stock entitles the holder thereof to one vote per share and each share of our Class C common stock and our Class D common stock entitles the holder thereof to ten votes per share, on all matters submitted to a vote of the holders of such common stock.

On January 6, 2026, following the execution of the Merger Agreement, the consenting stockholders delivered the stockholder written consent adopting the Merger Agreement in all respects and approving the transactions contemplated thereby. As a result of the stockholder written consent, no further action by any stockholder of OneStream is required to adopt the Merger Agreement in order to consummate the company merger, and we will not be (1) soliciting your vote for the adoption of the Merger Agreement; or (2) calling or holding a special meeting of our stockholders to vote on the adoption of the Merger Agreement. In addition, KKR Dream Holdings LLC consented to the execution of the Merger Agreement and the consummation of the company merger, as required by the OneStream Charter.

When actions are taken by written consent of less than all of the stockholders entitled to vote on a matter, the DGCL requires notice of such actions be given to those stockholders who did not consent in writing and who, if the actions had been taken at a meeting of stockholders, would have been entitled to notice of the meeting. This information statement and the attached notice constitute the notice required by the DGCL.

Pursuant to OneStream LLC’s Sixth Amended and Restated Operating Agreement, OneStream, in its capacity as the manager of OneStream LLC, has the power and authority to effect the LLC merger without the prior consent of any member of OneStream LLC. OneStream, in its capacity as the manager of OneStream LLC, approved the execution of the Merger Agreement and the consummation of the LLC merger, and no further action by any holder of LLC units or any other current or former member of OneStream LLC is required to consummate the LLC merger.

Opinion of J.P. Morgan Securities LLC

Pursuant to an engagement letter dated September 21, 2025, OneStream retained J.P. Morgan as its financial advisor in connection with the proposed mergers.

At the meeting of the OneStream Board on January 6, 2026, J.P. Morgan rendered its oral opinion to the OneStream Board to the effect that, as of such date, and based upon and subject to the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, the consideration to be paid to the holders of our Class A common stock in the proposed mergers was fair, from a financial point of view, to such holders. J.P. Morgan confirmed its January 6, 2026 oral opinion by delivering its written opinion dated January 6, 2026 to the OneStream Board that, as of such date, the consideration to be paid to the holders of our Class A common stock in the proposed mergers was fair, from a financial point of view, to such holders.

The full text of the written opinion of J.P. Morgan dated January 6, 2026, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by J.P. Morgan in preparing its opinion, is attached as Annex B to this information statement and is incorporated by reference. The summary of the opinion of J.P. Morgan set forth in this information statement is qualified in its entirety by reference to the full text of such opinion. OneStream’s stockholders are urged to read the opinion in its entirety. J.P. Morgan’s opinion was addressed to the OneStream Board (in its capacity as such) in connection with and for the purposes of its evaluation of the proposed mergers, and was limited to the fairness, from a financial point of view, of the consideration to be paid to the holders of our Class A common stock in the mergers and did not address any other aspect of the mergers. J.P. Morgan expressed no opinion as to the fairness of any consideration to be paid in connection with the proposed mergers to the holders of any other class of securities, creditors or other constituencies of OneStream or as to the underlying decision by OneStream to engage in the proposed mergers. The issuance of J.P. Morgan’s opinion was approved by a fairness opinion committee of J.P. Morgan. The opinion does not constitute a recommendation to any stockholder of OneStream as to how such stockholder should vote with respect to the proposed mergers or any other matter.

In arriving at its opinion, J.P. Morgan, among other things:

•	reviewed the Merger Agreement;

•	reviewed certain publicly available business and financial information concerning OneStream and the industries in which it operates;

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compared the proposed financial terms of the mergers with the publicly available financial terms of certain transactions involving companies J.P. Morgan deemed relevant and the consideration paid for such companies;

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compared the financial and operating performance of OneStream with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of OneStream’s Class A common stock and certain publicly traded securities of such other companies;

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reviewed certain internal financial analyses and forecasts prepared by the management of OneStream relating to its business, as discussed more fully in the section of this information statement captioned “—Financial Projections”; and

•	performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.

In addition, J.P. Morgan held discussions with certain members of the management of OneStream and its subsidiary, OneStream LLC, and with representatives of Hg, in each case with respect to certain aspects of the mergers, and the past and current business operations of OneStream and OneStream LLC, the financial condition and future prospects and operations of OneStream and OneStream LLC, and certain other matters that J.P. Morgan believed necessary or appropriate to its inquiry.

In giving its opinion, J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by OneStream, OneStream LLC and Hg or otherwise reviewed by or for J.P. Morgan. J.P. Morgan did not independently verify any such information or its accuracy or completeness, and pursuant to J.P. Morgan’s engagement letter with OneStream, J.P. Morgan did not assume any obligation to undertake any such independent verification. J.P. Morgan did not conduct and was not provided with any valuation or appraisal of any assets or liabilities, nor did J.P. Morgan evaluate the solvency of OneStream, OneStream LLC or Hg under any applicable laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to J.P. Morgan or derived therefrom, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of OneStream and OneStream LLC to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts or the assumptions on which they were based. J.P. Morgan also assumed that the mergers and the other transactions contemplated by the Merger Agreement will be consummated as described in the Merger Agreement. J.P. Morgan also assumed that the representations and warranties made by OneStream, OneStream LLC and Hg in the Merger Agreement and the related agreements were and will be true and correct in all respects material to its analysis. J.P Morgan is not a legal, regulatory or tax expert and relied on the assessments made by advisors to OneStream with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the mergers will be obtained without any adverse effect on OneStream or OneStream LLC or on the contemplated benefits of the mergers.

The projections furnished to J.P. Morgan were prepared by OneStream’s management as discussed more fully in the section of this information statement captioned “—Financial Projections.” OneStream does not publicly disclose internal management projections of the type provided to J.P. Morgan in connection with J.P. Morgan’s analysis of the proposed mergers, and such projections were not prepared with a view toward public disclosure. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of OneStream’s management, including, without limitation, factors related to general economic and competitive conditions and prevailing interest rates, and other factors as set forth in the section captioned “Special Note Regarding Forward Looking Statements.” Accordingly, actual results could vary significantly from those set forth in such projections. For more information regarding the use of projections and other forward-looking statements, please refer to the section of this information statement captioned “—Financial Projections.”

J.P. Morgan’s opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. J.P. Morgan’s opinion noted that subsequent developments may affect J.P. Morgan’s opinion and that J.P. Morgan does not have any obligation to update, revise, or reaffirm such opinion. J.P. Morgan’s opinion is limited to the fairness, from a financial point of view, of the consideration to be paid to the holders of our Class A common stock in the proposed mergers, and J.P. Morgan expressed no opinion as to the fairness of any consideration paid in connection with the proposed mergers to the holders of any other class of securities, including holders of our Class B common stock, Class C common stock, and Class D common stock and LLC units, creditors or other constituencies of OneStream or as to the underlying decision by OneStream to engage in the mergers. Furthermore, J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the proposed mergers, or any class of such persons relative to the consideration to be paid to the holders of our Class A common stock in the proposed mergers or with respect to the fairness of any such compensation.

The terms of the Merger Agreement, including the consideration, were determined through arm’s-length negotiations between OneStream and Hg, and the decision to enter into the Merger Agreement was solely that of the OneStream Board. J.P. Morgan’s opinion and financial analyses were only one of the many factors considered by the OneStream Board in its evaluation of the proposed mergers and should not be viewed as determinative of the views of the OneStream Board or of OneStream management with respect to the proposed mergers or the consideration.

In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methodologies in rendering its opinion to the OneStream Board on January 6, 2026 and in the financial analyses presented to the OneStream Board on such date in connection with the rendering of such opinion. The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with rendering its opinion to the OneStream Board and does not purport to be a complete description of the analyses or data presented by J.P. Morgan. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by J.P. Morgan, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of J.P. Morgan’s analyses.

Public Trading Multiples

Using publicly available information, J.P. Morgan compared selected financial data of OneStream with similar data for selected publicly traded companies engaged in businesses that J.P. Morgan judged to be sufficiently analogous to OneStream (or aspects thereof). The companies selected by J.P. Morgan were as follows:

•	Datadog, Inc.

•	Zscaler, Inc.

•	Samsara Inc.

•	Xero Ltd

•	Klaviyo, Inc.

•	monday.com Ltd.

•	GitLab Inc.

•	SentinelOne, Inc.

These companies were selected, among other reasons, by J.P. Morgan because they are publicly traded companies with operations, businesses and financial performance that, for the purposes of J.P. Morgan’s analysis, J.P. Morgan considered to be similar to those of OneStream. However, certain of these companies may have characteristics that are materially different from those of OneStream. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the selected companies differently than they would affect OneStream.

Using publicly available information, J.P. Morgan calculated, for each selected company, the multiple of the firm value (which is referred to in this summary of J.P. Morgan’s opinion as “FV”) (calculated as equity value, plus or minus, as applicable, net debt or net cash) to the analyst consensus estimates of calendar year 2026 revenues, for the applicable company (which is referred to in this summary of J.P. Morgan’s opinion as “FV/2026E revenue multiple”). OneStream’s estimated cash balance as of December 31, 2025 was provided by OneStream management.

Based on the results of this analysis, J.P. Morgan selected a FV/2026E revenue multiple reference range for OneStream of 4.0x to 6.0x. J.P. Morgan then applied such reference range to OneStream’s estimated revenue for fiscal year 2026 provided in the financial projections (as defined below). The analysis indicated a range of implied equity values per share of our Class A common stock (rounded to the nearest $0.25) of approximately $13.75 to $19.00, which was compared to (i) the closing share price of our Class A common stock of $17.72 as of January 2, 2026, (ii) the closing share price of our Class A common stock as of November 4, 2025, the last trading day prior to press reports of a potential transaction involving OneStream (which is referred to in this summary of J.P. Morgan’s opinion as the “unaffected share price”) of $18.59, (iii) the consideration to be paid in the proposed mergers of $24.00 per share of our Class A common stock.

Selected Transaction Analysis

Using publicly available information, J.P. Morgan compared selected financial data of OneStream with similar data for selected public transactions that J.P. Morgan judged to be sufficiently analogous to the proposed mergers (or aspects thereof). The transactions selected by J.P. Morgan were as follows:

Announcement Date	Acquiror	Target
August 21, 2025	Thoma Bravo, L.P.	Dayforce, Inc.
January 7, 2025	Paychex, Inc.	Paycor HCM, Inc.

Announcement Date	Acquiror	Target
September 24, 2024	Vista Equity Partners Management, LLC and Blackstone Management Partners L.L.C.	SmartSheet Inc.
October 23, 2023	Vista Equity Partners Management, LLC	EngageSmart, Inc.
March 14, 2023	Blackstone Management Partners L.L.C.	Cvent Holding Corp.
March 12, 2023	Silver Lake Group, LLC and Canada Pension Plan Investment Board	Qualtrics International Inc.
December 12, 2022	Thoma Bravo, L.P.	Coupa Software Incorporated
September 28, 2022	EQT AB	BTRS Holdings Inc.
August 8, 2022	Vista Equity Partners Management, LLC	Avalara, Inc.
June 24, 2022	Hellman & Friedman LLC and Permira Advisers LLC	Zendesk, Inc.
March 20, 2022	Thoma Bravo, L.P.	Anaplan, Inc.
June 10, 2019	salesforce, inc.	Tableau Software, Inc.
February 3, 2019	Hellman & Friedman LLC	The Ultimate Software Group, Inc.
November 11, 2018	SAP SE	Qualtrics International Inc.
June 11, 2018	Workday, Inc.	Adaptive Insights, Inc.
January 29, 2018	SAP SE	Callidus Software Inc.
July 28, 2016	Oracle Corporation	NetSuite Inc.
June 1, 2016	salesforce.com, inc.	Demandware, Inc.

These transactions were selected, among other reasons, by J.P. Morgan because certain aspects of the transactions, for the purposes of J.P. Morgan’s analysis, may be considered similar to the proposed mergers. However, certain of these transactions may have characteristics that are materially different from those of the proposed mergers. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the transactions differently than they would affect the proposed mergers.

Using publicly available information, J.P. Morgan calculated, for each selected transaction, the multiple of the target company’s FV implied in the relevant transaction to the target company’s adjusted revenue for the 12 months immediately following the announcement of the applicable transaction (which is referred to in this summary of J.P. Morgan’s opinion as the “FV/NTM revenue multiple”). Based on the results of this analysis, J.P. Morgan selected a FV/NTM revenue multiple reference range for OneStream of 7.5x to 11.0x. J.P. Morgan then applied such reference range to OneStream’s estimated revenue for fiscal year 2026 provided in the financial projections. The analysis range of implied equity values per share of our Class A common stock (rounded to the nearest $0.25) of approximately $23.00 to $32.00, which was compared to (i) the closing share price of OneStream’s Class A common stock of $17.72 as of January 2, 2026, (ii) the unaffected share price of $18.59 and (iii) the consideration to be paid in the proposed mergers of $24.00 per share of our Class A common stock.

Discounted Cash Flow Analysis.

J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining an implied fully diluted equity value per share of our Class A common stock. J.P. Morgan calculated the unlevered free cash flows that OneStream is expected to generate during fiscal years 2026 through 2035 based on the financial projections.

J.P. Morgan also calculated a range of terminal values for OneStream at the end of this period by applying terminal growth rates ranging from 4.0% to 5.0%, based on guidance provided by OneStream management, to estimates of OneStream’s unlevered terminal free cash at the end of fiscal year 2035, as provided in the financial projections.

J.P. Morgan then discounted the unlevered free cash flow estimates and the range of terminal values to present value as of December 31, 2025 using a range of discount rates from 10.00% to 11.00%, which range was selected by J.P. Morgan based upon an analysis of the weighted average cost of capital of OneStream. The present values of the unlevered free cash flow estimates and the range of terminal values were then adjusted for OneStream’s estimated net cash as of December 31, 2025, as provided by OneStream management. The analysis indicated a range of implied equity values per share of our Class A common stock (rounded to the nearest $0.25) of $21.50 to $28.50, which was compared to (i) the closing share price of our Class A common stock of $17.72 as of January 2, 2026, (ii) the unaffected share price of $18.59 and (iii) the consideration to be paid in the proposed mergers of $24.00 per share of our Class A common stock.

Miscellaneous

The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes and should not be taken to be the view of J.P. Morgan with respect to the actual value of OneStream. The order of analyses described does not represent the relative importance or weight given to those analyses by J.P. Morgan. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion.

Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan’s analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. None of the selected companies reviewed as described in the above summary is identical to OneStream, and none of the selected transactions reviewed was identical to the proposed mergers. However, the companies selected were chosen by J.P. Morgan because they are publicly traded companies with operations and businesses that, for the purposes of J.P. Morgan’s analysis, may be considered similar to those of OneStream. The transactions selected were similarly chosen because their participants, size and other factors, for the purposes of J.P. Morgan’s analysis, may be considered similar to the proposed mergers. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to OneStream and the transactions compared to the proposed mergers.

As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. J.P. Morgan was selected to advise OneStream with respect to the proposed mergers and deliver an opinion to the OneStream Board with respect to the proposed mergers on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters and its familiarity with OneStream and the industries in which it operates.

For financial advisory services rendered in connection with the proposed mergers, OneStream has agreed to pay J.P. Morgan an estimated fee of approximately $48 million, approximately $5 million of which became payable to J.P. Morgan at the time that J.P. Morgan delivered its opinion and the remainder of which is contingent and payable upon the consummation of the proposed mergers. In addition, OneStream has agreed to reimburse J.P. Morgan for certain of its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan’s engagement.

Other than financial advisory services rendered in connection with the proposed mergers, during the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with OneStream, KKR & Co., Inc. (which is referred to in this summary of J.P. Morgan’s opinion as “KKR”), a significant affiliate of OneStream, Hg and Sponsors for which J.P. Morgan and such affiliates have received customary compensation. Such services for OneStream during such period have included acting as joint lead bookrunner on OneStream’s initial public offering in July 2024 and joint lead bookrunner on OneStream’s offering of equity securities in November 2024, and such services for KKR during such period have included acting as joint lead bookrunner on KKR’s offering of debt securities in May 2025, as joint lead arranger and bookrunner on credit facilities of KKR subsidiaries in March 2025, July 2025 and September 2025, and providing syndicated lending, debt underwriting, equity underwriting and financial advisory services to KKR portfolio companies. In addition, J.P. Morgan’s commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of OneStream, of certain KKR subsidiaries and of certain KKR portfolio companies for which, in each case, it receives customary compensation or other financial benefits. In addition, J.P. Morgan and/or its affiliates are currently providing investment banking services to KKR and/or its affiliates in connection with transactions that are unrelated to the proposed mergers. J.P. Morgan and/or its affiliates expect to receive customary compensation in connection with such investment banking services which, considered in the aggregate and assuming all the transactions are actually completed, are expected by J.P. Morgan to be greater than the fee for financial advisory services that J.P. Morgan expects to receive from OneStream in connection with the proposed merger. During the two years preceding the date of J.P. Morgan’s opinion, the aggregate fees recognized by J.P. Morgan from OneStream was approximately $13 million and from KKR and/or its affiliates was approximately $151 million. During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates have had commercial or investment relationships with Hg, a significant affiliate of Hg, for which J.P. Morgan and such affiliates have received customary compensation. Such services for Hg during such period have included providing syndicated lending and financial advisory services to certain Hg portfolio companies. During the two years preceding the date of J.P. Morgan’s opinion, the aggregate fees recognized by J.P. Morgan from Hg and/or its affiliates were approximately $38 million. During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates have had commercial or investment relationships with General Atlantic, a co-investor with Hg in the proposed mergers, for which J.P. Morgan and such affiliates have received customary compensation. Such services for General Atlantic during such period have included providing syndicated lending, debt underwriting, equity underwriting and financial advisory services to General Atlantic portfolio companies. In addition, J.P. Morgan’s commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of certain General Atlantic portfolio companies. In addition, J.P. Morgan and/or its affiliates are currently providing investment banking services to General Atlantic and/or its affiliates, in connection with transactions that are unrelated to the proposed mergers. J.P. Morgan and/or its affiliates expect to receive customary compensation in connection with such investment banking services which, considered in the aggregate and assuming all the transactions are actually completed, are expected by J.P. Morgan to be greater than the fee for financial advisory services that J.P. Morgan expects to receive from OneStream in connection with the proposed mergers. During the two years preceding the date of J.P. Morgan’s opinion, the aggregate fees recognized by J.P. Morgan from General Atlantic and/or its affiliates were approximately $107 million. During the two years preceding the date of J.P. Morgan’s opinion, neither J.P. Morgan nor its affiliates have had any material financial advisory or other material commercial or investment banking relationships with Tidemark Capital, a co-investor with Hg in the proposed mergers. J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of OneStream and KKR. In the ordinary course of its businesses, J.P. Morgan and its affiliates actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of OneStream and

KKR for their own account or for the accounts of customers and, accordingly, J.P. Morgan is likely at any time to hold long or short positions in such securities or other financial instruments.

Opinion of Centerview Partners LLC

On January 6, 2026, Centerview rendered to the OneStream Board its oral opinion, subsequently confirmed in a written opinion dated such date, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the per share price to be paid to the holders of shares of our Class A common stock (other than as provided in Centerview’s opinion) pursuant to the Merger Agreement was fair, from a financial point of view, to such holders.

The full text of Centerview’s written opinion, dated January 6, 2026, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex C and is incorporated herein by reference. The summary of the written opinion of Centerview set forth below is qualified in its entirety to the full text of Centerview’s written opinion attached as Annex C. Centerview’s financial advisory services and opinion were provided solely for the information and assistance of the OneStream Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction and Centerview’s opinion only addressed the fairness, from a financial point of view, as of the date thereof, to the holders of shares of our Class A common stock (other than as provided in Centerview’s opinion) of the per share price to be paid to such holders pursuant to the Merger Agreement. Centerview’s opinion did not address any other term or aspect of the Merger Agreement or the Transaction and does not constitute a recommendation to any stockholder of OneStream or any other person as to how, if applicable, such stockholder or other person should vote with respect to the company merger or otherwise act with respect to the Transaction or any other matter.

The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.

In connection with rendering the opinion described above and performing its related financial analyses, Centerview reviewed, among other things:

•	a draft of the Merger Agreement dated January 6, 2026 (which is referred to in this summary of Centerview’s opinion as the “Draft Merger Agreement”);

•	OneStream’s registration statement on Form S-1 (as amended);

•	the Annual Report on Form 10-K of OneStream for the year ended December 31, 2024;

•	certain interim reports to stockholders and Quarterly Reports on Form 10-Q of OneStream;

•	certain publicly available research analyst reports for OneStream;

•	certain other communications from OneStream to its stockholders; and

•

certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of OneStream, including certain financial forecasts, analyses and projections relating to OneStream prepared by management of OneStream and furnished to Centerview by OneStream for purposes of Centerview’s analysis (which are referred to in this summary of Centerview’s opinion as the “Forecasts,” and which are collectively referred to in this summary of Centerview’s opinion as the “Internal Data”).

Centerview also participated in discussions with members of the senior management and representatives of OneStream regarding their assessment of the Internal Data. In addition, Centerview reviewed publicly available financial and stock market data, including valuation multiples, for OneStream and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that Centerview deemed relevant. Centerview also compared certain of the proposed financial terms of the Transaction with the financial terms, to the extent publicly available, of certain other transactions that Centerview deemed relevant, and conducted such other financial studies and analyses and took into account such other information as Centerview deemed appropriate.

Centerview assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by Centerview for purposes of its opinion and, with OneStream’s consent, Centerview relied upon such information as being complete and accurate. In that regard, Centerview assumed, at OneStream’s direction, that the Internal Data (including, without limitation, the Forecasts) were reasonably prepared on bases reflecting the best currently available estimates and judgments of OneStream management as to the matters covered thereby and Centerview relied, at OneStream’s direction, on the Internal Data for purposes of Centerview’s analysis and opinion. Centerview expressed no view or opinion as to the Internal Data or the assumptions on which it was based. In addition, at OneStream’s direction, Centerview did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of OneStream or any of its subsidiaries, nor was Centerview furnished with any such evaluation or appraisal, and was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of OneStream or any of its subsidiaries. Centerview assumed, at OneStream’s direction, that the final executed Merger Agreement would not differ in any respect material to Centerview’s analysis or opinion from the Draft Merger Agreement reviewed by Centerview. Centerview also assumed, at OneStream’s direction, that the Transaction will be consummated on the terms set forth in the Merger Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to Centerview’s analysis or Centerview’s opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to Centerview’s analysis or Centerview’s opinion. Centerview did not evaluate and did not express any opinion as to the solvency or fair value of OneStream or any of its subsidiaries, or the ability of OneStream or any of its subsidiaries to pay their respective obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Centerview is not a legal, regulatory, tax or accounting advisor, and Centerview expressed no opinion as to any legal, regulatory, tax or accounting matters.

Centerview’s opinion expressed no view as to, and did not address, the OneStream Board’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to OneStream or any of its subsidiaries or in which OneStream or any of its subsidiaries might engage. Centerview’s opinion was limited to and addressed only the fairness, from a financial point of view, as of the date of Centerview’s written opinion, to the holders of shares of our Class A common stock (other than as provided in Centerview’s opinion) of the per share price to be paid to such holders pursuant to the Merger Agreement. For purposes of its opinion, Centerview was not asked to, and Centerview did not, express any view on, and its opinion did not address, any other term or aspect of the Merger Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, or any other agreements or arrangements contemplated by the Merger Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of OneStream or any of its subsidiaries or any other party. In addition, Centerview expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of OneStream or any of its subsidiaries or any party, or class of such persons in connection with the Transaction, whether relative to the per share price to be paid to the holders of shares of our Class A common stock pursuant to the Merger Agreement or otherwise. Centerview’s opinion was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Centerview as of, the date of Centerview’s written opinion, and Centerview does not have any obligation or responsibility to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of Centerview’ written opinion. Centerview’s opinion does not constitute a recommendation to any stockholder of OneStream or any other person as to how, if applicable, such stockholder or other person should vote with respect to the company merger or otherwise act with respect to the Transaction or any other matter. Centerview’s financial advisory services and its written opinion were provided solely for the information and assistance of the OneStream Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of Centerview’s opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.

Summary of Centerview Financial Analysis

The following is a summary of the material financial analyses prepared and reviewed with the OneStream Board in connection with Centerview’s opinion, dated January 6, 2026. The order of the financial analyses described does not represent the relative importance or weight given to those financial analyses by Centerview. Centerview may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be Centerview’s view of the actual value of OneStream. Some of the summaries of the financial analyses set forth below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed by Centerview. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying Centerview’s financial analyses and its opinion. In performing its analyses, Centerview made numerous assumptions with respect to industry performance, general business and economic conditions, and other matters, many of which are beyond the control of OneStream or any other parties to the Transaction. None of OneStream, OneStream LLC, Parent, Merger Sub I, Merger Sub II or Centerview or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of OneStream do not purport to be appraisals or reflect the prices at which OneStream may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before January 2, 2026 (the second to last trading day before the public announcement of the Transaction) and is not necessarily indicative of current market conditions.

Selected Public Company Analysis

Centerview reviewed and compared certain financial information of OneStream to corresponding financial information of certain publicly traded companies listed below that Centerview deemed comparable, based on its experience and professional judgment, to OneStream (which are referred to in this summary of Centerview’s opinion as the “Centerview selected companies”).

Using publicly available information obtained from SEC filings and other data sources as of January 2, 2026, Centerview calculated, for each Centerview selected company, such Centerview selected company’s implied enterprise value (calculated as equity value (determined using the treasury stock method and taking into account outstanding in-the-money options, warrants, restricted stock units and other convertible securities) plus the book value of debt, non-controlling interests and certain liabilities, less cash and cash equivalents, less short-term investments and less non-operating long-term investments, in each case, as applicable for each of the Centerview selected companies) as a multiple of Wall Street research analyst consensus revenue for calendar year 2026 (which is referred to in this summary of Centerview’s opinion as the “EV/2026E Revenue Trading Multiple”).

The companies reviewed and the EV/2026E Revenue Trading Multiples of the Centerview selected companies were as follows:

Centerview Selected Companies	EV/2026E Revenue Trading Multiple
BlackLine, Inc.	4.7x
Braze, Inc.	4.3x
Intapp, Inc.	6.1x
Kinaxis Inc.	5.3x
Klaviyo, Inc.	5.7x
monday.com Ltd.	3.9x
Vertex, Inc.	3.8x
Workday, Inc.	5.0x
Workiva Inc.	4.8x
Xero Limited	5.5x
Median	4.9x

Although none of the Centerview selected companies is directly comparable to OneStream, the Centerview selected companies were chosen by Centerview, among other reasons, because they are publicly traded companies with certain operational, business and/or financial characteristics that, for purposes of Centerview’s analysis, may be considered similar to those of OneStream. However, because none of the Centerview selected companies is exactly the same as OneStream, Centerview believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected public company analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences between the operational, business and/or financial characteristics of OneStream and the Centerview selected companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis.

Based on its analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a reference range of EV/2026E Revenue Trading Multiples of 4.5x to 6.0x to apply to OneStream’s revenue for calendar year 2026 as set forth in the Forecasts. In selecting this reference range of EV/2026E Revenue Trading Multiples, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, operational, and/or financial characteristics of OneStream and the Centerview selected companies that could affect their public trading values in order to provide a context in which to consider the results of the quantitative analysis.

Centerview applied this range of EV/2026E Revenue Trading Multiples to OneStream’s estimated calendar year 2026 revenue of $719 million, as set forth in the Forecasts, and added to it OneStream’s estimated net cash of $689 million as of December 31, 2025, as set forth in the Forecasts, and divided by the number of fully diluted outstanding shares of OneStream’s common stock (calculated using the treasury stock method and taking into account outstanding options and unvested restricted stock units (including pending restricted stock units to be granted by January 5, 2026)) as of December 30, 2025, as set forth in the Internal Data, resulting in an implied per share equity value range for our Class A common stock of approximately $15.20 to $19.10, rounded to the nearest $0.05. Centerview then compared this range to the per share price of $24.00 per share in cash, without interest, proposed to be paid to the holders of shares of our Class A common stock (other than as provided in Centerview’s opinion) pursuant to the Merger Agreement.

Selected Precedent Transactions Analysis

Centerview reviewed and analyzed certain information relating to the following selected transactions involving certain public companies (which are referred to in this summary of Centerview’s opinion as the “Centerview selected transactions”) that Centerview, based on its experience and professional judgment, deemed relevant to consider in relation to OneStream and the Transaction.

Using publicly available information obtained from SEC filings and other data sources as of the time of the public announcement of the Centerview selected transactions, Centerview calculated, for each Centerview selected transaction, the implied enterprise value of the target company based on the consideration payable in such Centerview selected transaction as a multiple of the target company’s next 12 months (which is referred to in this summary of Centerview’s opinion as “NTM”) revenue as of the time of the public announcement of the relevant transaction (which is referred to in this summary of Centerview’s opinion as the “EV/NTM Revenue Multiple”).

The Centerview selected transactions and the EV/NTM Revenue Multiples of the Centerview selected transactions considered in this analysis are summarized below:

Date Announced	Acquiror	Target	EV/NTM Revenue Multiple
December 21, 2025	Permira Holdings Limited & Warburg Pincus LLC	Clearwater Analytics Holdings, Inc.	9.3x
August 21, 2025	Thoma Bravo, L.P.	Dayforce, Inc.	6.0x
January 7, 2025	Paychex, Inc.	Paycor HCM, Inc.	5.5x
September 24, 2024	Blackstone Inc. & Vista Equity Partners Management, LLC	Smartsheet Inc.	6.4x
October 23, 2023	Vista Equity Partners Management, LLC	EngageSmart, Inc.	8.8x
March 12, 2023	Silver Lake Technology Management, L.L.C. & Canada Pension Plan Investment Board	Qualtrics International Inc.	7.1x
December 12, 2022	Thoma Bravo, L.P.	Coupa Software Incorporated	8.6x
September 28, 2022	EQT AB	BTRS Holdings Inc.	7.9x
August 8, 2022	Vista Equity Partners Management, LLC	Avalara, Inc.	8.8x
March 20, 2022	Thoma Bravo, L.P.	Anaplan, Inc.	13.4x
Median			8.3x

Although none of the Centerview selected transactions is directly comparable to the Transaction, the Centerview selected transactions were selected by Centerview because, among other reasons, their participants, size or other factors, for purposes of Centerview’s analysis, may be considered similar to the Transaction. The reasons for and the circumstances surrounding each of the Centerview selected transactions analyzed were diverse and there are inherent differences in the business, operational and/or financial conditions and prospects of OneStream and the companies included in Centerview’s selected precedent transactions analysis. However, because none of the Centerview selected transactions used in this analysis is identical or directly comparable to the Transaction, Centerview believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of Centerview’s selected precedent transaction analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences in business, operational and/or financial characteristics and other factors that could affect the transaction values of each in order to provide a context in which to consider the results of the quantitative analysis.

Based on this analysis and other considerations that Centerview deemed relevant in its experience and professional judgment, Centerview selected a reference range of EV/NTM Revenue Multiples of 6.5x to 9.0x. In selecting this range of EV/NTM Revenue Multiples, Centerview made qualitative judgments based on its experience and professional judgment concerning differences in business, operational and/or financial characteristics and other factors that could affect the transaction values of each in order to provide a context in which to consider the results of the quantitative analysis.

Centerview applied this reference range of EV/NTM Revenue Multiples to OneStream’s estimated revenue for calendar year 2026 of $719 million as set forth in the Forecasts, and added to it OneStream’s estimated net cash of $689 million as of December 31, 2025, as set forth in the Forecasts, and divided that total by the number of fully diluted outstanding shares of our common stock (calculated using the treasury stock method and taking into account outstanding options and unvested restricted stock units (including pending restricted stock units to be granted by January 5, 2026)) as of December 30, 2025, as set forth in the Internal Data. This resulted in an implied per share equity value range for our common stock of approximately $20.35 to $26.80, rounded to the nearest $0.05. Centerview then compared this range to the per share price of $24.00 per share in cash, without interest, proposed to be paid to the holders of shares of our Class A common stock (other than as provided in Centerview’s opinion) pursuant to the Merger Agreement.

Discounted Cash Flow Analysis

Centerview performed a discounted cash flow analysis of OneStream based on the Forecasts. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset or set of assets by calculating the “present value” of estimated future cash flows of the asset or set of assets. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.

In performing this analysis, Centerview calculated a range of implied equity values for our Class A common stock by (a) discounting to present value as of December 31, 2025, using discount rates ranging from 11.75% to 14.00% (based on Centerview’s analysis of OneStream’s weighted average cost of capital determined using the capital asset pricing model and based on considerations that Centerview deemed relevant in its professional judgment and experience) and using a mid-year convention: (i) the forecasted risk-adjusted, after-tax unlevered free cash flows of OneStream over the period beginning on January 1, 2026 and ending on December 31, 2035, based on the Forecasts; and (ii) a range of implied terminal values of OneStream calculated by Centerview by applying a range of terminal multiples to OneStream’s estimated revenue for the next 12 months as of December 31, 2035 as reflected in the Forecasts, ranging from 4.0x to 5.5x, and (b) adding to the foregoing results OneStream’s estimated net cash of $689 million as of December 31, 2025, as set forth in the Forecasts.

Centerview divided the result of the foregoing calculations by the number of fully diluted outstanding shares of our common stock (calculated using the treasury stock method and taking into account outstanding options and unvested restricted stock units (including pending restricted stock units to be granted by January 5, 2026)) as of December 30, 2025, as set forth in the Internal Data, and added the present-value per share impact of net operating loss carryforwards and tax attributes in connection with the TRA reflected in the Forecasts, resulting in a range of implied equity values per share of our Class A common stock of $20.60 to $29.50, rounded to the nearest $0.05. Centerview then compared this range to the per share price of $24.00 per share in cash, without interest, proposed to be paid to the holders of shares of our Class A common stock (other than as provided in Centerview’s opinion) pursuant to the Merger Agreement.

Other Factors

Centerview noted for the OneStream Board certain additional factors for reference and informational purposes only, including, among other things, the following:

•

Historical Stock Trading Price Analysis. Centerview reviewed historical closing trading prices of shares of our Class A common stock during the 52-week period ended January 2, 2026, which reflected low and high stock closing prices for shares of our Class A common stock during such period of $16.65 to $30.37 per share.

•

Analyst Price Target Analysis. Centerview reviewed stock price targets for shares of our Class A common stock in 20 publicly available Wall Street research analyst reports, which indicated low and high stock price targets for shares of our Class A common stock ranging from $21.00 to $38.00 per share.

General

The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. In arriving at its opinion, Centerview did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, Centerview made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.

Centerview’s financial analyses and opinion were only one of many factors taken into consideration by the OneStream Board in its evaluation of the Transaction. Consequently, the analyses described above should not be viewed as determinative of the views of the OneStream Board or OneStream management with respect to the per share price or as to whether the OneStream Board would have been willing to determine that a different consideration was fair. The consideration for the Transaction was determined through arm’s-length negotiations between OneStream and Parent and was approved by the OneStream Board. Centerview provided advice to OneStream during these negotiations. Centerview did not, however recommend any specific amount of consideration to OneStream or the OneStream Board or that any specific amount of consideration constituted the only appropriate consideration for the transaction.

Centerview is a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the two years prior to the date of its written opinion, except for its current engagement, Centerview had not been engaged to provide financial advisory or other services to OneStream or OneStream LLC, and Centerview did not receive any compensation from OneStream or OneStream LLC during such period. As of the date of its written opinion, Centerview’s Paris affiliate, Centerview Partners France SCS (which is referred to in this summary of Centerview’s opinion as “Centerview Partners France”), was engaged to provide financial advisory services unrelated to OneStream to Mediawan, S.A. (which is referred to in this summary of Centerview’s opinion as “Mediawan”), in which affiliates of KKR & Co. Inc. (which is referred to in this summary of Centerview’s opinion as “KKR”), the majority stockholder of OneStream, hold a majority equity interest, in connection with its pending acquisition of the North Road Company. As of the date of its written opinion, Centerview Partners France had not received any compensation from KKR for this matter, but expects to receive between $4 million and $8 million in compensation for such services in the future. In 2024, Centerview was engaged to provide financial advisory services unrelated to OneStream to a private company in which affiliates of KKR held a less than 25 percent equity interest, in connection with a strategic matter but did not receive compensation for such services. In 2023 and 2024, Centerview Partners France was engaged to provide financial advisory services unrelated to OneStream to Mediawan, in connection with certain strategic matters and Centerview Partners France received between $5 million and $8 million in compensation from Mediawan for such services. In 2023, Centerview Partners France was engaged to provide financial advisory services unrelated to OneStream to an affiliate of

KKR in connection with a strategic matter and Centerview Partners France received between $5 million and $8 million in compensation for such services. In the two years prior to the date of its written opinion, Centerview had not been engaged to provide financial advisory or other services to Parent, Hg, Merger Sub I or Merger Sub II, and Centerview had not received any compensation from Parent, Hg, Merger Sub I or Merger Sub II during such period. Prior to the date of its written opinion, Centerview had provided preliminary financial advisory services unrelated to OneStream, without an engagement letter, to a company in which affiliates of Hg hold a significant minority interest, in connection with a potential strategic matter. An engagement letter with respect to such services was entered into by and between Centerview and such company after the date of Centerview’s written opinion. As of the date of its written opinion, Centerview had not received any compensation from such company for this matter, but if the potential strategic matter for which Centerview was engaged is ultimately consummated, Centerview expects to receive compensation for its services that would exceed the compensation payable to Centerview in connection with its current engagement with OneStream. Centerview may provide financial advisory and other services to or with respect to OneStream, OneStream LLC, KKR, Parent, Hg or their respective affiliates, including portfolio companies of Hg and KKR in the future, for which Centerview may receive compensation. Certain (i) of Centerview’s and Centerview’s affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of Centerview’s affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, OneStream, OneStream LLC, KKR, Parent, Hg or any of their respective affiliates, including portfolio companies of Hg and KKR, or any other party that may be involved in the Transaction.

The OneStream Board selected Centerview as its financial advisor in connection with the Transaction based on Centerview’s reputation and experience. Centerview is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transaction.

In connection with Centerview’s services as the financial advisor to the OneStream Board, OneStream has agreed to pay Centerview an aggregate fee of up to $5 million, $3.9 million of which was payable upon the rendering of Centerview’s opinion and $1.1 million of which is payable contingent on certain circumstances and upon consummation of the Transaction. In addition, OneStream has agreed to reimburse certain of Centerview’s expenses arising, and to indemnify Centerview against certain liabilities that may arise, out of Centerview’s engagement.

Financial Projections

Other than in connection with our regular earnings press releases and related investor materials, we do not, as a matter of course, make public our future financial projections, due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, OneStream management regularly prepares, and the OneStream Board regularly evaluates, prospective financial information concerning our future performance as part of OneStream management’s long-term business and strategic planning processes. In addition, OneStream management regularly makes and reviews with the OneStream Board updates to its business plan, including to reflect actual results and trends in our performance and the industry in which it operates.

In connection with our evaluation of the mergers and other strategic alternatives available to us (including continuing as an independent company), OneStream management prepared and reviewed with the OneStream Board unaudited internal financial forecasts and estimates for fiscal years 2026 through 2030 with respect to the future financial performance of OneStream as a standalone company, as well extrapolations thereof for fiscal years 2031 through 2035 (which we refer to, along with such forecasts and estimates, collectively, as the “financial projections”), which were adopted by the OneStream Board. The financial projections are summarized in the table below.

The financial projections were prepared for internal use and not for public disclosure and were provided by OneStream management to the OneStream Board for the purposes of considering, analyzing and evaluating the mergers and other strategic alternatives available to us. The financial projections were also provided to, and approved by the OneStream Board for use and reliance by, J.P. Morgan and Centerview, our financial advisors, in connection with their respective financial analyses and opinions to the OneStream Board, as described in more detail in the sections of this information statement captioned “—Opinion of Centerview Partners LLC” and “—Opinion of J.P. Morgan Securities LLC.” In addition, as described in the section of this information statement captioned “—Background of the Mergers,” the financial projections were provided to, and discussed with, Parent and its representatives as part of their due diligence review. For more information on the preparation and use of the financial projections, please see the section of this information statement captioned “—Background of the Mergers.”

The financial projections were developed by OneStream management as then-current estimates of our future financial performance as an independent company. The financial projections do not give effect to the mergers, including (1) any impact of the negotiation, execution or announcement of the Merger Agreement or the pendency or completion of the mergers, (2) the expenses that have already been, and will be, incurred in connection with completing the mergers, or any other payments in connection with the mergers or (3) any changes to our operations or strategy that may be implemented in connection with the pendency, or following the consummation, of the mergers. The financial projections also do not consider the effect of any failure of the mergers to be completed and the financial projections should not be viewed as accurate or continuing in that context.

The financial projections constitute forward-looking statements. The financial projections are not included in this information statement to influence any decision on whether to seek appraisal for shares of our common stock or any other matter, but rather are included in this information statement to give our stockholders access to certain non-public information that was provided to the OneStream Board, J.P. Morgan, Centerview and Parent, as applicable, for the purposes described herein. By including the financial projections in this information statement, none of us, the OneStream Board, J.P. Morgan, Centerview or any other person has made or makes any representation to any person regarding our ultimate performance as compared to the information contained in the financial projections. The inclusion of the financial projections should not be regarded as an indication that we, the OneStream Board, J.P. Morgan, Centerview or any other person considered, or now considers, them to be necessarily predictive of actual future results, and such information should not be relied on as such. Further, the inclusion of the financial projections in this information statement does not constitute an admission or representation by us that the information presented is material.

The financial projections were not prepared with a view toward public disclosure or complying with U.S. generally accepted accounting principles (which we refer to as “GAAP”). In addition, the financial projections were not prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. The financial projections were prepared by, and are the responsibility of, OneStream management. Our independent registered public accounting firm, Ernst & Young LLP, has not audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the financial projections and, accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto. The report of Ernst & Young LLP incorporated by reference into this information statement relates solely to our historical financial statements. It does not extend to the financial projections and should not be read to do so.

Although the financial projections are presented with numerical specificity, they reflect numerous assumptions, estimates and uncertainties as to future events made by OneStream management that OneStream management believed in good faith were reasonable at the time the financial projections were prepared, including with respect to: (1) macroeconomic factors; (2) geopolitical, market, industry, regulatory, customer and competitive trends in our business and the industry in which we operate generally; (3) our software platform, including the development of new core solutions and applications, or enhancements to our existing platform features and functionality; (4) our business model, including our continued transition to a SaaS-based model; (5) our customer and partner relationships; (6) our go-to-market strategy and execution; (7) our operating expenses and capital requirements; (8) our international expansion plans; (8) our brand and reputation; (9) tax assets and obligations;

and (10) other relevant operating and financial measures. Our ability to achieve the financial results contemplated by the financial projections will be affected by our ability to achieve our strategic goals, objectives and targets over the applicable periods, and will be subject to operational and execution risks associated therewith. The financial projections reflect assumptions as to certain business decisions that are subject to change. Important factors that may affect actual results and cause the financial projections not to be achieved can be found in the risk factors included in our periodic filings with the SEC. These factors are difficult to predict, and may be outside of our control. As a result, there can be no assurance that the financial projections will be realized, and our actual results may be materially better or worse than those implied by the financial projections. For information on factors that may cause our future results to materially vary, see the section of this information statement captioned “Special Note Regarding Forward-Looking Statements.” The financial projections may differ from publicized analyst estimates and forecasts. Stockholders should evaluate the financial projections, if at all, in conjunction with our historical financial statements and other information regarding us contained in our public filings with the SEC. The financial projections may not be consistent with our historical operating data as a result of the assumptions utilized in preparing such information.

The financial projections have not been updated or revised to reflect information or results either as of or after the date of this information statement. Except to the extent required by applicable federal securities laws, we do not intend to update or otherwise revise the financial projections to reflect circumstances existing after the date that such information was prepared or to reflect the occurrence of future events. We may have reported, and may continue to report, results of operations for periods included in the financial projections that were or will be completed following the preparation of the financial projections. Stockholders and investors are urged to refer to our periodic filings with the SEC for information on actual historical results.

Because the financial projections reflect estimates and judgments, they are susceptible to sensitivities and assumptions, as well as to multiple interpretations based on actual experience and business developments. The financial projections also cover multiple years, and such information by its nature becomes less predictive with each succeeding year. The financial projections are not, and should not be considered to be, a guarantee of future operating results. Further, the financial projections are not fact and should not be relied upon as being necessarily indicative of our future results or for purposes of making any investment decision.

Certain of the financial measures included in the financial projections are non-GAAP financial measures (which we refer to as “non-GAAP financial measures”). These are financial performance measures that are not calculated in accordance with GAAP. These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures, and may be different from similarly titled non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP.

Financial measures included in forecasts provided to a financial advisor and a board of directors in connection with a business combination transaction, such as the financial projections, are excluded from the definition of “non-GAAP financial measures” under applicable SEC rules and regulations. As a result, the financial projections are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not provided to or relied upon by the OneStream Board, J.P. Morgan, Centerview or any other person. Accordingly, no reconciliation of the financial measures included in the financial projections is provided in this information statement.

The following table summarizes the unaudited prospective financial information included in the financial projections. OneStream management made various estimates and assumptions when preparing the financial projections, including: (1) year-over-year growth in revenue of approximately 20 percent in fiscal years 2026 through 2030, driven primarily by growth in subscription revenue for OneStream’s software platform, at a compound annual growth rate of 17.1 percent for total new bookings and 18.8 percent for annual recurring revenue over this period; (2) operating income margin expansion from 6 percent in fiscal year 2026 to 20 percent in fiscal year 2030, based on estimated increases in gross profit margins and estimated decreases in sales and marketing and general and administrative operating expenses as a percentage of revenue over this period; and (3) extrapolations of revenue at a year-over-year growth of 18 percent in fiscal year 2031, with year-over-year growth decreasing two percent each year to 10 percent by fiscal year 2035, and extrapolations of operating income at a margin of 22 percent in fiscal year 2031 with margins increasing two percent each year to 30 percent by fiscal year 2035.

	Fiscal year ending December 31 (unaudited)
(dollars in millions)	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E(1)
Revenue	$719	$862	$1,033	$1,235	$1,476	$1,742	$2,021	$2,304	$2,580	$2,838
Operating income(2)	$45	$82	$134	$204	$295	$383	$485	$599	$722	$851
Unlevered free cash flow, including the impact of tax attributes(3)	$12	$70	$127	$212	$308	$340	$409	$491	$583	$677
Unlevered free cash flow, excluding impact of tax attributes(4)	$12	$70	$127	$196	$269	$322	$402	$489	$582	$675

(1)

As part of the financial projections (1) Centerview assumed for purposes of its analyses, with the approval of OneStream management and the OneStream Board, OneStream revenue for 2036 of $3,122 million, as described in more detail in the sections of this information statement captioned “—Opinion of Centerview Partners LLC” and (2) J.P. Morgan assumed for purposes of its analyses, with the approval of OneStream management and the OneStream Board, OneStream unlevered free cash flow (including the impact of tax attributes) of $641 million for the “terminal year” of the projection period, as described in more detail in the sections of this information statement captioned “—Opinion of J.P. Morgan Securities LLC.”

(2)	Operating income includes the impact of stock-based compensation expenses.
(3)

Unlevered free cash flow (including the impact of tax attributes) is calculated as operating income, subtracting stock-based compensation expenses, the impact of cash taxes (inclusive of the impacts of NOL utilization and TRA-related tax benefits) and capital expenditures, adding the impact of depreciation and amortization (including amortization of intangibles) and other non-cash expenses and adding or subtracting, as applicable, changes in net working capital.

(4)

Unlevered free cash flow (excluding the impact of tax attributes) is calculated as operating income, subtracting stock-based compensation expenses, the impact of cash taxes (exclusive of the impacts of NOL utilization and TRA-related tax benefits) and capital expenditures, adding the impact of depreciation and amortization (including amortization of intangibles) and other non-cash expenses and adding or subtracting, as applicable, changes in net working capital.

Interests of OneStream’s Directors and Executive Officers in the Mergers

You should be aware that our directors and executive officers (including each person who has been a director or executive officer at any time since the beginning of our fiscal year ended December 31, 2025) have interests in the mergers that are different from, or in addition to, the interests of our stockholders. In (1) evaluating and negotiating the Merger Agreement, (2) approving the Merger Agreement and the mergers, and (3) recommending that the Merger Agreement be adopted by our stockholders, the OneStream Board was aware of and considered these interests to the extent that they existed at the time, among other matters. These interests are more fully described below.

OneStream Equity Interests

Treatment of OneStream Equity Awards

Our non-employee directors and our executive officers hold OneStream options and OneStream RSUs, as described below. The treatment of outstanding OneStream equity awards held by our employees in connection with the mergers is summarized below. Except as described below, the outstanding OneStream equity awards held by our non-employee directors and our executive officers at the company merger effective time will be generally treated in the same manner as those OneStream equity awards held by other employees of OneStream, and will be treated in accordance with the terms and conditions that were applicable to such equity awards before the mergers.

Under the Merger Agreement, OneStream options will generally be treated as follows at the effective time of the mergers:

•	each vested OneStream option will be cancelled in exchange for the right to receive the Vested Option Cashout Payment; and

•

each unvested OneStream option will be cancelled and converted into the contingent right to receive the Unvested Option Converted Cash Award, which shall be subject to the same vesting terms and conditions as applied to the corresponding unvested OneStream option immediately prior to the effective time of the mergers.

As of January 23, 2026, there were outstanding OneStream options covering an aggregate of 27,624,018 shares of our Class A common stock, of which OneStream options covering an aggregate of 589,083 and 5,837,922 shares of our Class A common stock were held by our current non-employee directors and our executive officers (including each person who has been an executive officer at any time since the beginning or our fiscal year ended December 31, 2025), respectively. Of these:

•

outstanding vested OneStream options covered an aggregate of 8,697,652 shares of our Class A common stock, of which outstanding vested OneStream options covering an aggregate of 253,203 and 3,348,357 shares of our Class A common stock were held by our current non-employee directors and our executive officers (including each person who has been an executive officer at any time since the beginning or our fiscal year ended December 31, 2025), respectively.

•

outstanding unvested OneStream options covered an aggregate of 18,926,366 shares of our Class A common stock, of which outstanding unvested OneStream options covering an aggregate of 335,880 and 2,489,565 shares of our Class A common stock were held by our current non-employee directors and our executive officers (including each person who has been an executive officer at any time since the beginning or our fiscal year ended December 31, 2025), respectively. Certain of these unvested OneStream options may become vested in connection with the consummation of the mergers, as described below.

All OneStream options are “in-the-money,” and will be cancelled in exchange for the right to receive the Vested Option Cashout Payment or the Unvested Option Converted Cash Award, as applicable.

Under the Merger Agreement, OneStream RSUs will generally be treated as follows at the effective time of the mergers:

•	each award of vested OneStream RSUs (that are not yet settled) will be cancelled in exchange for the right to receive the Vested RSU Cashout Payment; and

•

each award of unvested OneStream RSUs will be cancelled and converted into the contingent right to receive the Unvested RSU Converted Cash Award, subject to the same vesting terms and conditions as applied to the corresponding award of unvested OneStream RSUs immediately prior to the effective time of the mergers.

As of January 23, 2026, there were outstanding OneStream RSUs covering an aggregate of 5,786,306 shares of our Class A common stock, of which OneStream RSUs covering an aggregate of 42,999 and 1,365,114 shares of our Class A common stock were held by our current non-employee directors and executive officers (including each person who has been an executive officer at any time since the beginning or our fiscal year ended December 31, 2025), respectively.

As of January 23, 2026, all of these outstanding OneStream RSUs are unvested OneStream RSUs, and there were no outstanding vested OneStream RSUs (that are not yet settled). Certain of these unvested OneStream RSUs may become vested in connection with the consummation of the mergers, as described below.

Treatment of the LLC Units

Certain of our non-employee directors and our executive officers, and the respective affiliates of certain such directors and officers, hold LLC units, and are current or former members of OneStream LLC. The treatment of outstanding LLC units held by our employees in connection with the mergers is summarized below. Except as described below, the outstanding LLC units held by our non-employee directors and our executive officers at the LLC merger effective time will be generally treated in the same manner as those LLC units held by all other holders, and will be treated in accordance with the terms and conditions that were applicable to such LLC units before the mergers.

Under the Merger Agreement, LLC unit outstanding immediately prior to the LLC merger effective time (other than LLC units held parties to the Merger Agreement or their direct or indirect wholly owned subsidiaries) will be converted into the right to receive per unit price (which is the same as the per share price), without interest, subject to applicable withholding taxes.

As of January 23, 2026, there were 55,694,730 LLC units outstanding that were not held by OneStream, of which 1,026,468 and 2,506,280 LLC units were held or beneficially owned by our current non-employee directors and by our executive officers (including each person who has been an executive officer at any time since the beginning or our fiscal year ended December 31, 2025), respectively. These holders will also be entitled to receive the Class B/C per share price in respect of the shares of Class C common stock corresponding to these LLC units.

Certain of our non-employee directors and our executive officers are affiliates or employees of KKR or its affiliates, or have other business relationships with KKR or certain of its affiliates. As of January 23, 2026, 45,795,416 LLC units were held or beneficially owned by KKR or its affiliates, which represents approximately $1.1 billion of value at the per unit price. For information on the relationships of our non-employee directors and executive officers and KKR and its affiliates, see the section of this information statement captioned “Where You Can Find More Information.”

Equity Interests of OneStream’s Directors and Executive Officers

The following table sets forth, for each person who has been a director or executive officer of OneStream at any time since the beginning of our fiscal year ended December 31, 2025: (1) the number of outstanding shares of our Class A and Class D common stock beneficially held, (2) the number of shares of our Class A common stock underlying OneStream options held, (3) the number of shares of our Class A common stock underlying OneStream RSUs held and (4) the number of LLC units beneficially held, in each case as of the closing date of the mergers, assuming the following (and the additional assumptions in the footnotes to the table):

•	January 23, 2026 as the date of the closing of the mergers (solely for purposes of this information statement);

•

the number of outstanding shares, equity awards and LLC units on the closing date of the mergers is equal to the number of outstanding shares, equity awards and LLC units as of January 23, 2026, and do not reflect any issuances, exercises, settlements, transfers, deferrals, forfeitures or sales of any shares or OneStream equity awards that have occurred or may occur following January 23, 2026; and

•	for purposes of showing the value of these equity interests, the per share price and the per unit price, as applicable.

	OneStream Class A and Class D Shares(1)		OneStream Options(2)(3)		OneStream RSUs(3)(4)		OneStream LLC Units(4)
Name	Number of Shares (#)	Value ($)	Number of Underlying Shares (#)	Value ($)	Number of Underlying Shares (#)	Value ($)	Number of Underlying Shares (#)	Value ($)	Total ($)
Thomas Shea	16,227,471	389,459,304	2,331,242	26,225,390	411,627	9,879,048	325,232	7,805,568	433,369,310
Craig Colby	8,658,350	207,800,400	692,176	7,344,045	178,071	4,273,704	—	—	219,418,149
William Koefoed	—	—	1,514,562	14,161,286	206,127	4,947,048	1,446,049	34,705,176	53,813,510
Bradley Brown	—	—	—	—	—	—	—	—	—
Michael Burkland	—	—	219,257	1,344,528	7,130	171,120	486,057	11,665,368	13,181,016
John Kinzer	30,000	720,000	178,225	1,180,400	101,737	2,441,688	270,997	6,503,928	10,846,016
Jonathan Mariner	—	—	184,913	919,652	7,130	171,120	247,000	5,928,000	7,018,772
General (Ret.) David H. Petraeus	—	—	—	—	—	—	—	—	—
David Welsh	—	—	—	—	—	—	—	—	—
Kara Wilson	—	—	184,913	919,652	7,130	171,120	293,411	7,041,864	8,132,636
Kenneth Hohenstein	1,603,169	38,476,056	747,846	6,867,115	178,071	4,273,704	464,002	11,136,048	60,752,923
Baskar Sridharan	—	—	—	—	21,609	518,616	—	—	518,616
Scott Leshinski	2,500	60,000	373,871	4,083,478	289,481	6,947,544	—	—	11,091,022

(1)

Includes shares of both Class A common stock and Class D common stock entitled to receive the per share price. Does not include (a) shares of Class C common stock entitled to receive the Class B/C per share price, (b) shares of Class A common stock or Class D common stock that have been or may be issued upon exercise of OneStream options, in settlement of OneStream RSUs or upon redemption or conversion of LLC Units following January 23, 2026 or (c) shares of Class A common stock or Class D common stock held or beneficially owned by KKR or any of its affiliated funds.

(2)

Includes both the portions of the OneStream options that are expected to be vested and unvested as of the assumed closing date. The values shown with respect to OneStream options are determined as the product of (i) the total number of underlying shares covered by that portion of the OneStream option, multiplied by (ii) the per share price minus the applicable exercise price of the OneStream option. The expected number of shares underlying the vested and unvested portions of the OneStream options as of the assumed closing date of January 23, 2026 and the value of those portions of the OneStream options are as follows:

	Vested OneStream Options		Unvested OneStream Options
Name	Number of Underlying Shares (#)	Value ($)	Number of Underlying Shares (#)	Value ($)
Thomas Shea	1,575,087	18,825,980	756,155	7,399,410
Craig Colby	313,808	3,471,448	378,368	3,872,597
William Koefoed	862,851	9,068,896	651,711	5,092,390
Michael Burkland	112,429	907,473	106,828	437,055
John Kinzer	97,042	845,925	81,183	334,475

	Vested OneStream Options		Unvested OneStream Options
Name	Number of Underlying Shares (#)	Value ($)	Number of Underlying Shares (#)	Value ($)
Jonathan Mariner	70,387	352,810	114,526	566,842
Kara Wilson	70,387	352,810	114,526	566,842
Kenneth Hohenstein	266,191	2,296,324	481,655	4,570,791
Scott Leshinski	233,378	2,695,167	140,493	1,388,311

(3)

As described further in the sections of this information statement captioned “—Treatment of OneStream Equity Awards” and “—Change in Control and Severance Benefits under Existing Agreements—Non-Employee Director Equity Awards,” any then-outstanding OneStream equity awards granted under the OneStream Software LLC 2019 Common Unit Option Plan (which we refer to as the “2019 Plan”) and the 2024 Plan held by our non-employee directors and equity awards granted under the 2019 Plan and the 2024 Plan prior to December 2, 2025, to John Kinzer (who was a non-employee director until December 2, 2025) will accelerate vesting in full immediately before the effective time of the mergers.

Additionally, as described further in the section of this information statement captioned “—Change in Control and Severance Benefits under Existing Agreements—Kinzer Employment Agreement,” Mr. Kinzer is eligible for vesting acceleration of the OneStream RSUs granted to him pursuant to the Kinzer employment agreement in connection with certain qualifying terminations (as described below) of employment under the Kinzer employment agreement. The figures in the table above assume that Mr. Kinzer will not experience a qualifying termination under the Kinzer employment agreement that would provide the right to receive such vesting acceleration.

Finally, as described further in the section of this information statement captioned “—Change in Control and Severance Benefits under Existing Agreements—Executive Change in Control and Severance Policy,” Messrs. Shea, Leshinski and Hohenstein are eligible for vesting acceleration of their respective OneStream equity awards in connection with certain qualifying terminations (as described below) of employment under their participation agreement in connection with OneStream’s severance policy. The figures in the table above assume that none of the executive officers will experience a qualifying termination under their severance agreement that would provide the right to receive such vesting acceleration.

(4)	Does not include LLC units held or beneficially owned by KKR or any of its affiliated funds.

Additional information regarding the ownership of equity interests by our non-employee directors and our executive officers is set forth below in the section of this information statement captioned “Security Ownership of Certain Beneficial Owners and Management.”

Change in Control and Severance Benefits under Existing Agreements

Non-Employee Director Equity Awards

Our Outside Director Compensation Policy provides that in the event of a change in control, each non-employee director will fully vest in and have the right to exercise his or her outstanding OneStream equity awards granted after the effective date of our Outside Director Compensation Policy, subject to continued service as a non-employee director through the date of the change in control.

Our 2024 Plan provides that in the event of a change in control, each non-employee director will fully vest in and have the right to exercise his or her outstanding equity awards granted pursuant to the 2024 Plan while such individual was a non-employee director (including any awards granted to Mr. Kinzer as a non-employee director prior to December 2, 2025), unless otherwise provided in an applicable policy or agreement.

The closing of the mergers will constitute a change in control within the meaning of the 2024 Plan and the Outside Director Compensation Policy.

Kinzer Employment Agreement

We have entered into the Kinzer employment agreement with Mr. Kinzer, pursuant to which he currently serves as our interim Chief Financial Officer. Unless agreed to in writing by us and Mr. Kinzer, the Kinzer employment agreement will terminate on December 2, 2026 (which we refer to as the “Kinzer employment term”). Pursuant to the Kinzer employment agreement, if, during the Kinzer employment term, Mr. Kinzer’s employment is terminated (i) by us other than for cause (as defined in the Kinzer employment agreement), or (ii) due to his resignation for good reason (as defined in the Kinzer employment agreement), in either case within the period commencing three months prior to and ending 12 months following a change in control (as defined in the Kinzer employment agreement and including the mergers), he will become eligible to receive (i) a lump sum cash payment equal to his annual target bonus, prorated based on actual achievement, for the year of termination, and (ii) accelerated vesting of 100% of the OneStream RSUs granted to him pursuant to the Kinzer employment agreement (together, the “Kinzer severance”). The Kinzer severance is subject to Mr. Kinzer’s execution and non-revocation of a separation agreement and release of claims within 60 days following such termination of employment (which we refer to as the “Kinzer release requirement”). Any equity awards granted pursuant to the 2024 Plan that Mr. Kinzer received as a non-employee director prior to the Kinzer employment term will be subject to the vesting acceleration provisions under the Outside Director Compensation Policy and 2024 Plan described above, unless otherwise provided in the applicable award agreement governing each such equity award.

Executive Change in Control and Severance Policy

We have adopted the severance policy and have entered into a participation agreement thereunder with each of Messrs. Shea, Leshinski and Hohenstein. Mr. Colby transitioned into the role of Chief Success Officer, effective as of May 1, 2025, and Mr. Koefoed transitioned into the role of Senior Advisor, effective as of January 1, 2026. Following such transitions, neither of Messrs. Colby nor Koefoed are eligible to receive severance benefits conditioned on a change in control, including under the severance policy. The mergers will constitute a change in control within the meaning of the severance policy.

Under our severance policy, if, within the period commencing three months prior to and ending 12 months following a “change in control” (as defined in the severance policy and including the mergers), we terminate the employment of an executive without “cause” (excluding death or disability) or the executive resigns for “good reason” (as such terms are defined in the severance policy), the executive will be entitled to receive (i) a lump sum payment equal to, for Mr. Shea, 18 months of his then current annual base salary, and for each of Messrs. Leshinski and Hohenstein, 12 months of his then current annual base salary, (ii) a lump sum payment equal to, for Mr. Shea, 100% of his target annual bonus amount for the year of termination, and for each of Messrs. Leshinski and Hohenstein, 50% of his target annual bonus amount for the year of termination, (iii) payment of premiums to maintain group health insurance continuation benefits pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, (or, “COBRA”), for the executive and the executive’s respective eligible dependents for up to, with respect to Mr. Shea, 18 months, and with respect to each of Messrs. Leshinski and Hohenstein, 12 months, and (iv) vesting acceleration as to 100% of the then-unvested shares subject to each of the executive’s then outstanding equity awards that are subject to time-based vesting (and in the case of awards subject to performance-based vesting, such awards will be treated as set forth in the applicable award agreement governing such award).

Payment of any severance payments or benefits under the severance policy are subject to an executive executing and not revoking a waiver and release of claims in our favor within 60 days following such qualifying termination of employment (the “severance policy release requirement”).

Under the severance policy, in the event any payment to an executive would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (which we refer to as the “Code”) (as a result of a payment being classified as a parachute payment under Section 280G of the Code), the executive will receive such payment as would entitle the executive to receive the greatest after-tax benefit, even if it means that we pay the executive a lower aggregate payment so as to minimize or eliminate the potential excise tax imposed by Section 4999 of the Code.

Shea Rollover

In connection with the execution of the Merger Agreement, Mr. Shea agreed with Parent to a “rollover” of approximately 50 percent of his existing equity holdings in OneStream. Generally speaking, this means that Mr. Shea will re-invest into OneStream, as a privately held entity following the mergers, by exchanging approximately 50 percent of his existing equity holdings in OneStream for equity interests in an entity that controls Parent. Mr. Shea will not receive any cash payment for his re-invested OneStream equity holdings in connection with the consummation of the mergers. As part of this arrangement, over time following the mergers, Mr. Shea will be entitled to dispose of his equity interests in the entity that controls Parent for cash at a value equivalent to the per share price per re-invested share, subject to (1) Mr. Shea remaining employed by OneStream; and (2) OneStream’s business achieving certain specified performance metrics. The entity that controls Parent can require Mr. Shea to dispose of his equity in that entity if Mr. Shea’s employment with OneStream is terminated following the mergers in certain circumstances. As part of this arrangement, Mr. Shea and Parent also agreed to certain other rights and restrictions in connection with his investment in the entity that controls Parent, including the ability for Mr. Shea to participate in future liquidity opportunities involving OneStream (including an initial public offering or subsequent change of control following the mergers).

In connection with the execution of the Merger Agreement and Mr. Shea’s agreement with Parent regarding his “rollover” arrangement, the vesting of Mr. Shea’s unvested equity awards that are converted into Converted Cash Awards upon the consummation of the mergers will accelerate upon the termination of Mr. Shea’s employment with OneStream following the mergers, subject to certain exceptions, and any Converted Cash Awards not paid prior to March 15, 2027 will be paid out at that time.

Legal Fees

The OneStream Board has authorized OneStream to pay the fees of independent legal counsel to Mr. Shea and certain other officers. In addition, pursuant to Mr. Shea’s “rollover” arrangement with Parent, Parent has agreed to capitalize certain of Mr. Shea’s expenses in connection with the rollover.

Employment Arrangements Following the Mergers

In connection with the execution of the Merger Agreement and Mr. Shea’s “rollover” arrangement with Parent, Mr. Shea agreed to certain rights and restrictions with respect to his re-invested equity interests and Converted Cash Awards (as defined in the Merger Agreement) related to his continued employment or termination of employment following the mergers, as described above.

As of the date of this information statement, except as described in this information statement, none of OneStream’s executive officers have entered into any definitive agreements or arrangements regarding employment or other retention with the surviving entities or with Hg to be effective as of the effective time of the mergers. Prior to or after the effective time of the mergers, Hg may initiate discussions regarding employment or other retention terms with OneStream’s executive officers, including additional “rollover” arrangements with other members of OneStream senior management, and may enter into definitive agreements with respect to the foregoing.

Golden Parachute Compensation

The information set forth in the table below is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about compensation for each of our named executive officers (which we refer to as “NEOs”) that is based on or otherwise relates to the mergers. The NEOs are Thomas Shea, John Kinzer, Kenneth Hohenstein, Craig Colby and William Koefoed.

The amounts indicated below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the date that the mergers close (including the assumptions described below), and do not reflect certain compensation actions that may occur before the closing of the mergers.

For purposes of calculating these estimates, we have assumed:

•	January 23, 2026, which is the latest practicable date prior to this filing, as the date of the effective time of the mergers;

•

that each NEO experienced a qualifying termination of his respective employment on January 23, 2026, resulting in severance payments and benefits becoming payable to such NEO based on the terms of the relevant policies and agreements (as described in the section of this information statement captioned “—Change in Control and Severance Benefits under Existing Agreements—Executive Change in Control and Severance Policy, and “—Change in Control and Severance Benefits under Existing Agreements—Kinzer Employment Agreement”); and

•	the value of a share of our Class A common stock is equal to the per share price.

In addition to these assumptions, these estimates are based on certain other assumptions that are described in the footnotes accompanying the table below. Accordingly, the ultimate values to be received by an NEO in connection with the mergers may differ from the amounts set forth below.

The NEOs will not receive any pension or nonqualified deferred compensation benefit enhancements, tax reimbursement, or other benefits in connection with the mergers.

Name	Cash ($)(1)(2)(5)	Equity ($)(1)(3)(5)	Perquisites/ Benefits ($)(1)(4)(5)	Total ($)(1)(5)
Thomas Shea	1,360,000	17,278,458	54,885	18,693,343
Craig Colby	—	—	—	—
William Koefoed	—	—	—	—
John Kinzer	375,000	2,776,163	—	3,151,163
Kenneth Hohenstein	720,900	8,844,495	29,589	9,594,984

(1)

These amounts represent the “double-trigger” severance payments and benefits (i) with respect to Messrs. Shea and Hohenstein, which may become payable under the severance policy and the applicable participation agreement, if, during the period beginning three months prior to and ending 12 months following a change in control, the NEO’s employment is terminated by OneStream or any of its subsidiaries without cause (excluding by reason of death or disability) or by the NEO for good reason, subject to the severance policy release requirement, and (ii) with respect to Mr. Kinzer, under the Kinzer employment agreement if, during both the Kinzer employment term and the period beginning three months prior to and ending 12 months following a change in control, Mr. Kinzer’s employment is terminated by OneStream or any of its subsidiaries without cause (excluding by reason of his death or disability), or by him for good reason subject to the Kinzer release requirement. Additionally, certain amounts disclosed for Mr. Kinzer under the “Equity” column represent “single-trigger” acceleration of equity awards granted to Mr. Kinzer under the 2019 Plan and the 2024 Plan while he was a non-employee director, as described in detail in footnote 3 below. For more information see the sections of this information statement captioned “—Change in Control and Severance Benefits under Existing Agreements.”

(2)

Cash. The amount listed in this column for each NEO represents (i) for Mr. Shea, (A) a lump sum payment equal to 18 months of his base salary (as in effect as of January 23, 2026), and (B) a lump sum payment equal to 100% of his target annual bonus (as in effect as of January 23, 2026); (ii) for Mr. Hohenstein, (A) a lump sum payment equal to 12 months of his base salary (as in effect as of January 23, 2026), and (B) a lump sum payment equal to 50% of his target annual bonus (as in effect as of January 23, 2026); and (iii) for Mr. Kinzer, lump sum cash payment equal to his annual target bonus (as in effect as of January 23, 2026). For more information see the sections of this information statement captioned “—Change in Control and

Severance Benefits under Existing Agreements—Executive Change in Control and Severance Policy,” and “—Change in Control and Severance Benefits under Existing Agreements—Kinzer Employment Agreement.” The amount of each of these payments is as follows:

Name	Salary Severance ($)	Bonus Severance ($)	Total ($)
Thomas Shea	816,000	544,000	1,360,000
Craig Colby	—	—	—
William Koefoed	—	—	—
John Kinzer	—	375,000	375,000
Kenneth Hohenstein	540,000	180,900	720,900

(3)

Equity. The amount listed in this column for each NEO represents the value of the NEO’s OneStream equity awards outstanding as of January 23, 2026, for which vesting would be accelerated (i) for Messrs. Shea and Hohenstein, under the severance policy and the applicable participation agreement, and (ii) for Mr. Kinzer, (A) under the Kinzer employment agreement with respect to OneStream RSUs granted to Mr. Kinzer pursuant thereto (and which vesting acceleration is a “double-trigger” benefit), and (B) under the 2019 Plan and the 2024 Plan with respect to OneStream equity awards granted to Mr. Kinzer thereunder prior to December 2, 2025 (which vesting acceleration is a “single-trigger” benefit). For more information see the sections of this information statement captioned “—Change in Control and Severance Benefits under Existing Agreements.” The number of underlying shares with respect to such OneStream equity awards and the corresponding values are as follows:

	OneStream RSUs		OneStream Options
Name	Number of Underlying Shares (#)	Value ($)	Number of Underlying Shares (#)	Value ($)
Thomas Shea	411,627	9,879,048	756,155	7,399,410
Craig Colby	—	—	—	—
William Koefoed	—	—	—	—
John Kinzer	101,737	2,441,688	81,183	334,475
Kenneth Hohenstein	178,071	4,273,704	481,655	4,570,791

With respect to Mr. Kinzer, the values disclosed in the table above represent (i) $2,270,568 in value attributable to “double-trigger” vesting acceleration, and (ii) $505,595 in value attributable to “single-trigger” vesting acceleration.

(4)

Perquisites/Benefits. The amount listed in this column for each of Messrs. Shea and Hohenstein represents the estimated cost of our payment of premiums for coverage under COBRA for the NEO and his eligible dependents for up to 18 months for Mr. Shea and for up to 12 months for Mr. Hohenstein under the severance policy. For more information see the section of this information statement captioned “—Change in Control and Severance Benefits under Existing Agreements—Executive Change in Control and Severance Policy.”

(5)

With respect to NEOs who have entered into participation agreements under the severance policy, if any payments or benefits otherwise payable to such NEO (including under the severance policy or otherwise) would constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax, the NEO will receive such payment as would entitle the NEO to receive the greatest after-tax benefit, even if it means that we pay the NEO a lower aggregate payment so as to minimize or eliminate the potential excise tax imposed by Section 4999 of the Code.

Insurance and Indemnification of Directors and Executive Officers

Pursuant to the terms of the Merger Agreement, our directors and officers will be entitled to certain ongoing indemnification and insurance coverage, including under directors’ and officers’ liability insurance policies. For more information, see the section of this information statement captioned “The Merger Agreement—Indemnification and Insurance.”

Appraisal Rights

If the company merger is consummated, holders and beneficial owners of shares of our common stock who (1) do not deliver a written consent or otherwise vote in favor of the company merger; (2) properly and timely demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the effective date of the company merger; (4) otherwise comply with the procedures of Section 262 of the DGCL; and (5) do not withdraw their demands or otherwise lose their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the company merger under Section 262 of the DGCL. Unless the context requires otherwise, all references in this summary to a “stockholder” are to a holder of record of shares, all references in this summary to “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person, and all references in this summary to the word “person” mean any individual, corporation, partnership, unincorporated association or other entity.

The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL, which is available at the following URL, accessible without subscription or cost, and which is incorporated by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary does not constitute any legal or other advice and does not constitute a recommendation that our stockholders or beneficial owners of shares of our common stock exercise their appraisal rights under Section 262. STOCKHOLDERS AND BENEFICIAL OWNERS OF SHARES OF OUR COMMON STOCK SHOULD CAREFULLY REVIEW THE FULL TEXT OF SECTION 262 OF THE DGCL AS WELL AS THE INFORMATION DISCUSSED BELOW.

Under Section 262 of the DGCL, if the company merger is completed, holders of record of shares of our common stock or beneficial owners of shares of our common stock (other than the consenting stockholders) who (1) deliver a written demand for appraisal of such person’s shares of our common stock to us no later than 20 days after the date of giving of this information statement, or    , 2026; (2) have not delivered a written consent or otherwise voted in favor of the company merger; (3) continuously hold of record or beneficially own such shares on the date of making the demand for appraisal through the effective date of the company merger; and (4) otherwise comply with the procedures and satisfy certain ownership thresholds (as defined below), as applicable, set forth in Section 262 of the DGCL may be entitled to have their shares of our common stock appraised by the Delaware Court of Chancery and to receive payment in cash, in lieu of the consideration set forth in the Merger Agreement, for the “fair value” of their shares of our common stock, exclusive of any element of value arising from the accomplishment or expectation of the company merger, together with (unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown) interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the effective date of the company merger through the date of payment of the judgment (or in certain circumstances described herein, on the difference between the amount determined to be the fair value and the amount paid by the surviving corporation in the company merger to each person entitled to appraisal prior to the entry of judgment in the appraisal proceeding) as described further below. However, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all holders and beneficial owners of shares of a class or series of stock that, immediately prior to the closing of the company merger, were listed on a national securities exchange who are otherwise entitled to appraisal rights unless (1) the total number of shares of the class or series of stock for which appraisal rights have been pursued or perfected exceeds one percent of the outstanding shares of such class or series as measured in accordance with subsection (g) of Section 262 of the DGCL or (2) the value of the price per share in respect of such shares exceeds $1 million. We refer to these conditions as the “ownership thresholds.” Given that the shares of our Class A common stock are listed on Nasdaq (and assuming such shares remain so listed up until closing of the company merger), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of our Class A common stock who are otherwise entitled to appraisal rights unless one of the ownership thresholds is satisfied.

Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on the amount determined to be the fair value of the shares subject to appraisal will accrue and compound quarterly from the effective date of the company merger through the date the judgment is paid at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the surviving corporation makes a voluntary cash payment to each person entitled to appraisal, interest will accrue thereafter only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest theretofore accrued, unless paid at that time). The surviving corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.

Under Section 262 of the DGCL, where a merger is adopted by stockholders acting by written consent in lieu of a meeting of the stockholders, either the corporation, before the effective date of the merger or the surviving corporation within ten days thereafter, shall notify each of its stockholders who are entitled to appraisal rights of the approval of the merger and that appraisal rights are available for any or all shares of such stock of the corporation, and shall include in such notice a copy of Section 262 of the DGCL or information directing the stockholders to a publicly available electronic resource at which Section 262 of the DGCL may be accessed without subscription or cost. For purposes of determining the stockholders entitled to receive the notice required under Section 262 of the DGCL, each constituent corporation may fix in advance, a record date that shall not be more than ten days prior to the date notice is given, provided, that if the notice is given on or after the effective date of the merger, the record date shall be such effective date. If no record date is fixed in advance and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given. This information statement constitutes our notice to our stockholders that appraisal rights are available in connection with the company merger, and the full text of Section 262 of the DGCL is available, without subscription or cost, at the following URL: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the company merger, any holder of record or beneficial owner of shares of our common stock who wishes to exercise appraisal rights, or who wishes to preserve such person’s right to do so, should review Section 262 of the DGCL carefully. Failure to strictly comply with the requirements of Section 262 of the DGCL in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses appraisal rights will be entitled to receive the price per share described in the Merger Agreement, without interest, less any applicable withholding taxes. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of our common stock, we believe that if a person is considering exercising such rights, such person should seek the advice of legal counsel.

Stockholders or beneficial owners of shares of our common stock wishing to exercise the right to seek an appraisal of their shares of our common stock must do ALL of the following:

•	such person must not have delivered a written consent or otherwise voted to in favor of the company merger;

•	such person must deliver a written demand for appraisal to us no later than 20 days after the date of giving of this information statement, or , 2026; and

•

such person must continuously hold of record or beneficially own the shares of our common stock from the date of making the demand through the effective date of the company merger (a person will lose appraisal rights if the person transfers the shares before the effective date of the company merger).

As described below, within 120 days after the effective date of the company merger, but not thereafter, an appraisal proceeding must be commenced by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held or owned by all dissenting stockholders and beneficial owners entitled to appraisal. The surviving corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the surviving corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our common stock. In addition, after an appraisal petition has been filed, the Delaware Court of Chancery, at a hearing to determine persons entitled to appraisal rights, will dismiss appraisal proceedings as to all persons who asserted appraisal rights with respect to the shares of our Class A common stock unless one of the ownership thresholds is met.

Making a Written Demand

A person wishing to exercise appraisal rights must deliver to us, no later than 20 days after the date of giving of this information statement, or   , 2026, a written demand for the appraisal of such person’s shares. In addition, that person must not have delivered a written consent or otherwise voted in favor of the company merger with respect to such shares. A person exercising appraisal rights must own or hold, as applicable, beneficially or of record, the shares on the date the written demand for appraisal is delivered and must continue to own or hold, as applicable, the shares through the effective date of the company merger. Such person must submit a written demand for appraisal, which must be in addition to and separate from any vote or written consent on the adoption of the Merger Agreement and the company merger. Any failure to vote on (or deliver a written consent with respect to) the adoption of the Merger Agreement and the company merger will not constitute a demand.

In the case of a written demand for appraisal made by a stockholder of record, the demand must reasonably inform us of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares. In the case of a written demand for appraisal made by a beneficial owner, the demand must reasonably identify the record holder of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such stock and a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which such beneficial owner consents to receive notices given by the surviving corporation and to be set forth on the verified list (as defined below).

All written demands for appraisal pursuant to Section 262 of the DGCL should be mailed or delivered to:

OneStream, Inc.

191 N. Chester Street

Birmingham, Michigan 48009

Attention: Corporate Secretary

At any time within 60 days after the effective date of the company merger, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the terms offered pursuant to the Merger Agreement, by delivering to us, as the surviving corporation, a written withdrawal of the demand for appraisal. Any withdrawal of a demand for appraisal made more than 60 days after the effective date of the company merger may only be made with the written approval of the surviving corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction (which we refer to as a “reservation”) for any application (as defined below) to the Delaware Court of Chancery; provided, however, that this limitation shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the price per share within 60 days after the effective date of the company merger.

Notice by the Surviving Corporation

If the company merger is completed, within 10 days after the effective date of the company merger, the surviving corporation will notify each stockholder and beneficial owner of each constituent corporation who has submitted a demand for appraisal in accordance with Section 262 of the DGCL, and who has not delivered a written consent or otherwise voted in favor of the adoption of the Merger Agreement, that the company merger has become effective and the effective date thereof.

Filing a Petition for Appraisal

Within 120 days after the effective date of the company merger, but not thereafter, the surviving corporation or any person who has complied with Section 262 of the DGCL and is otherwise entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving corporation in the case of a petition filed by any person other than the surviving corporation, demanding a determination of the fair value of the shares held by all stockholders and beneficial owners entitled to appraisal. The surviving corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners of shares of our common stock should not assume that the surviving corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of our common stock. If no such petition is filed within that 120-day period, then appraisal rights will be lost for all stockholders and beneficial owners of shares of our common stock demanding appraisal of such shares. Accordingly, any persons who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of our common stock within the time and in the manner prescribed in Section 262 of the DGCL.

Within 120 days after the effective date of the company merger, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 of the DGCL will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of the company merger and with respect to which we have received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand for appraisal directly, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of this aggregate number). Such statement must be given within ten days after receipt by the surviving corporation of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.

If a petition for an appraisal is duly filed by any person other than the surviving corporation, service of a copy thereof must be made upon the surviving corporation, which will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (which we refer to as the “verified list”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. The Delaware Court of Chancery may order the Register in Chancery to give notice of the time and place fixed for the hearing of such petition to the surviving corporation and all of the persons shown on the verified list at the addresses stated therein. The costs of any such notice are borne by the surviving corporation.

After notice is provided to the applicable persons as required by the Delaware Court of Chancery, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 of the DGCL and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by stock certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. Accordingly, persons holding stock represented by stock certificates and wishing to seek appraisal of their shares are cautioned to retain their stock certificates pending resolution of the appraisal proceedings. If any person fails to comply with this requirement, the Delaware Court of Chancery may dismiss the proceedings as to such person. Upon application (as defined below) by the surviving corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262 of the DGCL.

Given that the shares of our Class A common stock are listed on Nasdaq (and assuming such shares remain so listed up until closing of the company merger), the Delaware Court of Chancery will dismiss any appraisal proceedings as to all holders of such shares of our Class A common stock who are otherwise entitled to appraisal rights unless one of the ownership thresholds is met.

Determination of Fair Value

After the Delaware Court of Chancery determines the persons entitled to appraisal and, with respect to our Class A common stock, that at least one of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of our common stock, exclusive of any element of value arising from the accomplishment or expectation of the company merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the company merger through the date of payment of the judgment will be compounded quarterly and will accrue at five percent over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the company merger and the date of payment of the judgment. However, the surviving corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the surviving corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262 of the DGCL, interest will accrue thereafter only on the sum of (1) the difference, if any, between the amount paid by the surviving corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery; and (2) interest accrued before such voluntary cash payment, unless paid at that time.

In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earning prospects, the nature of the enterprise and any other facts which were known or that could be ascertained as of the date of the merger that “throw any light on future prospects of the merged corporation.” Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Persons considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the company merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and may not in any manner address, fair value under Section 262 of the DGCL. ALTHOUGH WE BELIEVE THAT THE PRICE PER SHARE IS FAIR, NO REPRESENTATION IS MADE AS TO THE OUTCOME OF THE APPRAISAL OF FAIR VALUE AS DETERMINED BY THE DELAWARE COURT OF CHANCERY, AND STOCKHOLDERS AND BENEFICIAL OWNERS OF SHARES OF OUR COMMON STOCK SHOULD RECOGNIZE THAT SUCH AN APPRAISAL COULD RESULT IN A DETERMINATION OF A VALUE HIGHER OR LOWER THAN, OR THE SAME AS, THE PRICE PER SHARE. Neither we nor Parent anticipate offering more than the price per share to any persons exercising appraisal rights, and each of us and Parent reserves the rights to make a voluntary cash payment pursuant to subsection (h) of Section 262 of the DGCL and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of our common stock is less than the price per share. If a petition for appraisal is not timely filed or, with respect to our Class A common stock, if neither of the ownership thresholds above has been satisfied in respect of persons seeking appraisal rights, then the right to an appraisal will cease.

The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the surviving corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Delaware Court of Chancery may be enforced.

The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith (which we refer to as an “application”), the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal that were not dismissed pursuant to the terms of Section 262 or subject to an award pursuant to a reservation. In the absence of such determination or assessment, each party bears its own expenses.

If any person who demands appraisal of shares of our common stock under Section 262 of the DGCL fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of our common stock will be deemed to have been converted at the effective date of the company merger into the right to receive the price per share as provided in the Merger Agreement, without interest and less any applicable withholding taxes. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the company merger, if, in the case of our Class A common stock, neither of the ownership thresholds described above has been satisfied in respect of those seeking appraisal rights with respect to the shares of our Class A common stock, or if the person delivers to the surviving corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the price per share as provided in the Merger Agreement in accordance with Section 262 of the DGCL.

From and after the effective date of the company merger, no person who has demanded appraisal rights in compliance with Section 262 of the DGCL will be entitled to vote such shares of our common stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the company merger).

Failure to comply strictly with all of the procedures set forth in Section 262 of the DGCL may result in the loss of appraisal rights. In that event, you will be entitled to receive the price per share for your shares in accordance with the Merger Agreement, without interest and less any applicable withholding taxes. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.

Accounting Treatment

The mergers will each be accounted for as a “business combination” for financial accounting purposes.

Material U.S. Federal Income Tax Consequences of the Company Merger

The following discussion is a summary of material U.S. federal income tax consequences of the company merger that may be relevant to U.S. Holders and Non-U.S. Holders (each as defined below) of shares of our Class A or

Class D common stock whose shares are converted into the right to receive cash pursuant to the company merger. This discussion is based upon the Code, the U.S. Treasury Regulations promulgated under the Code, court decisions, published positions of the U.S. Internal Revenue Service (which we refer to as the “IRS”) and other applicable authorities, all as in effect on the date of this information statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. This discussion is limited to holders who hold their shares of our Class A or Class D common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes).

This discussion is for general information only and does not address all of the tax consequences that may be relevant to holders in light of their particular circumstances. For example, this discussion does not address:

•

tax consequences that may be relevant to holders who may be subject to special treatment under U.S. federal income tax laws, such as financial institutions; tax-exempt organizations; S corporations, partnerships and any other entity or arrangement treated as a partnership or pass-through entity for U.S. federal income tax purposes; insurance companies; mutual funds; brokers or dealers in stocks and securities; traders in securities that elect to use the mark-to-market method of accounting for their securities; regulated investment companies; real estate investment trusts; controlled foreign corporations; passive foreign investment companies; corporations that accumulate earnings to avoid U.S. income tax; entities subject to the U.S. anti-inversion rules; holders who hold their Class A or Class D common stock as “qualified small business stock” for purposes of Sections 1045 or 1202 of the Code, as “Section 1244 stock” within the meaning of Section 1244 of the Code, or through individual retirement or other tax-deferred accounts; Non-U.S. Holders that own (directly or by attribution) more than five percent of our Class A or Class D common stock; or certain former citizens or long-term residents of the United States;

•	tax consequences to holders holding the shares as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;

•	tax consequences to holders who received their shares of our Class A or Class D common stock in a compensatory transaction or pursuant to the exercise of options or warrants;

•	tax consequences to holders whose “functional currency” is not the U.S. dollar;

•	tax consequences to holders subject to holdback and retention arrangements under the Merger Agreement;

•

tax consequences to holders who hold their Class A or Class D common stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;

•	tax consequences arising from the Medicare tax on net investment income;

•

tax consequences to holders subject to special tax accounting rules as a result of any item of gross income with respect to the shares of our Class A or Class D common stock being taken into account in an “applicable financial statement” (as defined in the Code);

•	tax consequences to holders of shares of common stock other than Class A or Class D common stock or to unitholders;

•	tax consequences to holders who own an equity interest, actually or constructively, in Parent or entities upstream of Parent following the company merger;

•

tax consequences of transactions effectuated prior to subsequent to, or concurrently with, the company merger (regardless of whether any such transactions are consummated in connection with the company merger), such as the LLC merger, the TRA Amendment and the exchange of LLC units for common stock;

•	the U.S. federal estate, gift or alternative minimum or other minimum tax consequences, if any;

•	any state, local or non-U.S. tax consequences; or

•	tax consequences to holders that do not vote in favor of the company merger and who properly and timely demand appraisal of their shares under Section 262 of the DGCL.

If a partnership (including an entity or arrangement, domestic or foreign, treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares of our Class A or Class D common stock, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding shares of our Class A or Class D common stock and partners therein should consult their tax advisors regarding the consequences of the company merger.

No ruling has been or will be obtained from the IRS regarding the U.S. federal income tax consequences of the company merger described below. If the IRS contests a conclusion set forth herein, no assurance can be given that a holder would ultimately prevail in a final determination by a court.

THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY HOLDER. A HOLDER SHOULD CONSULT ITS OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE COMPANY MERGER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER FEDERAL NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION.

U.S. Holders

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of our Class A or Class D common stock that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust that (1) is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in Section 7701(a)(30) of the Code; or (2) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

The receipt of cash by a U.S. Holder in exchange for shares of our Class A or Class D common stock pursuant to the company merger will be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder’s gain or loss will be equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares surrendered pursuant to the company merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the company merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of shares of our Class A or Class D common stock at different times and different prices, such holder must determine its adjusted tax basis and holding period separately with respect to each block of our Class A or Class D common stock.

Non-U.S. Holders

For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of shares of our Class A or Class D common stock that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.

Any gain realized by a Non-U.S. Holder pursuant to the company merger generally will not be subject to U.S. federal income tax unless:

•

the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. persons, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30 percent (or a lower rate under an applicable income tax treaty);

•

such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the completion of the company merger, and certain other specified conditions are met, in which case such gain will be subject to U.S. federal income tax at a rate of 30 percent (or a lower rate under an applicable income tax treaty); or

•

The company is or has been a “United States real property holding corporation” as such term is defined in Section 897(c) of the Code (which we refer to as a “USRPHC”), at any time within the shorter of the five-year period preceding the company merger or such Non-U.S. Holder’s holding period with respect to the applicable shares of our Class A or Class D common stock and, if shares of our Class A or Class D common stock are regularly traded on an established securities market (within the meaning of Section 897(c)(3) of the Code), such Non-U.S. Holder owns (directly, indirectly or constructively) more than five percent of our Class A or Class D common stock at any time during the relevant period, in which case such gain will be subject to U.S. federal income tax at rates generally applicable to U.S. persons (as described in the first bullet point above), except that the branch profits tax will not apply. Generally, a corporation is a USRPHC if the fair market value of its U.S. real property interests (as defined in the Code) equals or exceeds 50 percent of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. For this purpose, U.S. real property interests generally include land, improvements and associated personal property. Although there can be no assurances in this regard, we believe that we are not, and have not been, a USRPHC at any time during the five-year period preceding the company merger. Non-U.S. Holders are encouraged to consult their own tax advisors regarding the possible consequences to them if we are a USRPHC.

Information Reporting and Backup Withholding

Information reporting and backup withholding (at a current rate of 24 percent) may apply to the proceeds received by a holder pursuant to the company merger. Backup withholding generally will not apply to (1) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such U.S. Holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form) or (2) a Non-U.S. Holder that (i) provides a certification of such Non-U.S. Holder’s non-U.S. status on the appropriate series of IRS Form W-8 (or a substitute or successor form) or (ii) otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, if the required information is timely furnished to the IRS.

A U.S. Holder may be required to retain records related to such holder’s Class A or Class D common stock and file with its U.S. federal income tax return, for the taxable year that includes the company merger, a statement setting forth certain facts relating to the company merger.

Withholding on Foreign Entities

Sections 1471 through 1474 of the Code, and the U.S. Treasury Regulations and administrative guidance issued thereunder (which we refer to collectively as “FATCA”), impose a U.S. federal withholding tax of 30 percent on certain payments made to a “foreign financial institution” (as specially defined under these rules) unless such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding certain U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners) or an exemption applies. FATCA also generally will impose a U.S. federal withholding tax of 30 percent on certain payments made to a non-financial foreign entity unless such entity provides the withholding agent a certification identifying certain direct and indirect U.S. owners of the entity or an exemption applies. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

The U.S. Treasury Department released proposed regulations which, if finalized in their present form, would eliminate the federal withholding tax of 30 percent applicable to the gross proceeds of a sale or other disposition of our Class A or Class D common stock. In its preamble to such proposed regulations, the U.S. Treasury Department stated that taxpayers may generally rely on the proposed regulations until final regulations are issued.

Holders of our Class A or Class D common stock are encouraged to consult with their own tax advisors regarding the possible implications of FATCA on the disposition of our Class A or Class D common stock pursuant to the company merger.

Regulatory Clearance Required for the Mergers

General Efforts

Upon the terms and subject to the conditions set forth in the Merger Agreement, Parent and the Merger Subs, on the one hand, and OneStream and OneStream LLC, on the other hand, agreed to use their respective reasonable best efforts to take, or cause to be taken, all actions, do, or cause to be done, all things and assist and cooperate with the other parties in doing, or causing to be done, all things, in each case as are necessary, proper or advisable pursuant to applicable law or otherwise to consummate and make effective the mergers in the most expeditious manner practicable, including by using their respective reasonable best efforts to: (1) cause the conditions to the mergers to be satisfied; (2) seek to obtain all consents, waivers, approvals, orders and authorizations from governmental authorities that are necessary or advisable to consummate the mergers; and (3) make all registrations, declarations and filings with governmental authorities that are necessary or advisable to consummate the mergers.

HSR Act; Other Antitrust Laws; Investment Screening Laws

Under the HSR Act, the mergers cannot be completed until Parent and OneStream file a Notification and Report Form with the FTC and the Antitrust Division of the DOJ, and the applicable waiting period has expired or been terminated.

Additionally, under the Merger Agreement, the mergers cannot be completed until all requisite consents, approvals, clearances and filings pursuant to certain non-U.S. antitrust and investment screening laws have been obtained or made.

OneStream and Parent each filed or caused to be filed the requisite notification forms under the HSR Act with the FTC and the Antitrust Division of the DOJ on February 3, 2026. The waiting period under the HSR Act will expire at 11:59 p.m., Eastern Time, on March 5, 2026, though this period may be shortened if the reviewing agency grants “early termination,” may be restarted if Parent voluntarily withdraws and re-files its Notification and Report Form and may be extended if the reviewing agency issues a “second request.”

The mergers are also subject to clearances, consents, approvals and the waiting periods applicable to the mergers under certain non-U.S. antitrust laws and investment screening laws. Parent has decided to make an antitrust filing in Australia and a National Security and Investment Act 2021 filing in the UK.

OneStream and Parent have each agreed to (and to cause each of its respective representatives, as applicable, to) (1) cooperate and coordinate with the other in the making of all applicable filings under the HSR Act, under applicable antitrust laws and under applicable investment screening laws; (2) use its respective reasonable best efforts to supply the other (or cause the other to be supplied) with any additional information that reasonably may be required or requested by the FTC, the DOJ or the governmental authorities of any other applicable jurisdiction in which any such filing is made; (3) use its respective reasonable best efforts to supply (or cause the other to be supplied with) any additional information that reasonably may be required or requested by the FTC, the DOJ or the governmental authorities of any other applicable jurisdiction in which any such filing is made; and (4) use its respective reasonable best efforts to take all action necessary to, as soon as practicable, (a) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other antitrust laws or investment screening laws applicable to the mergers and (b) obtain any required consents under other applicable antitrust laws or investment screening laws applicable to the mergers. If any party receives a request for additional information or documentary material from any governmental authority with respect to the mergers pursuant to the HSR Act or any other antitrust laws or investment screening laws applicable to the mergers, then such party has agreed to make (or cause to be made), as soon as reasonably practicable and after consultation with the other parties, an appropriate response in compliance with such request.

If and to the extent necessary to obtain clearances, consents, approvals, waivers, actions, waiting period expirations or terminations, non-actions or other authorizations pursuant to applicable antitrust laws or applicable investment screening laws to avoid or eliminate any impediment under antitrust laws or investment screening laws applicable to the mergers so as to allow the consummation of the mergers as promptly as practicable Parent has agreed to (and to cause each of its affiliates to):

•	offer, negotiate, commit to and effect, by consent decree, hold separate order or otherwise:

•

the sale, divestiture, license or other disposition of any and all of the capital stock or other equity or voting interests, assets (whether tangible or intangible), rights, products or businesses of Parent and the Merger Subs, on the one hand, and OneStream and its subsidiaries, on the other hand;

•

the termination, modification, or assignment of existing relationships, joint ventures, contracts or obligations of Parent and the Merger Subs, on the one hand, and OneStream and its subsidiaries, on the other hand; and

•

the modification of any course of conduct regarding future operations or any other restrictions on the activities of Parent and the Merger Subs, on the one hand, and OneStream and its subsidiaries, on the other hand; and

•

contest and oppose any request for the entry of, and seek to have vacated or terminated, any decision, order, judgment, decree, injunction or ruling of any governmental authority that would challenge, contest, restrain, enjoin, prevent or delay the consummation of the mergers or the receipt of any required consents, clearances, approvals, waivers, actions, waiting period expiration or termination, non-actions or other authorizations applicable to the mergers, including by commencing and pursuing litigation or defending against any legal proceeding asserted or initiated by any person in any court or before any governmental authority and by exhausting all avenues of appeal, including appealing properly any adverse decision, order, judgment, decree, injunction or ruling by any governmental authority.

One or more governmental bodies may impose a condition, restriction, qualification, requirement or limitation when it grants the necessary approvals and consents to the mergers. Third parties may also seek to intervene in the regulatory process or litigate to enjoin or overturn regulatory approvals, which actions could significantly impede or even preclude obtaining required regulatory approvals. There is currently no way to predict how long it will take to obtain all of the required regulatory approvals or whether such approvals will ultimately be obtained.

Although we expect that all required regulatory clearances and approvals will be obtained, we cannot assure you that these regulatory clearances and approvals will be timely obtained, obtained at all or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions on the completion of the mergers or require changes to the terms of the Merger Agreement. These conditions or changes could result in the conditions to the mergers not being satisfied.

Financing of the Mergers

The obligations of Parent and the Merger Subs to consummate the mergers are not subject to any financing condition.

Pursuant to the Equity Commitment Letter, the Sponsors have committed to provide Parent with an equity contribution sufficient to pay all amounts payable by OneStream, Parent, the Merger Subs or any of their respective affiliates in connection with the mergers and the Equity Commitment Letter. In addition to, or in partial replacement of, the equity financing, Parent, the Merger Subs or any of their respective affiliates may seek debt financing. The proceeds of any such debt financing will be used, among other things, to finance the mergers and related transactions on the closing date and for working capital purposes and general corporate purposes (including permitted acquisitions, investments, restricted payments and other transactions not prohibited by the debt financing documentation). Such debt financing, if funded, would be anticipated to reduce the amount funded pursuant to the equity financing.

In addition, pursuant to the Equity Commitment Letter, the Sponsors have committed to provide Parent with an equity contribution sufficient to pay monetary damages and certain reimbursement obligations under the Merger Agreement, on the terms and subject to the conditions set forth in the Equity Commitment Letter.

The equity contribution commitments under the Equity Commitment Letter are generally subject to an aggregate cap of approximately $5.6 billion.

Support Agreement

Simultaneously with the execution of the Merger Agreement, the consenting stockholders entered into the Support Agreement with Parent and OneStream. The consenting stockholders collectively represented approximately 58 percent of the voting power of the outstanding shares of all of our common stock as of the date of the Merger Agreement. Under the Support Agreement, the consenting stockholders agreed, among other matters, to deliver the stockholder written consents adopting the Merger Agreement in all respects and approving the transactions contemplated thereby, and on January 6, 2026, following the execution of the Merger Agreement, the consenting stockholders delivered the stockholder written consent.

Under the Support Agreement, the consenting stockholders further agreed, among other things (subject to specific exceptions in the Support Agreement):

•

to vote their shares of common stock against (1) any acquisition proposal, (2) any action or agreement that would reasonably be expected to result in a breach of any of OneStream’s representations, warranties, covenants or obligations in the Merger Agreement and (3) any proposal involving OneStream or any of its subsidiaries that would reasonably be expected to prevent, interfere with or impair the consummation of the mergers;

•	not to transfer their shares of OneStream’s common stock; and

•	to waive any appraisal rights they may have with respect to our common stock in connection with the mergers.

The consenting stockholders’ obligations under the Support Agreement terminate automatically upon the earliest to occur of (1) the valid termination of the Merger Agreement in accordance with its terms, (2) the company merger effective time, (3) with respect to any consenting stockholder, the election of such consenting stockholder in its sole discretion to terminate the Support Agreement in the event that the Merger Agreement is amended, modified or supplemented in a manner that (i) decreases the per share price or per unit price payable to such consenting stockholder or (ii) changes the form of the per share price or the per unit price payable to such consenting stockholder; or (4) with respect to any consenting stockholder, the termination of the Support Agreement by written agreement of each of Parent, OneStream and the applicable consenting stockholder.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Support Agreement, a copy of which is attached as Annex D and is incorporated into this report by reference.

TRA Amendment

Concurrent with the initial public offering of shares of its Class A common stock and related reorganization transactions undertaken in connection with its initial public offering, OneStream entered into the TRA with certain current and former holders of LLC units. The TRA provides for payments to those holders and their assignees with respect to certain tax attributes of OneStream, including in connection with a change of control of OneStream.

On January 6, 2026, in connection with the execution of the Merger Agreement, OneStream, OneStream LLC and the consenting stockholders entered into the TRA Amendment. The TRA Amendment provides that the TRA will terminate (a) in connection with the consummation of the mergers or (b) if the Merger Agreement is terminated by OneStream to enter into an agreement for an alternative acquisition transaction that constitutes a superior proposal in accordance with the terms of the Merger Agreement, upon the consummation of such alternative acquisition, and no payments will be made under the TRA in connection with the consummation of the mergers or any such alternative acquisition pursuant to the TRA. Pursuant to the terms of the TRA, the parties to the TRA Amendment could amend the TRA, including as contemplated in the TRA Amendment, without the other parties to the TRA executing the TRA Amendment.

The foregoing description of the TRA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the TRA Amendment, a copy of which is attached as Annex E and is incorporated into this report by reference.

Delisting and Deregistration of Our Class A Common Stock

If the mergers are completed, our Class A common stock will no longer be traded on Nasdaq and will be deregistered under the Exchange Act. We will no longer be required to file periodic reports, current reports and proxy and information statements with the SEC on account of our Class A common stock.

THE MERGER AGREEMENT

The following summary describes the material provisions of the Merger Agreement. The descriptions of the Merger Agreement in this summary and elsewhere in this information statement are not complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is attached to this information statement as Annex A and incorporated by reference into this information statement. We encourage you to carefully read and consider the Merger Agreement, which is the legal document that governs the mergers, in its entirety because this summary may not contain all the information about the Merger Agreement that is important to you. The rights and obligations of the parties to the Merger Agreement (which are sometimes referred to as the “parties” in this section of the information statement) are governed by the express terms of the Merger Agreement, and not by this summary or any other information contained in this information statement.

The representations, warranties, covenants and agreements described below and included in the Merger Agreement (1) were made only for purposes of the Merger Agreement and as of specific dates; (2) were made solely for the benefit of the parties to the Merger Agreement; (3) may be subject to important qualifications, limitations and supplemental information agreed to by the parties in connection with negotiating the terms of the Merger Agreement; and (4) may also be subject to a contractual standard of materiality different from those generally applicable to reports and documents filed with the SEC, and in some cases were qualified by confidential matters disclosed by OneStream to Parent in connection with the Merger Agreement. In addition, the representations and warranties may have been included in the Merger Agreement for the purpose of allocating contractual risk between OneStream and OneStream LLC, on the one hand, and Parent, Merger Sub I and Merger Sub II, on the other, rather than to establish matters as facts. Further, the representations and warranties were negotiated with the principal purpose of establishing the circumstances in which a party to the Merger Agreement may have the right not to consummate the mergers if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise. Our stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after January 6, 2026. None of the representations and warranties will survive the closing of the mergers, and, therefore, they will have no legal effect under the Merger Agreement after the closing of the mergers. In addition, you should not rely on the covenants in the Merger Agreement as actual limitations on the business of OneStream because the parties may take certain actions that are either expressly permitted in the confidential disclosure letter delivered by OneStream to Parent in connection with the Merger Agreement, or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The Merger Agreement is described below, and attached as Annex A, only to provide you with information regarding its terms and conditions, and not to provide you with any other factual information regarding OneStream and its business. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding OneStream and its business.

Closing and Consummation of the Mergers

The closing of the mergers will take place (1) on a date to be agreed upon by OneStream, Parent, and Merger Sub II that is no later than the fifth business day after the last condition to closing of the mergers is satisfied or waived (other than those conditions that by their terms are to be satisfied at the closing of the mergers, but subject to the satisfaction or waiver of such conditions); or (2) at such other time, location and date as OneStream and Parent mutually agree in writing; provided, that in no event will the occur prior to April 6, 2026, without the prior written consent of Parent.

On the closing date, the parties will file a certificate of merger with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DLLCA, evidencing the LLC merger. The LLC merger will become effective upon the filing and acceptance with the Secretary of State of the State of Delaware of such certificate of merger, or at a later time agreed to in writing by Parent and OneStream, and specified in such certificate of merger in accordance with the DLLCA.

The parties will then file a certificate of merger with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL, evidencing the company merger. The company merger will become effective upon the filing and acceptance with the Secretary of State of the State of Delaware of such certificate of merger, or at a later time agreed to in writing by Parent and OneStream, and specified in such certificate of merger in accordance with the DGCL. The company merger effective time shall occur immediately after the LLC merger effective time.

Effects of the Mergers; Certificate of Incorporation; Bylaws; Certificate of Formation; LLC Agreement; Directors and Officers

The Merger Agreement provides that, on the terms and subject to the conditions of the Merger Agreement and the applicable provisions of the DLLCA, at the LLC merger effective time: (1) Merger Sub I will merge with and into OneStream LLC; (2) the separate corporate existence of Merger Sub I will cease; (3) OneStream LLC will continue as the surviving LLC. From and after the LLC merger effective time, all of the property, rights, privileges, powers and franchises of OneStream LLC and Merger Sub I will vest, and all of the debts, liabilities and duties of OneStream LLC and Merger Sub I will become the debts, liabilities and duties of the surviving LLC.

At the LLC merger effective time, the certificate of formation of OneStream LLC, as in effect immediately prior to the LLC merger effective time, will remain unchanged and will become the certificate of the surviving LLC. The limited liability company agreement of Merger Sub I, as in effect immediately prior to the LLC merger effective time will be amended and restated in its entirety to read as set forth in Exhibit B to the Merger Agreement and as so amended and restated will be the limited liability company agreement of the surviving LLC, in each case subject to the provisions of the Merger Agreement relating to indemnification, exculpation and advancement of expenses, and until thereafter amended in accordance with the applicable provisions of the DLLCA, the certificate of formation of the surviving LLC and such limited liability company agreement.

At the LLC merger effective time, the initial officers of the surviving LLC will be the officers of Merger Sub I as of immediately prior to the LLC merger effective time.

The Merger Agreement also provides that, on the terms and subject to the conditions of the Merger Agreement and the applicable provisions of the DGCL, at the company merger effective time (1) Merger Sub II will merge with and into OneStream; (2) the separate corporate existence of Merger Sub II will cease; and (3) OneStream will continue as the surviving corporation and a wholly owned subsidiary of Parent. From and after the company merger effective time, all of the property, rights, privileges, powers and franchises of OneStream and Merger Sub II will vest, and all of the debts, liabilities and duties of OneStream and Merger Sub II will become the debts, liabilities and duties of the surviving corporation.

At the company merger effective time, the certificate of incorporation of OneStream as the surviving corporation will be amended and restated in its entirety to read as set forth in Exhibit A to the Merger Agreement, and the bylaws of OneStream as the surviving corporation will be amended and restated in their entirety to be in the form of the bylaws of Merger Sub II, as in effect immediately prior to the company merger effective time (with the name of the surviving corporation being “OneStream, Inc.”), in each case subject to the provisions of the Merger Agreement relating to indemnification, exculpation and advancement of expenses, and until thereafter amended in accordance with the applicable provisions of the DGCL, the certificate of incorporation of the surviving corporation and such bylaws.

At the company merger effective time, the initial directors of the surviving corporation will be the directors of Merger Sub II as of immediately prior to the company merger effective time, and the initial officers of the surviving corporation will be the officers of OneStream as of immediately prior to the company merger effective time.

Conversion of Shares

OneStream LLC Limited Liability Company Interests

On the terms and subject to the conditions set forth in the Merger Agreement, at the LLC merger effective time, by virtue of the LLC merger and without any action on the part of the parties or the holders of any of the following securities:

•

each unit of limited liability company interests of Merger Sub I that is outstanding immediately prior to the LLC merger effective time will be converted into one unit of limited liability company interests of the surviving LLC, and thereupon each unit representing ownership of such limited liability company interests of Merger Sub I will thereafter represent ownership of limited liability company interests of the surviving LLC;

•

each LLC unit that is outstanding as of immediately prior to the LLC merger effective time (other than units owned by the parties) will be cancelled and extinguished and automatically converted into the right to receive the per unit price, without interest, subject to applicable withholding taxes; and

•

each LLC unit that is held by a party or any direct or indirect wholly owned subsidiary of a party as of immediately prior to the LLC merger effective time will be converted into one unit of limited liability company interests of the surviving LLC, and thereupon each unit representing ownership of such unit of OneStream LLC limited liability company interest will thereafter represent ownership of limited liability company units of the surviving LLC.

OneStream Common Stock

On the terms and subject to the conditions set forth in the Merger Agreement, at the company merger effective time, by virtue of the company merger and without any action on the part of the parties or the holders of any of the following securities:

•

each share of common stock of Merger Sub II that is outstanding immediately prior to the company merger effective time will be converted into one validly issued, fully paid and nonassessable share of common stock of the surviving corporation and each certificate representing ownership of such shares of common stock of Merger Sub II will thereafter represent ownership of shares of common stock of the surviving corporation;

•

each share of our common stock owned by the parties as of immediately prior to the company merger effective time (which we refer to as “owned company shares”) will automatically be cancelled and will cease to exist without any conversion thereof or consideration paid in exchange therefor;

•

each share of our Class A common stock and Class D common stock that is issued and outstanding as of immediately prior to the company merger effective time (other than owned company shares or shares held by persons who have neither voted in favor of the company merger nor consented thereto in writing and properly demanded appraisal of such shares of our common stock pursuant to, and in accordance with, Section 262 of the DGCL (which we refer to as “dissenting company shares” and together with owned company shares, “excluded shares”) will be automatically converted into the right to receive the per share price, without interest, subject to applicable withholding taxes;

•

each share of our Class B common stock and Class C common stock that is outstanding as of immediately prior to the company merger effective time (other than shares owned by the parties or dissenting company shares) will be automatically converted into the right to receive the Class B/C per share price (as required by the OneStream Charter), without interest, subject to applicable withholding taxes; and

•

each dissenting company share will not be converted into, or represent the right to receive, the per share price or the Class B/C per share price, as applicable, but instead will be entitled to only such rights as are granted by Section 262 of the DGCL.

Treatment of Equity Awards

Pursuant to the Merger Agreement, at the effective time of the mergers:

•

each vested OneStream option will be cancelled in exchange for the right to receive an amount in cash equal to the product of (1) the total number of shares covered by such vested OneStream option, multiplied by (2) the excess of (i) the price per share over (ii) the per share exercise price of the vested OneStream option, less applicable withholding taxes (such amount, the “Vested Option Cashout Payment”);

•

each unvested OneStream option will be cancelled and converted into the contingent right to receive an amount in cash equal to the product of (1) the total number of shares covered by the unvested OneStream option, multiplied by (2) the excess of (i) the price per share over (ii) the per share exercise price of such unvested OneStream option, less applicable withholding taxes, subject to the same vesting terms and conditions (including acceleration provisions upon a qualifying termination of employment, if any) as applied to the corresponding unvested OneStream option immediately prior to the effective time of the mergers (such amount, the “Unvested Option Converted Cash Award”);

•

each vested OneStream RSU award will be cancelled in exchange for the right to receive an amount in cash equal to the product of (1) the price per share, multiplied by (2) the total number of shares covered by such vested OneStream RSU award immediately prior to the effective time of the mergers, less applicable withholding taxes (such amount, the “Vested RSU Cashout Payment”); and

•

each unvested OneStream RSU award will be cancelled and converted into the contingent right to receive an amount in cash equal to the product of (1) the price per share, multiplied by (2) the total number of shares covered by such unvested OneStream RSU award, less applicable withholding taxes, subject to the same vesting terms and conditions (including acceleration provisions upon a qualifying termination of employment, if any) as applied to the corresponding unvested OneStream RSU award immediately prior to the effective time of the mergers (such amount, the “Unvested RSU Converted Cash Award”).

Treatment of the Employee Stock Purchase Plan

With respect to the ESPP:

•

all participant payroll deduction elections were frozen as of January 6, 2026, and following January 6, 2026, participants in the ESPP will not be permitted to increase their payroll deduction elections or contributions other than the previously elected payroll deductions;

•	there will be no new purchase periods commenced after January 6, 2026;

•	no individuals will be permitted to commence participation in the ESPP from January 6, 2026, through the closing of the mergers;

•	each outstanding purchase right under the ESPP will be exercised as of no later than the closing date of the mergers, but prior to the company merger effective time; and

•	the ESPP will be terminated at the company merger effective time.

Payment Agent, Exchange Fund and Exchange and Payment Procedures

Prior to the closing of the mergers, Parent will select a bank or trust company (which we refer to as the “payment agent”) reasonably acceptable to OneStream to act as the payment agent for the mergers and make payments of the merger consideration to our stockholders and holders of LLC units. At or prior to the closing of the mergers, Parent will deposit (or cause to be deposited) with the payment agent an amount of cash that is equal to the aggregate consideration to pay the aggregate consideration to our stockholders and holders of LLC units in accordance with the Merger Agreement.

Promptly following the company merger effective time (and in any event within one business day), Parent and the surviving entities will cause the payment agent to mail to each holder of record (as of immediately prior to the company merger effective time) of a certificate that immediately prior to the company merger effective time represented outstanding shares of our capital stock (other than the excluded shares), a letter of transmittal and instructions advising stockholders how to surrender stock certificates in exchange for the applicable merger consideration. Upon receipt of (1) surrendered certificates for cancellation (or an appropriate affidavit for lost, stolen or destroyed certificates, together with any required bond, in lieu thereof); and (2) a duly completed and validly executed letter of transmittal, the holder of such certificate will be entitled to receive an amount in cash (less any applicable withholding taxes required to be withheld in respect thereof) equal to the product of (a) the aggregate number of shares of our common stock represented by such certificate and (b) the per share price or the Class B/C per share price, as applicable.

In the event that any share certificates have been lost, stolen or destroyed, the payment agent will issue the per share price or the Class B/C per share price, as applicable, to such holder upon the making by such holder of an affidavit for such lost, stolen or destroyed certificate. Parent or the payment agent may, in its discretion and as a condition precedent to the payment of the per share price or the Class B/C per share price, as applicable, require such stockholder to deliver a bond in such amount as Parent or the payment agent may direct as indemnity against any claim that may be made against Parent, the surviving corporation, the surviving LLC or the payment agent with respect to such certificate alleged to have been lost, stolen or destroyed.

Notwithstanding the foregoing, any holder of shares of our common stock held in book-entry form (which we refer to as “uncertificated shares”) will not be required to deliver a certificate or an executed letter of transmittal (as both are described above) to the payment agent to receive the consideration payable in respect thereof. Each holder of record (as of immediately prior to the company merger effective time) of an uncertificated share that, immediately prior to the company merger effective time, represented an outstanding share of our capital stock (other than the excluded shares) whose shares of our common stock were converted into the right to receive the consideration payable in respect thereof will, upon receipt of an “agent’s message” in customary form, be entitled to receive, and the payment agent will pay and deliver as promptly as practicable, an amount in cash equal to the product of (1) the aggregate number of shares of our capital stock represented by such holder’s transferred uncertificated shares and (2) the per share price or the Class B/C per share price, as applicable. The amount of consideration paid to such OneStream stockholders will not include interest and may be reduced by any applicable withholding taxes.

Additionally, any holder of LLC units will not be required to deliver a certificate or other evidence thereof or an executed letter of transmittal to the payment agent to receive the per unit price. In lieu thereof, each holder of record (as of immediately prior to the LLC merger effective time) of LLC units (other than units owned by the parties) that were converted into the right to receive the consideration payable in respect thereof will, upon receipt of an “agent’s message” in customary form (it being understood that the holders of LLC units will be deemed to have surrendered such LLC units upon receipt of an “agent’s message” or such other evidence, if any, as the payment agent may reasonably request) be entitled to receive, and the payment agent will pay and deliver as promptly as practicable, an amount in cash equal to the product of (1) the aggregate number of LLC units held by such holder as of immediately prior to the LLC merger effective time by (2) the per unit price. The LLC units so surrendered will be cancelled. The payment agent will accept transferred LLC units upon compliance with such reasonable terms and conditions as the payment agent may impose to cause an orderly exchange thereof in accordance with customary exchange practices. The amount of consideration paid to holders of LLC units will not include interest and may be reduced by any applicable withholding taxes.

If any cash deposited with the payment agent is not distributed to holders of our capital stock or LLC units one year after the effective time of the mergers, such cash will be delivered to Parent upon demand, and any of our stockholders or holders of LLC units as of immediately prior to the effective time of the mergers who have not complied with the exchange procedures in the Merger Agreement will thereafter look solely to Parent for payment of such holder’s merger consideration (subject to abandoned property law, escheat law or similar laws). None of the payment agent, Parent, the surviving entities or any other person will be liable to any of our stockholders or holders of LLC units for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

Representations and Warranties

The Merger Agreement contains representations and warranties of OneStream and OneStream LLC, on the one hand, and Parent, Merger Sub I and Merger Sub II, on the other hand.

Certain of the representations and warranties in the Merger Agreement made by OneStream are qualified as to “materiality” or “Company Material Adverse Effect.” For purposes of this information statement and the Merger Agreement, “Company Material Adverse Effect” means, any change, event, condition, development, violation, inaccuracy, effect or circumstance (each of which we refer to as an “effect”) that, individually or taken together with all other effects that exist or have occurred prior to the date of determination of the occurrence of the Company Material Adverse Effect, has had or would reasonably be expected to have a material adverse effect on the business, properties, financial condition, assets, operations or results of operations of OneStream and its subsidiaries, taken as a whole, but excluding, in each case, any such effect to the extent arising out of, relating to or resulting from the following (in each case, by themselves or when aggregated):

•

any changes in general conditions, whether economic or otherwise, anywhere in the world (except to the extent that such effect has had a materially disproportionate adverse effect on OneStream and its subsidiaries, taken as a whole, relative to similarly situated companies operating in the industries in which OneStream and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•

any changes in the conditions of financial markets, credit markets, equity markets, debt markets, currency markets or capital markets anywhere in the world, including (1) changes in interest rates or credit ratings; (2) changes in exchange rates; or (3) any suspension of trading in any securities generally on any securities exchange or over-the-counter market (except, in each case, to the extent that such effect has had a materially disproportionate adverse effect on OneStream and its subsidiaries, taken as a whole, relative to similarly situated companies operating in the industries in which OneStream and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•

any changes in the general conditions in any industries in which OneStream and its subsidiaries conduct business or in any specific jurisdiction or geographical area in which OneStream and its subsidiaries conduct business;

•

any changes in general regulatory, legislative or political conditions anywhere in the world (except to the extent that such effect has had a materially disproportionate adverse effect on OneStream and its subsidiaries, taken as a whole, relative to similarly situated companies operating in the industries in which OneStream and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•

any changes in geopolitical conditions, the outbreak of hostilities, armed conflicts, protests, strikes, work stoppage, civil unrest, civil disobedience, acts of war, sabotage, terrorism or military actions (including, in each case, any escalation or worsening of any of the foregoing) anywhere in the world, including any outbreak or escalation of hostilities involving any governmental authority or the declaration by any governmental authority of a national emergency or war, including, in each case, the response of any governmental authority (except, in each case, to the extent that such effect has had a materially disproportionate adverse effect on OneStream and its subsidiaries, taken as a whole, relative to similarly situated companies operating in the industries in which OneStream and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•

any earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires, nuclear incidents, foreign or domestic social protest or social unrest (whether or not violent), or other natural or man-made disasters, weather conditions, power outages or other force majeure events anywhere in the world, including, in each case, the response of any governmental authority (except, in each case, to the extent that such effect has had a materially disproportionate adverse effect on OneStream and its subsidiaries, taken as a whole, relative to similarly situated companies operating in the industries in which OneStream and its subsidiaries conduct business, in each cash only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•

any pandemics, epidemics, plagues, contagious disease outbreaks or other comparable events (including quarantine restrictions mandated or recommended by any governmental authority), including, in each case, (1) the response of any governmental authority; and (2) any actions taken or not taken as a consequence of such response or to otherwise respond to the impact, presence, outbreak or spread of any of the foregoing (except, in each case, to the extent that such effect has had a materially disproportionate adverse effect on OneStream and its subsidiaries, taken as a whole, relative to similarly situated companies operating in the industries in which OneStream and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•

supply chain disruptions anywhere in the world (except to the extent that such effect has had a materially disproportionate adverse effect on OneStream and its subsidiaries, taken as a whole, relative to similarly situated companies operating in the industries in which OneStream and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•

any “government shutdown” anywhere in the world (except to the extent that such effect has had a materially disproportionate adverse effect on OneStream and its subsidiaries, taken as a whole, relative to similarly situated companies operating in the industries in which OneStream and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•	tariffs, sanctions, trade policies or similar law, directive, order or policy, or any trade disputes, “trade wars” or similar actions anywhere in the world, or any threats of any of the foregoing;

•

any data breach, cyber-intrusion, cyberattack, cybercrime or cyberterrorism (except, in each case, to the extent that such effect has had a materially disproportionate adverse effect on OneStream and its subsidiaries, taken as a whole, relative to similarly situated companies operating in the industries in which OneStream and its subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

•

the negotiation, execution, delivery, announcement or performance of the Merger Agreement or the pendency or consummation of the mergers, including the impact of any of the foregoing on the relationships, contractual or otherwise, of OneStream and its subsidiaries with employees (including any employee attrition), suppliers, customers, partners, lenders, lessors, vendors, governmental authorities or any other third person, other than, in each case, any OneStream non-contravention representation or warranty in the Merger Agreement, to the extent the purpose of such representation or warranty is to address the consequences resulting from the execution and delivery of the Merger Agreement or the consummation of the mergers and the related conditions to closing of the mergers;

•

the compliance by any party with the express terms of the Merger Agreement, including any action taken or refrained from being taken pursuant to or in accordance with the express terms of the Merger Agreement;

•

any action taken or refrained from being taken, in each case to which Parent, Merger Sub I or Merger Sub II has expressly approved, consented to or requested in writing (including by email) following January 6, 2026, and any failure to take any action resulting from Parent’s failure to grant any approval or consent requested by OneStream to take any action restricted or prohibited by the Merger Agreement;

•

any changes or proposed changes in GAAP or any other accounting standards or requirements, or any law, or the enforcement or interpretation of any of the foregoing, including, in each case, the adoption, implementation, repeal, modification, reinterpretation or proposal thereof;

•

any changes in the price or trading volume of our common stock, in and of itself (it being understood that the cause of such change may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur, to the extent not otherwise excluded under the definition of Company Material Adverse Effect);

•

any failure, in and of itself, by OneStream or its subsidiaries to meet (1) any public estimates or expectations of OneStream’s and its subsidiaries’ revenue, earnings or other financial performance or results of operations for any period; or (2) any budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the cause of any such failure in clause (1) or (2) may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur to the extent not otherwise excluded under the definition of Company Material Adverse Effect);

•	the availability or cost of equity, debt or other financing to Parent, Merger Sub I, Merger Sub II or any of their respective affiliates;

•	any transaction litigation or any legal proceeding for appraisal of the fair value of any shares of our common stock pursuant to the DGCL; or

•

the identity of, or any facts or circumstances relating to, Parent, Merger Sub I or Merger Sub II or their respective affiliates or equity or debt financing sources of, or investors in, any of the foregoing, or the respective plans or intentions of any of the foregoing with respect to OneStream.

In the Merger Agreement, OneStream and OneStream LLC made customary representations and warranties to Parent, Merger Sub I and Merger Sub II that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement and the confidential disclosure letter delivered by OneStream to Parent in connection with the Merger Agreement. These representations and warranties relate to, among other things:

•	organization and good standing;

•	corporate power and enforceability;

•	approval of the OneStream Board in connection with the mergers, the fairness opinions from Centerview Partners LLC and J.P. Morgan Securities LLC and anti-takeover laws;

•	the required approval of our stockholders and OneStream as the sole manager of OneStream LLC;

•	non-contravention of certain agreements and laws;

•	requisite governmental approvals;

•	the capitalization of OneStream and OneStream LLC;

•	OneStream’s subsidiaries and their capitalization;

•	OneStream’s SEC reports;

•	OneStream’s financial statements and internal controls;

•	the absence of undisclosed liabilities;

•	the absence of certain changes since December 31, 2024;

•	material contracts;

•	government contracts;

•	real property matters;

•	environmental matters;

•	intellectual property matters;

•	privacy and security matters;

•	tax matters;

•	employee plans;

•	labor matters;

•	OneStream’s permits;

•	compliance with laws;

•	legal proceedings and orders;

•	insurance matters;

•	related party transactions; and

•	brokers in connection with the mergers.

Under the Merger Agreement, Parent, Merger Sub I and Merger Sub II acknowledged that OneStream has not made any representations or warranties other than those expressly set forth in the Merger Agreement, and disclaimed reliance on any other representation or warranty, or any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to Parent, Merger Sub I or Merger Sub II, or the accuracy and completeness thereof.

In the Merger Agreement, Parent, Merger Sub I and Merger Sub II made customary representations and warranties to OneStream and OneStream LLC that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:

•	organization and good standing;

•	corporate power and enforceability;

•	non-contravention of certain agreements and laws;

•	requisite governmental approvals;

•	compliance with laws;

•	legal proceedings and orders;

•	ownership of shares of OneStream’s capital stock by Parent, Merger Sub I, Merger Sub II and their affiliates;

•	brokers in connection with the mergers;

•	no Parent vote or approval being required in connection with the mergers;

•	financing in connection with the mergers;

•	the absence of stockholder and management arrangements in connection with the mergers;

•	sanctions; and

•	compliance with or exemption from the requirements of the Defense Production Act of 1950.

Under the Merger Agreement, OneStream acknowledged that Parent, Merger Sub I and Merger Sub II have not made any representations or warranties other than those expressly set forth in the Merger Agreement, and disclaimed reliance on any other representation or warranty, or any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to OneStream, or the accuracy and completeness thereof.

The representations and warranties contained in the Merger Agreement do not survive past the effective time of the mergers, other than the representations disclaiming reliance as described above.

Conduct of Business Pending the Mergers

Other than as expressly contemplated by the Merger Agreement, set forth in the confidential disclosure letter delivered by OneStream to Parent in connection with the Merger Agreement, required by applicable law or approved by Parent (which approval may not be unreasonably withheld, conditioned or delayed), from the execution of the Merger Agreement to the closing of the mergers (or termination of the Merger Agreement pursuant to its terms) (which we refer to as the “pre-closing period”), subject to certain exceptions, OneStream has agreed to (and to cause each of its subsidiaries to) use reasonable best efforts to conduct its business and operations in the ordinary course of business and use reasonable best efforts to:

•	preserve intact its material assets, properties and business organizations;

•	keep available the services of its current officers and key employees; and

•

preserve the goodwill and current relationships of OneStream and its subsidiaries with material customers, suppliers, distributors, lessors, licensors, licensees, creditors, contractors and other persons with whom OneStream or its subsidiaries has business relations.

OneStream has also agreed that, during the pre-closing period, subject to certain exceptions, it will not, and will not permit any of its subsidiaries to:

•	amend its organizational documents;

•	propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

•	issue, sell or deliver, or agree to issue, sell or deliver, any of its equity securities;

•	acquire, repurchase or redeem any of its equity securities;

•

(1) adjust, split, subdivide, combine or reclassify any of its capital stock or other equity or voting interests; (2) declare, set aside, establish a record date for, authorize or pay any dividend or other distribution; (3) pledge or encumber any of its capital stock or voting interests; or (4) modify the terms of any of its capital stock or other equity or voting interests;

•

acquire (by merger, consolidation or acquisition of stock or assets) any third person, or any equity interest in, or business or business division of, or all or substantially all of the assets of, any third person that, in each case, is material to OneStream;

•

(1) acquire, or agree to acquire, fee ownership (or its jurisdictional equivalent) of any real property; (2) other than in the ordinary course of business, affirmatively waive, release or assign any material right or claim under, any lease; or (3) lease or encumber in any material respect, or convey or otherwise dispose of any leased real property;

•

(1) incur or assume indebtedness or issue debt securities; (2) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for any third-party obligations; (3) make any loans, advances or capital contributions to, or investments in, any third person; or (4) mortgage, pledge or otherwise encumber any assets, tangible or intangible, or create any lien thereon;

•

(1) establish, adopt, enter into, terminate or amend, or take any action to accelerate the vesting, payment or funding of any compensation, or benefits under any OneStream benefit plan; (2) grant to any service provider any increase in cash compensation, bonus or fringe or other benefits; (3) grant to any service provider any increase in change in control, severance or termination pay; (4) enter into any employment agreement with any service provider (other than in the ordinary course of business for service providers with annual base compensation under $275,000, to replace non-executive officer personnel terminated for cause or who resign voluntarily or in connection with outstanding arrangements as of January 6, 2026); or (5) hire or engage any service provider, other than in the ordinary course of business for service providers with annual base compensation under $275,000; or (6) terminate (other than for cause) any employee of OneStream or its subsidiaries, other than terminations in the ordinary course of business of employees with an annual base cash compensation under $275,000;

•	modify, renew, extend, negotiate, or enter into any labor agreement, or recognize or certify any labor union, labor organization, works council or similar organization;

•

waive, release, or amend the restrictive covenant obligations of any service provider with annual base cash compensation or fees of $225,000 or more, or current or former officer or director of OneStream or any of its subsidiaries;

•	settle, release, waive, compromise or commence certain legal proceedings;

•	revalue any of its properties or assets or make any material change to its accounting principles or practices (except as required by law or GAAP);

•

except as required by applicable law, (1) make, change or revoke any material tax election; (2) adopt or change any material accounting method or accounting period in respect of taxes; (3) file any material amended tax return; (4) enter into any tax allocation agreement, tax sharing agreement, tax indemnity agreement, pre-filing agreement, advance pricing agreement, cost sharing agreement or closing agreement relating to any material tax (other than any agreement entered into in the ordinary course of business not principally relating to taxes); (5) surrender or forfeit any right to claim a material tax refund (other than by way of inaction); (6) settle or compromise any material tax claim or assessment; or (7) consent to any extension or waiver of any limitation period with respect to any material tax claim or assessment;

•

(1) incur, authorize or commit to incur any material capital expenditures; (2) enter into, modify or amend any “material contract” that would have needed to be provided to Parent in connection with the Merger Agreement, other than certain ordinary course licensing contracts, renewals and expirations pursuant to existing contract terms; (3) modify, amend or terminate the TRA (other than pursuant to the TRA Amendment); (4) fail to maintain existing insurance coverage; (5) engage in certain related party transactions; or (6) implement any plant closings, employee layoffs or similar act that would require notification under the WARN Act;

•	enter into any material joint venture or legal partnership with any third person;

•	sell, assign or otherwise dispose of, lease or license any tangible asset or property material to OneStream and its subsidiaries, taken as a whole, to any other person;

•

sell, assign, abandon, let lapse, transfer or license (other than non-exclusive licenses granted in the ordinary course of business) any OneStream intellectual property material to OneStream and its subsidiaries, taken as a whole, to any other person; or

•	enter into or agree or commit to enter into a contract or other agreement to do any of the foregoing.

No Solicitation of Other Acquisition Proposals

OneStream and OneStream LLC agreed (including on behalf of their subsidiaries, directors and officers and representatives), not to authorize or direct any of their other representatives to, directly or indirectly:

•

solicit, initiate, propose or knowingly induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal that constitutes, or would reasonably be expected to lead to, an acquisition proposal;

•	furnish to any third person or group (other than Parent, Merger Sub I, Merger Sub II or any of their respective representatives) any non-public information relating to OneStream or its subsidiaries or afford any person or group (other than Parent, Merger Sub I, Merger Sub II or any of their respective representatives) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of OneStream or its subsidiaries, in any such case with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an acquisition proposal or the making of any proposal that would reasonably be expected to lead to an acquisition proposal;

•

participate or engage in discussions or negotiations with any third person or group with respect to an acquisition proposal or with respect to any inquiries from third persons that would reasonably be expected to lead to an acquisition proposal;

•	enter into any letter of intent or definitive agreement regarding an alternative acquisition agreement; or

•	commit to do any of the foregoing.

In addition, OneStream and OneStream LLC agreed to cease any discussions or negotiations with, and terminate any data room access (or other access to diligence) of, any person and its representatives (other than the parties and their respective representatives) relating to an acquisition transaction.

Prior to the delivery of the stockholder written consent, OneStream was permitted to engage in discussions in connection with acquisition proposals subject to certain restrictions.

For purposes of this information statement and the Merger Agreement:

•

“acquisition proposal” means any bona fide offer or proposal (other than an offer or proposal by Parent, Merger Sub I or Merger Sub II or any of their respective representatives or financing sources, or any group that includes Parent, Merger Sub I or Merger Sub II or any of their respective representatives or financing sources) to OneStream or the OneStream Board (or any committee thereof) to engage in an acquisition transaction.

•

“acquisition transaction” means any transaction or series of related transactions (other than the mergers or any redemption, exchange or conversion of LLC units or shares of OneStream common stock in accordance with the terms of each company’s organizational documents) involving (1) any direct or indirect purchase or other acquisition of more than 20 percent of the total outstanding voting power of OneStream after giving effect to the consummation of such purchase or other acquisition; (2) any direct or indirect purchase or other acquisition of more than 20 percent of the consolidated assets of OneStream and its subsidiaries taken as a whole (by either revenues attributed to such assets over the prior 12 months or fair market value as of the last day of the most recently completed calendar month); or (3) merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving OneStream and OneStream LLC pursuant to which any person or group would hold securities representing more than 20 percent of the total outstanding voting power of OneStream after giving effect to the consummation of such transaction.

•

“superior proposal” means any written acquisition proposal on terms that the OneStream Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) would be more favorable, from a financial point of view, to the holders of our common stock and LLC units than the mergers, taking into account (1) any revisions to the Merger Agreement agreed to by Parent prior to the time of such determination; and (2) those factors and matters deemed relevant in good faith by the OneStream Board (or any committee thereof), which factors shall include the (a) identity of the person making the proposal, (b) likelihood of consummation in accordance with the terms of such acquisition proposal and (c) legal, financial (including the financing terms), regulatory, timing and other aspects of such acquisition proposal. For purposes of the reference to an “acquisition proposal” in this definition, all references to “20 percent” in the definition of “acquisition transaction” will be deemed to be references to “50 percent.”

No Board Recommendation Change

The OneStream Board recommended that the holders of shares of our common stock vote “FOR” the adoption of the Merger Agreement. Following the delivery of the stockholder written consent, which occurred on January 6, 2026, the Merger Agreement provides that the OneStream Board may not withdraw its recommendation that the holders of shares of our common stock adopt the Merger Agreement or take certain similar actions.

Prior to the delivery of the stockholder written consent, the OneStream Board was permitted to effect a recommendation change with respect to the Merger Agreement and the mergers under certain circumstances.

Employee Benefits

From and after the effective time of the mergers, the surviving entities and their subsidiaries will (and Parent will cause the surviving entities and their subsidiaries to) honor all OneStream compensation and benefit arrangements in accordance with their terms as in effect immediately prior to the effective time of the mergers, provided that the surviving entities and their subsidiaries are not prohibited from amending or terminating any such arrangements in accordance with their terms or if otherwise required pursuant to applicable law.

The surviving entities or one of their subsidiaries will (and Parent will cause the surviving entities and their subsidiaries to) continue the employment of all employees of OneStream and its subsidiaries as of the effective time of the mergers by taking any actions required by applicable law. For a period of one year following the effective time of the mergers, the surviving entities and their subsidiaries will (and Parent will cause the surviving entities and their subsidiaries to) either (i) maintain for the benefit of each continuing employee the OneStream benefit plans and any other employee benefit plans or other compensation and severance agreements, arrangements, policies, practices or guidelines (other than the opportunity to participate in equity-based benefits) of the surviving entities or any of their subsidiaries on terms and conditions that are no less favorable in the aggregate than those in effect at OneStream or its subsidiaries on the date of the Merger Agreement; or (ii) provide each continuing employee with (A) base salary or hourly wage rate and annual target cash incentive compensation opportunities that, each taken individually, are no less favorable than those provided to such continuing employee immediately prior to the effective time of the mergers; (B) severance benefits that are no less favorable in the aggregate than those available pursuant to the arrangement, policies, practices or guidelines of OneStream or its subsidiaries that are applicable to such continuing employee immediately prior to the effective time of the mergers; and (C) employee benefits (excluding any equity or equity-based awards, long-term incentive arrangements, defined benefit pension benefits and retiree health and welfare benefits) that are no less favorable in the aggregate than those provided to such continuing employee immediately prior to the effective time of the mergers.

At or after the effective time of the mergers, Parent will, or will cause the surviving entities and their subsidiaries to, use reasonable best efforts to cause to be granted to the continuing employees credit for all services with OneStream and its subsidiaries prior to the effective time of the mergers, for purposes of eligibility to participate, vesting and entitlement to benefits where length of service is relevant (including for purposes of vacation accrual and severance pay entitlement), except that such service need not be credited to the extent that it would result in duplication of coverage or benefits and to the extent that it relates to any defined benefit pension plan or eligibility for retiree health and welfare benefits. In addition, for purposes of any “employee benefit plan” (as such term is defined by Section 3(3) of the Employee Retirement Income Security Act of 1974) maintained by Parent and its subsidiaries and any vacation, sick, paid time off, severance pay plan, program or arrangement offered by Parent or any of its subsidiaries, as applicable (which we refer to as a “Parent benefit plan”), Parent will, or will cause the surviving entities and their subsidiaries to, use reasonable best efforts to (i) cause all waiting periods, pre-existing conditions or limitations, physical examination requirements, evidence of insurability requirements and actively-at-work or similar requirements of such Parent benefit plan to be waived for such continuing employee and his or her covered dependents during the portion of the plan year of the comparable OneStream benefit plan in which such continuing employee participates immediately prior to the effective time of the mergers ending on the date that such continuing employee’s participation in the corresponding Parent benefit plan begins to be given full credit pursuant to such Parent benefit plan for purposes of satisfying all deductible, co-payments, coinsurance, offset and maximum out-of-pocket requirements applicable to such continuing employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such Parent benefit plan; (ii) credit the accounts of such continuing employee pursuant to any Parent benefit plan that is a flexible spending plan with any unused balance in the account of such continuing employee; and (iii) ensure any vacation or paid time off accrued but unused by a continuing employee as of immediately prior to the effective time of the mergers will be credited to such continuing employee following the effective time of the mergers, will not be subject to accrual limits or other forfeiture, and will not limit future accruals.

The Merger Agreement does not (i) guarantee employment for any period of time for, or preclude the ability of Parent, the surviving entities or any of their respective subsidiaries to terminate any continuing employee for any reason; (ii) subject to the limitations and requirements described above, require Parent, the surviving entities or any of their respective subsidiaries to maintain or continue any OneStream compensation or benefits arrangement or prevent the amendment, modification, suspension or termination of any OneStream compensation or benefits arrangements after the effective time of the mergers; (iii) create any third-party beneficiary rights in any person; or (iv) constitute an amendment of, or undertaking to amend, any OneStream compensation or benefits arrangement.

Efforts to Close the Mergers

HSR Act; Other Antitrust Laws; Investment Screening Laws

OneStream and Parent each filed or caused to be filed the requisite notification forms under the HSR Act with the FTC and the Antitrust Division of the DOJ on February 3, 2026.

OneStream, OneStream LLC, Parent, Merger Sub I and Merger Sub II has each agreed to use its respective reasonable best efforts to promptly file any other mandatory pre-merger of post-merger notification filings, forms or submissions with any governmental authority pursuant to other applicable antitrust laws or applicable investment screening laws. OneStream and Parent have each agreed to (and to cause their respective representatives to): (1) cooperate and coordinate with the other in making such filings; (2) use reasonable best efforts to supply the other with any information that may be required in order to make such filings; (3) use reasonable best efforts to supply (or cause the other to be supplied with) any additional information that reasonably may be required or requested by the FTC, the DOJ, or the governmental authorities of any other applicable jurisdiction in which any filing is made; and (4) use reasonable best efforts to take all action necessary to, as soon as practicable, (a) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other antitrust laws or investment screening laws applicable to the mergers and (b) obtain any required consents pursuant to any antitrust laws or investment screening laws applicable to the mergers.

If and to the extent necessary to obtain clearances, consents, approvals, waivers, actions, waiting period expirations or terminations, non-actions, or other authorizations pursuant to applicable antitrust laws and investment screening laws to avoid or eliminate any impediment under antitrust laws or investment screening laws applicable to the mergers so as to allow the consummation of the mergers as promptly as practicable, each of Parent, Merger Sub I and Merger Sub II will (and will cause each of its respective affiliates (other than other Hg portfolio companies)), as applicable, to): (1) offer, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, (a) the sale, divestiture, license or other disposition of any and all of the capital stock or other equity or voting interests, assets (whether tangible or intangible), rights, products or businesses of Parent, Merger Sub I and Merger Sub II, on the one hand, and OneStream and its subsidiaries, on the other hand; (b) the termination, modification or assignment of existing relationships, joint ventures, contracts or obligations of Parent, Merger Sub I and Merger Sub II, on the one hand, and OneStream, OneStream LLC and their subsidiaries, on the other hand; or (c) the modification of any course of conduct regarding future operations, or any other restrictions on the activities of Parent, Merger Sub I and Merger Sub II, on the one hand, and OneStream and its subsidiaries, on the other hand; and (2) contest and oppose any request for the entry of, and seek to have vacated or terminated, any decision, order, judgment or ruling of any governmental authority that would challenge, contest or delay the consummation of the mergers or the receipt of any required consents or other authorizations applicable to the mergers.

Equity Financing

Each of Parent, Merger Sub I and Merger Sub II have agreed to take (or cause to be taken) all actions and do (or cause to be done) all things necessary, proper and advisable to obtain equity financing on the terms and conditions described in the Equity Commitment Letter (which we refer to as the “equity financing”), including by:

•	maintaining in effect the Equity Commitment Letter in accordance with the terms and subject to the conditions thereof;

•	complying with its obligations under the Equity Commitment Letter;

•	satisfying on a timely basis the conditions to funding the equity financing in the Equity Commitment Letter, if any, that are within its control;

•

consummating the equity financing at or prior to the closing of the mergers, including causing the applicable parties to the Equity Commitment Letter to fund the equity financing at the closing of the mergers (or, with respect to the funding of monetary damages or other amounts payable by Parent, Merger Sub I and Merger Sub II to OneStream and OneStream LLC following the termination of the Merger Agreement, on or after the termination of the Merger Agreement); and

•

enforcing its rights pursuant to the Equity Commitment Letter, including by bringing a legal proceeding for specific performance to consummate the equity financing, pursuant to the Equity Commitment Letter.

Indemnification and Insurance

The Merger Agreement provides that the surviving entities and their respective subsidiaries will (and Parent will cause the surviving entities to), honor and fulfill, in all respects, the respective obligations of OneStream and its subsidiaries pursuant to the indemnification, exculpation and advancement of expenses provisions of any of the certificates of incorporation, bylaws and other similar organizational documents of OneStream and its subsidiaries as in effect on the date of the Merger Agreement and pursuant to any indemnification agreement (including any indemnification priority agreement) between OneStream and its subsidiaries, on the one hand, and any of their respective current or former directors, officers or members (and any person who becomes a director, officer or member of OneStream or its subsidiaries prior to the effective time of the mergers), on the other hand (which we refer to, collectively, as the “indemnified persons,” and such agreements, the “indemnification agreements”). In addition, under the Merger Agreement, during the period commencing at the effective time of the mergers and ending on the sixth anniversary thereof (we refer to such period as the “indemnification period”), the surviving entities and their subsidiaries will (and Parent will cause the surviving entities and their subsidiaries to) cause the certificates of incorporation, bylaws and other similar organizational documents of the surviving entities and their subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in the organizational documents of OneStream and its subsidiaries as of date of the Merger Agreement. During such six-year period or such period in which an indemnified person is asserting a claim for indemnification pursuant to the Merger Agreement, whichever is longer, such provisions may not be repealed, amended or otherwise modified in any manner except as required by applicable law.

The Merger Agreement also provides that, during the indemnification period, the surviving entities will (and Parent will cause the surviving entities to) indemnify and hold harmless, to the fullest extent permitted by applicable law and pursuant to the indemnification agreements, each indemnified person from and against any reasonable and documented out-of-pocket costs, fees and expenses (including reasonable attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any legal proceeding, whether civil, criminal, administrative or investigative, to the extent that such legal proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, to (i) any action or omission, or alleged action or omission, in such indemnified person’s capacity as a director, officer, or agent of OneStream or its subsidiaries that occurred prior to the effective time of the mergers; or (ii) the mergers, as well as any actions taken by the parties, their respective related parties or the debt financing sources with respect to the mergers or the transactions leading up to or resulting in the mergers (including any disposition of assets of the surviving entities or any of their subsidiaries that is alleged to have rendered the surviving entities or their subsidiaries insolvent). If at any time in the indemnification period, an indemnified person delivers to Parent a written notice asserting a claim for indemnification pursuant to the Merger Agreement, then the claim asserted in such notice will survive the sixth anniversary of the effective time of the mergers until such claim is fully and finally resolved.

Additionally, the Merger Agreement provides that, during the indemnification period, the surviving entities will (and Parent will cause them to) maintain in effect OneStream’s current directors’ and officers’ liability insurance as of the date of the Merger Agreement, in respect of acts or omissions occurring at or prior to the effective time of the mergers on terms (including with respect to coverage, conditions, retentions, limits and amounts) that are equivalent to those of existing policies, subject to a cap on annual premiums in excess of 300 percent of the amount paid by OneStream for its last full fiscal year.

Prior to the effective time of the mergers, in lieu of maintaining OneStream’s existing director and officer indemnification and insurance coverage, OneStream may purchase a prepaid six-year “tail” policy with respect to its directors’ and officers’ liability insurance from an insurance carrier with the same or a better credit rating as its current carrier, subject to the cap described in the preceding paragraph. Under the Merger Agreement, the surviving entities would be required to (and Parent would be required to cause the surviving entities to) maintain such tail policy in full force and effect and continue to honor its obligations thereunder for so long as the tail policy is in full force and effect.

For more information, see the section of this information statement captioned “The Mergers—Interests of OneStream’s Directors and Executive Officers in the Mergers.”

Conditions to the Closing of the Mergers

The respective obligations of the parties to consummate the mergers are subject to the satisfaction or waiver at or prior to the LLC merger effective time of certain conditions, including:

•	the requisite stockholder approval to adopt the Merger Agreement (which was satisfied by the delivery of the stockholder written consent);

•	the distribution of this information statement to our stockholders entitled to certain notices under the DGCL, and at least 20 days have elapsed from the date of such distribution;

•

the expiration or termination of the waiting periods, if any, applicable to the mergers pursuant to the HSR Act and all requisite consents, approvals, clearances and filings pursuant to certain non-U.S. antitrust and investment screening laws have been obtained or made; and

•

the absence of any order issued by a court of competent jurisdiction or law enacted by a governmental authority that would materially restrain or materially impair the consummation of the mergers (which we refer to as a “restraint”).

In addition, the obligations of Parent, Merger Sub I and Merger Sub II to consummate the mergers are subject to the satisfaction or waiver at or prior to the LLC merger effective time of each of the following additional conditions, any of which may be waived exclusively by Parent:

•

the accuracy of the representations and warranties of OneStream and OneStream LLC set forth in the Merger Agreement as of the closing date of the mergers (or, if applicable, the date in respect of which such representation or warranty was expressly made), in each case, subject to applicable materiality or other qualifiers;

•

OneStream and OneStream LLC having performed in all material respects all covenants in the Merger Agreement required to be performed by OneStream and OneStream LLC at or prior to the closing of the mergers;

•	receipt by Parent, Merger Sub I and Merger Sub II of a customary closing certificate of OneStream and OneStream LLC; and

•	no Company Material Adverse Effect having occurred after the date of the Merger Agreement.

In addition, the obligations of OneStream and OneStream LLC to consummate the mergers are subject to the satisfaction or waiver at or prior to the LLC merger effective time of each of the following additional conditions, any of which may be waived exclusively by OneStream:

•

the accuracy of the representations and warranties of Parent, Merger Sub I and Merger Sub II set forth in the Merger Agreement, as of the closing date of the mergers (or, if applicable, the date in respect of which such representation or warranty was expressly made), in each case, subject to applicable materiality or other qualifiers;

•

Parent, Merger Sub I and Merger Sub II having performed in all material respects all covenants in the Merger Agreement required to be performed by Parent, Merger Sub I and Merger Sub II at or prior to the closing of the mergers; and

•	the receipt by OneStream and OneStream LLC of a customary closing certificate of Parent, Merger Sub I and Merger Sub II.

Termination of the Merger Agreement

The Merger Agreement may be terminated at any time prior to the LLC merger effective time in the following circumstances:

•	by mutual written agreement of Parent (on behalf of itself, Merger Sub I and Merger Sub II) and OneStream (on behalf of itself and OneStream LLC);

•	by either Parent (on behalf of itself, Merger Sub I and Merger Sub II) or OneStream (on behalf of itself and OneStream LLC) if:

•

a restraint has become final and non-appealable, except that the right to terminate the Merger Agreement will not be available to any party that has failed to comply with the terms of the Merger Agreement to prevent or remove such restraint; or

•

the closing of the mergers has not occurred by October 6, 2026, except that if as of the termination date (1) all the conditions to the closing of the mergers, other than receipt of certain regulatory approvals and the absence of restrains, have been satisfied or waived or (2) the closing of the mergers would occur within three business days after October 6, 2026, then the termination date will automatically be extended to April 6, 2027 (subject to additional adjustments under the Merger Agreement, including relating to (x) government shutdowns or (y) a party’s noncompliance with the Merger Agreement or legal proceedings between the parties).

•	by Parent (on behalf of itself, Merger Sub I and Merger Sub II) if:

•

the stockholder written consent was not executed and delivered within 24 hours of the execution of the Merger Agreement, or the OneStream Board effected a recommendation change with respect to the Merger Agreement and the mergers prior to the delivery of the stockholder written consent (which conditions are no longer applicable following the delivery of the stockholder written consent on the date of the Merger Agreement); or

•

OneStream has breached or failed to perform in any material respect its representations, warranties or covenants under the Merger Agreement resulting in the failure of the closing conditions described above.

•	by OneStream if:

•

Parent, Merger Sub I or Merger Sub II have breached or failed to perform in any material respect their representations, warranties or covenants under the Merger Agreement resulting in the failure of the closing conditions described above;

•

prior to the execution and delivery of the stockholder written consent, OneStream has received and accepted a superior proposal in compliance with the Merger Agreement (which condition is no longer applicable following the delivery of the stockholder written consent on the date of the Merger Agreement); or

•

(1) all of the closing conditions described above have been satisfied (or would be satisfied at the closing of the mergers) or waived; (2) Parent, Merger Sub I and Merger Sub II fail to consummate the closing of the mergers when required to do so pursuant to the Merger Agreement; (3) OneStream has notified Parent in writing that if Parent performs its obligations under the Merger Agreement and the equity financing is funded pursuant to the terms of the Equity Commitment Letter, then OneStream stands ready, willing and able to consummate, and will consummate, the closing of the mergers; (4) OneStream gives Parent written notice stating OneStream’s intention to terminate the Merger Agreement at least two business days prior to such termination; and (5) the closing of the mergers has not been consummated by the end of such two business day period.

In the event that the Merger Agreement is validly terminated pursuant to the termination rights described above, the Merger Agreement will be of no further force or effect without liability of any party (or of any direct or indirect equity holder, controlling person, partner, member, manager, stockholder, director, officer, employee, affiliate, agent or other representative of such party) to the other, as applicable, subject to specific exceptions in the Merger Agreement (including in connection with Parent’s obligation to cause the consummation of the equity financing and Parent’s reimbursement obligations to OneStream under certain circumstances relating to debt financing). Notwithstanding the previous sentence, the Merger Agreement will not relieve any party from any liability for any intentional common law fraud in the making of its representations or warranties in the Merger Agreement or any willful breach of the Merger Agreement prior to its termination. Further, no termination of the Merger Agreement will affect the rights or obligations of any party pursuant to the confidentiality agreement between the parties or the Equity Commitment Letter, which rights, obligations and agreements will survive the termination of the Merger Agreement in accordance with their respective terms.

Termination Fee and Remedies

The Merger Agreement provides that, upon the valid termination of the Merger Agreement under specified circumstances, OneStream and OneStream LLC must pay Parent (or its designee) a termination fee of $207 million (which we refer to as the “termination fee”). Specifically, the termination fee will be payable if:

•

(1) the Merger Agreement is terminated by Parent after OneStream has breached or failed to perform in any material respect its representations, warranties or covenants under the Merger Agreement resulting in the failure of the closing conditions described above; (2) the closing conditions relating to antitrust laws, investment screening laws and the absence of a restraint have been satisfied; (3) prior to the termination of the Merger Agreement, an acquisition proposal has been made to OneStream or the OneStream Board and has not been withdrawn; and (4) within one year of the termination of the Merger Agreement, either an acquisition transaction is consummated or OneStream or OneStream LLC enters into a definitive agreement providing for the consummation of an acquisition transaction (subject to all references to “20 percent” in the definition of acquisition transaction being replaced by references to “50.1 percent”); or

•

certain other circumstances have occurred involving OneStream’s failure to deliver the stockholder written consent (which conditions are no longer applicable following the delivery of the stockholder written consent on the date of the Merger Agreement).

The Merger Agreement also provides that OneStream and OneStream LLC, on the one hand, or Parent, Merger Sub I and Merger Sub II, on the other hand, may specifically enforce the obligations under the Merger Agreement and the Equity Commitment Letter.

Fees and Expenses

Except in specified circumstances described in the Merger Agreement, whether or not the mergers are completed, OneStream and OneStream LLC, on the one hand, and Parent, Merger Sub I and Merger Sub II, on the other hand, are each responsible for paying their respective costs and expenses incurred in connection with the Merger Agreement and the mergers.

No Third-Party Beneficiaries

The Merger Agreement is binding upon and inures solely to the benefit of each party thereto and subject to the terms of the Merger Agreement, and nothing in the Merger Agreement, express or implied, is intended to or will confer upon any other person any rights or remedies, except: (1) indemnified persons in accordance with the Merger Agreement; (2) if a court of competent jurisdiction has declined to grant specific performance and has instead granted an award of damages, then, OneStream may enforce such award and seek additional damages on behalf of the holders of shares of our common stock, LLC units and our equity-based awards; (3) if Parent, Merger Sub I and Merger Sub II wrongfully terminate or willfully breach the Merger Agreement, then, OneStream and OneStream LLC may seek damages and other relief (including equitable relief) on behalf of the holders of shares of our common stock, LLC units and our equity-based awards; (4) from and after the effective time of the mergers, in connection with the rights of the holders of shares of our common stock, LLC units and our equity-based awards to receive consideration in accordance with the Merger Agreement; and (5)  debt financing sources, if applicable, in accordance with the Merger Agreement.

Amendment, Extension and Waiver

Subject to applicable law and the terms of the Merger Agreement (including with respect to debt financing sources, as applicable), the Merger Agreement may be amended by the parties at any time by execution of an instrument in writing signed on behalf of each Parent, Merger Sub I, Merger Sub II, OneStream and OneStream LLC (pursuant to authorized action by the OneStream Board (or a committee thereof)) prior to the closing of the mergers. However, no amendment that requires approval by such stockholders pursuant to the DGCL may be made without such approval.

At any time and from time to time prior to the LLC merger effective time, any party may, to the extent legally allowed and except as specified in the Merger Agreement, (1) extend the time for the performance of any of the covenants, obligations or other acts of the other parties; (2) waive any inaccuracies in the representations and warranties made to such party in the Merger Agreement; and (3) waive compliance with any of the agreements or conditions for the benefit of such party contained in the Merger Agreement (subject to compliance with applicable law). Any agreement by a party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such party. Any delay in exercising any right pursuant to the Merger Agreement will not constitute a waiver of such right.

Governing Law and Venue

The Merger Agreement is governed by and construed in accordance with the laws of the State of Delaware. Subject to certain exceptions for debt financing sources, as applicable, set forth in the Merger Agreement, the venue for disputes relating to the Merger Agreement is the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware, or, to the extent that the Delaware Court of Chancery does not have jurisdiction, the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware, then any Delaware state court.

Waiver of Jury Trial

Each of the parties has irrevocably and unconditionally waived any and all right to trial by jury in any action arising out of or relating to the Merger Agreement, the mergers, the Equity Commitment Letter, the equity financing or debt financing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of January 23, 2026, by:

•	each of our named executive officers;

•	each of our directors;

•	all of our current executive officers and directors as a group; and

•	each person known by us to be the beneficial owner of more than five percent of any class of our voting securities.

The amounts and percentages of Class A common stock, Class C common stock and Class D common stock beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is considered to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security and under these rules, more than one person may be considered to be a beneficial owner of the same securities. We have based our calculations of percentages of beneficial ownership on (1) 95,446,407 shares of our Class A common stock, (2) 55,694,730 of our Class C common stock and (3) 94,533,081 shares of our Class D common stock outstanding as of January 23, 2026. There are no outstanding shares of our Class B common stock as of January 23, 2026. We have deemed shares of our Class A common stock subject to stock options that are currently exercisable or exercisable within 60 days of January 23, 2026 assuming continued service through that period or issuable pursuant to RSUs which are subject to vesting and settlement conditions expected to occur within 60 days of January 23, 2026 assuming continued service through that period to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person, and we did not deem these shares to be outstanding or beneficially owned for the purpose of the calculation of percentage of votes (record date outstanding shares) in the table below. Unless otherwise indicated, the address of each beneficial owner is c/o OneStream, Inc., 191 N. Chester Street, Birmingham, Michigan 48009.

Name of Beneficial Owner	Class A Common Stock			Class C Common Stock			Class D Common Stock		% of Total Voting Power†
	Number	%		Number	%		Number	%
Greater than 5% Stockholders:
Entities affiliated with KKR(1)	—	—		45,795,416	82.2%		48,724,816	51.5%	59.2%
Entities affiliated with Kayne Anderson Rudnick Investment Management, LLC(2)	6,211,980	6.5%		—	—		—	—	*
Robert Powers(3)	182,468		*	125,088		*	11,163,777	11.8%	7.1%
Midwest Fish Holdings LLC(4)	—	—		2,790,212	5.0%		—	—	1.7%
The Vanguard Group(5)	7,819,431	8.2%		—	—		—	—	*
Norges Bank(6)	5,974,029	6.3%		—	—		—	—	*
Named Executive Officers and Directors:
Thomas Shea(7)	1,742,391	1.8%		325,232		*	16,169,854	17.1%	10.4%
Craig Colby(8)	936,035		*	—	—		8,092,200	8.6%	5.1%
William Koefoed(9)	922,075		*	1,446,049	2.6%		—	—	*
Bradley Brown	—	—		—	—		—	—	—
Michael Burkland(10)	113,471		*	486,057		*	—	—	*
John Kinzer(11)	128,084		*	270,997		*	—	—	*
Jonathan Mariner(12)	72,471		*	247,000		*	—	—	*
General (Ret.) David H. Petraeus	—	—		—	—		—	—	—
David Welsh	—	—		—	—		—	—	—
Kara Wilson(13)	72,471		*	293,411		*	—	—	*
Kenneth Hohenstein(14)	1,927,730	2.0%		464,002		*	—	—	*
Baskar Sridharan	—	—		—	—		—	—	—
All directors and executive officers as a group (11 persons)(15)	4,326,755	4.5%		2,086,699	3.7%		16,169,854	17.1%	10.4%

*	Represents less than 1%.
†

Represents the voting power with respect to all shares of our Class A common stock, Class C common stock and Class D common stock, voting together as a single series. Each share of Class A common stock is entitled to one vote per share, each share of Class C common stock is entitled to ten votes per share and each share of Class D common stock is entitled to ten votes per share. The Class A common stock, Class C common stock and Class D common stock will generally vote together on all matters (including the election of directors) submitted to a vote of our stockholders. However, in the event of a proposed amendment to our certificate of incorporation that would change the powers, preferences or special rights of one or more of our series of common stock so as to affect those powers, preferences or special rights adversely, but would not affect the entire class, then only the shares of the series of common stock so affected by the amendment will be considered a separate class for purposes of the class vote of the holders of common stock required by Delaware law.

(1)

Consists of (a) 45,795,416 shares of Class C common stock held by KKR Dream Holdings LLC; (b) 26,227,899 shares of Class D common stock held by KKR Americas XII (Dream) Blocker Parent L.P.; (c) 3,261,412 shares of Class D common stock held by KKR Americas XII EEA (Dream) Blocker Parent L.P.; (d) 86,801 shares of Class D common stock held by KKR Americas XII (Dream II) Blocker Parent L.P., (e) 2,197,087 shares of Class D common stock held by KKR Wolverine I Ltd.; (f) 1,560,909 shares of Class D common stock held by KKR TFO Partners L.P.; (g) 757,590 shares of Class D common stock held by KKR Custom Equity Opportunities Fund L.P.; (h) 5,303,124 shares of Class D common stock held by KKR-Milton Strategic Partners L.P.; (i) 7,125,659 shares of Class D common stock held by KKR NGT (Dream) Blocker Parent L.P.; (j) 1,067,910 shares of Class D common stock held by KKR NGT (Dream) Blocker Parent (EEA) L.P.; and (k) 1,136,425 shares of Class D common stock held by K-PRIME AG

Financing LP. Each of KKR Dream Aggregator L.P. (as the sole member of KKR Dream Holdings LLC); KKR Dream Aggregator GP LLC (as the general partner of KKR Dream Aggregator L.P.); KKR Americas Fund XII (Dream) L.P. (as the sole member of KKR Dream Aggregator GP LLC); KKR Associates Americas XII AIV L.P. (as the general partner of each of KKR Americas Fund XII (Dream) L.P., KKR Americas XII (Dream) Blocker Parent L.P., KKR Americas XII EEA (Dream) Blocker Parent L.P., and KKR Americas XII (Dream II) Blocker Parent L.P.); KKR Americas XII AIV GP LLC (as the general partner of KKR Associates Americas XII AIV L.P.); KKR Associates TFO L.P. (as the general partner of KKR TFO Partners L.P.); KKR TFO GP Limited (as the general partner of KKR Associates TFO L.P.); KKR Associates Custom Equity Opportunities L.P. (as the general partner of KKR Custom Equity Opportunities Fund L.P.); KKR Custom Equity Opportunities Limited (as the general partner of KKR Associates Custom Equity Opportunities L.P.); KKR Associates Milton Strategic L.P. (as the general partner of KKR-Milton Strategic Partners L.P.); KKR Milton Strategic Limited (as the general partner of KKR Associates Milton Strategic L.P.); KKR Associates NGT L.P. (as the general partner of KKR NGT (Dream) Blocker Parent L.P. and KKR NGT (Dream) Blocker Parent (EEA) L.P.); KKR Next Gen Tech Growth Limited (as the general partner of KKR Associates NGT L.P.); KKR Financial Management LLC (as the portfolio manager of KKR Wolverine I Ltd.); Kohlberg Kravis Roberts & Co. L.P. (as the sole member of KKR Financial Management LLC); KKR & Co. GP LLC (as the general partner of Kohlberg Kravis Roberts & Co. L.P.); KKR Holdco LLC (as the sole member of KKR & Co. GP LLC); K-PRIME Hedge-Finance GP Limited (as the general partner of K-PRIME AG Financing LP); K-PRIME Aggregator L.P. (as the sole shareholder of K-PRIME Hedge-Finance GP Limited); K-PRIME GP LLC (as the general partner of K-PRIME Aggregator L.P.); KKR Associates Group L.P. (as the sole member of K-PRIME GP LLC); KKR Associates Group GP LLC (as the general partner of KKR Associates Group L.P.); KKR Group Partnership L.P. (as the sole member of each of KKR Americas XII AIV GP LLC, KKR Holdco LLC, and KKR Associates Group GP LLC, and the sole shareholder of each of KKR TFO GP Limited, KKR Custom Equity Opportunities Limited, KKR Milton Strategic Limited, and KKR Next Gen Tech Growth Limited); KKR Group Holdings Corp. (as the general partner of KKR Group Partnership L.P.); KKR Group Co. Inc. (as the sole shareholder of KKR Group Holdings Corp.); KKR & Co. Inc. (as the sole shareholder of KKR Group Co. Inc.); KKR Management LLP (as the Series I preferred stockholder of KKR & Co. Inc.); and Messrs. Henry R. Kravis and George R. Roberts (as the founding partners of KKR Management LLP) may also be deemed to be the beneficial owners having shared voting power and shared investment power over the securities described in this footnote; however, each disclaims beneficial ownership of such securities. The principal business address of each of the entities identified in this footnote is 30 Hudson Yards, New York, NY 10001. The principal business address for Mr. Kravis is c/o Kohlberg Kravis Roberts & Co. L.P., 30 Hudson Yards, New York, NY 10001. The principal business address of Mr. Roberts is c/o Kohlberg Kravis Roberts & Co. L.P., 2800 Sand Hill Road, Suite 200, Menlo Park, CA 94025.
(2)

Based on a Schedule 13G filed on November 13, 2025, consists of 6,211,980 shares of Class A common stock beneficially owned by Kayne Anderson Rudnick Investment Management, LLC, inclusive of 4,240,709 shares of Class A common stock beneficially owned by Virtus Investment Advisers, Inc., which is in turn inclusive of 4,101,675 shares of Class A common stock beneficially owned by Virtus Equity Trust on behalf of Virtus KAR Small Cap Growth Fund, in each case as of September 30, 2025. The address for Kayne Anderson Rudnick Investment Management, LLC is 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067, the address for Virtus Investment Advisers, Inc. is One Financial Plaza, Hartford, CT 06103 and the address for Virtus Equity Trust on behalf of Virtus KAR Small Cap Growth Fund is 101 Munson Street, Greenfield, MA 01301.

(3)

Consists of (a) 1,904 shares of Class A common stock and 9,069,398 shares of Class D common stock held by Mr. Powers; (b) 125,088 shares of Class C common stock held by Powers OS Holdings, Inc., or Powers OS Holdings; (c) 2,094,379 shares of Class D common stock held by the Powers 2020 Gift Trust, or the Powers Gift Trust; (d) 178,025 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of January 23, 2026; and (e) 2,539 shares of Class A common stock issuable upon the vesting of RSUs within 60 days of January 23, 2026. Powers OS Holdings is a subchapter S corporation controlled by Mr. Powers who has sole voting and dispositive power over the shares held by it. Mr. Powers serves as the protector for the Powers Gift Trust and Mr. Powers’ spouse serves as the investment director and distribution director for the Powers Gift Trust. By virtue of his relationship, Mr. Powers may be deemed to hold voting and dispositive power with respect to the shares held by the Powers Gift Trust. Pursuant to the terms of a conversion restriction agreement entered into by and between Mr. Powers and OneStream, Inc., Mr. Powers is restricted from converting shares of Class D common stock beneficially owned by him to the extent such conversion would result in Mr. Powers beneficially owning more than 4.99% in the aggregate of our then-outstanding shares of Class A common stock. This limitation may be increased to 9.99% at Mr. Powers’ option upon 61 days’ notice to OneStream, Inc.
(4)

Consists of 2,790,212 shares of Class C common stock held by Midwest Fish Holdings LLC, or Midwest Fish Holdings. Abram Gordon is the sole member of the Board of Managers of Midwest Fish Holdings and, as a result, may be deemed to hold voting and dispositive power with respect to the shares held by it. The mailing address for the entity and persons is 27777 Franklin Road, Suite 2500, Southfield, MI 48034. Mr. Gordon’s interest in such securities is limited to the extent of his pecuniary interest therein.

(5)

Based on a Schedule 13G filed on July 7, 2025, consists of 7,819,431 shares of Class A common stock held by The Vanguard Group as of June 30, 2025. The address for this entity is 100 Vanguard Blvd., Malvern, PA 19355.

(6)

Based on a Schedule 13G filed on January 26, 2026, consists of 5,974,029 shares of Class A common stock held by Norges Bank as of December 31, 2025. The address for this entity is Bankplassen 2, PO Box 1179 Sentrum, Oslo, NO-0107, Oslo, Norway.

(7)

Consists of (a) 325,232 shares of Class C common stock held by TSICU Corp., or TSICU; (b) 3,894,049 shares of Class D common stock held of record by Mr. Shea; (c) 7,525,803 shares of Class D common stock held by the Shea Family Trust dated December 25, 2019, or the 2019 Shea Family Trust; (d) 4,750,002 shares of Class D common stock held by the Thomas A. Shea 2020 Annuity Trust dated December 23, 2020, or the 2020 Shea Annuity Trust, or collectively with the 2019 Shea Family Trust, the Shea Family Trusts; (e) 57,617 shares of Class A common stock held by Mr. Shea; (f) 1,653,110 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of January 23, 2026; and (g) 31,664 shares of Class A common stock issuable upon the vesting of RSUs within 60 days of January 23, 2026. TSICU is a subchapter S corporation controlled by Mr. Shea who has sole voting and dispositive power over the shares held by it. Mr. Shea’s spouse serves as the co-trustee for the Shea Family Trust and as the trustee for the 2020 Shea Annuity Trust. By virtue of his relationship, Mr. Shea may be deemed to share voting and dispositive power with respect to the shares held by the Shea Family Trusts.

(8)

Consists of (a) 175,125 shares of Class A common stock held by CCICU Corp., or CCICU; (b) 388,025 shares of Class A common stock and 6,461,697 shares of Class D common stock held of record by Mr. Colby; (c) 3,000 shares of Class A common stock and 1,630,503 shares of Class D common stock held by the Trust for Jake A. Colby and Descendants dated December 28, 2019, or the Jake Colby Trust; (d) 356,187 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of January 23, 2026; and (e) 13,698 shares of Class A common stock issuable upon the vesting of RSUs within 60 days of January 23, 2026. CCICU is a subchapter S corporation controlled by Mr. Colby who has sole voting and dispositive power over the shares held by it. Mr. Colby serves as the investment trustee for the Jake Colby Trust. As investment trustee, Mr. Colby may be deemed to hold voting and dispositive power with respect to the shares held by the Jake Colby Trust.

(9)

Consists of (a) 1,270,924 shares of Class C common stock held by Blazing Elk Management I, Inc., or Blazing Elk Management I; (b) 175,125 shares of Class C common stock held by Blazing Elk Management II, Inc., or Blazing Elk Management II, or collectively with Blazing Elk Management I, the Blazing Elk Management Entities; (c) 906,219 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of January 23, 2026; and (d) 15,856 shares of Class A common stock issuable upon the vesting of RSUs within 60 days of January 23, 2026. The Blazing Elk Management Entities are subchapter S corporations controlled by Mr. Koefoed who has sole voting and dispositive power over the shares held by them.

(10)

Consists of (a) 486,057 shares of Class C common stock held by the Burkland Family Trust dated January 28, 1997, or the Burkland Family Trust, and (b) 113,471 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of January 23, 2026. By virtue of his relationship, Mr. Burkland may be deemed to hold voting and dispositive power with respect to the shares held by the Burkland Family Trust.

(11)

Consists of (a) 30,000 shares of Class A common stock and 270,997 shares of Class C common stock held by the John E. Kinzer Trust and (b) 98,084 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of January 23, 2026. Mr. Kinzer has sole voting and dispositive power over the shares held by the John E. Kinzer Trust.

(12)

Consists of (a) 206,949 shares of Class C common stock held by Mr. Mariner; (b) 40,051 shares of Class C common stock held by the Jonathan D. Mariner Revocable Trust, or the Mariner Revocable Trust; and (c) 72,471 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of January 23, 2026. By virtue of his relationship, Mr. Mariner may be deemed to hold voting and dispositive power with respect to the shares held by the Mariner Revocable Trust.

(13)

Consists of (a) 293,411 shares of Class C common stock held by Ms. Wilson, and (b) 72,471 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of January 23, 2026.

(14)

Consists of (a) 812,890 shares of Class A common stock held by Mr. Hohenstein; (b) 464,002 shares of Class C common stock held by Caitryan LLC; (c) 790,279 shares of Class A common stock held by the Hohenstein Purple Elephant 2019 Irrevocable Grantor Trust, or the Hohenstein Purple Elephant Trust; (d) 310,863 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of January 23, 2026; and (e) 13,698 shares of Class A common stock issuable upon the vesting of RSUs within 60 days of January 23, 2026. Caitryan LLC is a Georgia limited liability company controlled by Mr. Hohenstein who has sole voting and dispositive power over the shares held by them. By virtue of his relationship, Mr. Hohenstein may be deemed to hold voting and dispositive power with respect to the shares held by the Hohenstein Purple Elephant Trust.

(15)

Includes only current directors and executive officers serving in such capacity as of the date hereof. Includes 2,567,991 shares underlying options to purchase shares of our Class A common stock that are exercisable within 60 days of January 23, 2026 and 65,478 shares of Class A common stock issuable upon the vesting of RSUs within 60 days of January 23, 2026.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly, and current reports, proxy statements and other information with the SEC.

We are incorporating information into this information statement by reference, which means that we are disclosing important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this information statement, except to the extent superseded by information contained in this information statement or by information contained in documents filed with the SEC after the date of this information statement. This information statement incorporates by reference the documents set forth below that have been previously filed with the SEC (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with SEC rules):

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 27, 2025;

•

our Quarterly Reports on Form 10-Q for the period ended March  31, 2025, filed with the SEC on May 8, 2025; for the period ended June  30, 2025, filed with the SEC on August 7, 2025; and for the period ended September  30, 2025, filed with the SEC on November 6, 2025;

•	our definitive proxy statement on Schedule 14A for the 2025 annual meeting of stockholders filed with the SEC on April 8, 2025; and

•	our Current Reports on Form 8-K filed with the SEC on April 8, 2025, May 22, 2025, October 7, 2025, December 2, 2025, January 2, 2026, and January 6, 2026.

Notwithstanding the above, information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this information statement.

We also incorporate by reference into this information statement each additional document that we may file with the SEC under Sections 13(a), 14 or 15(d) of the Exchange Act between the date of this information statement and the earlier of the effective time and the termination of the Merger Agreement. These documents include annual, quarterly, and current reports (other than Current Reports on Form 8-K furnished pursuant to Item 2.02 or Item 7.01 of Form 8-K, including any exhibits included with such information, unless otherwise indicated therein), proxy statements, proxy solicitation materials and other information.

Our SEC filings are made electronically available to the public at the SEC’s website located at www.sec.gov.

You may obtain any of the documents that we file with the SEC, without charge, by requesting them in writing from us at the following address:

OneStream, Inc.

191 N. Chester Street

Birmingham, Michigan 48009

Attn: Investor Relations

If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method. Please note that all of our documents that we file with the SEC are also promptly available through the “SEC Filings” section of our website, www.onestream.com. The information included on our website is not incorporated by reference into this information statement. The website addresses, and the website addresses included in any documents incorporated by reference in this information statement, are not intended to function as hyperlinks, and the information contained on such websites and on the SEC’s website is not incorporated by reference in this information statement and you should not consider it a part of this information statement.

HOUSEHOLDING OF INFORMATION STATEMENT

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive an information statement will receive only one copy of this information statement, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. However, OneStream will deliver promptly upon written or oral request a separate copy of this information statement to a stockholder at a shared address to which a single copy of the information statement was delivered. If you prefer to receive separate copies of the information statement, please contact us at:

OneStream, Inc.

Attn: Investor Relations

191 N. Chester Street

Birmingham, Michigan 48009

Tel: (248) 650-1490

If multiple stockholders sharing an address have received one copy of the information statement or any other corporate mailing and prefer to receive separate copies of future mailings, please contact us as indicated above. If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this information statement, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of the information statement for your household, please contact us as indicated above.

If your shares are held in street name through a broker, bank or other intermediary, please contact your broker, bank or intermediary directly if you have questions, require additional copies of this information statement or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our stock sharing an address.

MISCELLANEOUS

We have supplied all information relating to OneStream, and Parent has supplied, and we have not independently verified, all of the information relating to Parent, the Merger Subs, Hg, General Atlantic and Tidemark contained in this information statement.

WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS INFORMATION STATEMENT. THIS INFORMATION STATEMENT IS DATED   , 2026. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE (OR AS OF AN EARLIER DATE IF SO INDICATED IN THIS INFORMATION STATEMENT), AND THE SENDING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

AGREEMENT AND PLAN OF MERGER

between

ONWARD ACQUIRECO, INC.,

ONWARD MERGER SUB 2, LLC,

ONWARD MERGER SUB, INC.,

ONESTREAM, INC.

and

ONESTREAM SOFTWARE LLC

Dated January 6, 2026

A-i

3.21	Labor Matters	A-45
3.22	Permits	A-46
3.23	Compliance with Laws	A-46
3.24	Legal Proceedings; Orders	A-47
3.25	Insurance	A-47
3.26	Related Person Transactions	A-48
3.27	Brokers	A-48
3.28	Exclusivity of Representations and Warranties	A-48

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE BUYER PARTIES

4.1	Organization; Good Standing	A-49
4.2	Power; Enforceability	A-49
4.3	Non-Contravention	A-49
4.4	Requisite Governmental Approvals	A-50
4.5	Compliance with Laws	A-50
4.6	Legal Proceedings; Orders	A-50
4.7	Ownership of Company Capital Stock	A-50
4.8	Brokers	A-50
4.9	No Parent Vote or Approval Required	A-50
4.10	Financing	A-51
4.11	Absence of Stockholder and Management Arrangements	A-52
4.12	Sanctions	A-53
4.13	ENC-Eligible Buyer	A-53
4.14	Exclusivity of Representations and Warranties	A-53

ARTICLE V

INTERIM OPERATIONS OF THE COMPANY

5.1	Affirmative Covenants	A-54
5.2	Forbearance Covenants	A-54
5.3	Process Related to Affirmative Covenants and Forbearance Covenants	A-57
5.4	Acquisition Proposals	A-57
5.5	No Control of the Other Party’s Business	A-61

ARTICLE VI

ADDITIONAL COVENANTS

6.1	Efforts to Cause the Closing	A-61
6.2	Additional Agreements	A-61
6.3	Regulatory Approvals	A-61
6.4	Stockholder Written Consent; Preparation of Information Statement	A-64
6.5	Equity Financing	A-66
6.6	Debt Financing Cooperation	A-67
6.7	Anti-Takeover Laws	A-70
6.8	Information Access During the Pre-Closing Period	A-70
6.9	Section 16(b) Exemption	A-71
6.10	Directors’ and Officers’ Exculpation, Indemnification and Insurance	A-71
6.11	Employee Matters	A-73
6.12	Covenants of Merger Sub I and Merger Sub II	A-74
6.13	Notification of Certain Matters	A-75
6.14	Public Statements and Disclosure	A-75
6.15	Transaction Litigation	A-76

A-ii

6.16	Stock Exchange Delisting; Deregistration	A-76
6.17	Parent Vote at Merger Sub I and Merger Sub II	A-76
6.18	Conduct of Business by the Buyer Parties	A-76
6.19	Prohibition on Certain Discussions	A-77
6.20	Pay-Off Letters	A-77
6.21	Tax Certificates	A-77
6.22	FedRAMP Matters	A-77
6.23	No Push-Out Election	A-78

ARTICLE VII

CONDITIONS TO THE MERGERS

7.1	Conditions to Each Party’s Obligations to Effect the Mergers	A-78
7.2	Conditions to the Obligations of the Buyer Parties to Effect the Mergers	A-78
7.3	Conditions to the Company’s Obligations to Effect the Mergers	A-79
7.4	Frustration of Closing Conditions	A-79

ARTICLE VIII

TERMINATION

8.1	Termination	A-80
8.2	Manner and Notice of Termination; Effect of Termination	A-81
8.3	Fees and Expenses	A-82

ARTICLE IX

GENERAL PROVISIONS

9.1	Survival of Representations, Warranties and Covenants	A-84
9.2	Notices	A-84
9.3	Amendment	A-85
9.4	Extension; Waiver	A-85
9.5	Assignment	A-85
9.6	Confidentiality	A-85
9.7	Entire Agreement	A-86
9.8	Third-Party Beneficiaries	A-86
9.9	Severability	A-86
9.10	Remedies	A-87
9.11	Governing Law	A-88
9.12	Consent to Jurisdiction	A-88
9.13	WAIVER OF JURY TRIAL	A-89
9.14	Counterparts	A-89
9.15	No Limitation of Representations, Warranties, Covenants or Conditions	A-89
9.16	Non-Recourse	A-89

SCHEDULES

Schedule 8.3(b)	Parent Account Information

EXHIBITS

Exhibit A	Form of Certificate of Incorporation of the Surviving Corporation
Exhibit B	Form of Limited Liability Company Agreement of the Surviving LLC
Exhibit C	Company Stockholder Consent
Exhibit D	Requisite Stockholder Approval Company Stockholders

A-iii

AGREEMENT AND PLAN OF MERGER

This agreement and plan of merger (this “Agreement”) is dated January 6, 2026, and is between Onward AcquireCo, Inc., a Delaware corporation (“Parent”), Onward Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Merger Sub I”), Onward Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub II” and together with Parent and Merger Sub I, the “Buyer Parties”), OneStream, Inc., a Delaware corporation (the “Company”), and OneStream Software LLC, a Delaware limited liability company and subsidiary of the Company (the “Company LLC” and together with the Company, the “Company Parties”). Each of Parent, Merger Sub I, Merger Sub II, the Company and the Company LLC are sometimes referred to as a “Party.” All capitalized terms that are used in this Agreement have the meanings given to them in Article I.

RECITALS

A. Parent desires to acquire the Company on the terms and subject to the conditions set forth in this Agreement.

B. The Company Board has (i) determined that this Agreement and the transactions contemplated by this Agreement, including the merger of Merger Sub II with and into the Company (collectively with all such transactions, the “Company Merger”), are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved and declared advisable this Agreement and the transactions contemplated by this Agreement, including the Company Merger; (iii) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations in this Agreement, and the consummation of the Company Merger, upon the terms and subject to the conditions set forth in this Agreement; (iv) directed that the adoption of this Agreement be submitted for adoption by the Company’s stockholders; and (v) resolved to recommend that the Company Stockholders adopt this Agreement and approve the Company Merger in accordance with the DGCL.

C. The Company, in its capacity as the sole manager of the Company LLC, has (i) determined that this Agreement and the transactions contemplated by this Agreement, including the merger of Merger Sub I with and into the Company LLC (collectively with all such transactions, the “Company LLC Merger” and together with the Company Merger, the “Mergers”), are advisable, fair to and in the best interests of the Company LLC and its members; (ii) approved and declared advisable this Agreement and the transactions contemplated by this Agreement, including the Company LLC Merger; and (iii) approved the execution and delivery of this Agreement by the Company LLC, the performance by the Company LLC of its covenants and other obligations in this Agreement, and the consummation of the Company LLC Merger, upon the terms and subject to the conditions set forth in this Agreement.

D. Each of the board of directors of Parent, the board of managers of Merger Sub I, and the board of directors of Merger Sub II has (i) approved and declared advisable this Agreement and the transactions contemplated by this Agreement, including the Mergers; (ii) approved the execution and delivery of this Agreement, the performance of their respective covenants and other obligations under this Agreement, and the consummation of the Mergers, upon the terms and subject to the conditions set forth in this Agreement; (iii) in the case of the board of directors of Merger Sub II, directed that the adoption of this Agreement be submitted for adoption by Parent in its capacity as Merger Sub II’s sole stockholder; (iv) in the case of the board of directors of Merger Sub II, recommended that Parent adopt this Agreement and approve the Company Merger in accordance with the DGCL.

E. Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to the Company Parties’ willingness to enter into this Agreement, Parent has delivered to the Company Parties the commitment of the Sponsors, dated as of the Agreement Date, enforceable by the Company Parties with respect to certain obligations of the Buyer Parties under this Agreement as specified in the Equity Commitment Letter.

F. Concurrently with the execution of this Agreement, and as a condition and inducement to the Parties’ willingness to enter into this Agreement, (i) certain Company Stockholders have entered into a support agreement with Parent and the Company (the “Support Agreement”) pursuant to which, among other things, such Company Stockholders have agreed, on the terms and subject to the conditions set forth in the Support Agreement, to adopt this Agreement and approve the Company Merger.

G. Concurrently with the execution of this Agreement, and as a condition and inducement to the Parties’ willingness to enter into this Agreement, the Company TRA Amendment is being entered into among the parties thereto providing for, among other things, the termination of the Company TRA in connection with the Company Merger and the other transactions contemplated by this Agreement.

AGREEMENT

The Parties therefore agree as follows:

ARTICLE I

DEFINITIONS & INTERPRETATIONS

1.1 Certain Definitions. For all purposes of this Agreement, the following capitalized terms have the following respective meanings:

(a) “Acceptable Confidentiality Agreement” means (i) a customary confidentiality agreement with the Company in effect as of the execution of this Agreement or (ii) a confidentiality agreement executed after the execution of this Agreement containing terms not materially less restrictive in the aggregate to the counterparty than those contained in the Confidentiality Agreement (except for such changes necessary in order for the Company to be able to comply with its covenants under this Agreement), it being understood that any such confidentiality agreement need not contain any “standstill” or similar provisions or otherwise prohibit the making of, or amendment to, any Acquisition Proposal. If the provisions of such confidentiality agreement executed after the execution of this Agreement would be materially less restrictive in the aggregate to the counterparty than the terms of the Confidentiality Agreement (other than because of the absence of a “standstill” or similar provisions or other prohibition on the making of any Acquisition Proposal), then such confidentiality agreement will be deemed to be an Acceptable Confidentiality Agreement if the Company offers to amend the Confidentiality Agreement so as to make the provisions of the Confidentiality Agreement as restrictive in the aggregate as the provisions of such confidentiality agreement.

(b) “Acquisition Proposal” means any bona fide offer or proposal (other than an offer or proposal by any of the Buyer Parties or any of their respective Representatives or financing sources, or any Group that includes any of the Buyer Parties or any of their respective Representatives or financing sources) to the Company or the Company Board (or any committee thereof) to engage in an Acquisition Transaction.

(c) “Acquisition Transaction” means any transaction or series of related transactions (other than the Mergers or any redemption, exchange or conversion of Company LLC Units or shares of Company Common Stock in accordance with the terms of the Company LLC Agreement or the Company Charter, as applicable) involving:

(i) any direct or indirect purchase or other acquisition by any Person or Group (other than any of the Buyer Parties or any of their respective Representatives or financing sources, or any Group that includes any of the Buyer Parties or any of their respective Representatives or financing sources), whether from the Company Parties or any other Person, of securities representing more than 20 percent of the total outstanding voting power of the Company after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or Group that, if consummated in accordance with its terms, would result in such Person or Group beneficially owning more than 20 percent of the total outstanding voting power of the Company after giving effect to the consummation of such tender offer or exchange offer;

(ii) any direct or indirect purchase or other acquisition by any Person or Group (other than any of the Buyer Parties or any of their respective Representatives or financing sources, or any Group that includes any of the Buyer Parties or any of their respective Representatives or financing sources) of assets constituting 20 percent or more of the consolidated revenues (measured based on the 12 full calendar months prior to the date of determination) or consolidated assets (measured based on fair market value as of the last day of the most recently completed calendar month) of the Company and its Subsidiaries, in each case except for sales or non-exclusive licenses or sublicenses of Company products and services in the ordinary course of business; or

(iii) any merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company Parties pursuant to which any Person or Group (other than any of the Buyer Parties or any of their respective Representatives or financing sources, or any Group that includes any of the Buyer Parties or any of their respective Representatives or financing sources) would hold securities representing more than 20 percent of the total outstanding voting power of the Company (or the surviving company) outstanding after giving effect to the consummation of such transaction.

(d) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise, but excluding, with respect to the Buyer Parties, Hg Capital Trust plc and its Subsidiaries.

(e) “Affiliated Group” means an affiliated group as defined in Section 1504 of the Code (or any analogous combined, consolidated, unitary or similar group under state, local or non-U.S. Law).

(f) “Antitrust Law” means, collectively, the Sherman Antitrust Act of 1890, the Clayton Antitrust Act of 1914, the HSR Act, the Federal Trade Commission Act of 1914 and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the Mergers.

(g) “Audited Company Balance Sheet” means the consolidated balance sheet (and the notes thereto) of the Company and its consolidated Subsidiaries as of December 31, 2024, set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC for the fiscal year ended December 31, 2024.

(h) “Business Day” means each day that is not a Saturday, Sunday or other day on which the Federal Reserve Bank of New York City or on which chartered banks located in London, United Kingdom are closed.

(i) “Capitalization Date” means 5:00 p.m., on January 2, 2026.

(j) “Chosen Courts” means the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware finds it does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware, then any Delaware state court).

(k) “Code” means the Internal Revenue Code of 1986, as amended.

(l) “Company Benefit Plan” means any plan, program, policy, contract, agreement or other arrangement, whether written or unwritten, providing for compensation, bonus, stock option, stock purchase or other equity-based award, performance award, incentive compensation, profit sharing, retirement, disability, life insurance, health or medical benefits, employee assistance program, sick leave, vacation, deferred compensation, severance, termination pay, post-employment or retirement benefits, retention, change of control compensation, loan, and other similar fringe, welfare or other employee benefit or remuneration, including each “employee benefit plan” within the meaning of Section 3(3) of ERISA (whether or not subject to ERISA) which is sponsored, maintained, contributed to or required to be contributed to by the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries or ERISA Affiliates has any actual or contingent liability.

(m) “Company Board” means the Board of Directors of the Company.

(n) “Company Bylaws” means the Amended and Restated Bylaws of the Company in effect as of the date of this Agreement.

(o) “Company Capital Stock” means the Company Class A Common Stock, Company Class B Common Stock, Company Class C Common Stock, Company Class D Common Stock and the Company Preferred Stock.

(p) “Company Charter” means the Amended and Restated Certificate of Incorporation of the Company in effect as of the date of this Agreement.

(q) “Company Class A Common Stock” means the Class A Common Stock, par value $0.0001 per share, of the Company.

(r) “Company Class B Common Stock” means the Class B Common Stock, par value $0.0001 per share, of the Company.

(s) “Company Class C Common Stock” means the Class C Common Stock, par value $0.0001 per share, of the Company.

(t) “Company Class D Common Stock” means the Class D Common Stock, par value $0.0001 per share, of the Company.

(u) “Company Common Stock” means the Company Class A Common Stock, Company Class B Common Stock, Company Class C Common Stock and Company Class D Common Stock.

(v) “Company Equity-Based Award” means each right of any kind, contingent or accrued, to receive shares of Company Common Stock or any benefit measured in whole or in part by the value of a number of shares of Company Common Stock granted pursuant to a Company Equity Plan or Company Benefit Plans (including Company RSUs and Company Options), other than purchase rights under the ESPP. For the avoidance of doubt and notwithstanding the terms of any restricted stock unit award agreement, all restricted stock units covering shares of Company Common Stock, whether vested or unvested, will be treated as Company Equity-Based Awards for all purposes of this Section 1.1(v) and will be subject to the treatment provided pursuant to Section 2.10(a) to the extent outstanding as of immediately prior to the Company Merger Effective Time.

(w) “Company Equity Plan” means the Company LLC 2019 Common Unit Option Plan (the “2019 Plan”) or the Company 2024 Equity Incentive Plan (the “2024 Plan”).

(x) “Company Financial Advisors” means Centerview Partners LLC and J.P. Morgan Securities LLC.

(y) “Company Intellectual Property” means all Intellectual Property Rights that are owned or purported to be owned by the Company or any of its Subsidiaries.

(z) “Company LLC Agreement” means the Sixth Amended and Restated Operating Agreement of the Company LLC, as amended to date.

(aa) “Company LLC Unit” means a Common Unit of the Company LLC (as defined in the Company LLC Agreement).

(bb) “Company LLC Unitholders” means the holders of Company LLC Units.

(cc) “Company Material Adverse Effect” means any change, event, condition, development, violation, inaccuracy, effect or circumstance (each, an “Effect”) that, individually or taken together with all other Effects that exist or have occurred prior to the date of determination of the occurrence of the Company Material Adverse Effect, has had or would reasonably be expected to have a material adverse effect on the business, properties, financial condition, assets, operations or results of operations of the Company and its Subsidiaries, taken as a whole. None of the following Effects, and no Effects to the extent arising out of, relating to or resulting from the following (in each case, by themselves or when aggregated), will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether a Company Material Adverse Effect has occurred or may, would or could occur (subject to the limitations set forth below):

(i) any changes in general conditions, whether economic or otherwise, anywhere in the world (except to the extent that such Effect has had a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to similarly situated companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(ii) any changes in the conditions of financial markets, credit markets, equity markets, debt markets, currency markets or capital markets anywhere in the world, including (a) changes in interest rates or credit ratings; (b) changes in exchange rates; or (c) any suspension of trading in any securities generally on any securities exchange or over-the-counter market (except, in each case, to the extent that such Effect has had a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to similarly situated companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(iii) any changes in the general conditions in any industries in which the Company and its Subsidiaries conduct business or in any specific jurisdiction or geographical area in which the Company and its Subsidiaries conduct business;

(iv) any changes in general regulatory, legislative or political conditions anywhere in the world (except to the extent that such Effect has had a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to similarly situated companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(v) any changes in geopolitical conditions, the outbreak of hostilities, armed conflicts, protests, strikes, work stoppage, civil unrest, civil disobedience, acts of war, sabotage, terrorism or military actions (including, in each case, any escalation or worsening of any of the foregoing) anywhere in the world, including any outbreak or escalation of hostilities involving any Governmental Authority or the declaration by any Governmental Authority of a national emergency or war, including, in each case, the response of any Governmental Authority (except, in each case, to the extent that such Effect has had a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to similarly situated companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(vi) any earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires, nuclear incidents, foreign or domestic social protest or social unrest (whether or not violent), or other natural or man-made disasters, weather conditions, power outages or other force majeure events anywhere in the world, including, in each case, the response of any Governmental Authority (except, in each case, to the extent that such Effect has had a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to similarly situated companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(vii) any pandemics, epidemics, plagues, contagious disease outbreaks or other comparable events (including quarantine restrictions mandated or recommended by any Governmental Authority), including, in each case, (a) the response of any Governmental Authority; and (b) any actions taken or not taken as a consequence of such response or to otherwise respond to the impact, presence, outbreak or spread of any of the foregoing (except, in each case, to the extent that such Effect has had a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to similarly situated companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(viii) supply chain disruptions anywhere in the world (except to the extent that such Effect has had a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to similarly situated companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(ix) any “government shutdown” anywhere in the world (except to the extent that such Effect has had a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to similarly situated companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(x) tariffs, sanctions, trade policies or similar Law, directive, Order or policy, or any trade disputes, “trade wars” or similar actions anywhere in the world, or any threats of any of the foregoing;

(xi) any data breach, cyber-intrusion, cyberattack, cybercrime or cyberterrorism (except, in each case, to the extent that such Effect has had a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to similarly situated companies operating in the industries in which the Company and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has occurred);

(xii) the negotiation, execution, delivery, announcement or performance of this Agreement or the pendency or consummation of the Mergers, including the impact of any of the foregoing on the relationships, contractual or otherwise, of the Company and its Subsidiaries with employees (including any employee attrition), suppliers, customers, partners, lenders, lessors, vendors, Governmental Authorities or any other third Person, other than, in each case, any representation or warranty in Section 3.5, to the extent the purpose of such representation or warranty is to address the consequences resulting from the execution and delivery of this Agreement or the consummation of the Mergers and the related conditions to Closing;

(xiii) the compliance by any Party with the express terms of this Agreement, including any action taken or refrained from being taken pursuant to or in accordance with the express terms of this Agreement;

(xiv) any action taken or refrained from being taken, in each case to which the Buyer Parties have expressly approved, consented to or requested in writing (including by email) following the date of this Agreement, and any failure to take any action resulting from Parent’s failure to grant any approval or consent requested by the Company to take any action restricted or prohibited by this Agreement;

(xv) any changes or proposed changes in GAAP or any other accounting standards or requirements, or any Law, or the enforcement or interpretation of any of the foregoing, including, in each case, the adoption, implementation, repeal, modification, reinterpretation or proposal thereof;

(xvi) any changes in the price or trading volume of the Company Common Stock, in and of itself (it being understood that the cause of such change may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur, to the extent not otherwise excluded under this definition);

(xvii) any failure, in and of itself, by the Company or its Subsidiaries to meet (a) any public estimates or expectations of the Company’s and its Subsidiaries’ revenue, earnings or other financial performance or results of operations for any period; or (b) any budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the cause of any such failure in clause (a) or (b) may be deemed to constitute, in and of itself, a Company Material Adverse Effect and may be taken into consideration when determining whether a Company Material Adverse Effect has occurred or is reasonably expected to occur to the extent not otherwise excluded under this definition);

(xviii) the availability or cost of equity, debt or other financing to the Buyer Parties or any of their respective Affiliates;

(xix) any Transaction Litigation or any Legal Proceeding for appraisal of the fair value of any shares of Company Common Stock pursuant to the DGCL; or

(xx) the identity of, or any facts or circumstances relating to, the Buyer Parties or the Sponsors or any of their respective Affiliates or equity or debt financing sources of, or investors in, any of the foregoing, or the respective plans or intentions of any of the foregoing with respect to the Company and its Subsidiaries or their respective businesses.

(dd) “Company Preferred Stock” means the preferred stock, par value $0.0001 per share, of the Company.

(ee) “Company Registered Intellectual Property” means all of the Company Intellectual Property that is Registered Intellectual Property.

(ff) “Company Related Parties” means, collectively, (i) the Company and its Subsidiaries; and (ii) the former, current and future holders of any equity, controlling persons, Representatives, Affiliates, members, managers, general or limited partners, stockholders and assignees of each of the Company, its Subsidiaries and each of their respective Affiliates.

(gg) “Company Software” means computer software, the Intellectual Property Rights in which are Company Intellectual Property.

(hh) “Company Stockholders” means the holders of shares of Company Capital Stock.

(ii) “Company TRA” means that certain Tax Receivable Agreement, dated July 23, 2024, by and among the Company, the Company LLC and the members of the Company LLC, as amended, restated, supplemented or otherwise modified from time to time.

(jj) “Company TRA Amendment” means the Amendment to the Company TRA, dated as of the date hereof, by and among the Company, the Company LLC and the parties to the Company TRA identified therein.

(kk) “Confidentiality Agreement” means, collectively, the confidentiality letter agreement, dated July 28, 2025, between the Company and Hg (US) Inc. as advisor to Hg Pooled Management Limited and the clean team confidentiality agreement, executed October 9, 2025, between the Company and Hg (US) Inc., as advisor to Hg Pooled Management Limited.

(ll) “Consent” means any consent, approval, clearance, waiver, Permit or order.

(mm) “Continuing Employees” means each individual who is an employee of the Company or any of its Subsidiaries immediately prior to the Company Merger Effective Time and continues to be an employee of Parent or one of its Subsidiaries (including the Surviving Entities) immediately following the Company Merger Effective Time.

(nn) “Contract” means any written contract, lease, license, indenture, note, bond, agreement or other binding instrument.

(oo) “Converted Cash Award” means a contingent right to receive an amount in cash from Parent or the Surviving Entities (without interest) pursuant to Sections 2.10(a)(ii) or 2.10(b)(ii).

(pp) “Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of October 27, 2023, by and among the Company, the lending institutions from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

(qq) “D&O Insurance” means the Company’s current directors’ and officers’ liability insurance.

(rr) “Debt Financing” means any third-party debt financing obtained by any Buyer Party for the purpose of funding all or any portion of the amounts payable by any Buyer Party pursuant to this Agreement.

(ss) “Debt Financing Sources” means the Persons, if any, that have committed to provide or arrange the Debt Financing (including the applicable parties to any commitment letters, engagement letters, joinder agreements, indentures or credit agreements entered into pursuant thereto or relating thereto), together with their Affiliates, and their and their Affiliates’ officers, directors, employees, agents and representatives involved in the Debt Financing and their permitted successors and permitted assigns. It is understood and agreed that the Parent Related Parties will not be Debt Financing Sources for any purposes of this Agreement.

(tt) “DGCL” means the General Corporation Law of the State of Delaware.

(uu) “DLLCA” means the Delaware Limited Liability Company Act.

(vv) “DOJ” means the United States Department of Justice.

(ww) “DPA” means the Defense Production Act of 1950.

(xx) “DTC” means the Depository Trust Company.

(yy) “Environmental Law” means all applicable federal, national, state, provincial or local Laws relating to pollution, worker health and safety with respect to exposure to Hazardous Substance, and protection of the environment (including ambient air, surface water, groundwater, land surface or subsurface strata).

(zz) “ERISA” means the Employee Retirement Income Security Act of 1974.

(aaa) “ERISA Affiliate” means any Person under common control with the Company or any Subsidiary or that, together with the Company, could be deemed a “single employer” within the meaning of Section 4001(b)(1) of ERISA or within the meaning of Section 414(b), (c), (m) or (o) of the Code.

(bbb) “ESPP” means the Company’s Amended and Restated 2024 Employee Stock Purchase Plan.

(ccc) “Exchange Act” means the Securities Exchange Act of 1934.

(ddd) “Excluded Buyer Affiliate” means any portfolio company or any investment fund affiliated with or managed by Hg Pooled Management Limited or any affiliate thereof.

(eee) “Excluded Information” means any (i) financial statements of the Company or its Subsidiaries other than the historical financial statements of the Company and its Subsidiaries filed with the SEC; (ii) description of all or any component of the Debt Financing, including any such description to be included in liquidity and capital resources disclosure, any “description of notes”, or any risk factors relating to all or any component of the Debt Financing; (iii) pro forma financial statements or adjustments or projections (including information regarding any post-Closing pro forma cost savings, synergies, capitalization, ownership or other post-Closing pro forma adjustments) or other forward-looking information, it being understood that Parent, and not the Company or its Subsidiaries or their respective Representatives, will be responsible for the preparation of the pro forma financial statements and any other pro forma information, including any pro forma adjustments; (iv) other information required by Rule 3-09, Rule 3-10 or Rule 3-16 of Regulation S-X, any Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, any information required by Items 10 through 14 of Form 10-K or any other information customarily excluded from an offering memorandum for private placements of non-convertible high-yield bonds pursuant to Rule 144A; (v) other information that is not available to the Company without undue burden or expense; (vi) any “Management’s Discussion and Analysis of Financial Condition and Results of Operations” required by Item 303 of Regulation S-K; (vii) information relating to (A) the proposed aggregate amount of debt and equity financing, together with assumed interest rates, dividends (if any) and fees and expenses relating to the incurrence of such debt or equity financing; (B) any post-Closing or pro forma cost savings, synergies, capitalization, ownership or other pro forma adjustments desired to be incorporated into any information used in connection with the Debt Financing; or (C) any financial information related to Parent or any of its Subsidiaries or any adjustments that are not directly related to the acquisition of the Company Parties by Parent; and (viii) auditor consents and auditor comfort letters.

(fff) “FCPA” means the United States Foreign Corrupt Practices Act of 1977.

(ggg) “FTC” means the United States Federal Trade Commission.

(hhh) “GAAP” means generally accepted accounting principles, consistently applied, in the United States.

(iii) “Government Bid” means any bid, offer, quotation, or proposal made by the Company or any of its Subsidiaries which, if accepted, would result in a Government Contract.

(jjj) “Government Shutdown” means any shutdown commencing or continuing on or after the date of this Agreement resulting from the lack of Congressional budget appropriations of certain United States federal government services provided by the FTC or DOJ to review the Merger.

(kkk) “Government Contract” means any Contract (including any purchase, delivery or task order, basic ordering agreement, pricing agreement, letter contract, teaming agreement, joint venture, grant, cooperative agreement, other transactional authority agreement, or change order) between the Company or any of its Subsidiaries, on one hand, and any Governmental Authority or any prime contractor or sub-contractor (at any tier) of any Governmental Authority, on the other hand. A task, delivery, change, or workorder issued under a Government Contract between a Governmental Authority, on one hand, and the Company or any of its Subsidiaries, on the other hand, shall not constitute a separate Government Contract but shall be part of the Contract to which it relates, for purposes of this definition.

(lll) “Governmental Authority” means any federal, national, state, provincial or local, whether domestic or foreign, government or any court of competent jurisdiction, administrative agency or commission of any governmental authority or other governmental authority or instrumentality, whether domestic, foreign or supranational.

(mmm) “Group” means a “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons.

(nnn) “Hazardous Substance” means any substance, material or waste that is characterized or regulated by a Governmental Authority pursuant to any Environmental Law as “hazardous,” “pollutant,” “toxic,” or “radioactive,” including petroleum and petroleum products.

(ooo) “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

(ppp) “Intellectual Property Rights” means all intellectual property rights of any type or nature, including all such rights in any and all of the following anywhere in the world with respect to the following: (i) patents and applications therefor (“Patents”); (ii) copyrights, copyright registrations and applications therefor and all other corresponding rights in work of authorship (“Copyrights”); (iii) (A) trademarks, trade names, logos, designs, service marks and trade dress, (B) registrations and applications therefor and corresponding rights in indicia of origin and (C) the goodwill connected with the use of and symbolized by the foregoing ((A), (B) and (C), “Marks”); (iv) trade secrets rights and corresponding or similar rights in confidential business and technical information, processes and know-how (“Trade Secrets”); (v) internet domain name registrations and social media handles; (vi) rights in computer software; and (vii) any similar or equivalent rights to any of the foregoing (as applicable); provided, however, that “Intellectual Property Rights” shall not include any right to the extent covered under any Privacy and Data Security Requirement.

(qqq) “Intervening Event” means any Effect, or any material consequence of such Effect, that (i) was not known or reasonably foreseeable to the Company Board as of the date of this Agreement; and (ii) does not relate to (x) an Acquisition Proposal or (y) any changes in the market price or trading volume of the Company Common Stock or any other securities of the Company or any change in credit rating of the Company or the fact, in and of itself, that the Company meets or exceeds internal or published estimates, projections, forecasts or predictions for any period (provided that the underlying causes of such changes in clause (y) may be considered and taken into account and may constitute an Intervening Event).

(rrr) “Investment Screening Law” means all Laws that are designed or intended to prohibit, restrict or regulate investments on public order or national security grounds, including any U.S. or foreign Laws designed to regulate foreign investment.

(sss) “IRS” means the United States Internal Revenue Service.

(ttt) “Knowledge” of a Person, with respect to any matter in question, means, with respect to the Company, the actual knowledge as of the date of this Agreement of the individuals set forth on Section 1.1(ttt) of the Company Disclosure Letter, in each case after reasonable inquiry of their direct reports who would reasonably be expected to have actual knowledge of the matter in question.

(uuu) “Law” means any statute, law (including common law), ordinance, rule, regulation or stock exchange listing requirement.

(vvv) “Legal Proceeding” means any claim, action, charge, lawsuit, litigation or other similarly formal legal proceeding brought by or pending before any Governmental Authority or arbitrator with binding authority.

(www) “Liens” shall mean any lien, pledge, deposit, hypothecation, charge, mortgage, security interest, financing statement, lease, sublease, license, preemptive or preferential right or option, restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership or title, or any defect, imperfection or irregularity in title, easement, covenant and right of way or similar encumbrance.

(xxx) “Lookback Date” means December 31, 2022.

(yyy) “Material Contract” means any of the following Contracts (other than a Company Benefit Plan) in effect as of the date of this Agreement:

(i) any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii) of Regulation S-K) with respect to the Company and its Subsidiaries, taken as a whole;

(ii) the IP Contracts;

(iii) any Contract (A) containing any covenant materially limiting the right of the Company or any of its Subsidiaries to engage in or compete with any Person in any material line of business or any geographical area, including pursuant to a “most favored nation” or exclusivity provision; (B) providing for any other “exclusivity” requirement in favor of any third party; or (C) providing preferential rights or rights of first or last offer or refusal to any third party, except in the case of clauses (A)–(C), for (x) any such Contracts that may be cancelled without material liability to the Company or its Subsidiaries upon notice of 90 days or less and whereby such obligations described in clauses (A)-(C) do not survive in any material respect, or (y) any Contracts, restrictions, requirements and provisions that are not material to the Company and its Subsidiaries, taken as a whole;

(iv) any Contract (A) other than with respect to any real property, relating to the disposition or acquisition of assets by the Company or any of its Subsidiaries with a value greater than $10,000,000 after the date of this Agreement other than in the ordinary course of business; or (B) pursuant to which the Company or any of its Subsidiaries will, or has the right to, acquire any ownership interest in any Person (other than any Subsidiary of the Company) after the date of this Agreement;

(v) any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts relating to the borrowing of money or extension of credit, in each case in excess of $10,000,000 other than (A) accounts receivables and payables in the ordinary course of business; (B) loans to Subsidiaries of the Company in the ordinary course of business; and (C) extensions of credit to customers in the ordinary course of business;

(vi) any Contract providing for a joint venture or legal partnership with a third party with respect to which the Company or any of its Subsidiaries recognized revenues in excess of $5,000,000, or paid amounts to a third party in excess of $5,000,000, during the Company’s fiscal year ended December 31, 2024;

(vii) any Labor Agreement;

(viii) (A) any Lease with annual base rent in excess of $250,000 or (B) any Contract relating to the disposition or acquisition of real property by the Company or any of its Subsidiaries;

(ix) any Contract that is with (A) each of the 15 largest customers of the Company and its Subsidiaries, taken as a whole (the “Material Customers”) by annual recurring revenue as of December 31, 2024; and (B) each of the 15 largest commercial vendors of the Company and its Subsidiaries, taken as a whole (the “Material Vendors”), by total spend for the 12-month period ended December 31, 2024;

(x) any Contract that is an agreement in settlement of a dispute or Legal Proceeding (including with any Governmental Authority) that imposes material obligations on the Company or any of its Subsidiaries after the date of this Agreement or such Contract that requires the Company or any of its Subsidiaries to pay consideration of more than $2,500,000 after the date of this Agreement;

(xi) any Contract that prohibits the payment of dividends or distributions in respect of the capital stock of the Company or any of its Subsidiaries or prohibits the pledging of the capital stock of the Company or any of its Subsidiaries; and

(xii) any Contract that provides for (A) indemnification of any officer, director or employee by the Company, other than Contracts entered into on substantially the same form as the Company’s standard forms previously made available to Parent; or (B) accelerated vesting in connection with a change of control, including the transactions contemplated hereunder (including as a result of any termination of employment following a change of control, including the transactions contemplated hereunder).

(zzz) “Nasdaq” means The Nasdaq Global Select Market.

(vvv) “Open Source License” means any license identified as an “open source license” by the Open Source Initiative (www.opensource.org) or on similar license terms.

(www) “Open Source Materials” means any Software or other material that is distributed (i) as “free software” or “open source software” or (ii) pursuant to any Open Source License.

(aaaa) “Order” means any order, judgment, injunction, ruling, decree or writ of any Governmental Authority.

(bbbb) “Parent Material Adverse Effect” means any Effect that, individually or taken together with all other Effects that exist or have occurred prior to the date of determination of the occurrence of the Parent Material Adverse Effect, has prevented, materially impaired or materially delayed, or would reasonably be expected to prevent, materially impair or materially delay, the consummation of the Mergers or the ability of the Buyer Parties to perform their respective covenants pursuant to this Agreement, in each case prior to the Termination Date.

(cccc) “Parent Related Parties” means, collectively, (i) the Buyer Parties and the Sponsors; and (ii) the former, current and future holders of any equity, controlling persons, Representatives, financing sources, Affiliates (other than the Buyer Parties), members, managers, general or limited partners, stockholders and assignees of each Buyer Party and the Sponsors.

(dddd) “Permit” means any permits, authorizations, licenses, variances, clearances, consents, commissions, franchises, exemptions and approvals from Governmental Authorities.

(eeee) “Permitted Lien” means any of the following: (i) Liens for Taxes, assessments and governmental charges or levies either not yet delinquent or that are being contested in good faith and by appropriate proceedings diligently conducted and, in each case, for which adequate reserves have been established to the extent required by GAAP; (ii) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other similar Liens that are not yet due and payable or that are being contested in good faith and by appropriate proceedings and for which reserves have been established to the extent required by GAAP;

(iii) third Person leases or subleases (other than capital leases and leases underlying sale and leaseback transactions) entered into in the ordinary course of business for amounts which are immaterial and under which there exists no monetary default and no material non-monetary default; (iv) pledges or deposits arising under workers’ compensation Laws or similar legislation or to secure public or statutory obligations; (v) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; (vi) minor defects, imperfections or irregularities in title, easements, covenants and rights of way (in each case, of record) and other similar Liens, in each case that do not, and are not reasonably likely to, individually or in the aggregate, adversely affect in any material respect the current use or occupancy of the applicable Leased Real Property; (vii) zoning, building and other similar codes or restrictions that are not violated in any material respect by the current use or occupancy by the Company or any of its Subsidiaries of the real property subject thereto; (viii) Liens the existence of which are disclosed in the notes to the consolidated financial statements of the Company included in any form, report or document filed with or furnished to the SEC; (ix) non-exclusive licenses to Company Intellectual Property; (x) Liens that do not secure a liquidated amount, that have been incurred or suffered in the ordinary course of business with respect to charges not yet due and payable; (xi) statutory, common law or contractual Liens of landlords under any Leases which are entered into in the ordinary course of business or made available to Parent and under which there exists no monetary default and no material non-monetary default; (xii) liens or encumbrances imposed on the underlying fee interest in the Leased Real Property; and (xiii) liens imposed by applicable Law (other than Laws in respect of Taxes).

(ffff) “Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

(gggg) “Pre-Closing Period” means the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the (i) termination of this Agreement pursuant to Article VIII and (ii) Closing.

(hhhh) “Registered Intellectual Property” means all (i) Patents; (ii) registered and applied-for Marks; (iii) registered and applied-for Copyrights; and (iv) internet domain name registrations.

(iiii) “Registration Rights Agreement” means that certain Registration Rights Agreement, dated July 23, 2024, between the Company and certain holders of Company LLC Units.

(jjjj) “Related Party” means a Company Related Party or a Parent Related Party, as applicable.

(kkkk) “Representatives” means, with respect to any Person, the Affiliates of such Person and its and their respective directors, officers, employees, agents, representatives and advisors of such Person.

(llll) “Sanctioned Country” means any country or region or government thereof that is, or has been in the last five years, the subject or target of a comprehensive embargo under applicable Trade Controls Laws (including Cuba, Iran, North Korea, Syria and prohibited regions of Ukraine including Crimea, Donetsk People’s Republic (DNR) and Luhansk People’s Republic (LNR)).

(mmmm) “Sanctioned Person” means any Person that is the subject or target of applicable sanctions or restrictions under Trade Controls including: (i) any Person listed on any applicable U.S. or non-U.S. sanctions- or export-related restricted party list, including the U.S. Department of the Treasury Office of Foreign Assets Control’s (“OFAC”) List of Specially Designated Nationals and Blocked Persons, or any other OFAC, U.S. Department of Commerce Bureau of Industry and Security, or U.S. Department of State, United Nations Security Council, European Union, Member State of the European Union or United Kingdom sanctions- or export-related restricted party list; (ii) the government of a Sanctioned Country or the Government of Venezuela; (iii) any Person that is, in the aggregate, 50 percent or greater owned, directly or indirectly, or otherwise controlled, as defined under applicable sanctions, by a Person or Persons described in clause (i); or (iv) any person organized, resident, or located in a Sanctioned Country.

(nnnn) “Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

(oooo) “SEC” means the United States Securities and Exchange Commission.

(pppp) “Securities Act” means the Securities Act of 1933.

(qqqq) “Service Provider” means any current or former employee, officer, consultant, independent contractor, or member of the board of directors of the Company or any of its Subsidiaries.

(rrrr) “Stockholders’ Agreement” means that certain Stockholders’ Agreement, dated July 23, 2024, by and between the Company and KKR Dream Holdings LLC.

(ssss) “Subsidiary” of any Person means (i) a corporation more than 50 percent of the combined voting power of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person; (ii) a partnership of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership; (iii) a limited liability company of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, is the managing member and has the power to direct the policies, management and affairs of such company or has the power to designate or appoint the Person(s) with the power to direct the policies, management and affairs of such company; and (iv) any other Person (other than a corporation, partnership or limited liability company) in which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries of such Person, directly or indirectly, has at least a majority ownership or the power to direct the policies, management and affairs thereof (including by contract). Notwithstanding anything to the contrary in this Agreement, for purposes of this Agreement, (A) the Company LLC will be deemed to be a Subsidiary of the Company, and (B) following the Closing, the Surviving Entities and their Subsidiaries will be deemed to be a Subsidiary of Parent.

(tttt) “Superior Proposal” means any written Acquisition Proposal on terms that the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) would be more favorable, from a financial point of view, to the holders of Company Common Stock and Company LLC Units than the Mergers (taking into account (i) any revisions to this Agreement agreed to by Parent prior to the time of such determination; and (ii) those factors and matters deemed relevant in good faith by the Company Board (or any committee thereof), which factors shall include the (A) identity of the Person making the proposal; (B) likelihood of consummation in accordance with the terms of such Acquisition Proposal; and (C) legal, financial (including the financing terms), regulatory, timing and other aspects of such Acquisition Proposal). For purposes of the reference to an “Acquisition Proposal” in this definition, all references to “20 percent” in the definition of “Acquisition Transaction” will be deemed to be references to “50 percent.”

(uuuu) “Systems” means all equipment, computers, software, hardware, databases, servers, hosting facilities, networks, routers, hubs, circuits, telecommunications connectivities and other information technology infrastructure and assets, including any of the foregoing which are outsourced or cloud-based, to the extent that any of the foregoing are, or since the Lookback Date have been, used in connection with the conduct of the business of the Company or any of its Subsidiaries.

(vvvv) “Tax” means all U.S. federal, state, local, and non-U.S. taxes (including any income tax, franchise tax, capital gains tax, gross receipts tax, value-added tax, surtax, excise tax, or ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, withholding tax, payroll tax or other tax of any kind whatsoever), tariffs, imposts, levies, duties (including any customs duty), deficiency, or other like governmental assessments or charges in the nature of a tax, together with all interest, fines, penalties and additions imposed, assessed or collected with respect to such amounts, however denominated.

(wwww) “Tax Returns” means all returns, declarations, statements, reports, schedules, forms and information returns, including any attachments thereto or amendments thereof, filed or required to be filed with any Governmental Authority with respect to Taxes.

(xxxx) “Teaming Agreement” means a pre-award contract between a prime contractor and a subcontractor to jointly pursue a Government Contract.

(yyyy) “Termination Fee” means an amount in cash equal to $207,000,000.

(zzzz) “Transaction Documents” means, collectively, the Confidentiality Agreement, the Equity Commitment Letter, the Company TRA Amendment, and any other document contemplated by those agreements, or any document or instrument delivered in connection with this Agreement or those agreements.

(aaaaa) “Transaction Litigation” means any Legal Proceeding commenced or threatened against a Party or any of its Subsidiaries, Affiliates, directors, employees or otherwise relating to, involving or affecting such Party or any of its Subsidiaries, Affiliates, directors or employees, in each case in connection with, arising from or otherwise relating to the Mergers or any other transaction contemplated by this Agreement or the Transaction Documents, including any Legal Proceeding alleging or asserting any misrepresentation or omission in the Information Statement or any Other Required Company Filing or any other communications to the Company Stockholders, in each case other than any Legal Proceedings solely among the Parties or their respective Affiliates or with the parties to the Equity Commitment Letter or the Debt Financing Sources, related to this Agreement, the Transaction Documents or the Merger.

(bbbbb) “Treasury Regulations” means final and temporary regulations issued under the Code.

(ccccc) “UPE” means the “ultimate parent entity” of any party as such term is defined in the HSR Act and its implementing regulations.

(ddddd) “WARN Act” means the United States Worker Adjustment and Retraining Notification Act of 1988 or any similar foreign, federal, state or local Law.

(eeeee) “Willful Breach” means, with respect to any covenant or agreement, a material breach that is a consequence of an intentional act deliberately undertaken or intentionally omitted to be taken by the breaching party with the actual knowledge that the taking of such act or failure to take such act would cause a breach of the relevant covenant or agreement.

1.2 Additional Definitions. The following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section Reference
Active Government Contract	3.14(a)
Agreement	Preamble
Alternative Acquisition Agreement	5.4(a)(iii)
Anti-Bribery Laws	3.23(c)
Buyer Parties	Preamble
Certificates	2.11(c)(i)
Class B/C Per Share Price	2.9(b)(iv)
Closing	2.4
Closing Date	2.4
Company	Preamble

Term	Section Reference
Company Board Recommendation	3.3(a)
Company Board Recommendation Change	5.4(c)(i)(1)
Company Certificate of Merger	2.3(b)
Company Disclosure Letter	1.4
Company LLC	Preamble
Company LLC Certificate of Merger	2.3(a)
Company LLC Merger	Recitals
Company LLC Merger Effective Time	2.3(a)
Company Merger	Recitals
Company Merger Effective Time	2.3(b)
Company Option	2.10(b)(i)
Company Parties	Preamble
Company Plans	6.11(b)
Company Relevant Persons	3.23(b)
Company RSU	2.10(a)(i)
Company SEC Reports	3.9
Company Securities	3.7(b)
Comparable Plans	6.11(b)
Copyrights	1.1(ppp)
Covenant Exceptions	5.1(a)
Dissenting Company Shares	2.9(d)(i)
DTC Payment	2.11(d)
Effect	1.1(cc)
Electronic Delivery	9.14
Enforceability Limitations	3.2
Enforcement Expenses	8.3(d)
Equity Commitment Letter	4.10(a)
Equity Financing	4.10(a)
Exchange Fund	2.11(b)
Financing Reimbursement Obligations	6.6(f)
Guarantee	Recitals
Guarantor	Recitals
Indemnified Persons	6.10(a)
Information Statement	6.4(b)
International Employee Plans	3.20(a)
IP Contracts	3.17(e)(v)
Labor Agreements	3.21(a)
Lease	3.15(b)
Leased Real Property	3.15(b)
LLC Agreement	2.6(d)
Marks	1.1(ppp)
Material Customers	1.1(yyy)(ix)
Material Vendors	1.1(yyy)(ix)
Maximum Annual Premium	6.10(c)
Merger Sub I	Preamble
Merger Sub II	Preamble
Mergers	Recitals
New Plans	6.11(c)
Non-Cooperation Notice	6.6(b)
Notice Period	5.4(e)(iv)
Old Plans	6.11(c)

Term	Section Reference
Other Required Company Filing	6.4(b)
Other Required Parent Filing	6.4(d)
Owned Company LLC Unit	2.9(a)(iii)
Owned Company Shares	2.9(b)(ii)
Parent	Preamble
Party	Preamble
Patents	1.1(ppp)
Payment Agent	2.11(a)
Payoff Amount	6.20
Per Share Price	2.9(b)(iii)
Per Unit Price	2.9(a)(ii)
Personal Information	3.18(a)
Privacy and Data Security Requirements	3.18(a)
Required Permits	3.22
Requisite Stockholder Approval	3.4
Restraint	7.1(d)
Solvent	4.10(d)
Specified Date	8.1(c)
Stockholder Written Consent	6.4(a)
Support Agreement	Recitals
Surviving Corporation	2.2
Surviving Entities	2.2
Surviving LLC	2.1
Tail Policy	6.10(c)
Termination Date	8.1(c)
Trade Controls	3.23(b)
Trade Secrets	1.1(ppp)
Uncertificated Shares	2.11(c)(ii)
Unvested Company Option	2.10(b)(ii)
Unvested Company RSU	2.10(a)(ii)
Vested Company Option	2.10(b)(i)
Vested Company Option Consideration	2.10(b)(i)
Vested Company RSU	2.10(a)(i)
Vested Company RSU Consideration	2.10(a)(i)

1.3 Certain Interpretations.

(a) References to this Agreement. Unless the context of this Agreement requires otherwise, (i) when a reference is made in this Agreement to an Article, Section, Schedule or Exhibit, that reference is to an Article, Section, Schedule or Exhibit to this Agreement, as applicable, and (ii) references to “paragraphs” or “clauses” are to separate paragraphs or clauses of the Section or subsection in which the reference occurs. References to this Agreement (in this Agreement or any Transaction Document) mean this Agreement as amended, supplemented or otherwise modified from time to time in accordance with Section 9.3.

(b) Hereof, Including, etc. When used in this Agreement, (i) the words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) the phrase “the date hereof” means “the date of this Agreement;” and (iii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(c) Threats. Unless the context of this Agreement requires otherwise, the word “threat” or “threatened” will be deemed to be immediately followed by the words “in writing.”

(d) Neither, etc. Not Exclusive. Unless the context of this Agreement requires otherwise, “neither,” “nor,” “any,” “either” and “or” are not exclusive. The rule known as the ejusdem generis rule will not apply, and, accordingly, general words introduced by the word “other” will not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things.

(e) Extent. The phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(f) Dollars. When used in this Agreement, references to “$” or “Dollars” are references to United States dollars. All amounts in this Agreement will be paid in Dollars, and if any amounts, costs, fees or expenses incurred by any Party pursuant to this Agreement are denominated in a currency other than Dollars, the Dollar equivalent for such costs, fees and expenses will be determined by converting such other currency to Dollars at the foreign exchange rates published by Bloomberg or, if not reported thereby, another authoritative source reasonably determined by the Company, in effect at the time that such amount, cost, fee or expense is incurred. If the resulting conversion yields a number that extends beyond two decimal points, it will be rounded to the nearest penny.

(g) Meaning of Terms. The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning. All terms defined in this Agreement will have the defined meanings when used in any certificate or other document made or delivered pursuant to this Agreement unless otherwise defined in such certificate or document. References to the “United States” or abbreviations thereof mean the United States of America and its states, territories and possessions.

(h) References to Persons. References to any Person (including any Party) include references to such Person’s successors and permitted assigns, and, in the case of any Governmental Authority, to any Person succeeding to its functions and capacities.

(i) References to Subsidiaries. Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

(j) Writings. References to “writing” mean the representation or reproduction of words, symbols or other information in a visible form by any method or combination of methods, whether in electronic form or otherwise, and including writings delivered by Electronic Delivery. “Written” will be construed in the same manner.

(k) Legislation; Contracts. A reference to any specific legislation or to any provision of any legislation includes any amendment, modification, re-enactment or successor thereto, any legislative provision substituted therefor, and all rules, regulations and statutory instruments, applicable guidance, guidelines, bulletins or policies issued or made in connection therewith by a Governmental Authority, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, all references to any specific legislation or provisions of any legislation will be deemed to refer to such legislation or provision (and all rules, regulations, statutory instruments, applicable guidance, guidelines, bulletins or policies issued or made in connection therewith by a Governmental Authority) as of such date. References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented from time to time, and any exhibits, schedules, annexes, statements of work, riders and other documents attached thereto.

(l) Accounting Matters. Except as otherwise provided in this Agreement, all accounting terms used in this Agreement will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP. An item arising with respect to a specific representation or warranty will be deemed to be “reflected on” or “set forth in” a balance sheet or financial statements, to the extent that any such phrase appears in such representation or warranty, if (i) there is a reserve, accrual or other similar item underlying a number on such balance sheet or financial statements that is related to the subject matter of such representation; (ii) such item is otherwise specifically set forth on the balance sheet or financial statements; or (iii) such item is specifically set forth on the balance sheet or financial statements and is specifically set forth in the notes thereto.

(m) Headings. The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision of this Agreement.

(n) Applicable Time. Unless otherwise indicated, all references to a specific time are to the then-applicable local time in New York City, New York.

(o) Calculation of Time Periods. Unless otherwise indicated, (i) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period will be excluded; (ii) the measure of a period of one month or year for purposes of this Agreement will be the day of the following month or year corresponding to the starting date; and (iii) if no corresponding date exists, then the end date of such period being measured will be the next actual day of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1). References to “from” or “through” any date mean, unless the context of this Agreement otherwise specifies, from and including or through and including such date, respectively.

(p) Nature of Days and Months. Whenever this Agreement refers to a number of days, that number will refer to calendar days unless Business Days are specified. Any reference to a “month” means a calendar month.

(q) Representations Are Not Covenants. Nothing contained in Article III or Article IV may be construed as a covenant under the terms of this Agreement, other than the acknowledgments and agreements set forth in Section 3.28 and Section 4.14 to the extent necessary to give full effect to the acknowledgments and agreements set forth therein.

(r) Joint Drafting. The Parties agree that they have been represented by legal counsel during the negotiation and execution of this Agreement. Accordingly, the Parties irrevocably waive the application of any Law, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(s) Summaries. No summary of this Agreement or any Exhibit, Schedule or other document delivered with this Agreement that is prepared by or on behalf of any Party will affect the meaning or interpretation of this Agreement or such Exhibit, Schedule or document.

(t) No Admission. The information contained in this Agreement and in the Company Disclosure Letter is disclosed solely for purposes of this Agreement, and no information contained in this Agreement or in the Company Disclosure Letter will be deemed to be an admission by any Party to any third Person of any matter whatsoever, including (i) any violation of Law or breach of contract; or (ii) that such information is material or is required to be referred to or disclosed under this Agreement. Disclosure of any information or document in the Company Disclosure Letter is not a statement or admission that it is material or required to be disclosed in the Company Disclosure Letter. Nothing in the Company Disclosure Letter constitutes an admission against the Company’s interest or represents the Company’s legal position or legal rights on the matter so disclosed. No reference in this Agreement to dollar amount thresholds will be deemed to be evidence of a Company Material Adverse Effect or Parent Material Adverse Effect, as applicable, or materiality.

(u) Nature of Information Disclosed. It is understood and agreed that (i) the specification of any dollar amount in the representations and warranties contained in this Agreement is not intended to imply that such amounts (or higher or lower amounts) are or are not material; and (ii) the inclusion of any specific item in the

Company Disclosure Letter is not intended to imply that such items are or are not material or are within or outside of the ordinary course of business. In each case, no Party may use the fact of the setting of such amounts or the fact of the inclusion of any such item in the Company Disclosure Letter in any dispute or controversy between the Parties as to whether any obligation, item or matter not described in this Agreement is or is not material for purposes of this Agreement or whether any obligation, item or matter included in the Company Disclosure Letter is or is not material for purposes of this Agreement or is within or outside of the ordinary course of business.

(v) No Reliance by Others on Representations. The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.4 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties are not entitled to rely on the representations and warranties in this Agreement as characterizations of facts or circumstances as of the date of this Agreement or as of any other date.

(w) Made Available. The phrases “furnished,” “provided,” “delivered” or “made available” or words of similar import when used with respect to documents or other information means that such documents or information have been physically or electronically delivered to the relevant Party or its Representatives prior to the date of this Agreement, including by being (i) posted to the virtual data room managed by the Company or its Representatives in connection with the Mergers or (ii) filed with or furnished to the SEC and available in its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) database, in each case at least twenty-four (24) hours prior to the execution and delivery hereof.

1.4 Company Disclosure Letter. The information set forth in the disclosure letter delivered by the Company Parties to the Buyer Parties on the date of this Agreement (the “Company Disclosure Letter”) is disclosed under separate Section and subsection references that correspond to the Sections and subsections of this Agreement to which such information relates. The information set forth in each Section or subsection of the Company Disclosure Letter will be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations, warranties or covenants of the Company that are set forth in the corresponding Section or subsection of this Agreement; and (b) any other representations, warranties or covenants of the Company that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations, warranties or covenants is reasonably apparent on the face of such disclosure or any Contract, instrument or other document referenced in such disclosure to the extent made available to Parent.

ARTICLE II

THE MERGER

2.1 The Company LLC Merger. Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the DLLCA, at the Company LLC Merger Effective Time, (a) Merger Sub I will be merged with and into the Company LLC; (b) the separate existence of Merger Sub I will thereupon cease; and (c) the Company LLC will continue as the surviving entity of the Company LLC Merger. The Company LLC, as the surviving entity of the Company LLC Merger, is sometimes referred to as the “Surviving LLC.”

2.2 The Company Merger. Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of the DGCL, at the Company Merger Effective Time, (a) Merger Sub II will be merged with and into the Company; (b) the separate corporate existence of Merger Sub II will cease; and (c) the Company will continue as the surviving corporation of the Company Merger and a wholly owned Subsidiary of

Parent. The Company, as the surviving corporation of the Company Merger, is sometimes referred to as the “Surviving Corporation” and, together with the Surviving LLC, sometimes referred to as the “Surviving Entities.”

2.3 The Effective Times.

(a) Company LLC Merger Effective Time. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Parent, Merger Sub I and the Company LLC will cause the Company LLC Merger to be consummated pursuant to the DLLCA by filing a certificate of merger in customary form and substance (the “Company LLC Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DLLCA (the time of such filing and acceptance for record by the Secretary of State of the State of Delaware, or such later time as may be agreed in writing by Parent, Merger Sub I and the Company LLC and specified in the Company LLC Certificate of Merger, being referred to herein as the “Company LLC Merger Effective Time”). In all cases, the Company Merger Effective Time shall occur immediately after the Company LLC Merger Effective Time.

(b) Company Merger Effective Time. Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, immediately after the Company LLC Certificate of Merger has been filed pursuant to Section 2.3(a), Parent, Merger Sub II and the Company will cause the Company Merger to be consummated pursuant to the DGCL by filing a certificate of merger in customary form and substance (the “Company Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the DGCL (the time of such filing and acceptance with the Secretary of State of the State of Delaware, or such later time as may be agreed in writing by Parent, Merger Sub II and the Company and specified in the Company Certificate of Merger in accordance with the DGCL, the “Company Merger Effective Time”). The Company Merger Effective Time will occur immediately after the Company LLC Merger Effective Time.

2.4 The Closing. The consummation of the Mergers will take place at a closing (the “Closing”) to occur (a) remotely via the exchange of documents by electronic transmission on a date to be agreed upon by Parent, Merger Sub II and the Company that is no later than the fifth (5th) Business Day after the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions) or (b) at such other time, location and date as Parent and the Company mutually agree in writing; provided that in no event will the Closing occur prior to April 6, 2026, without the prior written consent of Parent. The date on which the Closing actually occurs is referred to as the “Closing Date.”

2.5 Effect of the Mergers. At the Company LLC Merger Effective Time, the effect of the Company LLC Merger will be as set forth in this Agreement, the Company LLC Certificate of Merger and the applicable provisions of the DLLCA. Without limiting the generality of the foregoing, and subject thereto, at the Company LLC Merger Effective Time all (a) of the property, rights, privileges, powers and franchises of the Company LLC and Merger Sub I will vest in the Surviving LLC; and (b) debts, liabilities and duties of the Company LLC and Merger Sub I will become the debts, liabilities and duties of the Surviving LLC. At the Company Merger Effective Time, the effect of the Company Merger will be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Company Merger Effective Time all (i) of the property, rights, privileges, powers and franchises of the Company and Merger Sub II will vest in the Surviving Corporation; and (ii) debts, liabilities and duties of the Company and Merger Sub II will become the debts, liabilities and duties of the Surviving Corporation.

2.6 Treatment of Organizational Documents.

(a) Certificate of Incorporation of Surviving Corporation. At the Company Merger Effective Time, the Company Charter as in effect immediately prior to the Company Merger Effective Time will be amended and restated in its entirety to read as set forth on Exhibit A to this Agreement, and, as so amended and restated, will be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL and such certificate of incorporation, subject to the provisions of Section 6.10(b).

(b) Bylaws of Surviving Corporation. At the Company Merger Effective Time, the bylaws of the Surviving Corporation will be amended and restated to be in the form of the bylaws of Merger Sub II as in effect immediately prior to the Company Merger Effective Time (with the name of the Surviving Corporation being “OneStream, Inc.”), until thereafter amended in accordance with the applicable provisions of the DGCL, the certificate of incorporation of the Surviving Corporation and such bylaws, subject to the provisions of Section 6.10(b).

(c) Certificate of Formation of Surviving LLC. At the Company LLC Merger Effective Time, the certificate of formation of the Company LLC, as in effect immediately prior to the Company LLC Merger Effective Time, will remain unchanged and will become the certificate of formation of the Surviving LLC until thereafter amended in accordance with the applicable provisions of the DLLCA.

(d) LLC Agreement of Surviving LLC. At the Company LLC Merger Effective Time, the limited liability company agreement of Merger Sub I, as in effect immediately prior to the Company LLC Merger Effective Time will be amended and restated in its entirety to read as set forth on Exhibit B to this Agreement, and, as so amended and restated, will be the limited liability company agreement of the Surviving LLC (the “LLC Agreement”) until thereafter amended in accordance with the applicable provisions of the DLLCA and the LLC Agreement, subject to the provisions of Section 6.10(b).

2.7 Directors and Officers of the Surviving Entities.

(a) Directors. At the Company Merger Effective Time, the initial directors of the Surviving Corporation will be the directors of Merger Sub II as of immediately prior to the Company Merger Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.

(b) Officers of the Surviving Corporation. At the Company Merger Effective Time, the initial officers of the Surviving Corporation will be officers of the Company as of immediately prior to the Company Merger Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly appointed, or until their earlier death, resignation or removal.

2.8 Officers of the Surviving LLC. At the Company LLC Merger Effective Time, the initial officers of the Surviving LLC will be the officers of Merger Sub I as of immediately prior to the Company LLC Merger Effective Time, each to hold office in accordance with the LLC Agreement until their respective successors are duly appointed.

2.9 Effect of Mergers on Company LLC Units and Company Capital Stock.

(a) Company LLC Units. At the Company LLC Merger Effective Time, by virtue of the Company LLC Merger and without any action on the part of the Buyer Parties, the Company Parties or the holders of any of the following securities, the following will occur:

(i) each unit of limited liability company interests of Merger Sub I that is outstanding as of immediately prior to the Company LLC Merger Effective Time will be converted into one unit of limited liability company interests of the Surviving LLC, and thereupon each unit representing ownership of such limited liability company interests of Merger Sub I will thereafter represent ownership of limited liability company interests of the Surviving LLC;

(ii) each Company LLC Unit that is outstanding as of immediately prior to the Company LLC Merger Effective Time (other than Owned Company LLC Units) will be cancelled and extinguished and automatically converted into the right to receive, subject to Section 2.14, cash in an amount equal to $24.00, without interest thereon (the “Per Unit Price”), in accordance with the provisions of Section 2.11;

(iii) each Company LLC Unit that is held by any of the Company Parties, the Buyer Parties or any direct or indirect wholly owned Subsidiary of any of the Company Parties or Buyer Parties as of immediately prior to the Company LLC Merger Effective Time (each, an “Owned Company LLC Unit”) will be converted into one unit of limited liability company interests of the Surviving LLC, and thereupon each unit representing ownership of such Company LLC Unit will thereafter represent ownership of limited liability company units of the Surviving LLC; and

(iv) the Per Unit Price payable in respect of any Company LLC Units that are unvested or subject to forfeiture as of immediately prior to the Company LLC Merger Effective Time will be subject to the vesting terms and conditions as provided in the applicable Contracts governing such vesting or forfeiture.

(b) Company Capital Stock. Upon the terms and subject to the conditions set forth in this Agreement, at the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of the Buyer Parties, the Company Parties or the holders of any of the following securities, the following will occur:

(i) each share of common stock, par value $0.001 per share, of Merger Sub II that is outstanding as of immediately prior to the Company Merger Effective Time will be converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, and each certificate representing ownership of such shares of common stock of Merger Sub II will thereafter represent ownership of shares of common stock of the Surviving Corporation;

(ii) each share of Company Common Stock that is (A) held by the Company as treasury stock; (B) owned by the Buyer Parties; or (C) owned by any direct or indirect wholly owned Subsidiary of the Buyer Parties as of immediately prior to the Company Merger Effective Time (collectively, the “Owned Company Shares”) will automatically be cancelled and will cease to exist without any conversion thereof or consideration paid in exchange therefor;

(iii) each share of Company Class A Common Stock and Company Class D Common Stock that is issued and outstanding as of immediately prior to the Company Merger Effective Time (other than Owned Company Shares and Dissenting Company Shares) will be automatically converted into the right to receive, subject to Section 2.14, cash in an amount equal to $24.00, without interest thereon (the “Per Share Price”), in accordance with Section 2.11 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with Section 2.13); and

(iv) each share of Company Class B Common Stock and Company Class C Common Stock that is outstanding as of immediately prior to the Company Merger Effective Time (other than Owned Company Shares or Dissenting Company Shares) will, be automatically converted into the right to receive, subject to Section 2.14, cash in an amount equal to $0.0001 in accordance with Section 4.4 of the Company Charter, without interest thereon (the “Class B/C Per Share Price”), in accordance with Section 2.11 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in accordance with Section 2.13), it being understood that the aggregate amount that a holder of Company Class B Common Stock or Company Class C Common Stock will be entitled to receive pursuant to this Section 2.9(b)(iv) will be, if necessary, rounded up to the nearest whole cent.

(c) Adjustment to the Per Unit Price or Per Share Price. The Per Unit Price or Per Share Price will be adjusted appropriately (and subject to the terms of the Company Charter or the Company LLC Agreement, as applicable) to fully reflect the effect of any stock split, unit split, reverse unit or stock split, unit or stock distribution or dividend (including any dividend or other distribution of securities convertible into Company LLC Units or Company Capital Stock, as applicable), reorganization, recapitalization, reclassification, combination, exchange of shares or other similar change with respect to Company LLC Units or Company Capital Stock, as applicable, occurring on or after the date of this Agreement and prior to the Company LLC Merger Effective Time and the Company Merger Effective Time, as applicable, except, in each case, pursuant to any redemption, exchange or conversion of Company LLC Units or shares of Company Common Stock in accordance with the terms of the Company LLC Agreement or the Company Charter, as applicable.

(d) Statutory Rights of Appraisal.

(i) Dissenting Company Shares. Notwithstanding anything to the contrary in this Agreement, all shares of Company Common Stock that are issued and outstanding as of immediately prior to the Company Merger Effective Time and held by a holder, or owned by a Person, who has (A) neither voted in favor of the Company Merger nor consented to the Company Merger in writing and (B) properly demanded appraisal of such shares of Company Common Stock pursuant to, and in accordance with, Section 262 of the DGCL (such shares being referred to collectively as the “Dissenting Company Shares”) will not be converted into, or represent the right to receive, the Per Share Price or the Class B/C Per Share Price, as applicable, pursuant to this Section 2.9 but instead, such holders or other applicable Persons holding or owning the Dissenting Company Shares will be entitled only to such rights as are granted by Section 262 of the DGCL. Such holder or other applicable Person will be entitled to receive payment of the appraised value of such Dissenting Company Shares in accordance with the provisions of Section 262 of the DGCL. However, if, after the Company Merger Effective Time, such holder or other applicable Person fails to perfect, effectively withdraws or waives, or otherwise loses such Person’s right to appraisal of such Dissenting Company Shares pursuant to Section 262 of the DGCL or a court of competent jurisdiction determines that such Person is not entitled to the relief provided by Section 262 of the DGCL, such shares of Company Common Stock will be deemed to have been converted into, and to have become exchangeable for, as of the Company Merger Effective Time, the right to receive the Per Share Price or the Class B/C Per Share Price, as applicable, in accordance with this Agreement and will not thereafter be deemed to be Dissenting Company Shares.

(ii) Notification of Parent of Demands for Appraisal. The Company will give Parent (A) prompt notice of any demands for appraisal received by the Company, withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company in respect of any Dissenting Company Shares; and (B) the opportunity to participate in all negotiations and Legal Proceedings with respect to demands for appraisal pursuant to the DGCL in respect of any Dissenting Company Shares. The Company may not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for appraisal or settle or offer to settle any such demands for payment in respect of any Dissenting Company Shares. For purposes of this Section 2.9(d)(ii), “participate” means that Parent will be kept apprised of the proposed strategy and other significant decisions with respect to demands for appraisal pursuant to the DGCL in respect of any Dissenting Company Shares (to the extent that the attorney-client privilege between the Company and its counsel is not undermined or otherwise affected) and may offer comments or suggestions with respect to such demands, but Parent will not be afforded any decision-making power or other authority over such demands except for the payment, settlement or compromise consent set forth above.

2.10 Equity Awards.

(a) Treatment of Company RSUs.

(i) Vested Company RSUs. At the Company Merger Effective Time, each outstanding restricted stock unit (each, a “Company RSU”) under a Company Equity Plan that is vested (but not yet settled) at the Company Merger Effective Time or that vests as a result of the consummation of transactions contemplated by this Agreement (each, a “Vested Company RSU”) will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash (without interest) equal to (A) the total number of shares of Company Common Stock subject to such Vested Company RSU immediately prior to the Company Merger Effective Time multiplied by (B) the Per Share Price (such amount, the “Vested Company RSU Consideration”), less applicable Taxes required to be withheld with respect to such payment.

(ii) Unvested Company RSUs. At the Company Merger Effective Time, each outstanding Company RSU under a Company Equity Plan that is not a Vested Company RSU (each, an “Unvested Company RSU”) will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into a Converted Cash Award with respect to an aggregate amount in cash (without interest) equal to (A) the total number of shares of Company Common Stock subject to such Unvested Company RSU immediately prior to the Company Merger Effective Time multiplied by (B) the Per Share Price, less applicable Taxes required to be withheld with respect to such payment. Except as otherwise provided in this Section 2.10, each such Converted Cash Award assumed and converted pursuant to this Section 2.10(a)(ii) will continue to have, and will be subject to, the same vesting terms and conditions (including acceleration provisions upon a qualifying termination of employment, if any) as applied to the corresponding Unvested Company RSU immediately prior to the Company Merger Effective Time.

(b) Treatment of Company Options.

(i) Vested Company Options. At the Company Merger Effective Time, each outstanding option to purchase shares of Company Common Stock (each, a “Company Option”) under a Company Equity Plan that is vested at the Company Merger Effective Time (each, a “Vested Company Option”) will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash (without interest) equal to (A) the total number of shares of Company Common Stock subject to the Vested Company Option multiplied by (B) the excess, if any, of the Per Share Price over the exercise price per share of Company Common Stock under such Vested Company Option (such amount, the “Vested Company Option Consideration”), less applicable Taxes required to be withheld with respect to such payment. For the avoidance of doubt, any Vested Company Option that has an exercise price per share of Company Common Stock that is greater than or equal to the Per Share Price will be cancelled at the Company Merger Effective Time for no consideration or payment and without further action on the part of any Person.

(ii) Unvested Company Options. At the Company Merger Effective Time, each outstanding Company Option under a Company Equity Plan that is not a Vested Company Option (each, an “Unvested Company Option”) will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into a Converted Cash Award equal to (A) the total number of shares of Company Common Stock subject to such Unvested Company Option immediately prior to the Company Merger Effective Time multiplied by (B) the excess, if any, of the Per Share Price over the exercise price per share of Company Common Stock under such Unvested Company Option, less applicable Taxes required to be withheld with respect to such payment. Except as otherwise provided in this Section 2.10, each such Converted Cash Award assumed and converted pursuant to this Section 2.10(b)(ii) will continue to have, and will be subject to, the same vesting terms and conditions (including acceleration provisions upon a qualifying termination of employment, if any) as applied to the corresponding Company Option immediately prior to the Company Merger Effective Time. For the avoidance of doubt, any Unvested Company Option that has an exercise price per share of Company Common Stock that is greater than or equal to the Per Share Price will be cancelled at the Company Merger Effective Time for no consideration or payment and without further action on the part of any Person.

(c) Payment Procedures. At or prior to the Company Merger Effective Time, Parent will deposit (or cause to be deposited) with the Company (or, if requested by the Company, any applicable Subsidiary of the Company or the Company’s stock administrator), by wire transfer of immediately available funds, the applicable portion of the aggregate (i) Vested Company RSU Consideration and (ii) Vested Company Option Consideration. As promptly as reasonably practicable following the Closing Date, but in no event later than the second regularly scheduled payroll date following the Closing Date, each applicable former holder of Vested Company RSUs and

Vested Company Options will receive a payment from the Surviving Entities or their applicable Subsidiaries, through the applicable payroll system, payroll provider or stock administrator, of the Vested Company RSU Consideration and Vested Company Option Consideration required to be paid to such former holder pursuant to this Section 2.10. The Surviving Entities will pay (or cause to be paid, including through their applicable Subsidiaries) to the applicable holder thereof any portion of a Converted Cash Award that vests at any time, with such payment to be made no later than the second regularly scheduled payroll date following the date on which such portion vests.

(d) Necessary Further Actions. The Company Board will pass resolutions to provide for the treatment of Company Equity-Based Awards as provided in this Section 2.10 (including the satisfaction of the requirements of Rule 16b-3(e) promulgated under the Exchange Act).

(e) Treatment of Employee Stock Purchase Plan. Prior to the date hereof, the Company Board has approved resolutions to (i) freeze all participant payroll deduction elections in effect as of the date of this Agreement under the ESPP; (ii) provide that (A) no new purchase period will be commenced following the date of this Agreement under the ESPP; (B) there will be no increase in the amount of any participant’s payroll deduction elections under the ESPP or any contributions under the ESPP other than the previously elected payroll deductions in effect as of the date of this Agreement; (C) no individuals shall commence participation in the ESPP during the period from the date of this Agreement through the Company Merger Effective Time; (D) any offering period or purchase period under the ESPP that otherwise would be outstanding at the Company Merger Effective Time shall be terminated no later than the Closing Date, but prior to the Company Merger Effective Time; and (E) any adjustments that may be necessary or advisable to reflect the shortened offering period or purchase period be made, but otherwise treat such shortened offering period or purchase period as a fully effective and completed offering period or purchase period for all purposes pursuant to the ESPP; and (iii) provide for the exercise (as of no later than the Closing Date, but prior to the Company Merger Effective Time) of each outstanding purchase right pursuant to the ESPP. On such exercise date, the Company will apply the funds credited as of such date pursuant to the ESPP within each participant’s account to the purchase of whole shares of Company Common Stock and return any funds not applied to the purchase of whole shares of Company Common Stock to the participant, in each case, in accordance with the terms of the ESPP. Immediately prior to and effective as of the Company Merger Effective Time (but subject to the consummation of the Company Merger), the Company will terminate the ESPP.

2.11 Exchange of Certificates.

(a) Payment Agent. Prior to the Closing, Parent will (i) select a bank or trust company reasonably acceptable to the Company to act as the payment agent for the Mergers (the “Payment Agent”); and (ii) enter into a payment agent agreement, in form and substance reasonably acceptable to the Company, with such Payment Agent.

(b) Exchange Fund. At or prior to the Closing, Parent will deposit (or cause to be deposited) with the Payment Agent, by wire transfer of immediately available funds, for payment to the holders of shares of Company Common Stock and Company LLC Units pursuant to Section 2.9, an amount of cash equal to the aggregate consideration to which such holders of Company Common Stock and Company LLC Units become entitled pursuant to Section 2.9. Until disbursed in accordance with the terms and conditions of this Agreement, such cash will be invested by the Payment Agent, as directed by Parent or the Surviving Entities, in (i) obligations of or fully guaranteed by the United States or any agency or instrumentality thereof and backed by the full faith and credit of the United States with a maturity of no more than 30 days; (ii) commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively; or (iii) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10,000,000,000 (based on the most recent financial statements of such bank that are then publicly available) (such cash and any proceeds thereon, the “Exchange Fund”). To the extent that (A) there are any losses with respect to any investments of the Exchange Fund; (B) the Exchange Fund diminishes for any reason below the level required for the Payment Agent to promptly pay the cash amounts contemplated by Section 2.9; or (C) all or any portion of the Exchange Fund is unavailable for Parent (or the Payment Agent on behalf of Parent) to promptly pay the cash amounts contemplated by Section 2.9 for any reason, then Parent will, or will cause the Surviving Entities to, promptly replace or restore the amount of cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times fully available for distribution and maintained at a level sufficient for the Payment Agent to make the payments contemplated by Section 2.9. Any interest or other income from investment of the Exchange Fund will be payable to Parent or the Surviving Entities, as Parent directs.

(c) Exchange and Payment Procedures.

(i) Certificated Shares. Promptly following the Company Merger Effective Time (and in any event within one Business Day), Parent and the Surviving Entities will cause the Payment Agent to mail to each holder of record (as of immediately prior to the Company Merger Effective Time) of a certificate or certificates that immediately prior to the Company Merger Effective Time represented outstanding shares of Company Capital Stock (other than Dissenting Company Shares and Owned Company Shares) (the “Certificates”) and whose shares of Company Capital Stock were converted into the right to receive the consideration payable in respect thereof pursuant to Section 2.9, (A) a letter of transmittal in customary form (which will specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon delivery of the Certificates to the Payment Agent (or affidavit of loss in lieu of a Certificate as provided in Section 2.13)); and (B) instructions for use in effecting the surrender of the Certificates in exchange for the consideration payable in respect thereof pursuant to Section 2.9. Upon surrender to the Payment Agent of a Certificate (or affidavit of loss in lieu of a Certificate as provided in Section 2.13) for cancellation, together with such letter of transmittal, duly completed and validly executed, in accordance with the terms of such materials and instructions, the holder of such Certificate will be entitled to receive in exchange for the number of shares represented by such Certificate (and Parent will cause the Payment Agent to pay and deliver in exchange therefor as promptly as practicable) an amount in cash (less any applicable withholding Taxes required to be withheld in respect thereof) equal to the product obtained by multiplying (1) the aggregate number of shares of Company Capital Stock represented by such Certificate by (2) the Per Share Price or the Class B/C Per Share Price, as applicable. The Certificate so surrendered will be cancelled. The Payment Agent will accept Certificates upon compliance with such reasonable terms and conditions as the Payment Agent may impose to cause an orderly exchange thereof in accordance with customary exchange practices. No interest will be paid or accrued for the benefit of any holder of Certificates on the Per Share Price or the Class B/C Per Share Price, as applicable, on the amount payable upon the surrender of such Certificates pursuant to this Section 2.11(c)(i). Until so surrendered, the Certificates will be deemed from and after the Company Merger Effective Time to evidence only the right to receive the consideration payable in respect thereof pursuant to Section 2.9.

(ii) Uncertificated Shares. Notwithstanding anything to the contrary in this Agreement, any holder of shares of Company Common Stock held in book-entry form (the “Uncertificated Shares”) will not be required to deliver a Certificate or an executed letter of transmittal to the Payment Agent to receive the consideration payable in respect thereof pursuant to Section 2.9. In lieu thereof, each holder of record (as of immediately prior to the Company Merger Effective Time) of an Uncertificated Share that, immediately prior to the Company Merger Effective Time, represented an outstanding share of Company Capital Stock (other than Dissenting Company Shares and Owned Company Shares) and whose shares of Company Common Stock were converted into the right to receive the consideration payable in respect thereof pursuant to Section 2.9 will, upon receipt of an “agent’s message” in customary form (it being understood that the holders of Uncertificated Shares will be deemed to have surrendered such Uncertificated Shares upon receipt of an “agent’s message” or such other evidence, if any, as the Payment Agent may reasonably request) be entitled to receive (and Parent will cause the Payment Agent to pay and deliver as promptly as practicable) an amount in cash (less any applicable withholding Taxes required to be withheld in respect thereof) equal to the product obtained by multiplying (A) the aggregate number of shares of Company Capital Stock represented by such holder’s transferred Uncertificated Shares by (B) the Per Share Price or the Class B/C Per Share Price, as applicable. The

Uncertificated Shares so surrendered will be cancelled. The Payment Agent will accept transferred Uncertificated Shares upon compliance with such reasonable terms and conditions as the Payment Agent may impose to cause an orderly exchange thereof in accordance with customary exchange practices. No interest will be paid or accrued for the benefit of any holder of Uncertificated Shares on the amount payable upon the surrender of such Uncertificated Shares pursuant to this Section 2.11(c)(ii). Until so surrendered, Uncertificated Shares will be deemed from and after the Company Merger Effective Time to evidence only the right to receive the consideration payable in respect thereof pursuant to Section 2.9.

(iii) Company LLC Units. Notwithstanding anything to the contrary in this Agreement, any holder of Company LLC Units will not be required to deliver a certificate or other evidence thereof or an executed letter of transmittal to the Payment Agent to receive the consideration payable in respect thereof pursuant to Section 2.9. In lieu thereof, each holder of record (as of immediately prior to the Company LLC Merger Effective Time) of Company LLC Units (other than Owned Company LLC Units) that were converted into the right to receive the consideration payable in respect thereof pursuant to Section 2.9 will, upon receipt of an “agent’s message” in customary form (it being understood that the holders of Company LLC Units will be deemed to have surrendered such Company LLC Units upon receipt of an “agent’s message” or such other evidence, if any, as the Payment Agent may reasonably request) be entitled to receive (and Parent will cause the Payment Agent to pay and deliver as promptly as practicable) an amount in cash (less any applicable withholding Taxes required to be withheld in respect thereof) equal to the product obtained by multiplying (A) the aggregate number of Company LLC Units held by such holder as of immediately prior to the Company LLC Merger Effective Time by (B) the Per Unit Price. The Company LLC Units so surrendered will be cancelled. The Payment Agent will accept transferred Company LLC Units upon compliance with such reasonable terms and conditions as the Payment Agent may impose to cause an orderly exchange thereof in accordance with customary exchange practices. No interest will be paid or accrued for the benefit of any holder of Company LLC Units on the amount payable upon the surrender of such Company LLC Units pursuant to this Section 2.11(c)(iii). Until so surrendered, Company LLC Units will be deemed from and after the Company LLC Merger Effective Time to evidence only the right to receive the consideration payable in respect thereof pursuant to Section 2.9.

(d) DTC Payment. Prior to the Closing, Parent and the Company will cooperate to establish procedures with the Payment Agent and DTC with the objective that (i) if the Closing occurs at or prior to 11:30 a.m., Eastern time, on the Closing Date, then the Payment Agent will transmit to DTC or its nominees on the Closing Date an amount in cash, by wire transfer of immediately available funds, equal to the product obtained by multiplying (A) the number of shares of Company Common Stock (other than Owned Company Shares and Dissenting Company Shares) held of record by DTC or such nominee immediately prior to the Company Merger Effective Time by (B) the Per Share Price (such amount, the “DTC Payment”); and (ii) if the Closing occurs after 11:30 a.m., Eastern time, on the Closing Date, then the Payment Agent will transmit the DTC Payment to DTC or its nominees on the first Business Day after the Closing Date.

(e) Transfers of Ownership. Subject, in all cases, to the terms and conditions of the Company Charter, if a transfer of ownership of shares of Company Capital Stock is not registered in the stock transfer books or ledger of the Company, or if the consideration payable is to be paid in a name other than that in which the Certificates surrendered or transferred in exchange therefor are registered in the stock transfer books or ledger of the Company, then the aggregate consideration payable pursuant to Section 2.9 may be paid to a Person other than the Person in whose name the Certificate so surrendered or transferred is registered in the stock transfer books or ledger of the Company only if such Certificate is properly endorsed and otherwise in proper form for surrender and transfer and the Person requesting such payment has paid to Parent (or any agent designated by Parent) any transfer Taxes required by reason of the payment of the Per Share Price or the Class B/C Per Share Price, as applicable, to a Person other than the registered holder of such Certificate, or established to the satisfaction of Parent (or any agent designated by Parent) that such transfer Taxes have been paid or are otherwise not payable. Payment of the consideration payable with respect to Uncertificated Shares or Company LLC Units will only be made to the Person in whose name such Uncertificated Shares or Company LLC Units are registered in the stock transfer books or ledger of the Company LLC or the Company, as applicable.

(f) Escheat. Notwithstanding anything to the contrary in this Agreement, none of the Payment Agent, Parent, the Surviving Entities or any other Person will be liable to a holder of Company LLC Units or Company Stockholder, as applicable, for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificates, Uncertificated Shares or Company LLC Units have not been surrendered immediately prior to the date on which any cash in respect of such Certificate, Uncertificated Share or Company LLC Unit would otherwise escheat to or become the property of any Governmental Authority, then any such cash in respect of such Certificate, Uncertificated Share or Company LLC Unit will, to the extent permitted by applicable Law, become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.

(g) Distribution of Exchange Fund to Parent. Any portion of the Exchange Fund that remains undistributed to the holders of the Certificates, Uncertificated Shares or Company LLC Units on the date that is one year after the Closing Date will be delivered to Parent upon demand, and any holders of shares of Company Capital Stock or Company LLC Units that were issued and outstanding immediately prior to the Company Merger Effective Time or the Company LLC Merger Effective Time, as applicable, who have not theretofore surrendered or transferred their Certificates or Uncertificated Shares representing such shares of Company Capital Stock or Company LLC Units, as applicable, for exchange pursuant to this Section 2.11 will thereafter look solely to Parent for payment of the Per Unit Price, the Per Share Price or the Class B/C Per Share Price, as applicable, payable in respect of the Company LLC Units or shares of Company Capital Stock (subject to abandoned property, escheat or similar Laws), solely as general creditors thereof, for any claim to the Per Unit Price, the Per Share Price or the Class B/C Per Share Price, as applicable, to which such holders may be entitled pursuant to Section 2.9.

2.12 No Further Ownership Rights in Company LLC Units or Company Capital Stock. From and after the Company LLC Merger Effective Time and the Company Merger Effective Time, as applicable, (a) all Company LLC Units and shares of Company Capital Stock will no longer be outstanding and will automatically be cancelled and cease to exist; and (b) each holder of Company LLC Units or a Certificate or Uncertificated Shares previously representing any shares of Company Capital Stock will cease to have any rights with respect thereto, except the right to receive the consideration payable therefor in accordance with Section 2.9 (or in the case of Dissenting Company Shares, the rights pursuant to Section 2.9(d)). The consideration paid in accordance with the terms of this Article II upon conversion of any shares of Company Capital Stock or Company LLC Units will be deemed to have been paid in full satisfaction of all rights pertaining to such Company LLC Units or shares of Company Capital Stock, as applicable. From and after the Company LLC Merger Effective Time or the Company Merger Effective Time, as applicable, there will be no further registration of transfers on the records of the Surviving Entities of Company LLC Units or shares of Company Capital Stock that were issued and outstanding immediately prior to the Company LLC Merger Effective Time or the Company Merger Effective Time, as applicable, other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Company LLC Merger Effective Time or the Company Merger Effective Time. If, after the Company LLC Merger Effective Time or the Company Merger Effective Time, as applicable, Company LLC Units, Certificates or Uncertificated Shares are presented to the Surviving Entities for any reason, they will (subject to compliance with the exchange procedures of Section 2.11(c)) be cancelled and exchanged as provided in this Article II.

2.13 Lost, Stolen or Destroyed Certificates. In the event that any Certificates have been lost, stolen or destroyed, the Payment Agent will issue in exchange therefor, upon the making of an affidavit of that fact by the holder thereof, the Per Share Price or Class B/C Per Share Price, as applicable, payable in respect thereof pursuant to Section 2.9. Parent or the Payment Agent may, in its discretion and as a condition precedent to the payment of such Per Share Price or Class B/C Per Share Price, as applicable, require the owners of such lost, stolen or destroyed Certificates to deliver a bond in such amount as it may direct as indemnity against any claim that may be made against Parent, the Surviving LLC, the Surviving Corporation or the Payment Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

2.14 Required Withholding. Each of the Payment Agent, Parent, the Company LLC, the Company and the Surviving Entities will be entitled to deduct and withhold from any amounts payable pursuant to this Agreement to any Person such amounts as are required to be deducted or withheld therefrom pursuant to any applicable Laws. To the extent that such amounts are deducted or withheld and timely paid over to the appropriate Governmental Authority in accordance with the foregoing, such amounts will be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.

2.15 No Dividends or Distributions. No dividends or other distributions with respect to limited liability company interests of the Surviving LLC or the capital stock of the Surviving Corporation with a record date on or after the Company LLC Merger Effective Time or the Company Merger Effective Time, as applicable, will be paid to the holder of any unsurrendered Certificates, Company LLC Units or Uncertificated Shares.

2.16 Tax Treatment. Each of the Parties agrees that, for U.S. federal and applicable state and local Tax purposes, (a) the Company LLC Merger will be treated for purposes of the holders of the Company LLC Units (other than any Owned Company LLC Units) as a sale of the Company LLC Units in a transaction described in Section 741 of the Code, and (b) the Company Merger will be treated as a sale of the equity of the Company described in Section 1001 of the Code. Each Party agrees to file all U.S. federal income Tax Returns (and any applicable state and local income Tax Returns) consistently with the foregoing unless, and then solely to the extent, otherwise required by applicable Law pursuant to a final determination within the meaning of Section 1313(a) of the Code.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

With respect to any Section of this Article III, except (a) as disclosed in the Company SEC Reports at least one (1) Business Day prior to the date hereof (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Forward-Looking Statements,” “Quantitative and Qualitative Disclosures About Market Risk”); or (b) as set forth in the Company Disclosure Letter, the Company Parties represent and warrant to the Buyer Parties as follows:

3.1 Organization; Good Standing. Each Company Party (a) is a corporation or limited liability company duly organized or formed, validly existing and in good standing pursuant to the DGCL or the DLLCA, as applicable; and (b) has the requisite corporate or limited liability company power and authority, as applicable, to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets. Each Company Party is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties and assets owned or leased or the nature of its activities make such qualification necessary (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States), except where the failure to be so qualified or in good standing would not have a Company Material Adverse Effect. The Company is not in violation of the Company Charter or the Company Bylaws and the Company LLC is not in violation of the Company LLC Agreement.

3.2 Corporate Power; Enforceability. Assuming that the representations and warranties of the Buyer Parties in Section 4.7 are true and correct, (a) each Company Party has the requisite corporate or limited liability company power and authority, as applicable, to (i) execute and deliver this Agreement and any Transaction Document to which it is a party; (ii) perform its covenants under this Agreement and any Transaction Document to which it is a party; and (iii) subject to receiving the Requisite Stockholder Approval in the case of the Company Merger, consummate the Mergers. Assuming that the representations and warranties of the Buyer Parties in Section 4.7 are true and correct, the execution and delivery of this Agreement by each Company Party, the performance by each Company Party of its covenants and obligations hereunder, and the consummation of the Mergers have been duly authorized and approved by all necessary corporate action or limited liability company action on the part of each Company Party and no additional corporate or limited liability company actions on the part of any Company Party are necessary to authorize (i) the execution and delivery of this Agreement by each Company Party, (ii) the performance by each Company Party of its covenants under this Agreement, and, (iii) subject to receiving the Requisite Stockholder Approval, the consummation of the Mergers and the other transactions contemplated by each Transaction Document to which any Company Party is a party. This Agreement has been (and each Transaction Document to which any Company Party is a party will be) duly executed and delivered by each Company Party and, assuming the due authorization, execution and delivery by the Buyer Parties (or with respect to the Transaction Documents, the other signatories thereto), constitutes a legal, valid and binding obligation of each Company Party, enforceable against each Company Party in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally; and (B) is subject to general principles of equity (the “Enforceability Limitations”).

3.3 Company Board Approval; Fairness Opinion; Anti-Takeover Laws.

(a) Company Board Approval. The Company Board has (i) determined that this Agreement and the transactions contemplated hereby, including the Company Merger, are advisable, fair to and in the best interests of the Company and its stockholders; (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Company Merger; (iii) approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants in this Agreement, and the consummation of the Company Merger upon the terms and subject to the conditions set forth in this Agreement; (iv) directed that the adoption of this Agreement be submitted to a vote of the Company Stockholders; and (v) resolved to recommend that the Company Stockholders vote in favor of the adoption of this Agreement and the approval of the Company Merger in accordance with the DGCL (clause (v), the “Company Board Recommendation”). In its capacity as the sole manager of the Company LLC, the Company acting through the Company Board has determined that the Company LLC Merger is fair to, and in the best interests of, the Company LLC and the Company LLC Unitholders and has taken all necessary action to approve the execution and delivery of this Agreement by the Company LLC, the performance by the Company LLC of its covenants and other obligations hereunder, and the consummation of the Company LLC Merger upon the terms and conditions set forth herein for all purposes under the Company LLC Agreement and the DLLCA.

(b) Fairness Opinions.

(i) The Company Board has received the written opinion (or an oral opinion to be confirmed in writing) of Centerview Partners LLC to the effect that, as of the date of such opinion and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the Per Share Price to be received by the holders of shares of Company Class A Common Stock (other than as set forth in such opinion) pursuant to this Agreement is fair from a financial point of view to such holders. A written copy of such opinion will be provided promptly after the execution of this Agreement (on a confidential basis and solely for informational purposes) to Parent by the Company. It is understood that such opinion is for the benefit of the Company Board and may not be relied upon by any other Person.

(ii) The Company Board has received the written opinion (or an oral opinion to be confirmed in writing) of J.P. Morgan Securities LLC to the effect that, as of the date of such opinion and based upon and subject to the various matters, limitations, qualifications and assumptions set forth therein, the Per Share Price to be received by the holders of shares of Company Class A Common Stock pursuant to this Agreement is fair from a financial point of view to such holders. A written copy of such opinion will be provided promptly after the execution of this Agreement (on a confidential basis and solely for informational purposes) to Parent by the Company. It is understood that such opinion is for the benefit of the Company Board and may not be relied upon by any other Person.

(c) Anti-Takeover Laws. Assuming that the representations of the Buyer Parties set forth in Section 4.7 are true and correct, the Company Board has taken all necessary actions so that the restrictions on business combinations set forth in Section 203 of the DGCL and any other similar applicable “anti-takeover” Law will not be applicable to the Company Merger.

3.4 Requisite Stockholder Approval. Assuming that the representations and warranties of the Buyer Parties in Section 4.7 are true and correct, the affirmative vote or written consent of the holders of a majority of the voting power of the outstanding shares of Company Common Stock (voting together as a single class) entitled to vote to adopt this Agreement (the “Requisite Stockholder Approval”) is the only vote of the holders of any class or series of Company Capital Stock that is required pursuant to applicable Law, the Company Charter or the Company Bylaws to consummate the Company Merger. The approval of the Company, in its capacity as the sole manager of the Company LLC, is the only consent of the managers, members or holders of the Company LLC Units that is required pursuant to applicable Law or the Company LLC Agreement to consummate the Company LLC Merger. Assuming that the representations and warranties of the Buyer Parties in Section 4.7 are true and correct, the Persons listed on Exhibit D hold sufficient shares of Company Common Stock to provide the Requisite Stockholder Approval. The execution and delivery to the Company of the Stockholder Written Consent, duly executed by the Persons listed on Exhibit D, will be sufficient to approve and adopt this Agreement and the Mergers in accordance with Section 228 and Section 251(c) of the DGCL, the Company Charter and the Company Bylaws.

3.5 Non-Contravention. Assuming that the representations and warranties of the Buyer Parties in Section 4.7 are true and correct and subject to obtaining the Requisite Stockholder Approval, the execution and delivery of this Agreement by the Company Parties, the performance by the Company Parties of their respective covenants under this Agreement, and the consummation of the Mergers do not (a) violate or conflict with any provision of the Company Charter, the Company Bylaws or the Company LLC Agreement; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with or without notice or lapse of time, or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, require any Consent under, or result in a right of termination or acceleration pursuant to any Material Contract; (c) assuming compliance with the matters referred to in Section 3.6, violate or conflict with any Law applicable to the Company or any of its Subsidiaries or by which any of their respective properties or assets are bound; or (d) result in the creation of any lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or liens that would not (x) have a Company Material Adverse Effect or (y) prevent, materially delay or materially impede the ability of the Company Parties to consummate the Mergers.

3.6 Requisite Governmental Approvals. No Consent, authorization of, filing or registration with, or notification to any Governmental Authority is required on the part of the Company in connection with the (a) execution and delivery of this Agreement by the Company Parties; (b) performance by the Company Parties of their respective covenants pursuant to this Agreement; or (c) consummation of the Mergers, except (i) the filing of the Company LLC Certificate of Merger and the Company Certificate of Merger with the Secretary of State of the State of Delaware and such filings with Governmental Authorities to satisfy the applicable Laws of states in which the Company and its Subsidiaries are qualified to do business; (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; (iii) compliance with any applicable requirements of the HSR Act, any applicable foreign Antitrust Laws or any applicable Investment Screening Laws; and (iv) such other Consents, authorizations of, filing or registration with, or notification to any Governmental Authority the failure of which to be made or obtained, as applicable, would not (x) have a Company Material Adverse Effect or (y) prevent, materially delay or materially impede the ability of the Company Parties to consummate the Mergers.

3.7 Company Capitalization.

(a) Capital Stock and Related Matters.

(i) Authorized Capital Stock and Stock Reservation. The authorized capital stock of the Company consists of (A) 2,500,000,000 shares of Company Class A Common Stock; (B) 300,000,000 shares of Company

Class B Common Stock, (C) 300,000,000 shares of Company Class C Common Stock; (D) 600,000,000 shares of Company Class D Common Stock; and (E) 100,000,000 shares of Company Preferred Stock. As of the Capitalization Date, the Company has authorized (1) 56,240,064 shares of Company Class A Common Stock for issuance pursuant to the 2024 Plan; and (2) 13,152,192 shares of Company Class A Common Stock for issuance pursuant to the ESPP.

(ii) Current Capitalization. As of the Capitalization Date, (A) 93,319,973 shares of Company Class A Common Stock were issued and outstanding; (B) no shares of Company Class B Common Stock were issued and outstanding; (C) 55,694,730 shares of Company Class C Common Stock were issued and outstanding; (D) 96,205,587 shares of Company Class D Common Stock were issued and outstanding; (E) no shares of Company Preferred Stock were issued and outstanding; (F) 245,219,290 Company LLC Units were outstanding; (G) Company RSUs covering 5,630,514 shares of Company Common Stock were outstanding; and (H) Company Options to acquire 14,466,199 shares of Company Common Stock with an exercise price per share less than the Per Share Price were outstanding.

(iii) Company Equity-Based Awards. The Company has made available a true and complete list, as of the Capitalization Date, of (i) each Company Equity-Based Award; (ii) the name or employee ID of the Company Equity-Based Award holder (to the extent permissible under applicable Law); (iii) the number of shares of Company Common Stock underlying each Company Equity-Based Award; (iv) the date on which the Company Equity-Based Award was granted; (v) the Company Equity Plan under which the Company Equity-Based Award was granted; (vi) the vesting schedule with respect to the Company Equity-Based Award, including any right of acceleration of such vesting schedule; (vii) the exercise price per share of each Company Equity-Based Award, if applicable; and (viii) the expiration date of each Company Equity-Based Award, if applicable.

(iv) Validity; No Other Issuances. All outstanding shares of Company Capital Stock are validly issued, fully paid, nonassessable and free of any preemptive rights. Since the close of business on the Capitalization Date until the date of this Agreement, the Company has not issued or granted any Company Securities other than pursuant to the exercise, vesting, or settlement of Company Equity-Based Awards granted prior to the date of this Agreement or pursuant to any redemption, exchange or conversion of Company LLC Units or shares of Company Common Stock in accordance with the terms of the Company LLC Agreement or the Company Charter, as applicable, commenced following the Capitalization Date.

(b) No Other Company Securities. Except as set forth in this Section 3.7 and Section 3.7 of the Company Disclosure Letter, as of the Capitalization Date there were (i) no outstanding shares of capital stock of, or other equity or voting interest in, the Company Parties; (ii) other than the Company Equity-Based Awards or as contemplated by the Company LLC Agreement and the Company Charter, no outstanding securities of the Company Parties convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) other than the Company Equity-Based Awards or as contemplated by the Company LLC Agreement and the Company Charter, no outstanding options, warrants or other rights or binding arrangements to acquire from the Company Parties, or that obligate the Company Parties to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company Parties; (iv) no outstanding shares of restricted stock, restricted stock units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, the Company, in each case issued or granted by the Company Parties (the items in clauses (i), (ii), (iii) and (iv), collectively with the Company Capital Stock and Company LLC Units, the “Company Securities”); (v) no voting trusts, proxies or similar arrangements or understandings to which any Company Party is a party or by which any Company Party is bound with respect to the voting of any shares of capital stock of, or other equity or voting interest in, the Company Parties; (vi) except as provided in the Company Charter, Company Bylaws, the Company LLC Agreement, the Company TRA or the Stockholders’ Agreement, no obligations or binding commitments of any character restricting the transfer by the Company Parties of any shares of capital stock of, or other equity or voting interest in, the Company Parties to which any Company Party is a party or by which it is bound; and (vii) other than the Company Equity-Based Awards or as contemplated by the Company LLC Agreement and the Company Charter, no other obligations by the Company to make any payments based on the price or value of any Company Securities. Except as contemplated by the Company LLC Agreement, the Company Charter and the Company TRA, no Company Party is a party to any Contract that obligates it to repurchase, redeem or otherwise acquire any Company Securities. There are no accrued and unpaid dividends with respect to any outstanding shares of Company Capital Stock or Company LLC Units. The Company does not have a stockholder rights plan in effect.

(c) No Other Rights. Except as contemplated by the Registration Rights Agreement and the Stockholders’ Agreement, the Company is not a party to any Contract relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any Company Securities.

3.8 Subsidiaries.

(a) Matters Related to Organization of Subsidiaries. Section 3.8(a) of the Company Disclosure Letter contains a true, correct and complete list of the name and jurisdiction of organization or formation of each Subsidiary of the Company LLC. Each Subsidiary of the Company is also a Subsidiary of the Company LLC. Each Subsidiary of the Company LLC (i) is duly organized or formed, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization or formation (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States); and (ii) has the requisite corporate or entity power and authority to carry on its respective business as it is presently being conducted and to own, lease or operate its respective properties and assets, except where the failure to be in good standing would not have a Company Material Adverse Effect. Each Subsidiary of the Company LLC is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States), except where the failure to be so qualified or in good standing would not have a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the certificates of incorporation, bylaws and other similar organizational documents of each “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X promulgated by the SEC) of the Company LLC, each as amended to date. No Subsidiary of the Company LLC is in violation of its charter, bylaws or other similar organizational documents, except for such violations that would not have a Company Material Adverse Effect.

(b) Capital Stock of Subsidiaries. All of the outstanding capital stock of, or other equity or voting interest in, each Subsidiary of the Company LLC (i) has been duly authorized, validly issued, fully paid, nonassessable and free of any preemptive rights; and (ii) except for director’s qualifying or similar shares, is owned, directly or indirectly, by the Company, free and clear of all liens (other than Permitted Liens) and any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interest) that would prevent such Subsidiary from conducting its business as of the Company LLC Merger Effective Time in substantially the same manner that such business is conducted on the date of this Agreement.

(c) No Other Interests in Subsidiaries. There are no outstanding (i) securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company LLC; (ii) options, warrants or other rights or arrangements obligating the Company or any of its Subsidiaries to acquire or redeem from any Subsidiary of the Company LLC, or that obligate any Subsidiary of the Company LLC to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for, shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company LLC; or (iii) obligations of any Subsidiary of the Company LLC to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, such Subsidiary to any Person other than the

Company or one of its Subsidiaries. No Company Party owns any equity interests of any Person that is not a Subsidiary.

3.9 Company SEC Reports. The Company has timely filed with or furnished to the SEC all schedules, registration statements, prospectuses, forms, reports and documents that have been required to be filed by it pursuant to applicable Laws since the Lookback Date and prior to the date of this Agreement (such forms, reports and documents, the “Company SEC Reports”). Each Company SEC Report complied as to form, as of its filing date, or, if amended or superseded by a subsequent filing made prior to the date of this Agreement, as of the date of the last such amendment or superseding filing prior to the date of this Agreement, in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, each as in effect on the date that such Company SEC Report was filed. True, correct and complete copies of all Company SEC Reports are publicly available in the SEC’s EDGAR database. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), each Company SEC Report did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Subsidiary of the Company is required to file any forms, reports or documents with the SEC. As of the date of this Agreement, there are no unresolved comments in comment letters received from the SEC with respect to the Company SEC Reports. As of the date of this Agreement, none of the Company SEC Reports is, to the Knowledge of the Company, the subject of ongoing SEC review.

3.10 Company Financial Statements; Internal Controls.

(a) Company Financial Statements. The consolidated financial statements of the Company and its Subsidiaries filed with the Company SEC Reports (i) complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act, the Sarbanes-Oxley Act and the published rules and regulations of the SEC with respect thereto in effect at the time of such filing; (ii) were prepared in accordance with GAAP (except as may be indicated in the notes thereto or as otherwise permitted by Form 10-Q with respect to any financial statements filed on Form 10-Q); and (iii) fairly present, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended. No independent auditor has withdrawn, or has advised the Company or its Subsidiaries in writing that it intends to withdraw, its audit opinion with respect to any financial statements contained in any of the Company’s filings with the SEC. Except as have been described in the Company SEC Reports, there are no unconsolidated Subsidiaries of the Company or any off-balance sheet arrangements of the type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated by the SEC.

(b) Disclosure Controls and Procedures. The Company has established and maintains “disclosure controls and procedures” and “internal control over financial reporting” (in each case as defined pursuant to Rule 13a-15 and Rule 15d-15 promulgated under the Exchange Act). The Company’s disclosure controls and procedures are reasonably designed to ensure that all (i) material information required to be disclosed by the Company in the reports that it files or furnishes pursuant to the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC; and (ii) such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Since December 31, 2024, and through the date of this Agreement, to the Knowledge of the Company, no events have occurred such that management would not be able to complete its assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2025, and conclude, after such assessment, that such system was effective. Since the Lookback Date, the principal executive officer and principal financial officer of the Company have each made all certifications required by the Sarbanes-Oxley Act. Neither the Company nor its principal executive officer or principal financial officer has received notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.

(c) Internal Controls. The Company has established and maintains a system of internal accounting controls that are effective in all material respects in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements in accordance with GAAP, including policies and procedures that (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company and its Subsidiaries are being made only in accordance with appropriate authorizations of the Company’s management and the Company Board; and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company and its Subsidiaries. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm has identified or been made aware of (A) any significant deficiency or material weakness (each as defined in Rule 13a-15(f) of the Exchange Act) in the system of internal control over financial reporting utilized by the Company and its Subsidiaries that has not been subsequently remediated; or (B) any fraud that has not been subsequently remediated that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries.

3.11 No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any liabilities of a nature required to be reflected or reserved against on a balance sheet prepared in accordance with GAAP, other than liabilities (a) reflected or otherwise reserved against in the Audited Company Balance Sheet or in the consolidated financial statements of the Company and its Subsidiaries (including the notes thereto) included in the Company SEC Reports filed prior to the date of this Agreement; (b) arising pursuant to this Agreement or incurred in connection with the transactions contemplated by this Agreement; (c) incurred in the ordinary course of business since the date of the Audited Company Balance Sheet; (d) arising in connection with obligations under any executory Contract (except to the extent such liabilities arose or resulted from a breach or a default of such Contract); or (e) that would not have a Company Material Adverse Effect.

3.12 Absence of Certain Changes.

(a) No Company Material Adverse Effect. Since the date of the Audited Company Balance Sheet, through the date of this Agreement, there has not occurred a Company Material Adverse Effect.

(b) Forbearance. Since the date of the Audited Company Balance Sheet through the date of this Agreement, (i) the business of the Company and its Subsidiaries has been conducted in the ordinary course of business, in all material respects; and (ii) the Company has not taken any action that, if taken or proposed to be taken after the date of this Agreement, would be prohibited by Section 5.2(a), Section 5.2(b), Section 5.2(d), Section 5.2(e), Section 5.2(f), Section 5.2(g), Section 5.2(h), Section 5.2(l) or Section 5.2(s) (with respect to any of the foregoing).

3.13 Material Contracts.

(a) Material Contracts. Section 3.13(a) of the Company Disclosure Letter contains a true, correct and complete list of all Material Contracts to or by which the Company or any of its Subsidiaries is a party or is bound as of the date of this Agreement (other than (i) any Material Contracts contemplated by clause (i) of the definition of “Material Contract,” (ii) any Material Contracts which have otherwise been made publicly available pursuant to the Company SEC Reports), and, a true, correct and complete copy of each Material Contract has been made available to Parent, or has been publicly made available on EDGAR (expressly excluding purchase orders, acknowledgements, and similar documents) and (iii) Company Benefit Plans.

(b) Validity. (i) Each Material Contract is valid and binding on the Company or each such Subsidiary of the Company Party thereto and, to the Knowledge of the Company, on the other party or parties thereto, and is in full force and effect, except for such failures to be valid and binding or in full force and effect that would not have a Company Material Adverse Effect; and (ii) none of the Company, any of its Subsidiaries party thereto nor, to the Knowledge of the Company, any other party thereto, is in breach of or default pursuant to any Material Contract, and no event has occurred that would constitute such a breach or default pursuant to any Material Contract by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other party thereto, except for such breaches and defaults that would not have a Company Material Adverse Effect. As of the date of this Agreement, neither the Company nor any of its Subsidiaries have received written notice that such other party intends to terminate, not renew (other than with respect to Leases) or renegotiate in any material respects the terms of any such Material Contract, except for such notices to terminate, fail to renew or renegotiate that would not have a Company Material Adverse Effect.

3.14 Government Contracts

(a) Section 3.14(a) of the Company Disclosure Letter sets forth a complete list of each Government Contract, Government Bid, and Teaming Agreement, in each case, with respect to which the Company or any of its Subsidiaries recognized revenues in excess of $1,000,000, or paid amounts to any Governmental Authority in excess of $1,000,000, during the Company’s fiscal year ended December 31, 2024, including the contract number, the award/effective date, and all parties to the contract for which a final payment has not been received (“Active Government Contract”). The Company has made available to Parent correct and complete copies of all such Active Government Contracts, Government Bids, and Teaming Agreements listed in Section 3.14(a) of the Company Disclosure Letter.

(b) Except as would not reasonably be expected to be material to the Company, to the Knowledge of the Company, (i) all Active Government Contracts were legally awarded and are valid and binding in all material respects on the parties thereto, (ii) no Active Government Contract is currently the subject of a bid protest Legal Proceeding, and (iii) no Governmental Authority, prime contractor, or higher-tier subcontractor has notified the Company in writing or, to the Knowledge of the Company, orally of the intention to cancel or reduce the value of any Active Government Contract or to seek the Company’s agreement to lower rates under any Active Government Contract; provided, however, for the avoidance of doubt, by making the representation in clause (iii), the Company is not providing a guaranty that the Company will achieve any specific revenue amounts following the Closing.

(c) Except as set forth on Section 3.14(c) of the Company Disclosure Letter, the execution, delivery, or performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not require the termination of any Active Government Contract, or result in a material violation, breach, or default of any term or provision of any Active Government Contract, except for such terminations, violations, breaches, or defaults that would not reasonably be expected to be material to the Company.

(d) Except as would not reasonably be expected to be material to the Company, in the past six (6) years, the Company and its Subsidiaries have complied with (i) all terms and conditions of each Government Contract and each Government Bid, (ii) each obligation required to be performed under each Government Contract, and (iii) the requirements of all applicable Laws pertaining to each Government Contract and each Government Bid and no Governmental Authority, prime contractor, or higher-tier subcontractor under any Government Contract, has notified the Company or any of its Subsidiaries in writing of any actual or alleged violation or breach of any Government Contract or Government Bid.

(e) Except as would not reasonably be expected to be material to the Company or any of its Subsidiaries, neither the Company nor any of its Subsidiaries, nor any of their respective Principals as defined in FAR 2.101 (“Principals”) or managers or, to the Knowledge of the Company, any of their respective employees is or has been (i) debarred, suspended, proposed for suspension or debarment, listed as an excluded party on the System for Award Management, or otherwise excluded from participation in the award or performance of any Government Contract for or with any Governmental Authority, or is or was, the subject of a finding of non-responsibility or ineligibility for Government Contracts (excluding for this purpose ineligibility to bid on certain contracts due to generally applicable bidding requirements).

(f) Except as would not reasonably be expected to be material to the Company, the Company and its Subsidiaries have complied with all applicable requirements related to data security, cybersecurity, and physical security systems and procedures under its Government Contracts, including, as applicable, compliance with DFARS 252.204-7012, DFARS 252.204-7021, and NIST 800-171. Except as would not reasonably be expected to be material to the Company, since the Lookback Date, the Company and its Subsidiaries have not experienced any breach of data security or any compromise to cybersecurity, whether physical or electronic, that resulted in a requirement to report such incident pursuant to DFARS 252.204-7012.

(g) The Company and its Subsidiaries are in compliance in all material respects with all applicable FedRAMP security requirements.

3.15 Real Property.

(a) Owned Real Property. Neither the Company nor any of its Subsidiaries (i) owns or has ever owned any real property and (ii) is a party to any agreement to purchase or acquire any real property.

(b) Leased Real Property. Section 3.15(b) of the Company Disclosure Letter contains a true, correct and complete list, as of the date of this Agreement, of all of the existing leases, subleases, licenses or other agreements pursuant to which the Company or any of its Subsidiaries uses or occupies, or has the right to use or occupy in any capacity, now or in the future, any real property with annual base rent in excess of $250,000 (such property, together with all buildings and other structures, facilities or leasehold improvements, currently or hereafter located therein and leased by the Company or its Subsidiaries, the “Leased Real Property,” and each such lease, sublease, license or other agreement, together with all amendments, modifications, guaranties and supplements thereto and assignments and subleases thereof, a “Lease”). The Company has made available to Parent true, correct and complete copies of all Leases (including all modifications and amendments thereto). Except as would not have a Company Material Adverse Effect , as of the date of this Agreement, (i) the Company or one of its Subsidiaries has valid leasehold or subleasehold estates in, or licensee rights or other right to access, use or occupy, as applicable, the Leased Real Property, free and clear of all Liens (other than Permitted Liens); (ii) neither the Company nor any of its Subsidiaries is in breach of or default pursuant to any Lease, nor to the Knowledge of the Company, does there exist a fact or circumstance that, with the passing of time or the giving of notice, would become a breach or default pursuant to any Lease or permit the termination, modification or acceleration of rent under such Lease; (iii) each Lease is legal, valid, binding, enforceable and in full force and effect, except as such enforceability may be limited by the Enforceability Limitations; (iv) the Company has not subleased, licensed or otherwise granted any Person the right to use or occupy any portion of such Leased Real Property; (v) neither the Company nor any of its Subsidiaries has received any written notice of any violation of any Laws that remains uncured, or any pending or threatened condemnation or similar proceedings; (vi) the Company and its Subsidiaries, and, to the Knowledge of the Company, each of the other parties thereto, has performed in all material respects all obligations required to be performed by it under each Lease to date; and (vii) neither the Company nor any of its Subsidiaries have exercised or given or received any notice of exercise, of any option, right of first offer or right of first refusal contained in any such Lease that has not yet taken effect. To the Knowledge of the Company, the Leased Real Property is (i) in condition and repair suitable for the conduct of the Company’s business currently conducted, subject to ordinary wear and tear (consistent with the age of such premises) and (ii) all the real property used and necessary for the conduct of the Company’s businesses as currently conducted, free and clear of all Liens (other than Permitted Liens).

3.16 Environmental Matters. Except as would not have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries: (a) has failed to comply with any Environmental Law; (b) has received any written notice alleging that the Company or any Subsidiary has violated, or has any liability under, any applicable Environmental Law; (c) has transported, produced, processed, manufactured, generated, used, treated, handled, stored, released, disposed or arranged for disposal of, or owned or operated any property or facility contaminated by any Hazardous Substances so as to give rise to any liability (contingent or otherwise) pursuant to any applicable Environmental Law; (d) has exposed any person to Hazardous Substances so as to give rise to any liability pursuant to any applicable Environmental Law; or (e) is a party to or is the subject of any pending or, to the Knowledge of the Company, threatened Legal Proceeding that is (i) alleging the noncompliance by the Company or any of its Subsidiaries with any Environmental Law; or (ii) seeking to impose any financial responsibility for any investigation, cleanup, removal or remediation pursuant to any Environmental Law.

3.17 Intellectual Property.

(a) Registered Intellectual Property. Section 3.17(a) of the Company Disclosure Letter sets forth a true, correct and complete list of all Company Registered Intellectual Property as of the date of this Agreement, specifying as to each such item, as applicable, the registered owner, jurisdiction, registration or application number and registration or application date therefor. The Company and its Subsidiaries have maintained all material Company Registered Intellectual Property in the ordinary course consistent with reasonable business practices, and have used reasonable business judgement in its prosecution, maintenance, and abandonment of Company Registered Intellectual Property.

(b) Ownership. Except as would not be expected to be, individually or in the aggregate, material to the Company or any of its Subsidiaries, the Company or its Subsidiaries solely and exclusively own all right, title, and interest, free and clear of all encumbrances other than Permitted Liens, in and to the Company Intellectual Property. Except as provided for under Law, there are no material restrictions or prohibitions on the Company or its Subsidiaries’ right to sell any product or service of the Company or any of its Subsidiaries, or to use, transfer or license any Company Intellectual Property. Except as would not be expected to be, individually or in the aggregate, material to the Company or any of its Subsidiaries, the Company and its Subsidiaries have executed valid and enforceable written agreements with all Persons (including all of its past and present founders, employees, consultants and independent contractors) who have contributed to the creation, generation, conception, discovery, development or reduction to practice of any material Company Intellectual Property pursuant to which such Persons have presently assigned to the Company or its Subsidiaries all of their rights, title and interest in and to all Intellectual Property Rights (to the extent assignable) created, generated, conceived, discovered, developed or reduced to practice in the course of their employment or retention thereby or otherwise provided to and used by the Company or its Subsidiaries (or ownership of all such Intellectual Property Rights has otherwise fully vested in the Company or its Subsidiaries by operation of Law).

(c) Confidentiality. The Company and its Subsidiaries have taken reasonable steps to safeguard and maintain the secrecy of material Trade Secrets of the Company and its Subsidiaries, or of a third-party and in the possession or under the control of, the Company or any of its Subsidiaries. Without limiting the foregoing, and except as would not be expected to be, individually or in the aggregate, material to the Company or any of its Subsidiaries, neither the Company nor any of its Subsidiaries have disclosed any material Trade Secrets of the Company or its Subsidiaries to any other Person unless such disclosure was under an appropriate written non-disclosure agreement containing appropriate limitations on use, reproduction, and disclosure.

(d) No Restrictive Legal Proceeding or Order. No material Company Intellectual Property is subject to any Legal Proceeding or outstanding order against the Company or any of its Subsidiaries, in effect as of the date of this Agreement, prohibiting or restricting the Company or any of its Subsidiaries from using, transferring or licensing thereof, except as would not be expected to be, individually or in the aggregate, material to the Company or any of its Subsidiaries.

(e) IP Contracts. Section 3.17(e) of the Company Disclosure Letter sets forth a complete and accurate list of Contracts material to the business of the Company and its Subsidiaries that are in effect as of the date of this Agreement and pursuant to which:

(i) the Company or any of its Subsidiaries has granted a license or other right to a third Person in or to any material Company Intellectual Property or other Intellectual Property Rights, other than any (A) non-disclosure agreements and rights to use feedback; (B) non-exclusive licenses granted by the Company with respect to, or otherwise in connection with its provision of, its products and services in the ordinary course of business; (C) non-exclusive licenses authorizing limited use of brand materials or other Marks that are incidental to the provision of services to or by the Company or its Subsidiaries pursuant to the Contract; and (D) non-exclusive licenses to employees or other service providers solely for their provision of services to the Company or its Subsidiaries;

(ii) a third Person has licensed or granted any other right to any material Intellectual Property Rights to the Company or any of its Subsidiaries, other than any (A) non-disclosure agreements and rights to use feedback; (B) non-exclusive licenses for commercially available off-the-shelf technology or software (including software-as-a-service) on standard terms entered into in the ordinary course of business; (C) any licenses for Open Source Materials; (D) Contracts with Service Providers entered into in the ordinary course of business and containing the assignment of, or license of, any Intellectual Property Rights to the Company and its Subsidiaries; (E) non-exclusive licenses authorizing limited use of brand materials or other Marks that are incidental to the provision of services to or by the Company or its Subsidiaries pursuant to the Contract; and (F) licenses granted by customers solely for the provision of services to such customer;

(iii) the Company or any of its Subsidiaries have (A) developed or agreed to develop material Intellectual Property Rights for a third Person; or (B) had a third Person develop or agree to develop material Intellectual Property Rights on their behalf other than employees or independent contractors pursuant to the Company’s standard applicable invention assignment agreement;

(iv) the Company or any of its Subsidiaries have transferred or have agreed to transfer material Intellectual Property Rights to a third Person; or

(v) the Company or its Subsidiaries entered into any material settlement, co-existence, or covenant not to sue Contract to which the Company or any of its Subsidiaries is a party that materially limits the Company’s rights and ability to exploit the Company Intellectual Property (all such Contracts that are, or are required to be, listed under clauses (i), (ii), (iii), (iv) or (v) of this Section 3.17(e), the “IP Contracts”).

(f) No Infringement. (i) The operation of any of the businesses of the Company and its Subsidiaries does not infringe, misappropriate or otherwise violate the Intellectual Property Rights of any third Person and, since the Lookback Date, has not infringed, misappropriated or otherwise violated the Intellectual Property Rights of any third Person, except where such infringement, misappropriation, or other violation is not material to the business of the Company and its Subsidiaries; and (ii) to the Knowledge of the Company, no Person is infringing, misappropriating or otherwise violating and, since the Lookback Date, has not infringed, misappropriated or otherwise violated any Company Intellectual Property. Notwithstanding anything to the contrary in this Agreement, this Section 3.17(f) and Section 3.17(g) contain the only representations or warranties made by the Company with respect to infringement or misappropriation of Intellectual Property Rights of any third Person.

(g) No Notice of Infringement. Since the Lookback Date, neither the Company nor any of its Subsidiaries, nor any of their respective Representatives, have received written notice from any third Person (i) alleging that the Company’s or any of its Subsidiaries’ products or services or the operation of any of their businesses infringes or misappropriates the Intellectual Property Rights of any third Person; or (ii) challenging the validity or enforceability of the Company’s or any of its Subsidiaries’ ownership rights in any Company Intellectual Property. Since the Lookback Date, neither the Company nor any of its Subsidiaries has made or asserted any written notice alleging infringement or misappropriation of any Company Intellectual Property or challenging the validity or enforceability of any Intellectual Property Rights of any third Person.

(h) Source Code Escrow. Except as would not be material to the business of the Company or its Subsidiaries, neither the Company nor any of its Subsidiaries has disclosed, licensed, made available or delivered to any escrow agent or other Person any of the material source code for any Company Software (except such a

Person that is a third-party service provider or other agent obligated in writing to (i) maintain the confidentiality of, and not disclose, such source code and (ii) use such source code only in the provision of services to the Company or any of its Subsidiaries), and, as of the date of this Agreement, no event has occurred that would legally require the Company or any of its Subsidiaries to do any of the foregoing. Neither this Agreement nor the consummation of the Mergers will result in the disclosure, license, or making available or delivery to a third party of any material source code included in the Company Software (including any release from escrow of any such source code).

(i) Open Source Software. The Company and its Subsidiaries have not used open source software made available by a third Person in any manner that, with respect to any Company Software, (i) requires its disclosure or distribution in source code form (or in any form other than binary form); (ii) requires the licensing thereof for the purpose of making derivative works or under terms that would purport to allow any such Company Software to be reverse engineered, reverse assembled or disassembled; or (iii) imposes any restriction on the consideration to be charged for the distribution thereof, in each case that would be material to the business of the Company. With respect to any open source software that is incorporated or embedded into, linked or called by, or otherwise used in the Company Software, the Company or the applicable Subsidiary is materially in compliance with all applicable Open Source Licenses with respect thereto.

(j) Information Technology. Except as would not reasonably be expected to be material to the Company or any of its Subsidiaries, the Systems are free from any material defect, bug, viruses, worms, Trojan horses, keylogger software, embedded fault, or such code or programs or malicious code designed or intended to have, or capable of performing or without user intent will cause, any of the following functions: (A) disrupting, disabling, harming, or otherwise impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed; (B) compromising the privacy or data security of a user or data; (C) intentionally designed to permit unauthorized access to a computer or network, unauthorized access to or disablement or erasure of software, hardware, or data, or any other similar type of unauthorized activities; (D) resulting in a loss of data; or (E) otherwise adversely impacting the conduct of the business. The Systems have not malfunctioned or failed in a manner that has had a material adverse effect on the operations of the business.

3.18 Privacy and Security.

(a) Data Privacy Compliance. Except as would not have a Company Material Adverse Effect, the Company’s and each of its Subsidiaries’ collection, use and disclosure of any information defined as “personal data,” “personal information,” or any equivalent term under applicable Law (“Personal Information”) is in compliance with (i) the Company’s written privacy policies, (ii) all applicable privacy and data security Laws, and (iii) the privacy and data security requirements of any applicable industry standard with which the Company or any of its Subsidiaries has represented compliance (collectively, “Privacy and Data Security Requirements”).

(b) Governmental Investigations. Except as would not have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has since the Lookback Date (i) been subject to any investigation by any Governmental Authority or any other Person; or (ii) received notice of any other notification, claim, demand, audit, complaint, or action by any Governmental Authority or any other Person, in each case of, for any alleged violation of Privacy and Data Security Requirements.

(c) Effect of Transaction. Neither the execution and delivery of this Agreement by the Company Parties, nor the consummation of the Mergers, will result in any violation by the Company or its Subsidiaries of Privacy and Data Security Requirements, except as would not have a Company Material Adverse Effect.

(d) Security. Except as would not reasonably be expected to be material to the Company or any of its Subsidiaries, the Company and each of its Subsidiaries maintains industry standard policies and measures designed to protect Personal Information in its possession or control from unauthorized access, use and disclosure. Except as would not reasonably be expected to be material to the Company or any of its Subsidiaries, neither the Company nor any of its Subsidiaries has since the Lookback Date suffered any actual, alleged or reasonably suspected: (i) breach or other unauthorized access, destruction, damage, disclosure, loss, corruption, alteration, acquisition, or use of any Personal Information in its possession or control; (ii) intrusions or breaches of the security of any Systems; or (iii) disruptions to any Systems that adversely affected the business or operations of the Company and its Subsidiaries that have not been remediated.

(e) Vulnerability Assessments. Except as would not have a Company Material Adverse Effect, the Company and its Subsidiaries have performed a security assessment and vulnerability assessment at industry standard intervals, and have remediated and addressed, or are in the process of remediating and addressing, any and all material vulnerabilities identified in such assessments in a manner consistent with the recommendations of such assessments.

3.19 Tax Matters.

(a) Tax Returns, Payments and Reserves. The Company and each of its Subsidiaries has (i) timely filed (taking into account any applicable valid extensions) all income and other material Tax Returns required to be filed by it in the manner prescribed by applicable Law in all material respects, and all such Tax Returns are true, correct, and complete in all material respects; (ii) timely paid all income and other material Taxes that are due and owing (whether or not shown on any Tax Return); and (iii) made, in accordance with GAAP, adequate provision (or adequate provision has been made on their behalf) for all accrued income and other material Taxes not yet due.

(b) No Tax-Related Waivers. Neither the Company nor any of its Subsidiaries has executed or agreed in writing to any waiver of any statute of limitations on, or extended the period for the assessment or collection of, any material amount of Tax, in each case that has not since expired (other than any such extensions of time to file Tax Returns or pay Taxes that are granted routinely or automatically by an applicable Governmental Authority).

(c) Withholding Taxes. Except as would not reasonably be expected to be material to the Company or any of its Subsidiaries, the Company and each of its Subsidiaries (i) has withheld or collected with respect to their employees and other third Persons all income and other material Taxes required to be withheld and collected; and (ii) to the extent required by applicable Law, has timely paid (taking into account any applicable valid extensions) over any amounts so withheld to the appropriate Governmental Authority.

(d) No Audits. No audits or other examinations or other proceedings with respect to income and other material Taxes of the Company or any of its Subsidiaries are presently in progress or have been asserted or proposed in writing and have not been resolved. Within the past three years no written claim has been made by a Governmental Authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or such Subsidiary, as the case may be, is or may be subject to income or other material Taxes in that jurisdiction.

(e) Sales Taxes. In accordance with applicable Law, the Company and each of its Subsidiaries have properly collected and remitted material sales, use, value added and similar Taxes with respect to sales or leases made or services provided to its customers.

(f) No Spin-offs. During the two years prior to the date of this Agreement, neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code.

(g) No Listed Transactions. Neither the Company nor any of its Subsidiaries has participated in a “listed transaction” as set forth in Treasury Regulations Section 1.6011-4(b)(2).

(h) No Tax Agreements. Neither the Company nor any of its Subsidiaries (i) is a party to or bound by, or currently has any material liability pursuant to, any Tax sharing, allocation or indemnification agreement or obligation, other than any such agreement or obligation (A) entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes or (B) solely by and among any of the Company and its Subsidiaries; (ii) has any material liability for the Taxes of any Person other than the Company and its Subsidiaries pursuant to Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law) as a transferee or successor, or otherwise by operation of law; or (iii) has been a member of an Affiliated Group filing a combined, consolidated, unitary or other similar Tax Return (other than an Affiliated Group the common parent of which is the Company).

(i) No Tax Liens. There are no liens (other than Permitted Liens) for Taxes on any assets of the Company or any of its Subsidiaries.

(j) Pre-Closing Actions. Neither the Company nor any of its Subsidiaries will be required to include any material item of income in its taxable income, or exclude any material item of deduction from taxable income, for any period (or any portion thereof) beginning after the Closing Date as a result of any (i) change in method of accounting prior to the Closing for a taxable period ending on or prior to the Closing Date; (ii) use of an improper method of accounting for a taxable period ending on or prior to the Closing Date, (iii) installment sale or open transaction disposition made prior to Closing, (iv) “closing agreement” as described in Section 7121 of the Code (or any corresponding provision of state, local or foreign Law) executed with a Governmental Authority prior to the Closing, or (v) any prepaid amount received outside of the ordinary course of business prior to the Closing.

(k) Tax Agreements and Rulings. No closing agreements, private letter rulings, Tax holidays that require specific application therefor, technical advice memoranda or similar agreements or rulings related to Taxes have been entered into, issued or requested from any Governmental Authority with or in respect of the Company or any of its Subsidiaries.

(l) FIRPTA. Neither the Company nor any of its Subsidiaries are, nor have they ever been, “United States real property holding corporations” within the meaning of Section 897 of the Code, and the Company and each of its Subsidiaries have filed with the United States Internal Revenue Service all statements, if any, that are required under Treasury Regulations Section 1.897-2(h).

(m) Transfer Pricing. The Company and each of its Subsidiaries have complied in all material respects with all applicable transfer pricing laws, including Section 482 of the Code and any similar provision of state, local or foreign applicable Law.

3.20 Employee Plans.

(a) Company Benefit Plans. Section 3.20(a) of the Company Disclosure Letter lists each material Company Benefit Plan (excluding (A) individual at-will offer letters or agreements made on the Company’s standard forms, and (B) individual award agreements memorializing Company Equity-Based Awards made on the Company’s standard forms, in each case that do not provide for severance or change of control pay or benefits and do not materially deviate from such forms; provided that such standard forms be listed on Section 3.20(a) of the Company Disclosure Letter). With respect to each material Company Benefit Plan listed on Section 3.20(a) of the Company Disclosure Letter, other than an International Employee Plan, to the extent applicable, the Company has made available to Parent true, correct and complete copies of (or, to the extent no such copy exists, a description of), in each case, to the extent applicable, (i) the most recent annual report on Form 5500 required to have been filed with the IRS for each Company Benefit Plan; (ii) the most recent determination letter, if any, from the IRS for any Company Benefit Plan that is intended to qualify pursuant to Section 401(a) of the Code; (iii) the plan documents and summary plan descriptions; (iv) any related trust agreements; and (v) any material notices to or from the IRS or any office or representative of the United States

Department of Labor or any similar Governmental Authority relating to any compliance issues in respect of any such Company Benefit Plan. With respect to each material Company Benefit Plan that is maintained primarily for the benefit of any Service Provider whose primary work location is based outside of the United States (the “International Employee Plans”), to the extent applicable, the Company has made available to Parent true, correct and complete copies of (1) the most recent annual report or similar compliance documents required to be filed with any Governmental Authority with respect to such International Employee Plan; and (2) any document comparable to the determination letter referenced pursuant to clause (ii) above issued by a Governmental Authority relating to the satisfaction of law necessary to obtain the most favorable tax treatment.

(b) Absence of Certain Plans. No Company Benefit Plan is, and neither the Company nor any of its ERISA Affiliates has, within the last six years, maintained, sponsored or contributed to or been required to contribute to, or currently maintains, sponsors or participates in, contributes to or is required to contribute to, or otherwise has any liability or obligation with respect to, (i) a “multiemployer plan” (as defined in Section 3(37) of ERISA); (ii) a “multiple employer plan” (as defined in Section 4063 or Section 4064 of ERISA); (iii) a defined benefit pension plan or plan subject to Section 302 of Title I of ERISA, Section 412 of the Code or Title IV of ERISA; or (iv) a “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA).

(c) Compliance. Except as would not have a Company Material Adverse Effect, each Company Benefit Plan has been established, maintained, funded, operated and administered in accordance with its terms and with all applicable Law, including the applicable provisions of ERISA, the Code and any applicable regulatory guidance issued by any Governmental Authority.

(d) Company Benefit Plan Legal Proceedings. Except as would not have a Company Material Adverse Effect, there are no material Legal Proceedings pending or, to the Knowledge of the Company, threatened on behalf of or against any Company Benefit Plan, the assets of any trust pursuant to any Company Benefit Plan, or the plan sponsor, plan administrator or any fiduciary or any Company Benefit Plan with respect to the administration or operation of such plans, other than routine claims for benefits that have been or are being handled through an administrative claims procedure.

(e) No Prohibited Transactions. Except as would not have a Company Material Adverse Effect, none of the Company, any of its Subsidiaries or, to the Knowledge of the Company, any of their respective directors, officers, employees or agents has, with respect to any Company Benefit Plan, engaged in or been a party to any non-exempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA) that could reasonably be expected to result in the imposition of a penalty assessed pursuant to Section 502(i) of ERISA or a Tax imposed by Section 4975 of the Code, in each case applicable to the Company, any of its Subsidiaries or any Company Benefit Plan, or for which the Company or any of its Subsidiaries has any indemnification obligation.

(f) No Post-Termination Welfare Benefit Plan. Except as would not have a Company Material Adverse Effect, no Company Benefit Plan that is a “welfare benefit plan” (as defined in Section 3(1) of ERISA) provides post-termination or retiree life insurance, health or other welfare benefits to any person, except as may be required by Section 4980B of the Code or any similar Law.

(g) No Entitlements. Neither the execution and delivery of this Agreement, the Requisite Stockholder Approval or any other approval of this Agreement, nor the consummation of the transactions contemplated herein, either alone or in combination with another event, (i) entitle any current or former employee, director, officer or independent contractor of a member of the Company or any of its Subsidiaries to any change in control, transaction, retention, or severance pay or any material increase in any such payment (including in respect of any notice period, as applicable), (ii) accelerate the time of payment or vesting, or increase the amount of compensation or benefits due to any such current or former employee, director, officer or independent contractor, (iii) require a “gross-up,” indemnification for, or payment to any individual for any taxes imposed under Section 409A or Section 4999 of the Code or (iv) create or otherwise result in any liability with respect to any Company Benefit Plan.

(h) Section 280G. No payment or benefit that will be made by the Company or any Subsidiary as a result of the Mergers will be characterized as a parachute payment within the meaning of Section 280G of the Code.

(i) Section 409A. Except as would not have a Company Material Adverse Effect, each Company Benefit Plan has been documented and operated in compliance with, or pursuant to an exemption from, Section 409A of the Code.

3.21 Labor Matters.

(a) Union Activities. Neither the Company nor any of its Subsidiaries is a party to, nor bound by, any collective bargaining agreement, labor union contract, trade union agreement, or other labor-related agreement or arrangement with any labor union, labor organization or works council (collectively, “Labor Agreements”), and no employees of the Company or any of its Subsidiaries are represented by any labor union, labor organization or works council. No labor union, labor organization, works council, or group of employees of the Company or any of its Subsidiaries has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. To the Knowledge of the Company, there are no activities or proceedings of any labor or trade union to organize any employees of the Company or any of its Subsidiaries, and there have been no labor organizing activities with respect to any employees with regard to their employment with the Company or any of its Subsidiaries. No Labor Agreement is being negotiated by the Company or any of its Subsidiaries. In the last three (3) years, there has been no actual or, to the Knowledge of the Company, threatened, unfair labor practice charges, material grievances, material arbitrations, strikes, lockouts, work stoppages, slowdowns, picketing, hand billing or other labor disputes against or affecting the Company or any of its Subsidiaries.

(b) Employment Law Compliance. The Company and its Subsidiaries are, and for the last three (3) years have been, in material compliance with all applicable Laws and orders with respect to employment and employment practices (including applicable Laws, rules and regulations regarding wage and hour requirements, immigration, discrimination in employment (including diversity, equity and inclusion), employee health and safety, collective bargaining, terms and conditions of employment, child labor, disability rights or benefits, equal opportunity, plant closures and layoffs, affirmative action, workers’ compensation, labor relations, employee leave issues, unemployment insurance, and automated employment decision tools and other artificial intelligence).

(c) No Violations of Employment Obligations. Except as would not reasonably be expected to be material to the Company or any of its Subsidiaries, to the Knowledge of the Company, no employee of the Company or any of its Subsidiaries is in any respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, non-competition agreement, restrictive covenant or other obligation: (i) to the Company or any of its Subsidiaries or (ii) to a former employer of any such employee relating (A) to the right of any such employee to be employed by the Company or any of its Subsidiaries or (B) to the knowledge or use of trade secrets or proprietary information.

(d) No Specified Settlement Agreements. None of the Company or its Subsidiaries is party to a settlement agreement with a current or former officer, employee or independent contractor of the Company or its Subsidiaries that involves allegations relating to harassment or discrimination of any kind by either (i) an officer of the Company or its Subsidiaries or (ii) a supervisory or managerial employee of the Company or its Subsidiaries. To the Knowledge of the Company, in the last five (5) years, no allegations of harassment or discrimination of any kind have been made against (i) any officer of the Company or its Subsidiaries or (ii) a supervisory or managerial employee of the Company or its Subsidiaries.

(e) No Misclassification. Except as would not have a Company Material Adverse Effect, (i) no current or former independent contractors of the Company or any of its Subsidiaries have been misclassified as such by the Company or any of its Subsidiaries pursuant to applicable Law; and (ii) all employees of the Company or any of its Subsidiaries classified as exempt under the Fair Labor Standards Act and state and local wage and hour laws are properly classified as exempt.

(f) No Employment Litigation. Except as would not have a Company Material Adverse Effect, there are no claims, suits, investigations, or other legal proceedings pending or, to the Knowledge of the Company, threatened by or on behalf of any employee of the Company or any of its Subsidiaries, that relate to employment or labor matters.

(g) No Consultation or Notification Obligations. Except as would not (x) have a Company Material Adverse Effect or (y) prevent, materially delay or materially impede the ability of the Company Parties to consummate the Mergers, neither the Company nor any of its Subsidiaries is required under applicable Law or Contract to provide notice to, or to enter into any consultation procedure with, any union, works council or similar foreign labor organization, prior to or otherwise in connection with the execution of this Agreement or the transactions contemplated by this Agreement.

3.22 Permits. Except as would not have a Company Material Adverse Effect, as of the date of this Agreement, the Company and its Subsidiaries hold, to the extent legally required, all Permits that are required for the operation of the business of the Company and its Subsidiaries as currently conducted (such Permits, the “Required Permits”). Except as would not have a Company Material Adverse Effect, as of the date of this Agreement, (a) the Company and its Subsidiaries are in compliance with the terms of the Required Permits; and (b) no suspension or cancellation of any of the Required Permits is pending or, to the Knowledge of the Company, threatened.

3.23 Compliance with Laws.

(a) General Compliance. Except as would not have a Company Material Adverse Effect, the Company and each of its Subsidiaries is in compliance with all Laws that are applicable to the Company and its Subsidiaries or to the conduct of the business or operations of the Company and its Subsidiaries. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has received any written communication since the Lookback Date from a Governmental Authority that alleges that the Company or any of its Subsidiaries is not in material compliance with or is in material default or material violation of any applicable Laws.

(b) Export Controls. Neither the Company nor any of its Subsidiaries, nor any of their respective officers, directors or employees, nor, to the Knowledge of the Company, any agent or other third party representative acting on behalf and at the direction of the Company or any of its Subsidiaries (“Company Relevant Persons”), is currently, or since April 24, 2019 has been: (i) a Sanctioned Person, (ii) engaging in any dealings or transactions with or for the benefit of any Sanctioned Person or in any Sanctioned Country in violation of applicable United States or non-U.S. Laws relating to export, reexport, transfer and import controls, trade or economic sanctions, or U.S. anti-boycott Laws (collectively, “Trade Controls Laws”), or (iii) otherwise in violation of applicable Trade Controls Laws.

(c) Anti-Bribery Laws. Except as would not reasonably be expected to be material to the Company or any of its Subsidiaries, since the Lookback Date, the Company and each of its Subsidiaries, including each of their respective directors, officers or employees, and, to the Knowledge of the Company, the Company Relevant Persons have not, while acting on behalf of the Company or its Subsidiaries, directly or indirectly, (i) committed a violation of the FCPA or any other applicable U.S. or non-U.S. Laws relating to the prevention of corruption, money laundering, or bribery (“Anti-Bribery Laws”); or (ii) provided, accepted, given, received, offered, promised, or authorized or agreed to give or receive anything of value to or from any Person, including any “foreign official” (as defined by the FCPA) to unlawfully obtain business, or direct business to any person, or secure an advantage, in each case in violation of Anti-Bribery Laws. At all times since the Lookback Date, the

Company and each of its Subsidiaries have made and kept books, records, and accounts, which, in reasonable detail, accurately and fairly reflect their respective transactions and dispositions of assets, and have devised and maintained a system of internal accounting controls that are reasonably tailored to the Company’s size, complexity, operations, business lines, geographic footprint, and business model and designed to provide reasonable assurances that the Company complies with the FCPA.

(d) Anti-Bribery and Trade Controls Compliance. To the Knowledge of the Company, there is no current investigation, allegation, request for information, or other inquiry by any Governmental Authority regarding the violation of Trade Control Laws or Anti-Bribery Laws by the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries has, within the last five years, received from any Governmental Authority or other Person any written notice, inquiry, request for information or other allegation stating that the Company or any of its Subsidiaries is the subject or target of an investigation, or made any disclosure to a Governmental Authority, in each case, related to violations by the Company or any of its Subsidiaries of Anti-Bribery Laws since the Lookback Date, or in each case related to violations by the Company or any of its Subsidiaries of Trade Controls Laws since April 24, 2019.

(e) Exclusions. No representation or warranty is made in this Section 3.23 with respect to (a) compliance with the Exchange Act, which is exclusively addressed by Section 3.9 and Section 3.10; (b) compliance with Environmental Laws, which is exclusively addressed by Section 3.16; (c) compliance with Privacy and Data Security Requirements, or matters pertaining to privacy, security, or Personal Information, which are exclusively addressed by Section 3.18; or (d) compliance with Tax Laws, which is exclusively addressed by Section 3.19 and Section 3.20 (to the extent related to Taxes); (e) compliance with ERISA and other applicable Laws relating to employees and employee benefits, which are exclusively addressed by Section 3.19, Section 3.20 and Section 3.21; or (f) compliance with employment or labor laws, which is exclusively addressed by Section 3.21.

(f) Critical Technology. Neither the Company nor any of its Subsidiaries produces, designs, tests, manufactures, fabricates or develops one or more “critical technologies,” as the term is defined in 31 C.F.R. 800.215, other than those eligible for export under 15 C.F.R. 740.17(b) (“License Exception ENC”).

3.24 Legal Proceedings; Orders.

(a) No Legal Proceedings. Except as would not (x) have a Company Material Adverse Effect or (y) prevent, materially delay or materially impede the ability of the Company Parties to consummate the Mergers, there are no Legal Proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or, as of the date of this Agreement, against any present or former officer or director of the Company or any of its Subsidiaries in such individual’s capacity as such.

(b) No Orders. Neither the Company nor any of its Subsidiaries is subject to any Order that would reasonably be expected to prevent or materially delay the consummation of the Mergers or the ability of the Company to fully perform its covenants pursuant to this Agreement.

3.25 Insurance.

(a) Policies and Programs. Except as would not have a Company Material Adverse Effect, each of the insurance policies and all self-insurance programs and arrangements relating to the business, assets and operations of the Company and its Subsidiaries is in full force and effect.

(b) No Cancellation. As of the date of this Agreement, except as would not have a Company Material Adverse Effect, since the Lookback Date, neither the Company nor any of its Subsidiaries have received any written notice regarding any cancellation or invalidation of any such insurance policy other than in connection with ordinary renewals.

3.26 Related Person Transactions. Except for indemnification, compensation or other employment arrangements in the ordinary course of business, there are no Contracts, transactions, arrangements or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate (including any director or officer) thereof (but not including any wholly owned Subsidiary of the Company), on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC in the Company’s Form 10-K or proxy statement pertaining to an annual meeting of stockholders that have not been so disclosed.

3.27 Brokers. Except for the Company Financial Advisors, there is no financial advisor, investment banker, broker, finder, agent or other similar Person that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any financial advisor, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Mergers.

3.28 Exclusivity of Representations and Warranties.

(a) No Other Representations and Warranties. The Company, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV or in any Transaction Document:

(i) none of the Buyer Parties or any of their respective Subsidiaries (or any other Person) makes, or has made, any representation or warranty relating to the Buyer Parties, their Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Mergers;

(ii) no Person has been authorized by the Buyer Parties, any of their Subsidiaries or any of their respective Affiliates or Representatives to make any representation or warranty relating to the Buyer Parties, their respective Subsidiaries or any of their businesses or operations or otherwise in connection with this Agreement or the Merger, and if made, such representation or warranty must not be relied upon by the Company or any of its Affiliates or Representatives as having been authorized by the Buyer Parties, any of their respective Subsidiaries or any of their Affiliates or Representatives (or any other Person); and

(iii) the representations and warranties made by the Buyer Parties in this Agreement and in any Transaction Document are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and each Buyer Party disclaims any other or implied representations or warranties, notwithstanding the delivery or disclosure to the Company or any of its Affiliates or Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).

(b) No Reliance. The Company, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article IV or in any Transaction Document, it is not acting (including, as applicable, by entering into this Agreement or consummating the Mergers) in reliance on:

(i) any representation or warranty, express or implied;

(ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Company or any of its Affiliates or Representatives, in connection with presentations by or discussions with Parent’s management whether prior to or after the date of this Agreement or in any other forum or setting; or

(iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE BUYER PARTIES

The Buyer Parties represent and warrant to the Company Parties as follows:

4.1 Organization; Good Standing.

(a) Parent. Parent (i) is duly organized or formed, validly existing and in good standing pursuant to the Laws of its jurisdiction of organization or formation; and (ii) has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets.

(b) Merger Subs. Merger Sub I and Merger Sub II (i) is a corporation or limited liability company duly organized or formed, validly existing and in good standing pursuant to the DGCL or the DLLCA, as applicable; and (ii) has the requisite corporate or limited liability company power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets. Each of Merger Sub I and Merger Sub II has been formed solely for the purpose of engaging in the Mergers and, prior to the Company LLC Merger Effective Time or the Company Merger Effective Time, as applicable, each of Merger Sub I and Merger Sub II will not have engaged in any other business activities and will have incurred no material liabilities or obligations other than as contemplated by this Agreement. Parent is the sole record and beneficial stockholder or unitholder of Merger Sub I and Merger Sub II, as applicable.

(c) Organizational Documents. Parent has made available to the Company Parties true, correct and complete copies of the certificate of incorporation, bylaws and other similar organizational documents of the Buyer Parties, each as amended to date. No Buyer Party is in violation of its certificate of incorporation, bylaws or other similar organizational document.

4.2 Power; Enforceability. Each Buyer Party has the requisite organizational power and authority to (a) execute and deliver this Agreement and any Transaction Document to which it is a party; (b) perform its covenants under this Agreement and any Transaction Document to which it is a party; and (c) subject to, in the case of Merger Sub I and Merger Sub II, receiving the approval of Parent, in its capacity as the sole stockholder or unitholder, as applicable, consummate the Mergers. The execution and delivery of this Agreement by the Buyer Parties, the performance by each Buyer Party of its respective covenants under this Agreement and any Transaction Document to which it is a party, and, subject to, in the case of Merger Sub I and Merger Sub II, receiving the approval of Parent, in its capacity as the sole stockholder or unitholder, as applicable, the consummation of the Mergers have each been duly authorized by all necessary organizational action on the part of each of Buyer Party. This Agreement and any Transaction Document to which it is a party has been duly executed and delivered by each Buyer Party and, assuming the due authorization, execution and delivery by the Company Parties (or with respect to the Transaction Documents, the other signatories thereto), constitutes a legal, valid and binding obligation of each Buyer Party, enforceable against each Buyer Party in accordance with its terms, except as such enforceability may be limited by the Enforceability Limitations.

4.3 Non-Contravention. The execution and delivery of this Agreement by each Buyer Party, the performance by each Buyer Party of their respective covenants under this Agreement, and the consummation of the Mergers do not (a) violate or conflict with any provision of the certificate of incorporation, bylaws or other similar organizational documents of the Buyer Parties; (b) violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, or result in the termination of, or accelerate the performance required by, require any Consent under, or result in a right of termination or acceleration pursuant to any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which any Buyer Party is a party or by which the Buyer Parties or any of their properties or assets are bound; (c) assuming the consents, approvals and authorizations referred to in Section 4.4 have been obtained, violate or conflict with any Law applicable to the Buyer Parties or by which any of their properties or assets are bound; or (d) result in the creation of any lien (other than Permitted Liens) upon any of the properties or assets of the Buyer Parties, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or liens that would not have a Parent Material Adverse Effect.

4.4 Requisite Governmental Approvals. No Consent, authorization of, filing or registration with, or notification to any Governmental Authority is required on the part of the Buyer Parties in connection with the (a) execution and delivery of this Agreement by each Buyer Party; (b) performance by each of Buyer Party of their respective covenants pursuant to this Agreement; or (c) consummation of the Mergers, except (i) the filing of the Company LLC Certificate of Merger and the Company Certificate of Merger with the Secretary of State of the State of Delaware and such filings with Governmental Authorities to satisfy the applicable Laws of states in which the Company and its Subsidiaries are qualified to do business; (ii) such filings and approvals as may be required by any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act; (iii) compliance with any applicable requirements of the HSR Act, any applicable foreign Antitrust Laws and any applicable Investment Screening Laws; and (iv) such other Consents the failure of which to obtain would not have a Parent Material Adverse Effect.

4.5 Compliance with Laws. Except as would not have a Parent Material Adverse Effect, Parent, each of its Subsidiaries and its and their Affiliates are in compliance with all Laws that are applicable to the Parent, its Subsidiaries and its and their Affiliates or to the conduct of the business or operations of the Parent, its Subsidiaries and its and their Affiliates. To the Knowledge of Parent, neither Parent nor any of its Subsidiaries has received any written communication since the Lookback Date from a Governmental Authority that alleges that Parent or any of its Subsidiaries is not in material compliance with or is in material default or material violation of any applicable Laws.

4.6 Legal Proceedings; Orders.

(a) No Legal Proceedings. There are no Legal Proceedings pending or, to the knowledge of Parent or any of its Affiliates, threatened against the Buyer Parties that would have a Parent Material Adverse Effect.

(b) No Orders. No Buyer Party is subject to any Order of any kind or nature that would have a Parent Material Adverse Effect.

4.7 Ownership of Company Capital Stock. During the three years prior to the date of this Agreement, none of the Buyer Parties or any of their respective directors, officers, general partners or Affiliates or, to the knowledge of Parent or any of its Affiliates, any employees of the Buyer Parties or any of their Affiliates (a) has “owned” any shares of Company Capital Stock or Company LLC Units; or (b) has been an “interested stockholder” (as such terms are defined in the Company Charter) of the Company.

4.8 Brokers. Except for Goldman Sachs & Co., there is no financial advisor, investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of the Buyer Parties or any of their Affiliates who is entitled to any financial advisor, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Mergers for which the Company Parties or any of their Subsidiaries would be liable.

4.9 No Parent Vote or Approval Required. No vote or consent of the holders of any capital stock of, or other equity or voting interest in, Parent is necessary to approve this Agreement or the Mergers. The vote or consent of Parent, as the sole stockholder of Merger Sub II is the only vote or consent of the capital stock of, or other equity interest in, Merger Sub II necessary to approve this Agreement and the Company Merger. The vote or consent of Parent, as the sole member of Merger Sub I is the only vote or consent of the capital stock of, or other equity interest in, Merger Sub I necessary to approve this Agreement and the Company LLC Merger.

4.10 Financing.

(a) Equity Commitment Letter. As of the date of this Agreement, Parent has delivered to the Company a true, correct and complete copy of an executed commitment letter, dated as of the date of this Agreement, between the equity investors party thereto (the “Sponsors”) and Parent (as amended or replaced, and including all exhibits, schedules, annexes and amendments to such letter in effect as of the date of this Agreement, the “Equity Commitment Letter”) pursuant to which the Sponsors have committed, subject to the terms and conditions thereof, to invest in Parent, directly or indirectly, the cash amounts set forth therein (the “Equity Financing”) for the purpose of funding (i) all amounts payable by the Company Parties, the Buyer Parties or any of their respective Affiliates in connection with the Mergers and the Equity Commitment Letter and the transactions pursuant thereto and (ii) monetary damages or other amounts that are payable by the Buyer Parties to the Company Parties as a result of, or following, any breach or termination of this Agreement. The Equity Commitment Letter provides that (A) the Company is an express third party beneficiary of, and is entitled to enforce, the Equity Commitment Letter, including in connection with the Company’s exercise of its rights under Section 9.10; (B) Parent and the Sponsors have waived any defenses to the enforceability of such third party beneficiary rights; and (C) Parent and the Sponsors have agreed that they will not oppose the granting of an injunction, specific performance or other equitable relief in connection with the exercise by the Company of such third party beneficiary rights to enforce the Equity Commitment Letter in accordance with the terms and conditions thereof. There are no Contracts, agreements, side letters or other written arrangements that would permit the parties to the Equity Commitment Letter to reduce the amount of the Equity Financing, impose additional conditions precedent or that would otherwise materially affect the availability of the Equity Financing on the Closing Date (or, with respect to the funding of monetary damages or other amounts payable by the Buyer Parties to the Company Parties following the termination of this Agreement, on or after the termination of this Agreement).

(b) No Amendments. As of the date of this Agreement, (i) the Equity Commitment Letter and the terms of the Equity Financing have not been amended or modified prior to the date of this Agreement; (ii) no such amendment or modification is contemplated; and (iii) the commitments contained in the Equity Commitment Letter have not been withdrawn, terminated, repudiated or rescinded in any respect, and no such withdrawal, termination, repudiation or rescission is contemplated. There are no Contracts, agreements, side letters or arrangements to which the Buyer Parties are a party relating to the funding, investing or use, as applicable, of the Equity Financing, other than as expressly set forth in the Equity Commitment Letter.

(c) Sufficiency of Financing. The aggregate amount committed pursuant to the Equity Commitment Letter is sufficient to (i) make all payments contemplated by this Agreement (including the payment of all amounts payable pursuant to Article II) in connection with or as a result of the Mergers; and (ii) pay all fees, expenses and other amounts required to be paid at the Closing by the Company Parties, the Buyer Parties or any of their respective Affiliates in connection with the Mergers and the other transactions contemplated hereby.

(d) Solvency. None of the Buyer Parties or the Sponsors are entering into this Agreement with the actual intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries. Parent is Solvent as of the date of this Agreement, and assuming the accuracy of the representations and warranties set forth in Article III, each of Parent and the Company and its Subsidiaries (on a consolidated basis) will, after giving effect to the Mergers, including the funding of the Debt Financing or Equity Financing and payment of all other amounts required to be paid in connection with the consummation of the Mergers, including the payment of all related fees and expenses, and assuming the accuracy of the representations and warranties set forth in Article III, be Solvent at and immediately after the Closing. The term “Solvent” means, with respect to a particular date, that on such date, (i) the sum of the assets, at a fair valuation, of Parent and, after the Closing, Parent and the Surviving Entities and its Subsidiaries (on a consolidated basis) and each of them (on a stand-alone basis) will exceed their debts, (ii) Parent and, after the Closing, Parent and the Surviving Entities and its Subsidiaries (on a consolidated basis) and each of them (on a stand-alone basis) has not incurred and does not intend to incur, and does not believe that it will incur, debts beyond its ability to pay such debts as such debts mature, and (iii) Parent has and, after the Closing, the Surviving Entities and its Subsidiaries (on a consolidated basis) and of each of them (on a stand-alone basis) will have, sufficient capital and liquidity with which to conduct its business. For purposes of this Section 4.10(d), “debt” means any liability on a claim, and “claim” means any (A) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (B) any right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

(e) Validity; No Contrary Expectation. The Equity Commitment Letter in the executed form delivered by Parent to the Company is in full force and effect and constitutes the legal, valid and binding obligation of the Buyer Parties and the Sponsors, enforceable against the Buyer Parties and the Sponsors in accordance with its terms, except, in each case, as enforcement may be limited by the Enforceability Limitations. Other than as expressly set forth in the Equity Commitment Letter, there are no conditions precedent or other contingencies related to the funding, investing or use of the full proceeds of the Equity Financing pursuant to any agreement relating to the Equity Financing to which the Sponsors, the Buyer Parties or any of their respective Affiliates is a party. No party to the Equity Commitment Letter has committed any breach of any of its covenants or other obligations set forth in, or is in default under, the Equity Commitment Letter as of the date of this Agreement. No event has occurred or circumstance exists that (with or without notice or lapse of time, or both) would, or would reasonably be expected to, (i) constitute or result in a breach or default on the part of any party to the Equity Commitment Letter; (ii) constitute or result in a failure to satisfy any of the terms or conditions set forth in the Equity Commitment Letter; (iii) make any of the assumptions or any of the statements set forth in the Equity Commitment Letter inaccurate in any material respect; or (iv) otherwise result in any portion of the Equity Financing not being available. As of the date of this Agreement, Parent has no reason to believe that (A) it will be unable to satisfy on a timely basis any term or condition of the Equity Financing to be satisfied by it; or (B) the full amounts committed pursuant to the Equity Commitment Letter will not be available as of the Closing (or, with respect to the funding of monetary damages or other amounts payable by the Buyer Parties to the Company Parties following the termination of this Agreement, as of or after the termination of this Agreement). As of the date of this Agreement, the Buyer Parties have fully paid, or caused to be fully paid, all applicable fees, expenses, premiums and charges that are due and payable on or prior to the date of this Agreement in connection with the Equity Financing.

(f) No Exclusive Arrangements. As of the date of this Agreement, none of the Sponsors, the Buyer Parties or any of their respective Affiliates have entered into any Contract, arrangement or understanding prohibiting or seeking to prohibit any bank, investment bank or other potential provider of debt financing from providing or seeking to provide debt financing or financial advisory services to any Person in connection with a transaction relating to the Company or any of its Subsidiaries in connection with the Mergers.

4.11 Absence of Stockholder and Management Arrangements. As of the date of this Agreement, no Buyer Party or any of its Affiliates is a party to any Contract, or has authorized, made or entered into, or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, manger, member, employee or Affiliate of the Company or any of its Subsidiaries (a) relating to (i) this Agreement or the Mergers; or (ii) the Surviving Entities or any of its Subsidiaries, businesses or operations (including as to continuing employment) from and after the Closing; or (b) pursuant to which any (i) holder of Company LLC Units or Company Capital Stock would be entitled to receive consideration of a different amount or nature than the Per Unit Price or Per Share Price in respect of such holder’s shares of Company LLC Units or Company Capital Stock; (ii) holder of Company LLC Units or Company Capital Stock has agreed to approve this Agreement or vote against any Superior Proposal; or (iii) Person other than the Sponsors has agreed to provide, directly or indirectly, an equity investment to the Buyer Parties or the Company Parties to finance any portion of the Mergers.

4.12 Sanctions. No Buyer Party, any of its Affiliates or any of its and their respective officers, directors, employees, agents, stockholders or partners is currently, and has never been, (i) a Sanctioned Person or (ii) organized, resident or located in a Sanctioned Country.

4.13 ENC-Eligible Buyer. Each Buyer Party (to the extent that it is a foreign person as defined in the DPA), and any foreign person or group of foreign persons, as applicable, that control any Buyer Party, are eligible for License Exception ENC with respect to the products and technology of the Company and its Subsidiaries, and all parties that hold in the aggregate, directly or indirectly, a 25 percent or more “voting interest for purposes of critical technology mandatory declarations” (as defined in the DPA) in a Buyer Party are eligible for License Exception ENC with respect to the products and technology of the Company and its Subsidiaries.

4.14 Exclusivity of Representations and Warranties.

(a) No Other Representations and Warranties. Each Buyer Party, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III or in any Transaction Document:

(i) neither the Company Parties nor any of their respective Subsidiaries (or any other Person) makes, or has made, any representation or warranty relating to the Company, its Subsidiaries or any of their businesses, operations or otherwise in connection with this Agreement or the Mergers;

(ii) no Person has been authorized by the Company, any of its Subsidiaries or any of its or their respective Affiliates or Representatives to make any representation or warranty relating to the Company, its Subsidiaries or any of their businesses or operations or otherwise in connection with this Agreement or the Mergers, and if made, such representation or warranty must not be relied upon by the Buyer Parties or any of their respective Affiliates or Representatives as having been authorized by the Company, any of its Subsidiaries or any of its or their respective Affiliates or Representatives (or any other Person); and

(iii) the representations and warranties made by the Company Parties in this Agreement are in lieu of and are exclusive of all other representations and warranties, including any express or implied or as to merchantability or fitness for a particular purpose, and the Company Parties disclaim any other or implied representations or warranties, notwithstanding the delivery or disclosure to the Buyer Parties or any of their respective Affiliates or Representatives of any documentation or other information (including any financial information, supplemental data or financial projections or other forward-looking statements).

(b) No Reliance. Each Buyer Party, on behalf of itself and its Subsidiaries, acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III, it is not acting (including, as applicable, by entering into this Agreement or consummating the Mergers) in reliance on:

(i) any representation or warranty, express or implied;

(ii) any estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information provided or addressed to the Buyer Parties or any of their respective Affiliates or Representatives, including (A) any materials or information made available in the virtual data room hosted by or on behalf of the Company in connection with the Mergers; (B) in connection with presentations by or discussions with the Company’s management (whether prior to or after the date of this Agreement); or (C) in any other forum or setting; or

(iii) the accuracy or completeness of any other representation, warranty, estimate, projection, prediction, data, financial information, memorandum, presentation or other materials or information.

ARTICLE V

INTERIM OPERATIONS OF THE COMPANY

5.1 Affirmative Covenants.

(a) Ordinary Course Operation. During the Pre-Closing Period, each of the Company Parties will, and will cause each of its Subsidiaries to, use its reasonable best efforts to conduct its business and operations in the ordinary course of business except (i) as expressly contemplated by this Agreement, including Section 5.2; (ii) as set forth in Section 5.1 of the Company Disclosure Letter or Section 5.2 of the Company Disclosure Letter; (iii) as required by applicable Law; or (iv) as approved by Parent (which approval will not be unreasonably withheld, conditioned or delayed) (all such exceptions, the “Covenant Exceptions”).

(b) Additional Affirmative Covenants. During the Pre-Closing Period and for so long as Section 5.2 is in effect, the Company will, and will cause each of its Subsidiaries to, subject to the Covenant Exceptions, use its reasonable best efforts to (i) preserve intact its material assets, properties and business organizations; (ii) keep available the services of its current officers and key employees; and (iii) preserve the goodwill and current relationships of the Company and its Subsidiaries with material customers, suppliers, distributors, lessors, licensors, licensees, creditors, contractors and other Persons with whom the Company Parties or any of their respective Subsidiaries has business relations, in each case solely to the extent that the Company Parties or one of their respective Subsidiaries has not, as of the date of this Agreement, already notified such third Person of its intent to terminate those relationships.

(c) Clarification on Provision Interaction. For the avoidance of doubt, the taking by the Company Parties or any of their respective Subsidiaries of any action they are permitted to take pursuant to Section 5.2, or the failure by the Company Parties or any of their respective Subsidiaries to take any action that they are expressly prohibited from taking pursuant to Section 5.2, will not be deemed a breach of this Section 5.1.

5.2 Forbearance Covenants. During the Pre-Closing Period, the Company Parties will not, and will not permit any of their Subsidiaries to (in each case subject to the Covenant Exceptions):

(a) amend or otherwise change the Company Charter, the Company Bylaws, the Company LLC Agreement or any other similar organizational document of the Company Parties’ Subsidiaries (other than immaterial amendments to such organizational documents of the Company Parties’ Subsidiaries);

(b) propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(c) issue, sell or deliver, or agree or commit to issue, sell or deliver, any of its equity securities (whether through the issuance or granting of options, restricted stock, restricted stock units, profits interest units, warrants, commitments, subscriptions, rights to purchase or any other equity or equity-based instruments), except, in each case, (i) for the issuance, delivery or sale of shares of Company Common Stock pursuant to Company Equity-Based Awards (A) outstanding as of the date of this Agreement or (B) issued in compliance with this Section 5.2 or pursuant to the ESPP, in each case in accordance with their terms; (ii) as required by any Company Benefit Plan in effect on the date of this Agreement or entered into in compliance with this Section 5.2; (iii) as contemplated by Section 5.2(i); (iv) pursuant to any redemption, exchange or conversion of Company LLC Units or shares of Company Common Stock in accordance with the terms of the Company LLC Agreement or the Company Charter, as applicable; or (v) for the issuance, delivery or sale of (or agreement to issue, sell or deliver) equity securities by any Subsidiary to the Company or another Subsidiary;

(d) acquire, repurchase or redeem any of its equity securities, except, in each case, (i) pursuant to the terms and conditions of Company Equity-Based Awards in accordance with their terms or to otherwise satisfy Tax obligations with respect to awards granted pursuant to a Company Equity Plan or to pay the exercise price of

Company Options; (ii) for transactions between the Company and any of its Subsidiaries or among any Subsidiaries of the Company; or (iii) pursuant to any redemption, exchange or conversion of Company LLC Units or shares of Company Common Stock in accordance with the terms of the Company LLC Agreement or the Company Charter, as applicable;

(e) (i) adjust, split, subdivide, combine or reclassify any of its capital stock or other equity or voting interests; (ii) declare, set aside, establish a record date for, authorize or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of its capital stock or other equity or voting interests, or make any other actual, constructive or deemed distribution in respect of its capital stock or other equity or voting interests, except for dividends or other distributions made by any Subsidiary of the Company LLC to the Company, the Company LLC, or one of the Company LLC’s other Subsidiaries; (iii) pledge or encumber any of its capital stock or other equity or voting interests (other than Permitted Liens); or (iv) modify the terms of any of its capital stock or other equity or voting interests;

(f) acquire (by merger, consolidation or acquisition of stock or assets) any third Person, or any equity interest in, or business or business division of, or all or substantially all of the assets of, any third Person that, in each case, is material to the Company;

(g) (i) acquire, or agree to acquire, fee ownership (or its jurisdictional equivalent) of any real property; (ii) other than in the ordinary course of business, affirmatively waive, release or assign any material right or claim under, any Lease; or (iii) lease or encumber in any material respect, or convey or otherwise dispose of any Leased Real Property (other than as a result of the expiration of any Lease in accordance with its terms);

(h) (i) incur or assume any indebtedness for borrowed money or issue any debt securities, except, in each case, (A) short-term debt incurred to fund operations of the business in the ordinary course of business and not in excess of $500,000 in the aggregate; (B) for loans or advances between Subsidiaries of the Company or between the Company and its Subsidiaries; (C) obligations incurred pursuant to business credit cards in the ordinary course of business; or (D) pursuant to the Credit Agreement; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any third Person, except with respect to obligations of the Company LLC or any direct or indirect wholly owned Subsidiaries of the Company LLC; (iii) make any loans, advances or capital contributions to, or investments in, any third Person, except, in each case, for (A) extensions of credit to customers; and (B) for loans or advances between Subsidiaries of the Company or between the Company and its Subsidiaries and capital contributions in or to the Company LLC or any direct or indirect wholly owned Subsidiaries of the Company LLC; or (iv) mortgage, pledge or otherwise encumber any assets, tangible or intangible, or create any lien thereon (other than Permitted Liens);

(i) except (i) as required pursuant to the terms of any Company Benefit Plan in effect on the date of this Agreement or (ii) as expressly provided in this Agreement (including as permitted pursuant to this Section 5.2(i)), (A) establish, adopt, enter into, terminate or amend, or take any action to accelerate the vesting, payment or funding of any compensation, or benefits under, any Company Benefit Plan, in each case except for renewals of health and welfare Company Benefit Plans in the ordinary course of business that do not materially increase the costs of such Company Benefit Plans; (B) grant to any Service Provider any increase in cash compensation, bonus or fringe or other benefits, other than increases in the ordinary course of business for any Service Provider whose annual base cash compensation or fees do not exceed $275,000; (C) grant to any Service Provider any increase in change in control, severance or termination pay; (D) enter into any employment agreement with any Service Provider (other than (1) with newly-hired employees, promoted employees or consultants that are hired or promoted, as applicable, in the ordinary course of business and whose annual base cash compensation or fees will not exceed $275,000, or to replace non-executive officer personnel terminated for cause or who resign voluntarily; or (2) offer letters, employment agreements, or separation agreements offered and outstanding as of the date of this Agreement); (E) hire or engage any Service Provider, other than the hiring or engagement in the ordinary course of business of any Service Provider with annual base cash compensation or fees that do not exceed $275,000; or (F) terminate (other than for cause) any employee of the Company or any of its Subsidiaries, other than terminations in the ordinary course of business of employees with annual base cash compensation that does not exceed $275,000;

(j) modify, renew, extend, negotiate, or enter into any Labor Agreement, or recognize or certify any labor union, labor organization, works council, or group of employees of the Company or any of its Subsidiaries as the bargaining representative for any employees of the Company or any of its Subsidiaries;

(k) waive, release, or amend the restrictive covenant obligations of any Service Provider with annual base cash compensation or fees of $225,000 or more, or current or former officer or director of the Company or any of its Subsidiaries;

(l) settle, release, waive or compromise any pending or threatened material Legal Proceeding, except for the settlement of any Legal Proceedings (i) solely for monetary damages payable by the Company or its Subsidiaries in an amount not in excess of $1,000,000 (excluding the amount reserved for such matters by the Company in the Audited Company Balance Sheet or otherwise covered by insurance); or (ii) in compliance with Section 6.15;

(m) except as required by applicable Law, GAAP, (i) revalue in any material respect any of its properties or assets, including writing-off notes or accounts receivable; or (ii) make any material change in any of its accounting principles or practices;

(n) except as required by applicable Law, (i) make, change or revoke any material Tax election; (ii) adopt or change any material accounting method or accounting period in respect of Taxes; (iii) file any material amended Tax Return; (iv) enter into any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, pre-filing agreement, advance pricing agreement, cost sharing agreement or closing agreement relating to any material Tax (other than any agreement entered into in the ordinary course of business not principally relating to Taxes); (v) surrender or forfeit any right to claim a material Tax refund (other than by way of inaction); (vi) settle or compromise any material Tax claim or assessment; or (vii) consent to any extension or waiver of any limitation period with respect to any material Tax claim or assessment;

(o) (i) incur, authorize or commit to incur any material capital expenditures other than (A) consistent in all material respects with the capital expenditure budget set forth in Section 5.2(o) of the Company Disclosure Letter; (B) pursuant to obligations imposed by Material Contracts or Leases; or (C) pursuant to agreements in effect prior to the date of this Agreement; (ii) (A) enter into any Contract which if entered into prior to the date hereof would be a Material Contract, other than (1) any Contract (x) which would be a Material Contract solely due to its status as an IP Contract of the kind required to be listed in Section 3.17(e)(i), Section 3.17(e)(ii) or Section 3.17(e)(iii) of the Company Disclosure Letter, or (y) with a Major Customer or Major Supplier entered into in the ordinary course of business, and in the case of any Contracts such as would not otherwise be a Material Contract, or (2) renewals or extensions of Material Contracts that are expiring in accordance with their terms and are not terminating as a result of the Mergers, or (B) modify or amend in any material respect, or terminate, any Material Contract (other than any Material Contract that has expired or terminated in accordance with its terms or pursuant to express termination rights in Leases); (iii) modify, amend or terminate, the Company TRA, other than pursuant to the Company TRA Amendment, or modify, amend or terminate the Company TRA Amendment; (iv) maintain insurance at less than current levels or otherwise in a manner inconsistent with past practice; (v) engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404; or (vi) implement any plant closings, employee layoffs or similar act that would require notification under the WARN Act;

(p) enter into any material joint venture or legal partnership with any third Person;

(q) sell, assign or otherwise dispose of, lease or license any tangible asset or property material to the Company and its Subsidiaries, taken as a whole, to any other Person;

(r) sell, assign, abandon, let lapse, transfer or license (other than non-exclusive licenses granted in the ordinary course of business) any Company Intellectual Property material to the Company and its Subsidiaries, taken as a whole, to any other Person; or

(s) enter into, or agree or commit to enter into, a Contract or other agreement to take any of the actions prohibited by this Section 5.2.

5.3 Process Related to Affirmative Covenants and Forbearance Covenants. If the Company Parties desire to take an action that would be prohibited by Section 5.1 or Section 5.2 without the prior approval of Parent, then, prior to taking such action, the Company Parties (in lieu of the procedure outlined in Section 9.2) may request consent by sending an email to each of the individuals listed in Section 5.3 of the Company Disclosure Letter specifying, in reasonable detail, the action proposed to be taken (or omitted from being taken). Any of the individuals listed in Section 5.3 of the Company Disclosure Letter may grant consent on behalf of Parent. Parent will use reasonable best efforts to respond affirmatively or negatively to such request within five Business Days.

5.4 Acquisition Proposals.

(a) No Solicitation.

(i) No Further Discussions. Subject to Section 5.4(b), following the execution and delivery of this Agreement, the Company Parties will cease any discussions or negotiations with, and terminate any data room access (or other access to diligence) of, any Person and its Representatives (other than the Buyer Parties or any of their respective Representatives) relating to an Acquisition Transaction.

(ii) Return of Information. Unless the Company Parties have already so requested, promptly following the date of this Agreement, the Company Parties will request that each Person (other than the Buyer Parties or any of their respective Representatives) that has executed a confidentiality agreement in connection with its consideration of an Acquisition Transaction within the 12 months prior to the date of this Agreement promptly return or destroy, in accordance with the terms of such confidentiality agreement, all non-public information furnished to such Person by or on behalf of the Company or its Subsidiaries prior to the date of this Agreement.

(iii) Restrictions on Activities. Subject to Section 5.4(b) during the Pre-Closing Period, the Company Parties, their respective Subsidiaries and each Company Party’s managers, directors and executive officers will not, and the Company Parties will not authorize or direct any of their other Representatives to, directly or indirectly, (A) solicit, initiate, propose or knowingly induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; (B) furnish to any third Person or Group (other than the Buyer Parties or any of their respective Representatives) any non-public information relating to the Company Parties or any of their Subsidiaries or afford to any Person or Group (other than the Buyer Parties or any of their respective Representatives) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company Parties or any of their Subsidiaries, in any such case with the intent to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an Acquisition Proposal or the making of any proposal that would reasonably be expected to lead to an Acquisition Proposal; (C) participate or engage in discussions or negotiations with any third Person or Group with respect to an Acquisition Proposal or with respect to any inquiries from third Persons that would reasonably be expected to lead to an Acquisition Proposal (other than informing such Persons of the provisions contained in this Section 5.4 or discussing any Acquisition Proposal made by any Person or Group with such Person or Group to the extent necessary to clarify the terms of the Acquisition Proposal); (D) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, other than, in each case, an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, an “Alternative Acquisition Agreement”); or (E) commit to do any of the foregoing. Following the date of this Agreement, the Company Parties will not be required to enforce, and, prior to the execution and delivery to the Company of the Stockholder Written Consent, will be permitted to waive, any provision of any “standstill” or confidentiality agreement to the extent that such provision prohibits or purports to prohibit a proposal being made to the Company Parties or the Company Board (or any committee thereof).

(b) Permitted Conduct Related to Certain Proposals. Notwithstanding anything to the contrary in this Section 5.4, prior to the execution and delivery to the Company of the Stockholder Written Consent, the Company Parties (including the Company Board (or a committee thereof)) may, directly or indirectly through one or more of their Representatives (including the Company Financial Advisors), (i) participate or engage in discussions or negotiations with; (ii) subject to an Acceptable Confidentiality Agreement, (A) furnish any non-public information relating to the Company Parties or any of their Subsidiaries to, or (B) afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company Parties or any of their Subsidiaries to; or (iii) otherwise facilitate the making of a Superior Proposal by, in each case, any Person or Group or their respective Representatives and financing sources that has made, renewed or delivered to the Company Parties an Acquisition Proposal after the date of this Agreement that was not solicited in material breach of Section 5.4(a). However, the Company Parties (including the Company Board (or a committee thereof)) may only engage in the activities contemplated by the prior sentence if the Company Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that (i) such Acquisition Proposal either constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal and (ii) the failure to take the actions contemplated by this Section 5.4(b) would reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law. During the Pre-Closing Period, the Company Parties will promptly make available to Parent any non-public information concerning the Company Parties and their Subsidiaries that is provided to any third party pursuant to this Section 5.4(b) that was not previously made available to Parent.

(c) No Company Board Recommendation Change or Entry into an Alternative Acquisition Agreement.

(i) Restricted Activities. Except as provided by Section 5.4(d) or Section 5.4(e), during the Pre-Closing Period, the Company Board (or a committee thereof) will not:

(1) (A) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to Parent or (B) fail to publicly reaffirm the Company Board Recommendation after Parent so requests in writing within 10 Business Days of the receipt by the Company of an Acquisition Proposal (it being understood that the Company will not be obligated to reaffirm the Company Board Recommendation (x) on more than one occasion with respect to an Acquisition Proposal or (y) following the execution and delivery to the Company of the Stockholder Written Consent) (any action described in clauses (A) or (B), a “Company Board Recommendation Change”); or

(2) cause or permit the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement.

(ii) Permitted Activities. Notwithstanding anything to the contrary in this Agreement, none of (A) the determination in itself by the Company Board (or a committee thereof) that an Acquisition Proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal; (B) the delivery, in itself, by the Company to Parent or its Representatives of any notice contemplated by Section 5.4(d) or Section 5.4(e); or (C) the public disclosure, in itself, of the items in clauses (A) and (B) will constitute a Company Board Recommendation Change or violate this Section 5.4.

(d) Intervening Events. Notwithstanding anything to the contrary in this Agreement, at any time prior to the execution and delivery to the Company of the Stockholder Written Consent, the Company Board (or a committee thereof) may effect a Company Board Recommendation Change in response to an Intervening Event if and only if:

(i) the Company Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take such action could reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law;

(ii) the Company has provided prior written notice to Parent at least four days in advance to the effect that the Company Board (or a committee thereof) has (A) made the determination contemplated by Section 5.4(d)(i) and (B) resolved to effect a Company Board Recommendation Change pursuant to this Section 5.4(d), which notice will describe the Intervening Event in reasonable detail; and

(iii) prior to effecting such Company Board Recommendation Change, the Company and its Representatives, until 5:00 p.m. at the end of such four day period, have (A) negotiated with Parent and its Representatives in good faith (to the extent that Parent requests to negotiate) to make such adjustments to the terms and conditions of this Agreement and the Transaction Documents so that the Company Board (or a committee thereof) no longer makes the determination contemplated by Section 5.4(d)(i); and (B) permitted Parent and its Representatives to make a presentation to the Company Board regarding this Agreement and any adjustments with respect thereto (to the extent that Parent requests to make such a presentation).

(e) Superior Proposals. Notwithstanding anything to the contrary in this Agreement: the Company Board may, at any time prior to the execution and delivery to the Company of the Stockholder Written Consent, (A) effect a Company Board Recommendation Change with respect to such Superior Proposal or (B) authorize the Company to terminate this Agreement pursuant to Section 8.1(h), in each case if and only if:

(i) the Company has received a written Acquisition Proposal that the Company Board (or a committee thereof) has concluded in good faith (after consultation with its financial advisor and outside legal counsel) is a Superior Proposal;

(ii) the Company Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to take such action could reasonably be expected to be inconsistent with its fiduciary duties pursuant to applicable Law;

(iii) the Company has complied in all material respects with its covenants pursuant to Section 5.4(a) with respect to such Acquisition Proposal;

(iv) the Company has provided prior written notice to Parent at least four days in advance (such period, the “Notice Period”) to the effect that the Company Board (or a committee thereof) has (A) made the determinations contemplated by Section 5.4(e)(i) and Section 5.4(e)(ii) and (B) resolved to effect a Company Board Recommendation Change or to terminate this Agreement pursuant to Section 8.1(h), which notice must describe the material terms of such Acquisition Proposal and include copies of all definitive agreements relating to such Acquisition Proposal (unless any such disclosure is prohibited pursuant to the terms of any confidentiality agreement with such Person or Group that is in effect on the date of this Agreement); and

(v) prior to effecting such Company Board Recommendation Change or termination of this Agreement pursuant to Section 8.1(h), the Company and its Representatives, until 5:00 p.m. on the last day of the Notice Period, have (A) negotiated with Parent and its Representatives in good faith (to the extent that Parent requests to negotiate) to make such adjustments to the terms and conditions of this Agreement and the Transaction Documents so that the Company Board (or a committee thereof) no longer makes the determinations contemplated by Section 5.4(e)(i) and Section 5.4(e)(ii); and (B) permitted Parent and its Representatives to make a presentation to the Company Board regarding this Agreement and any adjustments with respect thereto (to the extent that Parent requests to make such a presentation), it being understood that (1) in the event of any material revision, amendment, update or supplement to such Acquisition Proposal, the Company will be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.4(e)(v) with respect to such new written notice (with the “Notice Period” in respect of such new written notice being two days); and (2) at the end of the Notice Period, the Company Board (or a committee thereof) must have in good faith (after consultation with its financial advisor and outside legal counsel) reaffirmed its determination that such Acquisition Proposal is a Superior Proposal.

(f) Notice to Parent of Acquisition Proposals. During the Pre-Closing Period, the Company will promptly (and, in any event, by the later of (i) 24 hours from the receipt thereof and (ii) 5:00 p.m. on the next Business Day) notify Parent in writing if, to the Knowledge of the Company (which, for this purpose, will be deemed to include each member of the Company Board and will not be deemed to be only as of the date of this Agreement), (A) an Acquisition Proposal is received by the Company or any of its Representatives or (B) any non-public information is requested from, or any discussions or negotiations are sought to be initiated or continued with, the Company or any of its Representatives, in each case, in connection with a potential Acquisition Proposal. Such notice must include the identity of the Person or Group making such proposal or request and the material terms of such proposal and, if in writing, a copy thereof (unless any such disclosure is prohibited pursuant to the terms of any confidentiality agreement with such Person or Group that is in effect on the date of this Agreement). Thereafter, the Company must keep Parent reasonably informed, on a prompt basis, of the status and material terms of any such proposal (including any material amendments thereto) and the status of any such discussions or negotiations.

(g) Permitted Disclosures by the Company and the Company Board. So long as the Company expressly restates the Company Board Recommendation in any such public disclosure, as applicable (other than in a customary “stop, look and listen” communication to the Company Stockholders pursuant to Rule 14d-9 promulgated under the Exchange Act):

(i) nothing in this Agreement will prohibit or restrict the Company or the Company Board (or a committee thereof) from (A) taking and disclosing to the Company Stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act or complying with Rule 14d-9 promulgated under the Exchange Act, including making a “stop, look and listen” communication by the Company Board (or a committee thereof) to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any substantially similar communication); (B) complying with Item 1012(a) of Regulation M-A promulgated under the Exchange Act; (C) informing any Person of the existence of the provisions contained in this Section 5.4; or (D) making any disclosure to the Company Stockholders (including regarding the business, financial condition or results of operations of the Company or its Subsidiaries) that the Company Board (or a committee thereof), after consultation with its outside legal counsel, has determined in good faith is required by applicable Law; and

(ii) it is understood and agreed that, for purposes of this Agreement, a factually accurate public statement by the Company or the Company Board (or a committee thereof) that (A) describes the Company’s receipt of an Acquisition Proposal; (B) identifies the Person or Group making such Acquisition Proposal; (C) provides the material terms of such Acquisition Proposal; or (D) describes the operation of this Agreement with respect to an Acquisition Proposal will not, in any case, be deemed to be (1) a withholding, withdrawal, amendment, qualification or modification, or proposal by the Company Board (or a committee thereof) to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation; (2) an adoption, approval or recommendation with respect to such Acquisition Proposal; or (3) a Company Board Recommendation Change.

(h) Breach of No-Solicitation Covenants by Representatives of the Company Parties. The Company Parties agree that if it (i) affirmatively permits any statutory manager, director or executive officer of any

Company Party to take any action or (ii) is made aware of and does not subsequently use its reasonable best efforts to prohibit or terminate an action by one of its other Representatives and, in each case, such action would constitute a material breach of this Section 5.4 if taken by the Company during the Pre-Closing Period, then such action will be deemed to constitute a breach by the Company of this Section 5.4.

5.5 No Control of the Other Party’s Business. The Parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give the Buyer Parties, on the one hand, or the Company Parties, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Company LLC Merger Effective Time or the Company Merger Effective Time. Prior to the Company LLC Merger Effective Time or the Company Merger Effective Time, each of Parent, the Company LLC and the Company will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their respective businesses and operations.

ARTICLE VI

ADDITIONAL COVENANTS

6.1 Efforts to Cause the Closing.

(a) Reasonable Best Efforts. Upon the terms and subject to the conditions set forth in this Agreement, the Buyer Parties, on the one hand, and the Company Parties, on the other hand, will use their respective reasonable best efforts to: (i) take (or cause to be taken) all actions; (ii) do (or cause to be done) all things; and (iii) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, in the most expeditious manner practicable, the Mergers, including by using reasonable best efforts to: (A) cause the conditions to the Mergers set forth in Article VII to be satisfied; (B) seek to obtain all consents, waivers, approvals, orders, authorizations and expirations or terminations of waiting periods from Governmental Authorities that are necessary or advisable to consummate the Mergers; and (C) make all registrations, declarations and filings with Governmental Authorities that are necessary or advisable to consummate the Merger.

(b) No Consent Fee. Notwithstanding anything to the contrary in this Agreement, neither the Company nor any of its Subsidiaries will be required to agree to the payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments), or the provision of additional security (including a guaranty), in connection with the Mergers, including in connection with obtaining any consent pursuant to any Material Contract.

6.2 Additional Agreements. If at any time after the Company Merger Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Entities with full title to all properties, assets, rights, approvals and franchises of either of the Company, the Company LLC, Merger Sub I or Merger Sub II, then the officers, directors and managers of each Party will use their reasonable best efforts to take such action.

6.3 Regulatory Approvals.

(a) Filings Under the HSR Act and Other Applicable Laws. Each Buyer Party, on the one hand, and each Company Party, on the other hand, will use (and will cause their respective Affiliates, including their respective UPE, if applicable, to use) their respective reasonable best efforts to (i) file a Notification and Report Form relating to this Agreement and the Mergers as required by the HSR Act with the FTC and the Antitrust Division of the DOJ within 20 Business Days following the date of this Agreement (unless Parent and the

Company agree to file such form at a later date); and (ii) promptly file any other mandatory pre-merger or post-merger notification filings, forms and submissions with any Governmental Authority pursuant to other applicable Antitrust Laws or applicable Investment Screening Laws in connection with the Mergers (which shall include notification under the National Security and Investment Act 2021 (United Kingdom)). Each of Parent and the Company will (and will cause each of its respective Representatives, as applicable, to) (A) cooperate and coordinate with the other in the making of such filings; (B) use its respective reasonable best efforts to supply the other (or cause the other to be supplied) any information that may be required in order to make such filings; (C) use its respective reasonable best efforts to supply (or cause the other to be supplied with) any additional information that reasonably may be required or requested by the FTC, the DOJ or the Governmental Authorities of any other applicable jurisdiction in which any such filing is made; and (D) use its respective reasonable best efforts to take all action necessary to, as soon as practicable: (1) cause the expiration or termination of the applicable waiting periods pursuant to the HSR Act and any other Antitrust Laws or Investment Screening Laws applicable to the Mergers; and (2) obtain any required consents pursuant to any Antitrust Laws or Investment Screening Laws applicable to the Mergers. If any Party receives a request for additional information or documentary material from any Governmental Authority with respect to the Mergers pursuant to the HSR Act or any other Antitrust Laws or Investment Screening Laws applicable to the Mergers, then such Party will make (or cause to be made), as soon as reasonably practicable and after consultation with the other Parties, an appropriate response in compliance with such request.

(b) Efforts to Cause the Closing.

(i) In furtherance and not in limitation of Section 6.3(a), if and to the extent necessary to obtain clearances, consents, approvals, waivers, actions, waiting period expirations or terminations, non-actions, or other authorizations pursuant to applicable Antitrust Laws or applicable Investment Screening Laws to avoid or eliminate any impediment under Antitrust Laws or Investment Screening Laws applicable to the Mergers so as to allow the consummation of the Mergers as promptly as practicable, each Buyer Party will (and will cause each of its respective Affiliates (other than any Excluded Buyer Affiliate), as applicable, to):

(1) offer, negotiate, commit to and effect, by consent decree, hold separate order or otherwise:

(A) the sale, divestiture, license or other disposition of any and all of the capital stock or other equity or voting interests, assets (whether tangible or intangible), rights, products or businesses of the Buyer Parties, on the one hand, and the Company Parties and their Subsidiaries, on the other hand;

(B) the termination, modification, or assignment of existing relationships, joint ventures, Contracts or obligations of the Buyer Parties, on the one hand, and the Company Parties and their Subsidiaries, on the other hand; and

(C) the modification of any course of conduct regarding future operations, or any other restrictions on the activities, of the Buyer Parties, on the one hand, and the Company Parties and their Subsidiaries, on the other hand; and

(2) contest and oppose any request for the entry of, and seek to have vacated or terminated, any decision, Order, judgement, decree, injunction or ruling of any Governmental Authority that would challenge, contest, restrain, enjoin, prevent or delay the consummation of the Mergers or the receipt of any required consents, clearances, approvals, waivers, actions, waiting period expiration or termination, non-actions or other authorizations applicable to the Mergers, including by commencing and pursuing litigation or defending against any Legal Proceeding asserted or initiated by any Person in any court or before any Governmental Authority and by exhausting all avenues of appeal, including appealing properly any adverse decision, Order, judgment, decree, injunction or ruling by any Governmental Authority.

(ii) Notwithstanding anything to the contrary in this Agreement, no Buyer Party shall have an obligation to offer, negotiate, commit to or effect any action contemplated by Section 6.3(b)(i) (1) that individually or in the aggregate with all other actions taken pursuant to Section 6.3(b)(i), would reasonably be expected to cause a Company Material Adverse Effect, (2) with respect to any Affiliates of the Buyer Parties, other than the Buyer Parties, the Surviving Entities and their respective Subsidiaries or (3) is not conditioned on the closing of the transactions contemplated by this Agreement.

(c) Cooperation. In furtherance and not in limitation of Section 6.3(a) and Section 6.3(b), the Company Parties will (and will cause their respective Subsidiaries to), and the Buyer Parties will (and will cause their respective Affiliates (other than any excluded Buyer Affiliate) to), subject to any restrictions under applicable Law:

(i) promptly notify the other Parties of (and, if in writing, furnish them with copies of (or, in the case of oral communications, advise them of the contents of)) any material communication received by such Person from a Governmental Authority in connection with the Mergers and permit the other Parties to review and discuss in advance (and to consider in good faith any comments made by the other Parties in relation to) any material or substantive proposed draft notifications, formal notifications, filings, submissions or other written communications (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith) made in connection with the Mergers to a Governmental Authority;

(ii) keep the other Parties reasonably informed with respect to the status of any such material or substantive submissions and filings to any Governmental Authority in connection with the Mergers and any material or substantive developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval or waiver; (B) the expiration of any waiting period; (C) the commencement or proposed or threatened commencement of any investigation, litigation or administrative or judicial action or proceeding under applicable Law; and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Mergers;

(iii) give the other Parties the opportunity to consult in advance of, and consider in good faith the views of the other Parties in connection with, any material or substantive meeting, telephone or video conference, or other material or substantive oral or written analysis, appearance, argument, brief, communication, memorandum, opinion, presentation or proposal to be made or submitted to any Governmental Authority; provided that such opportunity to consult shall not delay any of the Buyer Parties’ communications with or submissions to any Governmental Authority; and

(iv) not independently participate in any material or substantive meeting, hearing, proceeding or discussions (whether in person, by telephone, by video or otherwise) with or before any Governmental Authority in respect of the Mergers without giving the other Parties reasonable prior notice of such meeting, hearing, proceeding or discussion, and, unless prohibited by such Governmental Authority, the opportunity to attend or participate.

(d) Final Control. Without limiting the obligations of the Buyer Parties set forth in this Section 6.3, the Buyer Parties shall, after good faith consultation with Company Parties, have control of and final decision-making authority and lead all communications and strategy relating to this Section 6.3.

(e) Other Restrictions and Agreements.

(i) Restrictions on Parent. The Buyer Parties will not, and will cause their respective Affiliates not to, extend any waiting period under any Antitrust Law or Investment Screening Law or enter into any agreement with any Governmental Authority not to consummate the Mergers, unless the Company has consented in writing to such extension or agreement (such consent not to be unreasonably withheld, conditioned or delayed).

(ii) Treatment of Confidential Information. Notwithstanding anything to the contrary in this Agreement, each Company Party and Buyer Party may:

(1) designate any non-public information or competitively sensitive information provided to any Governmental Authority pursuant to this Section 6.3 as restricted to “outside counsel” and any such information will only be given to the outside counsel of the receiving party, and such outside counsel will not disclose such materials or information to any employees, officers, directors or other Representatives of the receiving party or its Affiliates unless the Party providing the non-public information or competitively sensitive information approves of such disclosure; and

(2) with respect to any materials provided pursuant to this Section 6.3, redact such materials (a) to remove references concerning the valuation of the businesses of the Company and its Subsidiaries, or proposals from third parties with respect thereto; (b) as necessary to comply with applicable Contracts; and (c) as necessary to protect legal privilege.

6.4 Stockholder Written Consent; Preparation of Information Statement.

(a) Stockholder Written Consent. Immediately after the execution of this Agreement and in lieu of calling a meeting of the Company Stockholders, the Company will submit the form of Stockholder Written Consent attached as Exhibit C (the “Stockholder Written Consent”) to the Company Stockholders listed on Exhibit D. If the Stockholder Written Consent is duly executed by the Company Stockholders holding shares of Company Common Stock representing the Requisite Stockholder Approval and is delivered to the Company in accordance with Section 228 of the DGCL, the Company Charter and Section 2.10 of the Company Bylaws, then, as promptly as practicable thereafter, the Company will deliver to Parent a copy of such executed Stockholder Written Consent.

(b) Information Statement. As promptly as practicable following the date of this Agreement (but in any event not later than 25 days after the date of this Agreement, if practicable) the Company will prepare and cause to be filed with the SEC an information statement of the type contemplated by Rule 14c-2 under the Exchange Act related to the Mergers and this Agreement (such information statement, including any amendment or supplement thereto, the “Information Statement”). The Information Statement will also contain (i) the notice of action by written consent required by Section 228(e) of the DGCL; and (ii) the notice of availability of appraisal rights and related disclosure required by Section 262 of the DGCL. If it is reasonably determined that the Company is required to file any document other than the Information Statement with the SEC in connection with the Mergers pursuant to applicable Law (such document, as amended or supplemented, an “Other Required Company Filing”), then the Company will promptly prepare and file such Other Required Company Filing with the SEC. The Company Parties will use their reasonable best efforts to cause the Information Statement and any Other Required Company Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and Nasdaq on the date of filing with the SEC and the date of distribution to the Company Stockholders (if applicable). Except in connection with a Company Board Recommendation Change or thereafter, the Company will consult with Parent and provide Parent and its counsel a reasonable opportunity to review and comment on the Information Statement, any Other Required Company Filing and any amendment or supplement thereto (and to review and comment on any comments of the SEC or its staff on the Information Statement, any Other Required Company Filing or any amendment or supplement thereto), and will reasonably consider all comments made by Parent, prior to the filing thereof. The Company will promptly provide Parent and its legal counsel with a copy or a description of any comments received by the Company or its legal counsel from the SEC or its staff with respect to the Information Statement, any Other Required Company Filing or any amendment or supplement thereto, and will respond promptly to any such comments. Promptly after the earlier to occur of (A) confirmation from the SEC that it will not review, or that it has completed its review of, the Information Statement and (B) 10 days from the date of filing of the preliminary Information Statement with the SEC (or, if the preliminary Information Statement is filed with the SEC after 5:30 p.m. on a specific date, from the immediately subsequent Business Day after such date), in the event the Company has not received notice from the SEC of its intent to review the Information Statement, the Company will file with the SEC the Information Statement in definitive form as contemplated by Rule 14c-2 promulgated under the Exchange Act and distribute a copy of the Information Statement to the Company Stockholders of record as of the applicable record date or dates for determining the Company Stockholders entitled to receive the notices pursuant to Section 228(e) and Section 262 of the DGCL contained in the Information Statement. If any event relating to any of the Company Parties occurs or if the Company Parties become aware of any information, in each case, that should be disclosed in an amendment or supplement to the Information Statement, then the Company will promptly inform Parent thereof and will promptly file such amendment or supplement with the SEC and, if appropriate, mail such amendment or supplement to the Company Stockholders.

(c) Cooperation. Each Company Party and Buyer Party will furnish all information concerning such Person and its Affiliates to the other, and provide such other assistance, as may be reasonably requested by such other Party to be included therein and will otherwise reasonably assist and cooperate with the other in the preparation, filing and distribution of the Information Statement, any Other Required Company Filing or any Other Required Parent Filing and the resolution of any comments to either Party received from the SEC.

(d) Other Required Parent Filings. If it is reasonably determined that the Buyer Parties or any Parent Related Parties are required to file any document with the SEC in connection with the Mergers pursuant to applicable Law (an “Other Required Parent Filing”), then the Buyer Parties will promptly prepare and file such Other Required Parent Filing with the SEC. The Buyer Parties will use reasonable best efforts to cause any Other Required Parent Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC on the date of filing with the SEC and the date of distribution to the Company Stockholders (if applicable). The Buyer Parties will consult with the Company and provide the Company and its counsel a reasonable opportunity to review and comment on any Other Required Parent Filings and any amendment or supplement thereto (and to review and comment on any comments of the SEC or its staff on the Other Required Parent Filings or any amendment or supplement thereto), and will reasonably consider all comments made by the Company, prior to the filing thereof. Parent will promptly provide the Company and its legal counsel with a copy or a description of any comments received by the Buyer Parties or any Parent Related Party or their respective legal counsel from the SEC or its staff with respect to any Other Parent Required Filings or any amendment or supplement thereto, or otherwise in connection with the transactions contemplated by this Agreement, and will respond promptly to any such comments.

(e) Accuracy of Supplied Information.

(i) By the Company Parties. The Company Parties agree that on the date of filing with the SEC and the date of distribution to the Company Stockholders (if applicable) of the Information Statement or any Other Required Company Filing, neither the Information Statement nor any Other Required Company Filing will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by the Company Parties with respect to any information supplied by the Buyer Parties or any of their Affiliates for inclusion or incorporation by reference in the Information Statement or any Other Required Company Filing. The Company Parties agree that the information supplied by the Company Parties for inclusion or incorporation by reference in any Other Required Parent Filings will not, at the time that such Other Required Parent Filing is filed with the SEC or distributed to the Company Stockholders (if applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(ii) By the Buyer Parties. The Buyer Parties agree that on the date of filing with the SEC and the date of distribution to the Company Stockholders (if applicable) of any Other Required Parent Filing, no Other Required Parent Filing will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not false or misleading. Notwithstanding the foregoing, no covenant is made by the

Buyer Parties with respect to any information supplied by the Company Parties for inclusion or incorporation by reference in any Other Required Parent Filing. The Buyer Parties agree that the information supplied by the Buyer Parties and their respective Affiliates for inclusion or incorporation by reference in the Information Statement or any Other Required Company Filing will not, at the time that the Information Statement or such Other Required Company Filing is filed with the SEC or distributed to the Company Stockholders (if applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

6.5 Equity Financing.

(a) No Amendments to Equity Commitment Letter. Subject to the terms and conditions of this Agreement, no Buyer Party will permit any assignment, amendment, modification or the termination of, or any waiver, release or limitation of any provision or remedy of or pursuant to, the Equity Commitment Letter, without the prior written consent of the Company. Any reference to (1) the “Equity Financing” will include the financing contemplated by the Equity Commitment Letter as amended or modified; and (2) the “Equity Commitment Letter” will include such document as amended or modified.

(b) Taking of Necessary Actions.

(i) Financing not a Closing Condition. The Buyer Parties (on behalf of themselves, the Sponsors and their other Affiliates) each acknowledge and agree that obtaining financing, including the Equity Financing, is not a condition to the Closing or the enforcement of the Equity Commitment Letter. If the Equity Financing has not been funded, the Buyer Parties will each continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in Article VII, to consummate the Mergers, including by taking the actions required to be taken by the Buyer Parties pursuant to Section 6.5(b)(ii).

(ii) Equity Commitment Letter. Subject to the terms and conditions of this Agreement, each Buyer Party will take (or cause to be taken) all actions and do (or cause to be done) all things necessary, proper and advisable to obtain the Equity Financing on the terms and conditions described in the Equity Commitment Letter, including by (A) maintaining in effect the Equity Commitment Letter in accordance with the terms and subject to the conditions thereof; (B) complying with its obligations under the Equity Commitment Letter; (C) satisfying on a timely basis the conditions to funding the Equity Financing in the Equity Commitment Letter, if any, that are within its control; (D) consummating the Equity Financing at or prior to the Closing, including causing the Sponsors to fund the Equity Financing at the Closing (or, with respect to the funding of monetary damages or other amounts payable by the Buyer Parties to the Company Parties following the termination of this Agreement, on or after the termination of this Agreement); (E) complying with its obligations pursuant to the Equity Commitment Letter; and (F) enforcing its rights, including by bringing a Legal Proceeding for specific performance to consummate the Equity Financing, pursuant to the Equity Commitment Letter. The Buyer Parties expressly agree that the Company Parties will be entitled to (1) specific performance or other equitable relief to cause each Buyer Party to perform any obligations required of it and to enforce its rights under the Equity Commitment Letter to cause the Equity Financing to be funded; and (2) directly enforce the obligation to fund the Equity Financing in accordance with, and pursuant to the terms and conditions of, the Equity Commitment Letter.

(c) Information from the Buyer Parties. The Buyer Parties will (i) keep the Company Parties informed in reasonable detail of the status of their efforts to arrange the Equity Financing; and (ii) provide the Company Parties with copies of all executed definitive agreements related to the Equity Financing. Without limiting the generality of the foregoing, the Buyer Parties must give the Company prompt notice (A) of any breach (or threatened breach) or default (or any event or circumstance that, with or without notice or lapse of time, or both, could reasonably be expected to give rise to any material breach or material default) by any party to the Equity Commitment Letter; and (B) if for any reason any of the Buyer Parties at any time reasonably believes that it may not be able to obtain all or any portion of the Equity Financing on the terms, in the manner or from the sources contemplated by the Equity Commitment Letter or any definitive agreements related thereto. The Buyer Parties will provide any information reasonably requested by the Company Parties relating to any of the circumstances referred to in the previous sentence as soon as reasonably practical (but in any event with two Business Days) after the date that the Company delivers a written request therefor to Parent.

6.6 Debt Financing Cooperation.

(a) Cooperation by the Company with the Debt Financing. Prior to the Company LLC Merger Effective Time, to the extent reasonably requested by the Buyer Parties for the purpose of arranging or obtaining the Debt Financing, the Company Parties will use their respective reasonable best efforts, and will cause each of their Subsidiaries and their and their Subsidiaries’ Representatives to use their reasonable best efforts, to:

(i) assist with the preparation of customary lender presentations, customary rating agency presentations, customary bank information memoranda, and other similar documents and materials, in each case, to the extent reasonably requested in connection with the Debt Financing, participate (and cause senior management and Representatives of the Company Parties to participate) in a reasonable and limited number of meetings, presentations, and due diligence sessions with the providers or potential providers of the Debt Financing and rating agencies in respect of the Debt Financing and otherwise provide reasonable and customary assistance in the marketing efforts of the Parent and its Debt Financing Sources in connection with the Debt Financing;

(ii) solely with respect to financial information and data derived from the Company’s historical books and records and maintained in the ordinary course of business, assist Parent with providing information reasonably required in connection with the preparation of pro forma financial information and pro forma financial statements to the extent reasonably requested by the Buyer Parties or the Debt Financing Sources;

(iii) assist Parent in connection with the preparation, negotiation, execution and registration of any definitive written financing documentation (including loan agreements, guarantees, pledge and security documents, hedging arrangements, customary officer’s certificates, corporate resolutions and other definitive financing documents (and any disclosure schedules and exhibits thereto)), in each case, as may be reasonably requested by Parent or the Debt Financing Sources, and subject to the occurrence of the Closing, it being understood that such documents will not be recorded or take effect until the Company Merger Effective Time;

(iv) to the extent reasonably requested by the Buyer Parties or the Debt Financing Sources, furnish the Buyer Parties and the Debt Financing Sources with such financial and other pertinent information regarding the Company Parties as may reasonably be requested by such Persons (excluding, for the avoidance of doubt, any Excluded Information), including customary authorization letters (including a customary 10b-5 representation and, as applicable, a material non-public information representation, in each case, solely with respect to information provided by the Company to the Buyer Parties or the Debt Financing Sources); and

(v) furnish Parent and the Debt Financing Sources with all documentation and other information about the Company and its Subsidiaries as is reasonably requested by Parent at least 10 Business Days prior to Closing, in accordance with the requirements of the Debt Financing Sources, with respect to applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and beneficial ownership regulations (including beneficial ownership certifications as under 31 C.F.R. § 1010.230).

(b) Limitation on Obligations of the Company Parties.

(i) Limitations in General. Nothing in this Section 6.6 will require:

(1) any Representative of the Company Parties or any of their Subsidiaries to execute or enter into any certificate, opinion, instrument, agreement or other document or take any action in the capacity as a

Representative of the Company Parties or any of their Subsidiaries to authorize or approve the Debt Financing prior to the Company LLC Merger Effective Time or Company Merger Effective Time (other than the authorization letters and “know your customer” documentation and information referenced above);

(2) any of the Company Parties or any of their Subsidiaries to adopt resolutions approving or otherwise approving the agreements, documents or instruments pursuant to which the Debt Financing is made;

(3) impose on any of the Company Parties or any of their Subsidiaries any liability or any obligation under any certificate, agreement, arrangement, document, contract or instrument related to the Debt Financing prior to the Company Merger Effective Time for which it has not received prior reimbursement or is otherwise indemnified by or on behalf of Parent;

(4) any of the Company Parties or any of their Subsidiaries to waive or amend any terms of this Agreement or any other Contract (not entered in contemplation hereof) or agree to pay any fees or reimburse any expenses prior to the Company LLC Merger Effective Time or Company Merger Effective Time for which it has not received prior reimbursement or is otherwise indemnified by or on behalf of Parent;

(5) any of the Company Parties or any of their Subsidiaries to enter into any definitive agreement (other than the customary authorization letters referenced above) or give any indemnities in connection with the Debt Financing that, in each case, would be effective prior to the Company Merger Effective Time;

(6) any of the Company Parties or any of their Subsidiaries to prepare, provide or deliver any Excluded Information; or

(7) any of the Company Parties or any of their Subsidiaries to take any action that would (A) unreasonably interfere with the conduct of the business of the Company and its Subsidiaries; (B) create a risk of damage or destruction to any property or assets of the Company Parties or any of their Subsidiaries; (C) cause any representation or warranty or covenant contained in this Agreement to be breached in a manner that would reasonably be expected to cause any conditions set forth in Article VII to fail to be satisfied; (D) cause the Company or any of its Subsidiaries to violate or waive any attorney-client or other applicable privilege or breach any contract, applicable Law or organizational document (in each case not entered in contemplation hereof) so long as such Persons have used reasonable best efforts to provide such cooperation in an alternative manner not restricted hereby; (E) cause competitive harm to the Company or its Subsidiaries; or (F) result in the disclosure of any documents or information that are reasonably pertinent to any adverse Legal Proceeding between the Company Parties and their Affiliates, on the one hand, and Parent and its Affiliates, on the other hand.

(ii) Effectiveness of Certain Actions. Notwithstanding anything to the contrary in this Agreement:

(1) other than the authorization letters and “know your customer” documentation and information referenced above , no action, liability or obligation of the Company Parties, any of their Subsidiaries or any of their respective Representatives pursuant to any certificate, agreement, arrangement, document, contract or instrument relating to the Debt Financing will be effective until the Company LLC Merger Effective Time or the Company Merger Effective Time;

(2) other than the authorization letters and “know your customer” documentation and information referenced above, no Company Party nor any of its Subsidiaries will be required to take any action pursuant to any certificate, agreement, arrangement, document, contract or instrument that is not contingent on the occurrence of the Closing or that must be effective prior to the Company LLC Merger Effective Time or the Company Merger Effective Time; and

(3) any bank information memoranda required in relation to the Debt Financing will contain disclosure and financial statements reflecting the Surviving Entities or its Subsidiaries as the obligor.

(iii) Matters Related to Compliance. The Company Parties will be deemed to be in compliance with Section 6.6 for purposes of any conditions set forth in Article VII unless and until (i) Parent provides written notice (the “Non-Cooperation Notice”) to the Company of any alleged failure to comply, or action or failure to act, that constitutes a breach of this Section 6.6; (ii) Parent includes in such Non-Cooperation Notice reasonable detail regarding the cooperation required to cure such alleged failure (which will not require the Company Parties to provide any cooperation that it would not otherwise be required to provide under this Section 6.6); and (iii) the Company Parties fail to take the actions specified in such Non-Cooperation Notice within 15 Business Days from receipt of such Non-Cooperation Notice (or, if there are less than 15 Business Days prior to the Termination Date, such shorter period that provides reasonably sufficient time prior to the Termination Date to consummate the Debt Financing). Notwithstanding anything to the contrary in this Agreement, except in the case of a Willful Breach by the Company Parties, a breach of the covenants of the Company Parties or their Subsidiaries under this Section 6.6 may not be asserted by the Buyer Parties or any of their Affiliates or Representatives as the basis for (1) any conditions set forth in Article VII not being satisfied or (2) the termination of this Agreement pursuant to Section 8.1(e); provided that, it is agreed that failure of the Company Parties to use reasonable best efforts to cure a breach specified in a Non-Cooperation Notice within the applicable period set forth in the preceding sentence shall constitute a Willful Breach by the Company Parties for such purposes.

(iv) No Other Debt Financing Obligations. The Parties acknowledge that this Section 6.6 represents the sole obligation of the Company Parties, their Subsidiaries and Affiliates and their respective officers, directors, employees and other Representatives with respect to cooperation in connection with the Debt Financing and no other provision of this Agreement (including exhibits and schedules) will be deemed to expand or modify such obligations.

(c) Use of Logos. The Company consents to the use of its and its Subsidiaries’ logos in connection with the Debt Financing so long as such logos are used (i) solely in a manner that is not intended to or likely to harm or disparage the Company Parties or any of its Subsidiaries or the reputation or goodwill of the Company Parties or any of its Subsidiaries; and (ii) solely in connection with a description of the Company Parties, its business and products or the Mergers.

(d) Confidentiality. All non-public or other confidential information provided by the Company Parties, any of their Subsidiaries or any of their respective Representatives pursuant to this Agreement will be kept confidential in accordance with the Confidentiality Agreement, except that Parent will be permitted to disclose such information to any Debt Financing Sources or prospective financing sources and other financial institutions and investors that are or may become parties to the Debt Financing and to any underwriters, initial purchasers or placement agents in connection with the Debt Financing (and, in each case, to their respective counsel and auditors) so long as such Persons (i) agree to be bound by the Confidentiality Agreement as if parties thereto; or (ii) are subject to other customary confidentiality undertakings with respect to such information (including in the form of a customary click-through confidentiality undertaking) and of which the Company Parties are a beneficiary.

(e) Reimbursement. Upon the earlier of the Closing and the valid termination of this Agreement, promptly upon request by the Company, Parent will reimburse the Company for any reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees) incurred by the Company or its Subsidiaries in connection with the cooperation of the Company and its Subsidiaries contemplated by this Section 6.6.

(f) Indemnification. The Company Parties, their Subsidiaries and their respective Representatives will be indemnified and held harmless by Parent from and against any and all liabilities, losses, damages, claims, costs, expenses (including reasonable and documented out-of-pocket attorneys’ fees), interest, awards, judgments, penalties and amounts paid in settlement suffered or incurred by them in connection with their cooperation in arranging or obtaining the Debt Financing (including any cooperation pursuant to this Section 6.6) pursuant to this Agreement or the provision of information utilized in connection therewith, in each case, other than as a result of (i) information relating to the Company Parties and their Subsidiaries provided expressly for use in connection with the Debt Financing that is determined to be materially false or misleading and/or (ii) fraud, bad faith, gross negligence or willful misconduct by or on behalf of such Person or Representative. Parent’s obligations pursuant to Section 6.6(e) and this Section 6.6(f) are referred to collectively as the “Financing Reimbursement Obligations.”

(g) No Exclusive Arrangements. In no event will Parent or Merger Sub (and Parent and Merger Sub will each cause their respective Representatives (which for this purpose will be deemed to include the Debt Financing Sources, the Sponsors and each direct or indirect investor in Parent or Merger Sub (pursuant to the Equity Commitment Letter or otherwise)) or any other potential financing sources of Parent, Merger Sub and such investors not to) enter into any contract, agreement or arrangement prohibiting or seeking to prohibit any bank, investment bank or other potential provider of debt or equity financing from providing or seeking to provide debt or equity financing or financial advisory services to any Person, in each case in connection with an Acquisition Proposal or Acquisition Transaction.

(h) Debt Financing Not a Closing Condition. The Buyer Parties (on behalf of themselves, the Sponsors and their other Affiliates) each acknowledge and agree that obtaining the Debt Financing is not a condition to the Closing or the enforcement of the Equity Commitment Letter. If any Debt Financing has not been obtained, the Buyer Parties will each continue to be obligated, subject to the satisfaction or waiver of the conditions set forth in Article VII, to consummate the Mergers, including by taking the actions required to be taken by the Buyer Parties pursuant to Section 6.5(b)(ii).

6.7 Anti-Takeover Laws. The Company Parties and the Buyer Parties will not, and will cause their respective Affiliates not to, take any action that would cause any restrictions on business combinations set forth in any “takeover” Law to become applicable to this Agreement or the Merger. Each of Parent, the Company and the Company Board will (a) take all actions within their power to ensure that no “anti-takeover” Law is or becomes applicable to the Mergers; and (b) if any “anti-takeover” Law is or becomes applicable to the Mergers, take all action within their power to ensure that the Mergers may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Law on the Mergers.

6.8 Information Access During the Pre-Closing Period. As necessary during the Pre-Closing Period, the Company will, and will cause its Subsidiaries to, afford Parent and its Representatives reasonable access during normal business hours, upon reasonable advance notice, to the properties, books and records, and personnel of the Company and its Subsidiaries for purposes that are, in good faith, directly and actually related to the consummation of the Mergers. Notwithstanding the prior sentence, the Company may restrict or otherwise prohibit access to any documents or information to the extent that (a) any applicable Law requires the Company to restrict or otherwise prohibit access to such documents or information; (b) access to such documents or information would give rise to a material risk of waiving any attorney-client privilege, work product doctrine or other privilege applicable to such documents or information; (c) access to a Contract to which the Company or any of its Subsidiaries is a party or is otherwise bound would violate, or cause a default pursuant to, or give a third Person the right to terminate or accelerate rights pursuant to, such Contract; (d) such access would result in the disclosure of any Trade Secrets of any third Person; (e) such documents or information are reasonably pertinent to any adverse Legal Proceeding between the Company and its Affiliates, on the one hand, and Parent and its Affiliates, on the other hand; or (f) the provision of such information would, in the reasonable good faith judgment of the Company, cause unreasonable disruption to the operations of the Company or its Subsidiaries, provided, however, for each of clauses (a) through (f), the Company shall give notice to Parent of the fact that it is withholding such information or documents and use reasonable best efforts to effect reasonable substitute disclosure or access. Nothing in this Section 6.8 will be construed to require the Company, any of its Subsidiaries or any of their respective Representatives to prepare any reports, analyses, appraisals, opinions or other information. Any investigation conducted pursuant to the access contemplated by this Section 6.8 will be conducted by Parent and its Representatives in a manner that does not unreasonably interfere with the conduct of the business of the Company and its Subsidiaries or create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries. Any access to the properties of the Company and its Subsidiaries will be subject to the Company’s reasonable security measures, health and safety measures, and insurance requirements, and will not include the right to perform any “invasive” testing or soil, air or groundwater sampling, including any phase I or phase II environmental assessments. Notwithstanding anything to the contrary in this Agreement, the Company may satisfy its covenants set forth in this Section 6.8 by electronic means if physical access is not reasonably feasible or would not be permitted under applicable public health or similar Laws. All requests for access or information pursuant to this Section 6.8 must be directed to the Company’s General Counsel or another person designated in writing by the Company.

6.9 Section 16(b) Exemption. The Company will take all actions reasonably necessary and within its power to cause the Mergers, and any dispositions of equity securities of the Company (including derivative securities) in connection with the Mergers by each individual who is a director or executive officer of the Company, to be exempt pursuant to Rule 16b-3 promulgated under the Exchange Act.

6.10 Directors’ and Officers’ Exculpation, Indemnification and Insurance.

(a) Indemnification. The Surviving Entities and their respective Subsidiaries will (and Parent will cause the Surviving Entities and their Subsidiaries to) honor and fulfill, in all respects, the respective obligations of the Company Parties and their Subsidiaries pursuant to the indemnification, exculpation and advancement of expenses provisions of any of the certificates of incorporation, bylaws and other similar organizational documents of the Company Parties and their respective Subsidiaries as in effect on the date hereof, and pursuant to any indemnification agreement (including any indemnification priority agreement) between the Company Parties and any of their respective Subsidiaries, on the one hand, and any of their respective current or former directors, officers or members (and any Person who becomes a director, officer or member of the Company Parties or any of their respective Subsidiaries prior to the Company Merger Effective Time), on the other hand (collectively, the “Indemnified Persons”), which indemnification agreements have either been made available to the Buyer Parties or are consistent with the form of indemnification agreement filed with the SEC as an exhibit to the Company’s Annual Report on Form 10-K filed by the Company with the SEC for the fiscal year ended December 31, 2024 (the “Indemnification Agreements”). In addition, during the period commencing at the Company Merger Effective Time and ending on the sixth anniversary of the Company Merger Effective Time, the Surviving Entities and their Subsidiaries will (and Parent will cause the Surviving Entities and their Subsidiaries to) cause the certificates of incorporation, bylaws and other similar organizational documents of the Surviving Entities and their Subsidiaries to contain provisions with respect to indemnification, exculpation and the advancement of expenses that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions set forth in the Company Charter, the Company Bylaws and the other similar organizational documents of the Company Parties and their respective Subsidiaries, as applicable, as of the date of this Agreement. During such six-year period or such period in which an Indemnified Person is asserting a claim for indemnification pursuant to Section 6.10(b), whichever is longer, such provisions may not be repealed, amended or otherwise modified in any manner except as required by applicable Law.

(b) Indemnification Obligation. Without limiting the generality of Section 6.10(a), during the period commencing at the Company Merger Effective Time and ending on the sixth anniversary of the Company Merger Effective Time, the Surviving Entities will (and Parent will cause the Surviving Entities to) indemnify and hold harmless, to the fullest extent permitted by applicable Law and pursuant to the Indemnification Agreements, each Indemnified Person from and against any reasonable and documented out-of-pocket costs, fees and expenses (including reasonable and documented out-of-pocket attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any Legal Proceeding, whether civil, criminal, administrative or investigative, to the extent that such Legal Proceeding arises, directly or indirectly, out of or pertains, directly or indirectly, to (i) any action or omission, or alleged action or omission, in such Indemnified Person’s capacity as a director, officer, or agent of the Company Parties or any of their respective Subsidiaries that occurred prior to the Company Merger Effective Time; or

(ii) the Mergers, as well as any actions taken by the Company Parties, the Buyer Parties, the Related Parties or the Debt Financing Sources with respect to the Mergers or the transactions leading up to or resulting in the Mergers (including any disposition of assets of the Surviving Entities or any of their respective Subsidiaries that is alleged to have rendered the Surviving Entities or any of their respective Subsidiaries insolvent). Notwithstanding the foregoing, if, at any time prior to the sixth anniversary of the Company Merger Effective Time, any Indemnified Person delivers to Parent a written notice asserting a claim for indemnification pursuant to this Section 6.10(b), then the claim asserted in such notice will survive the sixth anniversary of the Company Merger Effective Time until such claim is fully and finally resolved. In connection with a Legal Proceeding of the type contemplated by this Section 6.10(b), (A) the Surviving Entities will have the right to control the defense thereof after the Company Merger Effective Time (it being understood that, by electing to control the defense thereof, the Surviving Entities will be deemed to have waived any right to object to the Indemnified Person’s entitlement to indemnification under this Section 6.10 with respect thereto); (B) each Indemnified Person will be entitled to retain his or her own counsel (the fees and expenses of which will be paid by the Surviving Entities), whether or not the Surviving Entities elect to control the defense of any such Legal Proceeding; (C) upon receipt of an undertaking by or on behalf of such Indemnified Person to repay any amount if it is ultimately determined that such Indemnified Person is not entitled to indemnification, the Surviving Entities will advance all reasonable and documented out-of-pocket fees and expenses (including reasonable and documented out-of-pocket fees and expenses of any counsel) as reasonably incurred by an Indemnified Person in the defense of such Legal Proceeding, whether or not the Surviving Entities elect to control the defense of any such Legal Proceeding; and (D) no Indemnified Person will be liable for any settlement of such Legal Proceeding effected without his or her prior written consent (unless such settlement relates only to monetary damages for which the Surviving Entities would be responsible). Notwithstanding anything to the contrary in this Agreement, none of Parent, the Surviving Entities or any of their respective Affiliates will settle or otherwise compromise or consent to the entry of any judgment with respect to, or otherwise seek the termination of, any Legal Proceeding for which indemnification may be sought by an Indemnified Person pursuant to this Agreement unless such settlement, compromise, consent or termination includes an unconditional release of all Indemnified Persons from all liability arising out of such Legal Proceeding. Any determination required to be made with respect to whether the conduct of any Indemnified Person complies or complied with any applicable standard will be made by independent legal counsel selected by the Surviving Entities (which counsel will be reasonably acceptable to such Indemnified Person), the fees and expenses of which will be paid by the Surviving Entities.

(c) D&O Insurance. During the period commencing at the Company Merger Effective Time and ending on the sixth anniversary of the Company Merger Effective Time, the Surviving Entities will (and Parent will cause the Surviving Entities to) maintain in effect the D&O Insurance in respect of acts or omissions occurring at or prior to the Company Merger Effective Time on terms (including with respect to coverage, conditions, retentions, limits and amounts) that are equivalent to those of the D&O Insurance. In satisfying its obligations pursuant to this Section 6.10(c), the Surviving Entities will not be obligated to pay annual premiums in excess of 300 percent of the amount paid by the Company Parties for coverage for its last full fiscal year (such 300 percent amount, the “Maximum Annual Premium”). If the annual premiums of such insurance coverage exceed the Maximum Annual Premium, then the Surviving Entities will be obligated to obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Annual Premium from an insurance carrier with the same or better credit rating as the Company’s current directors’ and officers’ liability insurance carrier. Prior to the Company Merger Effective Time, and in lieu of maintaining the D&O Insurance following the Company Merger Effective Time pursuant to this Section 6.10(c), the Company may purchase a prepaid “tail” policy (the “Tail Policy”) with respect to the D&O Insurance from an insurance carrier with the same or better credit rating as the Company Parties’ current directors’ and officers’ liability insurance carrier so long as the premium for the Tail Policy does not exceed 300 percent of the amount paid by the Company for coverage for its last full fiscal year. If the Company Parties purchase the Tail Policy, then the Surviving Entities will (and Parent will cause the Surviving Entities to) maintain the Tail Policy in full force and effect and continue to honor its obligations thereunder for so long as the Tail Policy is in full force and effect.

(d) Successors and Assigns. Proper provision will be made so that the successors and assigns of Parent, the Surviving Entities or any of their respective successors or assigns will assume all of the obligations of Parent and the Surviving Entities set forth in this Section 6.10 if Parent, the Surviving Entities or any of their respective successors or assigns either (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity in such consolidation or merger; or (ii) transfers all or substantially all of its properties and assets to any Person.

(e) No Impairment; Third-Party Beneficiary Rights. The obligations set forth in this Section 6.10 may not be terminated, amended or otherwise modified in any manner that adversely affects any Indemnified Person (or any other person (and his or her heirs and representatives) who is a beneficiary pursuant to the D&O Insurance or the Tail Policy) without the prior written consent of such affected Indemnified Person or other person. Each of the Indemnified Persons or other persons (and his or her heirs and representatives) who are beneficiaries pursuant to the D&O Insurance or the Tail Policy are intended to be third-party beneficiaries of this Section 6.10, with full rights of enforcement. The rights of the Indemnified Persons (and other persons (and his or her heirs and representatives) who are beneficiaries pursuant to the D&O Insurance or the Tail Policy or otherwise) pursuant to this Section 6.10 will be in addition to, and not in substitution for, any other rights that such persons may have pursuant to (i) the Company Charter, Company Bylaws and the Company LLC Agreement; (ii) the similar organizational documents of the respective Subsidiaries of the Company Parties; (iii) any and all indemnification or indemnification priority agreements entered into with the Company Parties or any of their Subsidiaries; or (iv) applicable Law.

(f) Joint and Several Obligations. The obligations of the Surviving Entities, Parent and their respective Subsidiaries pursuant to this Section 6.10 are joint and several.

(g) Other Claims. Nothing in this Agreement is intended to, or will be construed to, release, waive or impair any rights to directors’ and officers’ insurance claims pursuant to any applicable insurance policy or indemnification agreement that is or has been in existence with respect to the Company or any of its Subsidiaries, it being understood that the indemnification provided for in this Section 6.10 is not prior to or in substitution for any rights pursuant to such policies or agreements.

6.11 Employee Matters.

(a) Existing Arrangements. From and after the Company Merger Effective Time, the Surviving Entities and their Subsidiaries will (and Parent will cause the Surviving Entities and their Subsidiaries to) honor all of the Company Benefit Plans and compensation and severance arrangements in accordance with their terms as in effect immediately prior to the Company Merger Effective Time. Notwithstanding the foregoing but subject to Section 6.11(b) and Section 6.11(c), nothing will prohibit the Surviving Entities and their Subsidiaries from amending or terminating any such Company Benefit Plans or compensation or severance arrangements in accordance with their terms or if otherwise required pursuant to applicable Law.

(b) Employment; Benefits. The Surviving Entities or one of its Subsidiaries will (and Parent will cause the Surviving Entities or one of its Subsidiaries to) continue the employment of all employees of the Company and its Subsidiaries as of the Company Merger Effective Time by taking such actions, if any, as are required by applicable Law. For a period of one year following the Company Merger Effective Time, the Surviving Entities and their Subsidiaries will (and Parent will cause the Surviving Entities and their Subsidiaries to) either (i) maintain for the benefit of each Continuing Employee the Company Benefit Plans and any other employee benefit plans or other compensation and severance agreements, arrangements, policies, practices or guidelines (other than the opportunity to participate in equity-based benefits) of the Surviving Entities or any of their Subsidiaries (the “Company Plans”) on terms and conditions that are no less favorable in the aggregate than those in effect at the Company or its Subsidiaries on the date of this Agreement; or (ii) provide each Continuing Employee with (A) base salary or hourly wage rate and annual target cash incentive compensation opportunities that, each taken individually, are no less favorable than those provided to such Continuing Employee immediately prior to the Company Merger Effective Time; (B) severance benefits that are no less favorable in the aggregate than those available pursuant to the arrangement, policies, practices or guidelines of the Company or its Subsidiaries that are applicable to such Continuing Employee immediately prior to the Company Merger Effective Time; and (C) employee benefits (excluding any equity or equity-based awards, long-term incentive arrangements, defined benefit pension benefits and retiree health and welfare benefits) that are no less favorable in the aggregate than those provided to such Continuing Employee immediately prior to the Company Merger Effective Time.

(c) New Plans. At or after the Company Merger Effective Time, Parent will, or will cause the Surviving Entities or any other Subsidiary of Parent to, use reasonable best efforts to cause to be granted to the Continuing Employees credit for all service with the Company and its Subsidiaries prior to the Company Merger Effective Time, for purposes of eligibility to participate, vesting and entitlement to benefits where length of service is relevant (including for purposes of vacation accrual and severance pay entitlement), except that such service need not be credited to the extent that it would result in duplication of coverage or benefits and to the extent that it relates to any defined benefit pension plan or eligibility for retiree health and welfare benefits. In addition, for purposes of any “employee benefit plan” (as such term is defined by Section 3(3) of ERISA) maintained by Parent and its Subsidiaries and any vacation, sick, paid-time off, severance pay plan, program or arrangement offered by Parent or any of its Subsidiaries, as applicable (each such plan, a “New Plan”), Parent will, or will cause the Surviving Entities or any Subsidiaries of Parent to, use reasonable best efforts to (i) cause all waiting periods, pre-existing conditions or limitations, physical examination requirements, evidence of insurability requirements and actively-at-work or similar requirements of such New Plan to be waived for such Continuing Employee and his or her covered dependents; (ii) cause any eligible expenses incurred by such Continuing Employee and his or her covered dependents during the portion of the plan year of the comparable Company Benefit Plan in which such Continuing Employee participates immediately prior to the Company Merger Effective Time ending on the date that such Continuing Employee’s participation in the corresponding New Plan begins to be given full credit pursuant to such New Plan for purposes of satisfying all deductible, co-payments, coinsurance, offset and maximum out-of-pocket requirements applicable to such Continuing Employee and such Continuing Employee’s covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan; (iii) credit the accounts of such Continuing Employees pursuant to any New Plan that is a flexible spending plan with any unused balance in the account of such Continuing Employee; and (iv) any vacation or paid time off accrued but unused by a Continuing Employee as of immediately prior to the Company Merger Effective Time will be credited to such Continuing Employee following the Company Merger Effective Time, will not be subject to accrual limits or other forfeiture, and will not limit future accruals.

(d) No Third-Party Beneficiary Rights. Notwithstanding anything to the contrary in this Agreement, neither this Section 6.11 nor any provisions of this Agreement relating to Company Benefit Plans will be deemed to (i) guarantee employment for any period of time for, or preclude the ability of Parent, the Surviving Entities or any of their respective Subsidiaries to terminate any Continuing Employee for any reason; (ii) subject to the limitations and requirements specifically set forth in this Section 6.11, require Parent, the Surviving Entities or any of their respective Subsidiaries to maintain or continue any Company Plan or prevent the amendment, modification, suspension or termination thereof after the Company Merger Effective Time; (iii) create any third-party beneficiary rights in any Person; or (iv) be treated as an amendment of, or undertaking to amend, any Company Benefit Plan.

6.12 Covenants of Merger Sub I and Merger Sub II. Parent will take all action necessary to cause Merger Sub I, Merger Sub II and the Surviving Entities to perform their respective covenants pursuant to this Agreement and to consummate the Mergers upon the terms and subject to the conditions set forth in this Agreement. Each of the Buyer Parties will be jointly and severally liable for the failure by any of them to perform and discharge any of their respective covenants, agreements and obligations pursuant to this Agreement. Any breach of this Agreement by Merger Sub I or Merger Sub II will be deemed to be a breach of this Agreement by Parent.

6.13 Notification of Certain Matters.

(a) Notification by the Company. During the Pre-Closing Period, the Company will give prompt notice to Parent upon becoming aware that any representation or warranty made by the Company Parties in this Agreement has become untrue or inaccurate in any material respect, or of any failure by the Company Parties to comply with or satisfy in any material respect any covenant to be complied with pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy or failure would reasonably be expected to cause any of the conditions to the obligations of the Buyer Parties to consummate the Mergers set forth in Section 7.1, Section 7.2(a) or Section 7.2(b) to fail to be satisfied at the Closing. No such notification will affect or be deemed to modify any representation or warranty of the Company Parties that is set forth in this Agreement or the conditions to the covenants of the Buyer Parties to consummate the Mergers or the remedies available to the Parties under this Agreement.

(b) Notification by Parent. During the Pre-Closing Period, Parent will give prompt notice to the Company Parties upon becoming aware that any representation or warranty made by the Buyer Parties in this Agreement has become untrue or inaccurate in any material respect, or of any failure by the Buyer Parties to comply with or satisfy in any material respect any covenant to be complied with pursuant to this Agreement, in each case if and only to the extent that such untruth, inaccuracy or failure would reasonably be expected to cause any of the conditions to the obligations of the Company Parties to consummate the Mergers set forth in Section 7.1, Section 7.3(a) or Section 7.3(b) to fail to be satisfied at the Closing. No such notification will affect or be deemed to modify any representation or warranty of the Buyer Parties that is set forth in this Agreement or the conditions to the obligations of the Company Parties to consummate the Mergers or the remedies available to the Parties under this Agreement.

(c) Matters Related to Compliance. Notwithstanding anything to the contrary in this Agreement, except in the case of a Willful Breach by the Company Parties, a breach by the Company of its covenants in this Section 6.13 may not be asserted by the Buyer Parties or any of their Affiliates or Representatives as the basis for (A) any conditions set forth in Article VII not being satisfied or (B) the termination of this Agreement pursuant to Section 8.1(e); and (ii) a breach by Parent of its covenants in this Section 6.13 may not be asserted by the Company Parties or any of their Affiliates or Representatives as the basis for (A) any conditions set forth in Article VII not being satisfied or (B) the termination of this Agreement pursuant to this Section 8.1(g).

6.14 Public Statements and Disclosure. The initial press release of the Company Parties, on the one hand, and the Buyer Parties, on the other hand, concerning this Agreement and the Mergers will be a joint press release reasonably acceptable to the other Party and will be issued promptly following the execution and delivery of this Agreement. Thereafter until the Closing, the Company Parties (other than with respect to the portion of any communication relating to a Company Board Recommendation Change) and their Representatives (unless the Company Board (or a committee thereof) has made a Company Board Recommendation Change in compliance with Section 5.4), on the one hand, and the Buyer Parties and their respective Representatives, on the other hand, will use their respective reasonable best efforts to not issue any press release or make any other public statement related to this Agreement or the transactions contemplated herein without the prior approval of the Buyer Parties, in the case of an issuance or statement by the Company Parties, or the Company Parties, in the case of an issuance or statement by the Buyer Parties. Notwithstanding the foregoing, no Party shall be required to obtain prior consent for issuing any press release or making public statements that are (i) required by applicable Law (including the rules and regulations of any stock exchange upon which a Party’s securities are traded (for the avoidance of doubt, including any announcement required to be made by Hg Capital Trust Plc)); (ii) to the employees, suppliers, customers, partners, investors or vendors of such Party, so long as such communications are consistent with prior public disclosures regarding this Agreement and the transactions contemplated hereby or any communications plan previously agreed to by the Parties (in which case such communications may be made consistent with such plan); (iii) principally related to a Superior Proposal or Company Board Recommendation Change and issued or made in compliance with Section 5.4; (iv) with respect to any dispute or Legal Proceeding among the Parties or their respective Affiliates, or with parties to the Equity Commitment Letter or the Debt Financing Sources, related to this Agreement, the Transaction Documents, the Equity Financing or the Debt

Financing; or (v) consistent with previous public disclosures made by the Parties in compliance with this Section 6.14; provided that, in the case of any public communications made pursuant to clause (i) of this Section 6.14, the Party making such public disclosure shall, to the extent reasonably practicable and permitted by applicable Law, consult with the other Parties in advance (including providing the other Parties with advance copies of any proposed written disclosure) and consider any reasonable comments from the other Parties on such disclosure in good faith.

6.15 Transaction Litigation.

(a) Notice. During the Pre-Closing Period, the Company Parties will provide the Buyer Parties with prompt notice of all Transaction Litigation (including by providing copies of all pleadings with respect thereto) and keep the Buyer Parties reasonably informed with respect to the status thereof. Notwithstanding anything to the contrary in Section 9.2, the notice contemplated by the prior sentence will only be delivered to counsel to Parent and may be delivered by email.

(b) Cooperation. Unless the Company Board (or a committee thereof) has made a Company Board Recommendation Change, the Company Parties (i) will give Parent the opportunity to participate in the defense, settlement or prosecution of any Transaction Litigation, by consulting with Parent with respect to the defense, settlement and prosecution of any Transaction Litigation and considering in good faith Parent’s advice with respect to any Transaction Litigation; and (ii) may not compromise or settle, or agree to compromise or settle, any Transaction Litigation unless Parent has consented thereto in writing (which consent will not be unreasonably withheld, conditioned or delayed).

6.16 Stock Exchange Delisting; Deregistration. Prior to the Company Merger Effective Time, the Company will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law to cause (a) the delisting of the Company Class A Common Stock from Nasdaq as promptly as practicable after the Company Merger Effective Time; and (b) the deregistration of the Company Class A Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting.

6.17 Parent Vote at Merger Sub I and Merger Sub II. Immediately following the execution and delivery of this Agreement, Parent, in its capacity as the sole stockholder of Merger Sub II, will execute and deliver to Merger Sub II (with a copy also sent to the Company) a written consent adopting this Agreement and approving the Company Merger in accordance with the DGCL. Immediately following the execution and delivery of this Agreement, Parent, in its capacity as the sole member of the Merger Sub I, will execute and deliver to Merger Sub I and the Company LLC a written consent approving the Company LLC Merger in accordance with the DLLCA.

6.18 Conduct of Business by the Buyer Parties. During the Pre-Closing Period, unless the Company otherwise consents, the Buyer Parties will not, and will cause any of their Affiliates (other than Excluded Buyer Affiliates) not to: (a) acquire or agree to acquire, by merging or consolidating with, by purchasing a portion of the assets of or equity in, or by acquiring in any other manner, any Person or business or division thereof if entering into of a definitive agreement relating to, or the consummation of, such transaction could reasonably be expected to (i) impose any material delay in the obtaining of, or materially increase the risk of not obtaining, any authorization, consent, order, declaration or approval of any Governmental Authority necessary to consummate the Mergers or to permit the expiration or termination of any applicable waiting period; (ii) materially increase the risk of any Governmental Authority entering an Order preventing or impairing or restraining the consummation of the Mergers; (iii) materially increase the risk of not being able to remove any such Order on appeal or otherwise; or (iv) materially delay or prevent the consummation of the Mergers; (b) enter or agree to enter into any definitive agreement (i) for the acquisition of any business or Person or take or agree to take any other action that, in either case, would reasonably be expected to materially interfere with their ability to consummate the Mergers; or (ii) that otherwise would be reasonably expected to materially delay or prevent the consummation of the Mergers; or (c) take or agree to take any other action that would, individually or in the aggregate, have a Parent Material Adverse Effect.

6.19 Prohibition on Certain Discussions. Except as approved by the Company Board (or a committee thereof) (not to be unreasonably withheld, conditioned or delayed), at all times during the Pre-Closing Period, Parent will not, and will cause its Affiliates not to, make or enter into, or commit or agree to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any director, officer, employee or equityholder of the Company (a) regarding any continuing employment or consulting relationship with the Parent, the Surviving Entities or any of their respective Affiliates following the Company Merger Effective Time; (b) pursuant to which any such Person would be entitled to receive consideration of a different amount or nature than the consideration which such Person is entitled pursuant to Section 2.9 in respect of such holder’s shares of Company Capital Stock or Company LLC Units, as applicable; or (c) pursuant to which such Person or any of its Affiliates would agree to provide, directly or indirectly, equity investment to the Buyer Parties or the Parties in connection with the Mergers; provided that any discussions with any officer or employee of the Company permitted pursuant to this Section 6.19(a) will be subject to prior consultation with the Company in good faith.

6.20 Pay-Off Letters. The Company Parties will deliver a notice of prepayment with respect to the loans and other extensions of credit outstanding under, and a notice of termination of all commitments under, the Credit Agreement (in each case, within the notice period therein). The Company Parties will, (a) use reasonable best efforts to deliver to the Buyer Parties at least seven (7) Business Days prior to the Closing Date, a draft copy of the payoff letter with respect to the obligations under the Credit Agreement in customary form and substance reasonably satisfactory to the Buyer Parties, setting forth (i) the amounts required to repay and discharge in full, if any, all principal, interest, prepayment, premiums, penalties, breakage costs and any other monetary obligations then due and payable under the Credit Agreement on the anticipated Closing Date and, if applicable, the daily accrual thereafter (the “Payoff Amount”), (ii) the wire transfer instructions for the repayment of such indebtedness, (iii) upon confirmation of receipt of the Payoff Amount, (x) all such obligations and the loan documents relating thereto shall be discharged and terminated and (y) all liens (and guarantees) granted in connection with the Credit Agreement relating to the assets, rights and properties of the Company Parties and its Subsidiaries securing such indebtedness shall be automatically released and terminated, and (iv) authorization to file, or assurances that the lenders party thereto will file all releases necessary to evidence satisfaction and termination of such indebtedness upon confirmation of receipt of the Payoff Amount and (b) at least one (1) Business Day prior to the Closing Date, deliver to the Buyer Parties a final, duly executed payoff letter in customary form and substance reasonably satisfactory to Parent and lien release documentation in form ready for filing and in customary form and substance reasonably acceptable to Parent.

6.21 Tax Certificates. At or prior to the Closing, the Company will use reasonable best efforts to deliver to Parent (a) a duly and properly executed certificate (in a form reasonably acceptable to Parent)described in Treasury Regulations Section 1.1445-2(c)(3) representing that the Company is not, and was not at all relevant times, a U.S. real property holding corporation, (b) a duly and properly executed certificate (in a form reasonably acceptable to Parent) described in Treasury Regulations Section 1.1445-11T(d)(2) representing that the Company LLC is not a partnership described in that provision, and (c) with respect to each holder of Company LLC Units, a duly and properly executed, as applicable, IRS Form W-9 or appropriate IRS Form W-8; provided, that Parent’s remedy in the event of a failure to provide any certificate or documentation described in this Section 6.21 shall be limited to withholding on any payment as required under applicable Law.

6.22 FedRAMP Matters. Subject to Section 6.8, as promptly as reasonably practicable following the date of this Agreement, the Company Parties will use reasonable best efforts to cooperate with the Buyer Parties in order to (i) provide written notice of the transactions contemplated by this Agreement to the FedRAMP Program Management Office (“PMO”) and the relevant Authorizing Official(s) (“AO”) at each customer agency in accordance with the FedRAMP Standard Operating Procedures and the Company’s existing Authorization to Operate (“ATO”) requirements, including by taking any actions reasonably requested by the Buyer Parties and preparing and submitting any required or requested documentation to the PMO or any AO, and (ii) respond to any follow-up inquiries the Company may receive in connection with the written notice from the PMO or any AO.

6.23 No Push-Out Election. Following the Closing, the Company LLC shall not (and Parent shall not, and shall cause its Affiliates not to, cause the Company LLC to) make the election under Section 6226(a) of the Code (or any similar or comparable election under state or local Law) with respect to any taxable period (or portion thereof) ending on or prior to the Closing Date.

ARTICLE VII

CONDITIONS TO THE MERGERS

7.1 Conditions to Each Party’s Obligations to Effect the Mergers. The respective obligations of the Buyer Parties and the Company Parties to consummate the Mergers are subject to the satisfaction or waiver at or prior to the Company LLC Merger Effective Time of each of the following conditions:

(a) Requisite Stockholder Approval. The Company will have received the Requisite Stockholder Approval.

(b) Information Statement. The Information Statement will have been distributed to the Company Stockholders of record as of the applicable record date(s) for determining the Company Stockholders entitled to receive the notices pursuant to Section 228(e) and Section 262 of the DGCL contained in the Information Statement and at least 20 days will have elapsed from the date of such distribution.

(c) Antitrust Laws and Investment Screening Laws. The waiting periods (and any extensions thereof), if any, applicable to the Mergers pursuant to (i) the HSR Act and (ii) the other Laws set forth in Section 7.1(c) of the Company Disclosure Letter will have expired or otherwise been terminated, or all requisite consents approvals pursuant to such Laws will have been obtained.

(d) No Prohibitive Order or Laws. No (i) Order issued by any court of competent jurisdiction will be in effect or (ii) Law will have been enacted by a Governmental Authority of competent jurisdiction and be in effect, that, in the case of each of clauses (i) or (ii), materially restrains or materially impairs the consummation of the Mergers (any such Order or Law, a “Restraint”).

7.2 Conditions to the Obligations of the Buyer Parties to Effect the Mergers. The obligations of the Buyer Parties to consummate the Mergers will be subject to the satisfaction or waiver at or prior to the Company LLC Merger Effective Time of each of the following conditions, any of which may be waived exclusively by Parent:

(a) Representations and Warranties.

(i) In General. Other than the representations and warranties listed in Section 7.2(a)(ii) and Section 7.2(a)(iii), the representations and warranties of the Company Parties set forth in this Agreement will be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein (other than any reference to “material” in any defined term) as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures (considered collectively) to be true and correct that would not have a Company Material Adverse Effect.

(ii) Specified Representations and Warranties. The representations and warranties set forth in Section 3.1, Section 3.2, Section 3.3(a), Section 3.3(c), Section 3.4, Section 3.7(b), Section 3.7(c) and Section 3.27 that (A) are not qualified by Company Material Adverse Effect will be true and correct in all material respects as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all material respects as of such earlier date); and (B) are qualified by Company Material Adverse Effect will be true and correct (without disregarding such Company Material Adverse Effect qualifications) as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct (without disregarding such Company Material Adverse Effect qualifications) as of such earlier date). The representations and warranties set forth in Section 3.12(a) will be true and correct in all respects as of the Closing Date.

(iii) Capitalization. The representations and warranties set forth in Sections 3.7(a)(i), 3.7(a)(ii) and 3.7(a)(iii) will be true and correct in all respects as of the Closing (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct in all respects as of such earlier date), except where the failure to be so true and correct in all respects would not reasonably be expected to result in the requirement of Parent to pay additional merger consideration in the aggregate in excess of $7,500,000 relative to the merger consideration that would have been payable had the representations and warranties set forth in Sections 3.7(a)(i), 3.7(a)(ii) and 3.7(a)(iii) been true and correct as of the Closing (or except to the extent that any such representation and warranty expressly speaks as of an earlier date, as of such earlier date).

(b) Performance of Covenants of the Company Parties. The Company Parties will have performed in all material respects all covenants in this Agreement required to be performed by the Company Parties at or prior to the Closing.

(c) Officer’s Certificate. The Buyer Parties will have received a certificate of the Company Parties, validly executed for and on behalf of the Company and in its name by a duly authorized executive officer, certifying that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(d) have been satisfied.

(d) Company Material Adverse Effect. No Company Material Adverse Effect will have occurred after the date of this Agreement.

7.3 Conditions to the Company’s Obligations to Effect the Mergers. The obligations of the Company Parties to consummate the Mergers are subject to the satisfaction or waiver at or prior to the Company LLC Merger Effective Time of each of the following conditions, any of which may be waived exclusively by the Company:

(a) Representations and Warranties. The representations and warranties of the Buyer Parties set forth in this Agreement will be true and correct (without giving effect to any materiality or Parent Material Adverse Effect qualifications set forth therein (other than any reference to “material” in any defined term) as of the Closing Date as if made at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except for such failures (considered collectively) to be true and correct that would not have a Parent Material Adverse Effect.

(b) Performance of Covenants of the Buyer Parties. Except as would not have a Parent Material Adverse Effect, the Buyer Parties will have performed all covenants in this Agreement required to be performed by the Buyer Parties at or prior to the Closing.

(c) Officer’s Certificate. The Company Parties will have received a certificate of the Buyer Parties, validly executed for and on behalf of the Buyer Parties and in their respective names by a duly authorized officer, certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

7.4 Frustration of Closing Conditions. None of the Buyer Parties or the Company Parties may rely, either as a basis for not consummating the Mergers or terminating this Agreement and abandoning the Mergers, on the failure of a condition set forth in this Article VII to be satisfied if such failure was caused by such Party’s failure to act in good faith or to use the requisite efforts to cause the Closing to occur as required by this Agreement.

ARTICLE VIII

TERMINATION

8.1 Termination. This Agreement may be terminated at any time prior to the Company LLC Merger Effective Time, whether before or after the receipt of the Requisite Stockholder Approval (except as provided in this Agreement), only as follows (it being understood that this Agreement may not be terminated for any other reason or on any other basis):

(a) by mutual written agreement of Parent (on behalf of the Buyer Parties) and the Company (on behalf of the Company Parties);

(b) by either Parent (on behalf of the Buyer Parties) or the Company (on behalf of the Company Parties) if any Restraint has become final and non-appealable, except that the right to terminate this Agreement pursuant to this Section 8.1(b) will not be available to any Party that has failed to comply with the terms of Section 6.3 or Section 6.18, as applicable, or to use its reasonable best efforts to resist, appeal, obtain consent pursuant to, resolve or lift, as applicable, such Restraint;

(c) by either Parent (on behalf of the Buyer Parties) or the Company (on behalf of the Company Parties) if the Closing (whether prior to or after the receipt of the Requisite Stockholder Approval) has not occurred by 11:59 p.m. on October 6, 2026 (such time and date, as it may be extended pursuant to this Section 8.1(c) or Section 9.10(b)(ii), the “Termination Date,”; provided, however, that if on such date any conditions set forth in Section 7.1(c) or Section 7.1(d) (to the extent an applicable Restraint relates to an Antitrust Law or Investment Screening Law) shall not have been satisfied, but all other conditions set forth in Article VII have been satisfied (or, in the case of conditions that by their terms are to be satisfied at the Closing, are capable of being satisfied on that date), then the Termination Date shall automatically be extended to April 6, 2027; provided, further, that (A) if the Closing would occur in accordance with Section 2.4 on a date (the “Specified Date”) that occurs within three Business Days after the Termination Date, then the Termination Date will be automatically extended to the Specified Date and the Specified Date will become the Termination Date for purposes of this Agreement; and (B) in the event that, in connection with any Government Shutdown that occurs prior to the Termination Date, either of the DOJ or FTC (x) pauses acceptance of HSR Act filings prior to the time that any Notification and Report Forms relating to this Agreement and the Mergers as required by the HSR Act is filed (or re-filed) with the DOJ or FTC or (y) pauses civil merger investigations, then the Termination Date will be automatically extended by one day for each day that such Government Shutdown lasts (such extension as a result of one or more Government Shutdowns not to exceed 180 days in the aggregate); it being understood that the right to terminate this Agreement pursuant to this Section 8.1(c) will not be available to (i) Parent if the Company has the right to terminate this Agreement pursuant to Section 8.1(g) or Section 8.1(i); (ii) the Company if Parent has the right to terminate this Agreement pursuant to Section 8.1(e); (iii) either Parent or the Company if the other is pursuing a Legal Proceeding against it pursuant to Section 9.10(b); or (iv) any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, either (A) the failure to satisfy the conditions to the obligations of the terminating Party to consummate the Mergers set forth in Article VII prior to the Termination Date; or (B) the failure of the Closing to have occurred prior to the Termination Date;

(d) by Parent (on behalf of the Buyer Parties) if, within 24 hours after the execution and delivery of this Agreement by the Parties, the Stockholder Written Consent has not been executed and delivered to the Company in accordance with Section 228 of the DGCL, the Company Charter and Section 2.10 of the Company Bylaws, it being understood that that no Party will have the right to terminate this Agreement pursuant to this Section 8.1(d) after the Stockholder Written Consent has been executed and delivered to the Company in accordance with Section 228 of the DGCL, the Company Charter and Section 2.10 of the Company Bylaws;

(e) by Parent (on behalf of the Buyer Parties) if the Company has breached or failed to perform in any material respect any of its representations, warranties or covenants contained in this Agreement, which breach or failure to perform would result in the failure of a condition set forth in Section 7.1 or Section 7.2, except that (i) if such breach or failure to perform is capable of being cured by the Termination Date, then Parent will not be entitled to terminate this Agreement pursuant to this Section 8.1(e) prior to the earlier of the Termination Date and the date that is 45 days after delivery by Parent to the Company of written notice of such breach or failure to perform, stating Parent’s intention to terminate this Agreement pursuant to this Section 8.1(e) and the basis for such termination, it being understood that Parent will not be entitled to terminate this Agreement if such breach or failure to perform has been cured prior to termination; and (ii) Parent will not be entitled to terminate this Agreement pursuant to this Section 8.1(e) if, at the time that such termination would otherwise take effect in accordance with the foregoing, any of the Buyer Parties is in material breach of this Agreement;

(f) by Parent (on behalf of the Buyer Parties) if, at any time prior to the execution and delivery to the Company of the Stockholder Written Consent, the Company Board has effected a Company Board Recommendation Change;

(g) by the Company (on behalf of the Company Parties) if any of the Buyer Parties has breached or failed to perform in any material respect any of its respective representations, warranties or covenants contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 7.1 or Section 7.3, except that (i) if such breach or failure to perform is capable of being cured by the Termination Date, then the Company Parties will not be entitled to terminate this Agreement pursuant to this Section 8.1(g) prior to the earlier of the Termination Date and the date that is 45 days after delivery by the Company to Parent of written notice of such breach or failure to perform, stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(g) and the basis for such termination, it being understood that the Company will not be entitled to terminate this Agreement if such breach or failure to perform has been cured prior to termination; and (ii) the Company will not be entitled to terminate this Agreement pursuant to this Section 8.1(g) if, at the time that such termination would otherwise take effect in accordance with the foregoing, the Company is in material breach of this Agreement;

(h) by the Company (on behalf of the Company Parties) at any time prior to the execution and delivery to the Company of the Stockholder Written Consent if: (i) the Company has received a Superior Proposal; (ii) the Company Board (or a committee thereof) has authorized the Company to enter into an Alternative Acquisition Agreement to consummate the Acquisition Transaction contemplated by that Superior Proposal; (iii) the Company Parties have complied in all material respects with Section 5.4(e) with respect to that Superior Proposal; and (iv) the Company pays, or causes to be paid, to Parent or its designee the Termination Fee pursuant to Section 8.3(b)(iii); or

(i) by the Company (on behalf of the Company Parties) if: (i) all of the conditions set forth in Section 7.1 and Section 7.2 have been satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing) or waived; (ii) the Buyer Parties fail to consummate the Closing on the date required pursuant to Section 2.4; (iii) the Company has notified Parent in writing that if Parent performs its obligations under this Agreement and the Equity Financing is funded pursuant to the terms of the Equity Commitment Letter, then the Company stands ready, willing and able to consummate, and will consummate, the Closing; (iv) the Company gives Parent written notice stating the Company’s intention to terminate this Agreement pursuant to this Section 8.1(i) at least two Business Days prior to such termination; and (v) the Closing has not been consummated by the end of such two Business Day period (it being understood that, notwithstanding anything to the contrary in this Agreement, Parent will not be permitted to terminate this Agreement for any reason during such two Business Day period).

8.2 Manner and Notice of Termination; Effect of Termination.

(a) Manner of Termination. The Party terminating this Agreement pursuant to Section 8.1 (other than pursuant to Section 8.1(a)) must deliver prompt written notice thereof to the other Parties setting forth in reasonable detail the provision of Section 8.1 pursuant to which this Agreement is being terminated and the facts and circumstances forming the basis for such termination.

(b) Effect of Termination. Any valid termination of this Agreement pursuant to Section 8.1 will be effective immediately upon the mutual written agreement of Parent and the Company or the delivery of written notice by the terminating Party to the other Parties, as applicable. Following the valid termination of this Agreement pursuant to Section 8.1, this Agreement will be of no further force or effect without liability of any Party (or any equity holder, controlling person, partner, member, manager, stockholder, director, officer, employee, Affiliate, agent or other Representative of such Party) to the other Parties, as applicable, except that, and subject in all respects to this Section 8.2, (i) the obligation of Parent to pay the Financing Reimbursement Obligations, (ii) the obligations of Parent pursuant to Section 6.5, to the extent reasonably necessary to cause the Equity Financing to be consummated for purposes of funding monetary damages or other amounts payable by the Buyer Parties to the Company Parties following the termination of this Agreement and (iii) Section 6.6(e), Section 6.6(f), Section 6.14, Section 8.3, Article IX and this Section 8.2 will, in each case, survive the termination of this Agreement, in each case in accordance with their respective terms. Notwithstanding the previous sentence, but subject to Section 8.3, nothing in this Agreement will relieve any Party from any liability for such Party’s intentional common law fraud in the making of its representations or warranties in this Agreement or any Willful Breach of this Agreement prior to its termination. No termination of this Agreement will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement or the Equity Commitment Letter, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms.

8.3 Fees and Expenses.

(a) In General. Except for the Financing Reimbursement Obligations or as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement and the Mergers will be paid by the Party incurring such fees and expenses whether or not the Mergers are consummated. For the avoidance of doubt, Parent or the Surviving Entities will be responsible for all fees and expenses of the Payment Agent.

(b) Company Payments.

(i) Future Transactions. If (A) this Agreement is validly terminated pursuant to Section 8.1(e); (B) at the time of such termination, the conditions set forth in Sections 7.1(c) and Section 7.1(d) have been satisfied or are capable of being satisfied and the conditions set forth in Section 7.3(a) and Section 7.3(b) would be satisfied if the date of such termination was the Closing Date; (C) following the execution and delivery of this Agreement and prior to the termination of this Agreement pursuant to Section 8.1(e), an Acquisition Proposal has been made to the Company or the Company Board and not withdrawn or otherwise abandoned; and (D) within one year of the termination of this Agreement pursuant to Section 8.1(e), either an Acquisition Transaction is consummated or a Company Party enters into a definitive agreement providing for the consummation of an Acquisition Transaction, then the Company Parties will, substantially concurrently with the consummation of such Acquisition Transaction, pay or cause to be paid to Parent or its designee an amount equal to the Termination Fee by wire transfer of immediately available funds to the account designated in Schedule 8.3(b) (which Schedule may be updated by Parent from time to time). For purposes of this Section 8.3(b)(i), all references to “20 percent” in the definition of “Acquisition Transaction” will be deemed to be references to “50.1 percent.”

(ii) Company Board Recommendation Change. If this Agreement is validly terminated pursuant to Section 8.1(f), then the Company Parties must, within two Business Days following such termination, pay, or cause to be paid, to Parent or its designee the Termination Fee by wire transfer of immediately available funds to the account designated in Schedule 8.3(b) (which Schedule may be updated by Parent from time to time).

(iii) Superior Proposal. If this Agreement is validly terminated pursuant to Section 8.1(h), then the Company Parties must, concurrently with such termination, pay, or cause to be paid, to Parent or its designee the Termination Fee by wire transfer of immediately available funds to the account designated in Schedule 8.3(b) (which Schedule may be updated by Parent from time to time).

(iv) Failure to Deliver Stockholder Written Consent. If this Agreement is validly terminated pursuant to Section 8.1(d), then the Company Parties must, within two Business Days following such termination, pay, or cause to be paid, to Parent or its designee the Termination Fee by wire transfer of immediately available funds to the account designated in Schedule 8.3(b) (which Schedule may be updated by Parent from time to time).

(c) Single Payment Only; Liquidated Damages. In no event will the Company Parties be required to pay the Termination Fee on more than one occasion, whether or not the Termination Fee may be payable pursuant to more than one provision of this Agreement at the same or at different times and upon the occurrence of different events. It is agreed that (i) the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement; (ii) the damages resulting from the termination of this Agreement under circumstances where the Termination Fee is payable are uncertain and incapable of accurate calculation; and (iii) without these agreements, the Parties would not enter into this Agreement. Therefore, the Termination Fee if, as and when required to be paid pursuant to this Section 8.3 will not constitute a penalty but rather liquidated damages in a reasonable amount that will compensate the Buyer Parties in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Mergers.

(d) Default on Payments. The agreements contained in Section 8.2 and this Section 8.3 are an integral part of this Agreement and, without these agreements, the Parties would not enter into this Agreement. Accordingly, if the any Party fail to promptly pay any amount due pursuant to Section 8.2 and this Section 8.3 and, in order to obtain such payment, Parent, on the one hand, or the Company, on the other hand, commences a Legal Proceeding that results in a judgment against the Company Parties for the amount set forth in Section 8.2 and this Section 8.3 or any portion thereof, then the non-paying Party will pay or cause to be paid to the other Party the reasonable and documented out-of-pocket costs and expenses (including reasonable and documented attorneys’ fees) of the other Party in connection with such Legal Proceeding, together with interest on such amount or portion thereof at an annual rate equal to the prime rate (as published by Bloomberg or, if not reported thereby, another authoritative source reasonably determined by the Company on the date that such payment or portion thereof was required to be made) plus five percent through the date that such payment or portion thereof was actually received, or a lesser rate that is the maximum permitted by applicable Law (collectively, “Enforcement Expenses”).

(e) Sole and Exclusive Remedy for the Buyer Parties. If this Agreement is validly terminated pursuant to Section 8.1 in circumstances in which the Termination Fee is payable pursuant to Section 8.3(b), then Parent’s receipt of the Termination Fee and any Enforcement Expenses will be the sole and exclusive remedy of the Parent Related Parties against the Company Related Parties in respect of this Agreement, the Transaction Documents, the transactions contemplated by this Agreement or the Transaction Documents (including the failure to consummate any transactions contemplated hereby or thereby), or the termination of this Agreement. Upon payment of the Termination Fee (if owed pursuant to Section 8.3(b)) and any Enforcement Expenses, none of the Company Related Parties will have any further liability or obligation to any of the Parent Related Parties or any other Person relating to or arising out of this Agreement, the Transaction Documents, the transactions contemplated by this Agreement or the Transaction Documents (including the failure to consummate any transactions contemplated hereby or thereby), or the termination of this Agreement, except that the Parties or their respective Affiliates (or both) will remain obligated with respect to, and Parent may be entitled to remedies with respect to, the Confidentiality Agreement, Section 8.2 and Section 8.3(a), as applicable. Notwithstanding the foregoing, this Section 8.3(e) will not relieve the Company Parties from any liability (1) for any intentional common law fraud or Willful Breach of this Agreement; (2) for any breaches of the Confidentiality Agreement; or (3) pursuant to Section 8.3(a), as applicable. The Company Related Parties and the Parent Related Parties, as applicable, are intended third party beneficiaries of this Section 8.3(e). This Section 8.3(e) shall not limit the Parties’ right to specific performance of any obligations under the Agreement pursuant to Section 9.10(b).

ARTICLE IX

GENERAL PROVISIONS

9.1 Survival of Representations, Warranties and Covenants. The representations, warranties and covenants of the Company Parties and the Buyer Parties contained in this Agreement will terminate at the Company Merger Effective Time, except that (a) the representations and warranties contained in Section 3.28 and Section 4.14 will not terminate; and (b) any covenants that by their terms survive the Closing will survive the Closing in accordance with their respective terms.

9.2 Notices.

(a) Addresses for Notice. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly delivered and received using one or a combination of the following methods: (i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (iii) immediately upon delivery by hand; or (iv) immediately if sent by email (so long as no “bounce back” or similar message of non-delivery is received from all intended recipients with respect thereto). In each case, the intended recipient is set forth below.

if to the Buyer Parties or the Surviving Entities to:

Onward AcquireCo, Inc.

c/o Hg Pooled Management Limited

1 More London Place

London, United Kingdom, SE1 2AF

Attn: Legal Team

Email: [***]

with a copy (which will not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

One Manhattan West

New York, NY 10001

Attn: Sean Doyle; Blair Thetford

Email: sean.doyle@skadden.com; blair.thetford@skadden.com

if to the Company Parties (prior to the Company Merger Effective Time) to:

OneStream, Inc.

191 N. Chester Street

Birmingham, Michigan 48009

Attn: [***]

Email: [***]

with a copy (which will not constitute notice) to:

Wilson Sonsini Goodrich & Rosati

Professional Corporation

650 Page Mill Road

Palo Alto, CA 94304-1050

Attn: Allison B. Spinner; Michael Nordtvedt; Rezwan D. Pavri; Douglas K. Schnell; Remi P. Korenblit

Email: aspinner@wsgr.com; mnordtvedt@wsgr.com; rpavri@wsgr.com; dschnell@wsgr.com; rkorenblit@wsgr.com

(b) Additional Procedures Related to Notices. Rejection or other refusal to accept, or the inability to deliver because of changed address or other details of which no notice is given, will be deemed to be receipt of any notice pursuant to this Section 9.2 as of the date of rejection, refusal or inability to deliver. From time to time, any Party may provide notice to the other Parties of a change in its address or any of the other details specified in or pursuant to this Section 9.2 through a notice given in accordance with this Section 9.2, except that notice of any such change will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (i) specified in such notice; or (ii) that is five Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 9.2.

9.3 Amendment. Subject to applicable Law and the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of the Buyer Parties and the Company Parties (pursuant to authorized action by the Company Board (or a committee thereof)), except that if the Company has received the Requisite Stockholder Approval, then no amendment may be made to this Agreement that requires the approval of the Company Stockholders pursuant to the DGCL without receiving such approval; provided, that any modification or amendment, to the extent that it relates to the Debt Financing Sources, of this Section 9.3, Section 9.5(c), Section 9.8(e), Section 9.11, Section 9.12(b), Section 9.13, Section 9.16 or the related definitions used in any of the foregoing, in each case, that is materially adverse to the interests of the Debt Financing Sources shall require the prior written consent of the Debt Financing Sources party to any debt commitment letters (or definitive agreements) related to the Debt Financing that have consent rights over amendments to this Agreement pursuant thereto.

9.4 Extension; Waiver. At any time and from time to time prior to the Company LLC Merger Effective Time, any Party may, to the extent legally allowed and except as otherwise set forth in this Agreement, (a) extend the time for the performance of any of the covenants, obligations or other acts of the other Parties, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party in this Agreement; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained in this Agreement. Any agreement by a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

9.5 Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations under this Agreement without the prior written approval of the other Parties, except that the Buyer Parties will have the right to assign all or any portion of their respective rights and obligations pursuant to this Agreement from and after the Company Merger Effective Time (a) in connection with a merger or consolidation involving the Buyer Parties or other disposition of all or substantially all of the assets of the Buyer Parties or the Surviving Entities; (b) to any of their respective Affiliates; or (c) to any Debt Financing Source pursuant to the terms of the Debt Financing for purposes of creating a security interest herein or otherwise assigning as collateral in respect of the Debt Financing, it being understood that, in each case, such assignment will not (i) affect the obligations of the parties (including Debt Financing Sources) to any debt commitment letters (or definitive agreements) related to the Debt Financing, to the Equity Commitment Letter; or (ii) impede or delay the consummation of the Mergers or otherwise materially impede the rights of the holders of shares of Company Common Stock, Company LLC Units and Company Equity-Based Awards pursuant to this Agreement. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No assignment by any Party will relieve such Party of any of its obligations under this Agreement or any Transaction Documents.

9.6 Confidentiality. The Buyer Parties and the Company Parties acknowledge that the parties thereto have previously executed the Confidentiality Agreement, which will continue in full force and effect in accordance with its terms. The Buyer Parties and their respective Representatives will hold and treat all documents and information concerning the Company or its Subsidiaries furnished or made available to the Buyer Parties or their respective Representatives in connection with the Mergers or pursuant to this Agreement (including any information obtained pursuant to Section 6.8) in accordance with the Confidentiality Agreement. By executing this Agreement, each Buyer Party agrees to be bound by, and to cause their Representatives to be bound by, the terms and conditions of the Confidentiality Agreement as if they were parties thereto. In addition, in the event of any termination of this Agreement pursuant to Article VIII, it is agreed that, notwithstanding anything to the contrary in the Confidentiality Agreement, any term of the confidentiality and non-use obligations under the Confidentiality Agreement will be deemed to be extended to two years following such termination.

9.7 Entire Agreement. This Agreement and the documents and instruments and other agreements among the Parties as contemplated by or referred to in this Agreement, including the Confidentiality Agreement, the Company Disclosure Letter and the Equity Commitment Letter, constitute the entire agreement among the Parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter of this Agreement. Notwithstanding anything to the contrary in this Agreement, the Company Disclosure Letter and any exhibits and schedules referred to in this Agreement are “facts ascertainable” (as such term is used in Section 251(b) of the DGCL) and, for purposes of the Laws of the State of Delaware, including Section 251 of the DGCL, are not a part of, and do not form a part of, this Agreement. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement (as modified pursuant to Section 9.6) will (a) not be superseded; (b) survive any termination of this Agreement; and (c) continue in full force and effect until the earlier to occur of the (i) Company Merger Effective Time and (ii) date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated.

9.8 Third-Party Beneficiaries. Except as set forth in Section 6.10 and this Section 9.8, the Parties agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other Parties in accordance with and subject to the terms of this Agreement. This Agreement is not intended to, and will not, confer upon any other Person any rights or remedies under this Agreement, except (a) as set forth in or contemplated by Section 6.10 and this Section 9.8; (b) if a court of competent jurisdiction has declined to grant specific performance and has instead granted an award of damages, then, the Company may enforce such award and seek additional damages on behalf of the holders of shares of Company Common Stock, Company LLC Units and Company Equity-Based Awards (which the Buyer Parties (on behalf of themselves and the Parent Related Parties) acknowledge and agree may include damages based on a decrease in the value of Company Common Stock and Company LLC Units or lost premium); (c) if the Buyer Parties wrongfully terminate or willfully breach this Agreement, then, the Company Parties may seek damages and other relief (including equitable relief) on behalf of the holders of shares of Company Common Stock, Company LLC Units and Company Equity-Based Awards (which the Buyer Parties (on behalf of themselves and the Parent Related Parties) acknowledge and agree may include damages based on a decrease in the value of Company Common Stock and Company LLC Units or lost premium); and (d) from and after the Closing, the rights of the holders of shares of Company Common Stock, Company LLC Units and Company Equity-Based Awards to receive the consideration set forth in Article II; and (e) each Debt Financing Source shall be a third-party beneficiary of, to the extent that it relates to the Debt Financing Sources, Section 9.3, Section 9.5(b), Section 9.8(e), Section 9.11, Section 9.12(b), Section 9.13, Section 9.16 and the related definitions used in any of the foregoing. The rights granted pursuant to clause (b) and clause (c) of the second sentence of this Section 9.8 will only be enforceable on behalf of the holders of shares of Company Common Stock, Company LLC Units and Company Equity-Based Awards by the Company, in its sole and absolute discretion, as agent for such holders, and any and all interests in such claims will attach to such securities and subsequently transfer therewith and, consequently, any amounts recovered or received by the Company Parties with respect to such claims may, in the Company’s sole and absolute discretion, be (A) distributed, in whole or in part, by the Company Parties to such holders as of any date determined by the Company; or (B) retained by the Company for the use and benefit of the Company Parties in any manner that the Company deems fit. The provisions of Section 8.3(e) will inure to the benefit of the respective Company Related Parties and Parent Related Parties, each of whom is intended to be a third-party beneficiary thereof with full rights of enforcement.

9.9 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this

Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.10 Remedies.

(a) Remedies Cumulative; No Limitation on Remedies. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred by this Agreement or by applicable Law on such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.

(b) Specific Performance.

(i) Irreparable Damage. Irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur if the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions that are required of it by this Agreement in order to consummate the Mergers) in accordance with their terms or otherwise breach any such provisions. The Parties acknowledge and agree that (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms of this Agreement (including specific performance or other equitable relief in favor of the Company Parties to cause the Buyer Parties to perform any obligations required of them and to enforce their rights under the Equity Commitment Letter (or for the Company Parties to directly enforce the obligation of the Sponsors to fund the Equity Financing in accordance with, and pursuant to the terms and conditions of, the Equity Commitment Letter) and to cause the Buyer Parties to consummate the Mergers); (B) the provisions of Article VIII and the availability of monetary damages, the Financing Reimbursement Obligations or the Termination Fee, as applicable, are not intended to and do not adequately compensate the Company Parties, on the one hand, or the Buyer Parties, on the other hand, for the harm that would result from a breach of this Agreement, and will not be construed to diminish or otherwise impair in any respect any Party’s right to an injunction, specific performance and other equitable relief; and (C) the right of specific enforcement is an integral part of the Mergers and without that right, no Party would have entered into this Agreement. Without limiting the foregoing, the Parties acknowledge and agree that, if monetary damages or other amounts are payable by the Buyer Parties to the Company Parties as a result of, or following, any breach or termination of this Agreement, the Company Parties will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to specific performance or other equitable relief to cause the Buyer Parties to perform any obligations required of them and to enforce their rights under the Equity Commitment Letter (or for the Company Parties to directly enforce the obligation of the Sponsors to fund the Equity Financing in accordance with, and pursuant to the terms and conditions of, the Equity Commitment Letter) for the purpose of paying such monetary damages or other amounts.

(ii) No Objections; Cooperation. The Parties will not raise any objections to (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company Parties, on the one hand, or the Buyer Parties, on the other hand; and (B) the specific performance of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Parties pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. Each Party will seek and agree to, and use its reasonable best efforts to cooperate with the other Parties in seeking, an expedited schedule in any Legal Proceeding seeking an injunction or order of specific performance to attempt to fully resolve any dispute between the Parties prior to the Termination Date.

(iii) Tolling of the Termination Date. Notwithstanding anything to the contrary in this Agreement, if any Party initiates a Legal Proceeding to (A) prevent breaches (or threatened breaches) of this Agreement or the Equity Commitment Letter, or both or (B) enforce specifically this Agreement or the Equity Commitment Letter, or both, then, in each case, the Termination Date will be automatically extended by (1) the amount of time during which such Legal Proceeding is pending plus 10 Business Days or (2) such other time period established by the court presiding over such Legal Proceeding.

9.11 Governing Law. This Agreement is governed by and construed in accordance with the Laws of the State of Delaware.

9.12 Consent to Jurisdiction.

(a) General Jurisdiction. Each of the Parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to this Agreement, the Mergers and the Equity Commitment Letter, for and on behalf of itself or any of its properties or assets, in accordance with Section 9.2 or in such other manner as may be permitted by applicable Law, but nothing in this Section 9.12 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Chosen Courts in the event that any dispute or controversy arises out of this Agreement, the Equity Commitment Letter or the Mergers; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (iv) agrees that any Legal Proceeding arising in connection with this Agreement, the Equity Commitment Letter or the Mergers will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to this Agreement, the Equity Commitment Letter or the Mergers in any court other than the Chosen Courts. Each Buyer Party and Company Party agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

(b) Jurisdiction for Debt Financing Sources. Notwithstanding anything to the contrary in this Agreement, the Parties acknowledge and irrevocably agree (i) that any Legal Proceeding, whether at law or in equity, whether in contract or in tort or otherwise, brought against the Debt Financing Sources arising out of, or relating to, the Mergers, the Debt Financing, any debt commitment letter (or definitive agreements) related to the Debt Financing, or the performance of services thereunder, will be subject to the exclusive jurisdiction of any state or federal court sitting in the State of New York in the borough of Manhattan and any appellate court thereof, and each Party submits for itself and its property with respect to any such Legal Proceeding to the exclusive jurisdiction of such court; (ii) not to bring or permit any of their Affiliates to bring or support anyone else in bringing any such Legal Proceeding in any other court; (iii) that service of process, summons, notice or document by registered mail addressed to them at their respective addresses provided in any debt commitment letter (or definitive agreements) related to the Debt Financing will be effective service of process against them for any such Legal Proceeding brought in any such court; (iv) to waive and waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of, and the defense of an inconvenient forum to the maintenance of, any such Legal Proceeding in any such court; and (v) any such Legal Proceeding will be governed and construed in accordance with the Laws of the State of New York. Notwithstanding anything to the contrary in this Agreement, (A) the interpretation of the definition of Company Material Adverse Effect and whether or not a Company Material Adverse Effect has occurred; (B) the determination of the accuracy of any representations and warranties of the Company set forth in this Agreement and the performance by the Company Parties of its covenants in this Agreement, and the satisfaction of any conditions to the obligation of any Party to consummate the Mergers as a result thereof; and (C) the determination of whether the Mergers have been consummated in accordance with the terms of this Agreement will, in each case, be governed and construed in accordance with the Laws of the State of Delaware.

9.13 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGERS, THE EQUITY COMMITMENT LETTER OR THE EQUITY FINANCING OR THE DEBT FINANCING. EACH PARTY ACKNOWLEDGES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.13.

9.14 Counterparts. This Agreement and any amendments to this Agreement may be executed in one or more textually identical counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail or through an electronic signature service (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version delivered in person. No Party may raise the use of Electronic Delivery to deliver a signature, or the fact that any signature, agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense.

9.15 No Limitation of Representations, Warranties, Covenants or Conditions. It is the intention of the Parties that, to the extent possible, unless provisions are mutually exclusive and effect cannot be given to both or all such provisions, (a) the representations, warranties, covenants and closing conditions in this Agreement will be construed to be cumulative; (b) each representation, warranty, covenant and closing condition in this Agreement will be given full, separate and independent effect; and (c) nothing set forth in any provision in this Agreement will (except to the extent expressly stated) in any way be deemed to limit the scope, applicability or effect of any other provision of this Agreement.

9.16 Non-Recourse. Each Party agrees, on behalf of itself and its Related Parties, that all Legal Proceedings (whether in contract or in tort, in law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to: (a) this Agreement, any of the Transaction Documents or the Mergers (including the Equity Financing); (b) the negotiation, execution or performance of this Agreement or any of the Transaction Documents; (c) any breach or violation of this Agreement or any of the Transaction Documents; or (d) any failure of the Mergers to be consummated, in each case, may be made only (i) against (and are those solely of) the Persons that are, in the case of this Agreement, expressly identified as parties to this Agreement, and in the case of the Transaction Documents, Persons expressly identified as parties to such Transaction Documents; and (ii) in accordance with, and subject to the terms and conditions of, this Agreement or such Transaction Documents, as applicable. Notwithstanding anything in this Agreement or any of the Transaction Documents to the contrary, each Party agrees, on behalf of itself and its Related Parties, that no recourse under this Agreement or any of the Transaction Documents or in connection with the Mergers will be sought or had against any Person not expressly identified as a party to this Agreement or such Transaction Document, as applicable, and no other Person, including any Related Party, will have any liabilities or obligations (whether in contract or in tort, in law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) for any claims, causes of action, obligations or liabilities arising under, out of, in connection with or related in any manner to the items in clauses (a) through (d), it being acknowledged and agreed that no personal liability or losses whatsoever will attach to, be imposed on or otherwise be incurred by any of the aforementioned, as such, arising under, out of, in connection with or related in any manner to the items in clauses (a) through (d), in each case, except for claims that the Company Parties or the Buyer Parties, as applicable, may assert: (A) against any Person that is party to, and solely pursuant to the terms and conditions of, the Confidentiality Agreement; (B) against the Sponsors in accordance with the terms and conditions of the Equity Commitment Letter, including for specific performance of the obligation to fund the Equity Financing in accordance with, and pursuant to the terms and conditions of, the Equity Commitment Letter; or (C) against the Company Parties and the Buyer Parties solely in accordance with, and pursuant to the terms and conditions of, this Agreement. In addition, in furtherance and not in limitation of the foregoing, it is agreed that no Debt Financing Source shall have liability to any Company Party or Company Related Party relating to or arising out of this Agreement or the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder and that no Company Party or Company Related Party shall bring or support any legal action against any of the Debt Financing Sources relating to or in any way arising out of this Agreement or the Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder; provided that, notwithstanding anything to the contrary in this Section 9.16, nothing in this Section 9.16 shall in any way affect any Party’s or any of their respective Related Parties’ rights and remedies under any binding agreement to which a Debt Financing Source is a party.

[Signature page follows.]

The Parties are signing this Agreement on the date stated in the introductory clause.

ONWARD ACQUIRECO, INC.

By:	/s/ Alan Cline
Name: Alan Christopher Cline
Title: Authorized Signatory

ONWARD MERGER SUB 2, LLC

By:	/s/ Alan Cline
Name: Alan Christopher Cline
Title: Authorized Signatory

ONWARD MERGER SUB, INC.

By:	/s/ Alan Cline
Name: Alan Christopher Cline
Title: Authorized Signatory

[Signature Page to Agreement and Plan of Merger]

The Parties are signing this Agreement on the date stated in the introductory clause.

ONESTREAM, INC.

By:	/s/ Thomas Shea
Name: Thomas Shea
Title: Chief Executive Officer

ONESTREAM SOFTWARE LLC

By:	/s/ Thomas Shea
Name: Thomas Shea
Title: Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

Annex B

January 6, 2026

The Board of Directors

OneStream, Inc.

191 North Chester Street

Birmingham, Michigan

48009

Members of the Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of Class A common stock, par value $0.0001 per share (the “Company Class A Common Stock”), of OneStream, Inc. (the “Company”) of the consideration to be paid to such holders in the proposed mergers (the “Transaction”) of the Company and its subsidiary, OneStream Software LLC (the “Subsidiary”) with wholly owned subsidiaries of Onward AcquireCo, Inc. (the “Acquiror”). Pursuant to the Merger Agreement, dated as of January 6, 2026 (the “Agreement”), among the Company, the Acquiror and its wholly owned subsidiaries, Onward Merger Sub 2, LLC and Onward Merger Sub, Inc., the Company and the Subsidiary will become wholly owned subsidiaries of the Acquiror, and (among other things,) each outstanding share of Company Class A Common Stock, other than Owned Company Shares and Dissenting Company Shares (each as defined in the Agreement), will be converted into the right to receive $24.00 in cash (the “Consideration”) per share.

In connection with preparing our opinion, we have (i) reviewed the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration paid for such companies; (iv) compared the financial and operating performance of the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Company Class A Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by the management of the Company relating to its business; and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

In addition, we have held discussions with certain members of the management of the Company and the Subsidiary and of the Acquiror with respect to certain aspects of the Transaction, and the past and current business operations of the Company and the Subsidiary, the financial condition and future prospects and operations of the Company and the Subsidiary, and certain other matters we believed necessary or appropriate to our inquiry.

In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company and the Subsidiary or otherwise reviewed by or for us. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Company, we did not assume any obligation to undertake any such independent verification. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Company, the Subsidiary or the Acquiror under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company and the Subsidiary to which such analyses or forecasts relate. We express no view as to such analyses or forecasts or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will be consummated as described in the Agreement. We have also assumed that the representations and warranties made by the Company, the Subsidiary and the Acquiror in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or the Subsidiary or on the contemplated benefits of the Transaction.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be paid to the holders of the Company Class A Common Stock in the proposed Transaction and we express no opinion as to the fairness of any consideration paid in connection with the Transaction to the holders of any other class of securities, including holders of Class B, Class C and Class D common stock of the Company and Company LLC Units, creditors or other constituencies of the Company or the Subsidiary or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Consideration to be paid to the holders of the Company Class A Common Stock in the Transaction or with respect to the fairness of any such compensation.

We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment banking relationships with the Company and KKR & Co., Inc. (“KKR”), a significant affiliate of the Company for which we and such affiliates have received customary compensation. Such services for the Company during such period have included acting as joint lead bookrunner on the Company’s initial public offering in July 2024 and joint lead bookrunner on the Company’s offering of equity securities in November 2024, and such services for KKR during such period have included acting as joint lead bookrunner on KKR’s offering of debt securities in May 2025, as joint lead arranger and bookrunner on credit facilities of KKR subsidiaries in March 2025, July 2025 and September 2025, and providing syndicated lending, debt underwriting, equity underwriting and financial advisory services to KKR portfolio companies. In addition, our commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Company, certain KKR subsidiaries and certain KKR portfolio companies for which, in each case, it receives customary compensation or other financial benefits. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment relationships with Hg Capital LLC (“Hg”), a significant affiliate of the Acquiror, for which we and such affiliates have received customary compensation. Such services for Hg during such period have included providing syndicated lending and financial advisory services to certain Hg portfolio companies. During the two years preceding the date of this letter, we and our affiliates have had commercial or investment relationships with General Atlantic (“GA”), a co-investor with Hg in the Transaction, for which we and such affiliates have received customary compensation. Such services for GA during such period have included providing syndicated lending, debt underwriting, equity underwriting and financial advisory services to GA portfolio companies. In addition, our commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of certain GA portfolio companies. During the two years preceding the date of this letter, neither we nor our affiliates have had any other material financial advisory or other material commercial or investment banking relationships with Tidemark Capital, a co-investor with Hg in the Transaction. We and our affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of the Company and KKR. In the ordinary course of our businesses, we and our affiliates actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company and KKR for our

B-2

own account or for the accounts of customers and, accordingly, we are likely at any time to hold long or short positions in such securities or other financial instruments.

On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the Consideration to be paid to the holders of the Company Class A Common Stock in the proposed Transaction is fair, from a financial point of view, to such holders.

The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.

Very truly yours,

J.P. MORGAN SECURITIES LLC

J.P. Morgan Securities LLC

B-3

Annex C

Centerview Partners LLC

31 West 52nd Street

New York, NY 10019

January 6, 2026

The Board of Directors

OneStream, Inc.

191 N. Chester Street

Birmingham, MI 48009

The Board of Directors:

You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding shares of Class A common stock, par value $0.0001 per share (the “Shares”) (other than Excluded Shares, as defined below), of OneStream, Inc., a Delaware corporation (the “Company”), of the $24.00 per Share in cash, without interest, proposed to be paid to such holders pursuant to the Agreement and Plan of Merger proposed to be entered into (the “Agreement”) between Onward AcquireCo, Inc., a Delaware corporation (“Parent”), Onward Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Merger Sub I”), Onward Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub II”), OneStream Software LLC, a Delaware limited liability company and subsidiary of the Company (the “Company LLC”), and the Company. The Agreement provides that (i) Merger Sub I will be merged with and into the Company LLC (the “First Merger”), as a result of which the Company LLC will continue as the surviving entity and each issued and outstanding common unit of the Company LLC (each, a “Company LLC Unit”) immediately prior to the effective time of the First Merger (other than Owned Company LLC Units (as defined in the Agreement) and, in the case of any Company LLC Units that are unvested or subject to forfeiture as of immediately prior to the effective time of the First Merger, subject to the vesting terms and conditions as provided in the applicable Contracts (as defined in the Agreement) governing such vesting or forfeiture) will be converted into the right to receive $24.00 per Company LLC Unit in cash, without interest, (the “Company LLC Consideration”), and (ii) Merger Sub II will be merged with and into the Company (the “Second Merger” and, collectively with the First Merger and the other transactions contemplated by the Agreement, the “Transaction”), as a result of which the Company will become a wholly owned subsidiary of Parent and each issued and outstanding Share immediately prior to the effective time of the Second Merger (other than (i) Owned Company Shares and (ii) Dissenting Company Shares (each as defined in the Agreement) (the shares referred to in clauses (i) and (ii), together with (a) any Shares held by any affiliate of the Company or Parent, (b) any Shares held by an officer of the Company and/or their respective affiliates that are or will be subject to a rollover or similar agreement with Parent and/or its affiliates, (c) shares of Class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock”), (d) shares of Class C common stock, par value $0.0001 per share, of the Company (“Class C Common Stock”) and (e) shares of Class D common stock, par value $0.0001 per share, of the Company (“Class D Common Stock”), collectively, “Excluded Shares”)) will be converted into the right to receive $24.00 per Share in cash, without interest, (the $24.00 per Share consideration to be paid in the Second Merger, the “Consideration”). In addition, as a result of the Second Merger, (x) each issued and outstanding share of Class D Common Stock immediately prior to the effective time of the Second Merger (other than Owned Company Shares and Dissenting Company Shares) will be converted into the right to receive $24.00 per share of Class D Common Stock in cash, without interest (the “Class D Consideration”), and (y) each issued and outstanding share of (A) Class B Common Stock and (B) Class C Common Stock, in each case, immediately prior to the effective time of the Second Merger (other than Owned Company Shares and Dissenting Company Shares) will be converted into the right to receive $0.0001 per share of Class B Common Stock or Class C Common Stock, as applicable, in cash, without interest (the “Class B and C Consideration” and, the Class B and C Consideration together with the Company LLC Consideration and the Class D Consideration, collectively, the “Other Consideration”), as to which Other Consideration we express no opinion. The terms and conditions of the Transaction are more fully set forth in the Agreement.

The Board of Directors

OneStream, Inc.

January 6, 2026

We have acted as financial advisor to the Board of Directors of the Company in connection with the Transaction. We will receive a fee for our services in connection with the Transaction, a portion of which is payable upon the rendering of this opinion and a portion of which is contingent on certain circumstances and upon the consummation of the Transaction. In addition, the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.

We are a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the past two years, except for our current engagement, we have not been engaged to provide financial advisory or other services to the Company or the Company LLC, and we have not received any compensation from the Company or the Company LLC during such period. Our Paris affiliate, Centerview Partners France SCS (“Centerview Partners France”), is currently engaged to provide financial advisory services unrelated to the Company to a portfolio company of KKR & Co. Inc. (“KKR”), the majority shareholder of the Company, in connection with a strategic matter and, as of the date of this letter, Centerview Partners France has not received any compensation from KKR for this matter, but may receive compensation in the future. In 2024, we were engaged to provide financial advisory services unrelated to the Company to a private company in which affiliates of KKR held a less than 25% equity interest, in connection with a strategic matter, but we did not receive compensation for such services. In 2023 and 2024, Centerview Partners France was engaged to provide financial advisory services unrelated to the Company to Mediawan, S.A. (“Mediawan”), in which affiliates of KKR hold a majority equity interest, in connection with certain strategic matters and Centerview Partners France received compensation from Mediawan for such services. In 2023, Centerview Partners France was engaged to provide financial advisory services unrelated to the Company to an affiliate of KKR in connection with a strategic matter and Centerview Partners France received compensation for such services. In the past two years, we have not been engaged to provide financial advisory or other services to Parent, HG Capital LLP, the sponsor of Parent (“Sponsor”), Merger Sub I or Merger Sub II, and we have not received any compensation from Parent, Sponsor, Merger Sub I or Merger Sub II during such period. We may provide financial advisory and other services to or with respect to the Company, the Company LLC, KKR, Parent, Sponsor or their respective affiliates, including portfolio companies of Sponsor and KKR in the future, for which we may receive compensation. Certain (i) of our and our affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of our affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, the Company LLC, KKR, Parent, Sponsor or any of their respective affiliates, including portfolio companies of Sponsor and KKR, or any other party that may be involved in the Transaction.

In connection with this opinion, we have reviewed, among other things: (i) a draft of the Agreement dated January 6, 2026 (the “Draft Agreement”); (ii) the Company’s registration statement on Form S-1 (as amended); (iii) the Annual Report on Form 10-K of the Company for the year ended December 31, 2024; (iv) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; (v) certain publicly available research analyst reports for the Company; (vi) certain other communications from the Company to its stockholders; and (vii) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company, including certain financial forecasts, analyses and projections relating to the Company prepared by management of the Company and furnished to us by the Company for purposes of our analysis (the “Forecasts”) (collectively, the “Internal Data”). We have also participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Internal Data. In addition, we reviewed publicly available financial and stock market data, including valuation multiples, for the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that we deemed relevant. We also

The Board of Directors

OneStream, Inc.

January 6, 2026

compared certain of the proposed financial terms of the Transaction with the financial terms, to the extent publicly available, of certain other transactions that we deemed relevant and conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.

We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have assumed, at your direction, that the Internal Data (including, without limitation, the Forecasts) has been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and we have relied, at your direction, on the Internal Data for purposes of our analysis and this opinion. We express no view or opinion as to the Internal Data or the assumptions on which it is based. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company or any of its subsidiaries, nor have we been furnished with any such evaluation or appraisal, and we have not been asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company or any of its subsidiaries. We have assumed, at your direction, that the final executed Agreement will not differ in any respect material to our analysis or this opinion from the Draft Agreement reviewed by us. We have also assumed, at your direction, that the Transaction will be consummated on the terms set forth in the Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to our analysis or this opinion. We have not evaluated and do not express any opinion as to the solvency or fair value of the Company or any of its subsidiaries, or the ability of the Company or any of its subsidiaries to pay their respective obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.

We express no view as to, and our opinion does not address, the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company or any of its subsidiaries or in which the Company or any of its subsidiaries might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to the holders of the Shares (other than Excluded Shares) of the Consideration to be paid to such holders pursuant to the Agreement. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, or any other agreements or arrangements contemplated by the Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of the Company or any of its subsidiaries or any other party. In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any of its subsidiaries or any party, or class of such persons in connection with the Transaction, whether relative to the Consideration to be paid to the holders of the Shares pursuant to the Agreement or otherwise. Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. Our opinion does not

The Board of Directors

OneStream, Inc.

January 6, 2026

constitute a recommendation to any stockholder of the Company or any other person as to how, if applicable, such stockholder or other person should vote with respect to the Second Merger or otherwise act with respect to the Transaction or any other matter.

Our financial advisory services and the opinion expressed herein are provided solely for the information and assistance of the Board of Directors of the Company (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of this opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.

Based upon and subject to the foregoing, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth herein, we are of the opinion, as of the date hereof, that the Consideration to be paid to the holders of Shares (other than Excluded Shares) pursuant to the Agreement is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ Centerview Partners LLC

CENTERVIEW PARTNERS LLC

Annex D

SUPPORT AGREEMENT

This Support Agreement (this “Agreement”) is dated January 6, 2026, and is between Onward AcquireCo, Inc., a Delaware corporation (“Parent”), OneStream, Inc., a Delaware corporation (the “Company”), and the stockholders of the Company listed on the signature pages hereto (each, a “Company Stockholder” and, collectively, the “Company Stockholders”).

RECITALS

A. The Company Stockholders Own certain shares of Company Common Stock.

B. Parent, Onward Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Merger Sub I”), Onward Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub II” and together with Parent and Merger Sub I, the “Buyer Parties”), the Company and OneStream Software LLC, a Delaware limited liability company and subsidiary of the Company (the “Company LLC” and together with the Company, the “Company Parties”) are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), which provides (subject to the terms and conditions set forth therein) for (i) the merger of Merger Sub I with and into the Company LLC (the “Company LLC Merger”) and (ii) the merger of Merger Sub II with and into the Company (the “Company Merger” and together with the Company LLC Merger, the “Mergers”).

C. In the Company LLC Merger, each Company LLC Unit that is outstanding as of immediately prior to the Company LLC Merger Effective Time (other than Owned Company LLC Units) will be cancelled and automatically converted into the right to receive the Per Unit Price, as provided in the Merger Agreement.

D. In the Company Merger, each share of Company Class A Common Stock and Company Class D Common Stock that is issued and outstanding as of immediately prior to the Company Merger Effective Time (other than Owned Company Shares and Dissenting Company Shares) will be automatically converted into the right to receive the Per Share Price, as provided in the Merger Agreement.

E. In the Company Merger, each share of Company Class B Common Stock and each share of Company Class C Common Stock that is outstanding as of immediately prior to the Company Merger Effective Time (other than Owned Company Shares or Dissenting Company Shares) will be automatically converted into the right to receive the Class B/C Per Share Price, as provided in the Merger Agreement.

F. The Parties are entering into this Agreement and undertaking the obligations and covenants herein in order to induce (x) with respect to the Company Stockholders, the Buyer Parties and the Company Parties to enter into the Merger Agreement, and (y) with respect to the Buyer Parties and the Company Parties, the Company Stockholders to enter into this Agreement.

AGREEMENT

The parties to this Agreement (each a “Party” and together the “Parties”), intending to be legally bound, agree as follows:

Section 1.	CERTAIN DEFINITIONS

For purposes of this Agreement:

1.1 Capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement.

1.2 “Expiration Time” means the earliest to occur of: (a) the valid termination of the Merger Agreement in accordance with its terms; (b) the Company Merger Effective Time; (c) with respect to any Company Stockholder, the election of such Company Stockholder in its sole discretion to terminate this Agreement (x) following a Company Board Recommendation Change prior to the execution and delivery to the Company of the Stockholder Written Consent or (y) in the event that the Merger Agreement is amended, modified or supplemented in a manner that (i) decreases the Per Share Price or Per Unit Price payable to such Company Stockholder (other than any such decrease in accordance with Section 2.9(c) of the Merger Agreement) or (ii) changes the form of the Per Share Price or the Per Unit Price payable to such Company Stockholder; and (d) with respect to any Company Stockholder, the termination of this Agreement by written agreement of each of Parent, the Company and such Company Stockholder.

1.3 A Company Stockholder shall be deemed to “Own” or to have acquired “Ownership” of a security if such Company Stockholder (a) is the record owner of such security; or (b) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

1.4 “Subject Securities” means, with respect to any Company Stockholder (a) all securities of the Company (including all shares of Company Capital Stock and all Company Equity-Based Awards and other rights to acquire shares of Company Capital Stock) that are Owned by such Company Stockholder as of the date of this Agreement; (b) all Company LLC Units Owned by such Company Stockholder as of the date of this Agreement; and (c) all additional securities of the Company (including all additional shares of Company Capital Stock and all additional Company Equity-Based Awards and other rights to acquire shares of Company Capital Stock) or Company LLC Units of which such Company Stockholder acquires Ownership during the Support Period.

1.5 “Subject Shares” means, with respect to any Company Stockholder, at any time, the shares of Company Common Stock Owned by such Company Stockholder at such time.

1.6 “Support Period” means the period commencing on (and including) the date of this Agreement and ending upon the Expiration Time.

1.7 A Person shall be deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (a) sells, pledges, hypothecates, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent or the Company; (b) enters into an agreement or commitment contemplating the sale of, pledge of, hypothecation of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than to the Company or to Parent or its Affiliates; or (c) reduces such Person’s beneficial ownership of or interest in such security.

Section 2.	TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS

2.1 Restriction on Transfer of Subject Securities. Each Company Stockholder agrees that, subject to Section 2.2, during the Support Period, such Company Stockholder shall not cause or permit any Transfer of any of such Company Stockholder’s Subject Securities to be effected (other than in connection with the Mergers); provided, however, that a Company Stockholder may Transfer shares of Company Capital Stock (a) in connection with the payment of the exercise price (including on a “net settlement” basis) or the payment or satisfaction of Taxes or Tax withholding obligations applicable to the exercise, vesting, settlement or conversion of any Company Equity-Based Awards; (b) pursuant to any non-consensual order of a Governmental Authority, by divorce decree of a court of competent jurisdiction or by will, intestacy or other similar applicable Law upon such the death of an applicable individual; or (c) pursuant to any redemption, exchange or conversion of Company LLC Units or shares of Company Common Stock in accordance with the terms of the Company LLC Agreement or the Company Charter, as applicable, in connection with any Transfer otherwise permitted by this Agreement. Without limiting the generality of the foregoing, during the Support Period, each Company Stockholder shall not tender, agree to tender or permit to be tendered any of the Subject Securities in response to or otherwise in connection with any tender or exchange offer.

2.2 Permitted Transfers. Section 2.1 shall not prohibit a Transfer of Subject Securities by a Company Stockholder: (a) if such Company Stockholder is a natural Person, (i) to any member of such Company Stockholder’s immediate family, or to a trust for the benefit of Company Stockholder or any member of Company Stockholder’s immediate family, (ii) to any charitable foundation or organization, including donor advised funds; or (iii) to any Affiliate of such Company Stockholder; or (b) if such Company Stockholder is a corporation, partnership, limited liability company or otherwise not a natural person (an “Entity”), (i) to one or more partners, members or equityholders of such Company Stockholder; or (ii) to any Affiliate of such Company Stockholder; provided, however, that a Transfer referred to in this Section 2.2 shall be permitted only if, as a precondition to such Transfer, the transferee agrees (for the benefit of the Buyer Parties and the Company Parties) in a written document, reasonably satisfactory in form and substance to Parent and the Company, to be bound by all of the terms of this Agreement to the same extent as applicable to the transferring Company Stockholder. Notwithstanding anything to the contrary herein, in no event shall any Transfer permitted pursuant to this Section 2.2 relieve the transferring Company Stockholder of its obligations pursuant to this Agreement other than with respect to the Subject Securities that have been so Transferred.

2.3 Company Obligations. During the term of this Agreement, the Company will not register or otherwise recognize the transfer (book-entry or otherwise) of any Subject Shares, except as permitted by, and in accordance with, this Agreement.

Section 3.	VOTING OF SHARES

3.1 Stockholder Written Consent. Unless this Agreement has been terminated, each Company Stockholder hereby agrees to execute and deliver to the Company the Stockholder Written Consent in the form attached hereto as Exhibit A reasonably promptly after (and in any event within twenty-four (24) hours following) the execution and delivery of the Merger Agreement by the Parties thereto. Each Company Stockholder acknowledges and agrees that the Stockholder Written Consent will be irrevocable following the execution and delivery thereof by such Company Stockholder, and such Company Stockholder will not seek to revoke or contest the Stockholder Written Consent following such Company Stockholder’s execution and delivery thereof.

3.2 Voting Covenant. Each Company Stockholder hereby agrees, during the Support Period, that (a) in any action by written consent of the stockholders of the Company submitted to such Company Stockholder, such Company Stockholder shall, to the fullest extent that such Company Stockholder’s Subject Shares are entitled to vote thereon, duly execute and deliver such written consent with respect to its Subject Shares before any deadline reasonably requested by the Company; and (b) at any meeting of the stockholders of the Company (however called), and at every adjournment or postponement thereof, such Company Stockholder shall, to the fullest extent that such Company Stockholder’s Subject Shares are entitled to vote thereon, cause such Company Stockholder’s Subject Shares to be voted by granting and delivering a valid proxy or other instructions necessary to vote such Subject Shares at such meeting (or adjournment or postponement thereof), no later than the fifth Business Day prior to the scheduled date of such meeting (or adjournment or postponement thereof), in each case of the foregoing (a) and (b), as follows:

(i) in favor of the adoption of the Merger Agreement and the approval of the Mergers and the transactions contemplated by the Merger Agreement;

(ii) against any Acquisition Proposal;

(iii) against any action or agreement that would reasonably be expected to result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

(iv) against any proposal involving the Company or any of its Subsidiaries that would reasonably be expected to prevent, interfere with, or impair the consummation of the Mergers.

Each Company Stockholder shall not revoke or modify the instructions granted pursuant to the immediately preceding sentence prior to the Expiration Time, except, in each case, as may be necessary to comply with the voting obligations set forth in Section 3.1 or this Section 3.2. Notwithstanding anything to the contrary in this

Agreement, if at any time prior to the Expiration Time a Governmental Authority of competent jurisdiction enters an order restraining, enjoining or otherwise prohibiting a Company Stockholder from taking any action pursuant to Section 3.1 or this Section 3.2, then the obligations of such Company Stockholder set forth in Section 3.1 or this Section 3.2 shall be of no force and effect for so long as such order is in effect and solely to the extent such order restrains, enjoins or otherwise prohibits such Company Stockholder from taking any such action; provided, in each case, that such Company Stockholder shall have used its reasonable best efforts to prevent and avoid the entry of such order and to contest, eliminate or dissolve such order as promptly as practicable.

3.3 Other Voting Agreements; Voting Trusts; Proxy. Each Company Stockholder shall not deposit the Subject Shares in a voting trust or enter into any tender, voting or other similar agreement, or grant a proxy or power of attorney, with respect to such Company Stockholder’s Subject Shares, in each case, that is inconsistent with this Agreement, or otherwise take any other action with respect to any of such Company Stockholder’s Subject Securities that would in any way prevent, interfere with or impair the performance of such Company Stockholder’s obligations hereunder.

3.4 Other Proposals. For the avoidance of doubt, nothing in this Agreement shall require any Company Stockholder to vote in any manner with respect to any amendment, modification or waiver of the Merger Agreement, or the taking of any action that would reasonably be expected to result in the amendment, modification or waiver of any provision of the Merger Agreement, in each case, in a manner that (i) decreases the Per Share Price or Per Unit Price payable to such Company Stockholder (other than any such decrease in accordance with Section 2.9(c) of the Merger Agreement), (ii) changes the form of the Per Share Price or the Per Unit Price payable to such Company Stockholder, (iii) imposes any material restrictions or any additional material conditions on the consummation of the Mergers or the payment of the Per Share Price or Per Unit Price to such Company Stockholder or (iv) extends the Termination Date. Except as expressly set forth in this Section 3, nothing in this Agreement shall limit the right of any Company Stockholder to vote in favor of, against or abstain from voting in any manner with respect to any other matters presented or submitted to the stockholders of the Company.

3.5 Waiver of Appraisal Rights. Each Company Stockholder hereby irrevocably waives, and agrees not to exercise or assert, any appraisal rights under applicable Law, including Section 262 of the DGCL, with respect to all of the Subject Shares Owned by such Company Stockholder with respect to the Mergers and the transactions contemplated by the Merger Agreement.

3.6 No Solicitation. Subject to Section 7.2, each Company Stockholder hereby agrees that, during the Support Period, such Company Stockholder shall not take any action, in his, her or its capacity as a stockholder of the Company, that the Company is then-prohibited from taking pursuant to Section 5.4(a)(iii) of the Merger Agreement. Notwithstanding anything to the contrary in this Agreement, solely to the extent the Company is permitted to take certain actions set forth in Section 5.4 of the Merger Agreement with respect to an Acquisition Proposal, each Company Stockholder (or any Representative of such Company Stockholder) in his or her capacity as an officer or director of the Company, as applicable, will be free to participate in any discussions or negotiations regarding such actions in accordance with and subject to the provisions of the Merger Agreement.

3.7 Solicitation. Each Company Stockholder further agrees that, until the Expiration Time, such Company Stockholder will not (a) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in opposition of any proposal to approve the Merger Agreement and the Merger or in opposition of any proposal against any Acquisition Proposal, (b) initiate a stockholders’ vote with respect to an Acquisition Proposal or (c) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Acquisition Proposal.

3.8 KKR Investors. The undersigned Company Stockholders (a) agree that they constitute the “KKR Investors” as such term is defined in the Stockholders’ Agreement and (b) hereby provide the written consent (or agreement) of KKR Dream Holdings LLC and the KKR Investors required in connection with a Change of Control (as defined in the Company Charter) under Section 2(g)(i) of the Stockholders’ Agreement and Article IV, Section 4.4(c) of the Company Charter with respect to the execution of the Merger Agreement, the consummation of the Mergers and/or the consummation of any other Transactions (to the extent to which each and/or any such occurrence constitutes a Change of Control).

Section 4.	REPRESENTATIONS AND WARRANTIES OF THE PARTIES

Each Party hereby represents and warrants, solely with respect to such Party, as follows:

4.1 Authorization, etc. Such Party has the requisite power, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by such Party and, assuming this Agreement constitutes the valid and binding agreement of the other Parties, constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, subject to: (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. If such Party is an Entity, then such Party is duly organized, validly existing and in good standing (where such concept is recognized) under the laws of the jurisdiction in which it was organized, formed or constituted.

4.2 No Conflicts or Consents.

(a) The execution and delivery of this Agreement by such Party does not, and the performance of this Agreement by such Party will not: (i) if such Party is an Entity, conflict with or violate any of the charter or other organizational documents of such Party; (ii) violate any Law or Order applicable to such Party or by which such Party or any of its properties is bound; or (iii) result in or constitute (with or without notice or lapse of time or both) any breach of or default under, or give to any other Person (with or without notice or lapse of time or both) any right of termination, amendment, acceleration or cancellation of any material obligation under any Contract to which such Party is a party or by which such Party or its properties is bound or result (with or without notice or lapse of time or both) in the creation of any Lien on any of such Party’s properties (including, in respect of any Company Stockholder, any Subject Securities), except, in the case of the foregoing clauses (ii) or (iii), as would not prevent, materially impair or materially delay such Party’s ability to perform such Party’s obligations under this Agreement.

(b) The execution and delivery of this Agreement by such Party does not, and the performance of this Agreement by such Party will not, require any Consent of any Governmental Authority, or require such Party to give any notice to any Governmental Authority, except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any other United States or federal or state securities laws and the rules and regulations promulgated thereunder and except where the failure to obtain such Consent or to give such notice would not prevent, materially impair or materially delay such Party’s ability to perform such Party’s obligations under this Agreement.

4.3 Absence of Litigation. As of the date of this Agreement, there is no Legal Proceeding pending against, or, to the knowledge of such Party, threatened against, such Party that would reasonably be expected to prevent, materially impair or materially delay such Party’s ability to perform its obligations under this Agreement.

Section 5.	ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE COMPANY STOCKHOLDERS

Each Company Stockholder hereby represents and warrants, solely with respect to such Company Stockholder, as follows:

5.1 Title to Securities. As of the date of this Agreement: (a) such Company Stockholder Owns (free and clear of any Liens, other than Liens (i) created by this Agreement, the Stockholders’ Agreement, the Company

Charter or the Company LLC Agreement and (ii) restrictions on transfer of general applicability arising under applicable securities Laws) the number of outstanding shares of Company Capital Stock and Company LLC Units set forth under the heading “Securities Owned” on such Company Stockholder’s signature page of this Agreement; and (b) such Company Stockholder holds (free and clear of any Liens, except where such Lien would not prevent, impair or delay such Company Stockholder’s ability to perform such Company Stockholder’s obligations under this Agreement) the Company Equity-Based Awards set forth under the heading “Equity Awards Owned” on such Company Stockholder’s signature page of this Agreement.

Section 6.	RESTRICTIVE COVENANTS

6.1 Each Company Stockholder agrees that, until the first anniversary of the Closing Date (the “Restricted Period”), such Company Stockholder shall not, and shall not directly or indirectly direct or cause any other Person to, hire or engage or attempt to hire or engage for any type of employment or provision of services any Person who was employed or engaged (including as a service provider) by Onward Holdco, L.P. or any of its Subsidiaries with a title of Vice President or higher immediately prior to the Closing (each such Person a “Covered Employee”) or (ii) induce or attempt to induce any Covered Employee to leave his or her employ with Onward Holdco, L.P. or any of its Subsidiaries or in any way knowingly or intentionally interfere with the relationship between any of the Group Companies and any of their respective employees or other service providers. Notwithstanding the foregoing, nothing in this Agreement, including this Section 6.1, shall prohibit such Company Stockholder from (A) making general solicitations not targeted at a Covered Employee (provided that this clause (A) shall not permit such Company Stockholder to hire or engage any such Covered Employee that responds to such general solicitation), or (B) soliciting or hiring any Covered Employee who has not been employed or engaged (including as a service provider) by Onward Holdco, L.P. or any of its Subsidiaries for at least three (3) months prior to the date of solicitation, hiring or engagement.

6.2 Subject to Section 6.5, each Company Stockholder agrees that, during the Restricted Period, such Company Stockholder shall not make or publish, or cause to be made or published, in the public domain, through any print or electronic media or otherwise, or through a third-party, any statements or comments that disparage, injure, or diminish (or that a reasonable person would expect would likely have the effect of disparaging, injuring, or diminishing) the reputation or goodwill of any Company Party or, if such Person’s affiliation with a Company Party is known or should have been known after reasonable inquiry by such Company Stockholder at the time of such statement or comment, any Company Party’s partners, directors, officers, managers, members, employees, service providers, agents, representatives or consultants, in each case, in their capacity as such; provided, that the foregoing shall not apply to (i) any truthful testimony under oath in connection with any Legal Proceeding, (ii) any truthful information provided pursuant to a valid and legal order by any court or governmental authority having jurisdiction over such Company Stockholder, (iii) confidential communications with any governmental authority having jurisdiction over such Company Stockholder or as otherwise required by applicable law, or (iv) disclosures under obligations of confidentiality to limited partners and potential limited partners of investment funds managed by or affiliated with such Company Stockholder.

6.3 If, at the time of enforcement of Sections 6.1 or 6.2, a court of competent jurisdiction shall hold in a final and non-appealable decision that the covenants stated in Section 6.1 or 6.2 are unenforceable because they exceed the duration or scope permitted by applicable Law, the Parties agree that the maximum duration or scope permitted by applicable Law shall be substituted for such stated duration or scope, or the covenant shall otherwise be revised to make it enforceable, and that in such event such court shall be allowed to revise the covenants herein to cover the maximum duration or scope permitted by applicable Law or to otherwise modify them to make them enforceable.

6.4 Each Company Stockholder acknowledges and agrees that (i) the Company Parties will suffer irreparable harm from a breach by such Company Stockholder of any of the covenants or agreements contained in this Section 6.4, (ii) the restrictive covenants set forth in this Section 6.4 are of a special, unique and extraordinary character, the loss of which cannot be adequately compensated by monetary damages, (iii) the periods of restriction and scope of restriction imposed by the provisions of this Section 6.4 are fair and reasonable and are reasonably required for the protection of the Company Parties in whose favor such restrictions operate, (iv) but for such Company Stockholder’s agreements to be bound by the restrictive covenants set forth in this Section 6, Parent would not have entered into this Agreement, (v) in the event of an alleged or threatened breach by such Company Stockholder of any of the provisions of this Section 6.4, the Company Parties or their successors or assigns shall be entitled, in addition to all other rights and remedies existing in its or their favor, to seek specific performance and/or injunctive or other equitable relief (without posting a bond or other security) in order to enforce or prevent any violations of the provisions hereof (including, without limitation, the extension of the Restricted Period by a period equal to the duration of the violation of this Section 6), (vi) in the event a court of competent jurisdiction, in a final and non-appealable decision, finds a material violation by such Company Stockholder of any of the provisions of this Section 6, the Restricted Period shall be tolled from the date of the violation until such violation is cured and (vii) the restrictions contained in this Section 6 are reasonable and such Company Stockholder has been provided an opportunity to review the provisions of this Agreement with such Company Stockholder’s legal counsel.

6.5 Nothing in this Agreement shall prevent any Company Stockholder from: (a) communicating directly with, cooperating with, or providing information to any federal, state or local government agency, including without limitation the U.S. Securities and Exchange Commission (the “SEC”), the U.S. Commodity Futures Trading Commission, the U.S. Department of Justice, the U.S. Equal Employment Opportunity Commission, the U.S. National Labor Relations Board, or any state or local commission on human rights or any self-regulatory organization, or otherwise initiating, testifying, assisting, complying with a subpoena from, or participating in any manner with an investigation conducted by such government agency, in each case regarding possible violations of law and without notifying or seeking permission from the Company; (b) voluntarily communicating with an attorney, accountant, or financial advisor retained by such Company Stockholder; or (c) disclosing any confidential information to a court or other administrative or legislative body in response to a subpoena, court order or written request; provided that such Company Stockholder first promptly notifies (to the extent legally permissible) and provides the Company or any of its Subsidiaries and their respective Affiliates or representatives with the opportunity to seek, and join in their efforts at the sole expense of the Company or any of its Subsidiaries and their respective Affiliates and representatives, to challenge the subpoena or obtain a protective order limiting its disclosure, or other appropriate remedy.

6.6 Each of the parties hereto acknowledges and agrees that none of the restrictions set forth in this Agreement shall apply to (a) Kohlberg Kravis Roberts & Co. L.P., a Delaware limited partnership (“KKR”), any of its Affiliates, or any investment vehicle sponsored by any of the foregoing, other than any Company Stockholder, or (b) any portfolio company or other operating company in which a Person specified in clause (a) hereof, including any Company Stockholder, KKR or any of its Affiliates, has a direct or indirect investment (each, a “Portfolio Company”), provided that such Portfolio Company is not acting at the direction of or on behalf of any Company Stockholder in contravention of this Section 6.

Section 7.	MISCELLANEOUS

7.1 Company Stockholder Information. Each Company Stockholder hereby agrees to permit the Buyer Parties and the Company Parties to publish and disclose in the Information Statement (or any other filing made by the Company or Parent with a Governmental Authority pursuant to applicable Law in connection with the consummation of the Mergers) such Company Stockholder’s identity and ownership of the Subject Shares, the existence of this Agreement and the nature of such Company Stockholder’s agreements, arrangements and obligations under this Agreement (provided that such Company Stockholder shall have a reasonable opportunity to review and approve that portion of any disclosure that identifies such Company Stockholder by name prior to any such filing, such approval not to be unreasonably withheld, conditioned or delayed).

7.2 Fiduciary Duties. Each Company Stockholder is entering into this Agreement solely in such Company Stockholder’s capacity as an Owner of such Company Stockholder’s Subject Securities, and no Company

Stockholder shall be deemed to be making any agreement in this Agreement in the capacity as a director or officer of the Company or any of its Subsidiaries, or in any manner that would limit any Person’s ability to take or fulfill, or refrain from taking or fulfilling, actions, fiduciary duties or other obligations as a director or officer of the Company or any of its Subsidiaries. Neither Parent nor the Company shall assert any claim that any action taken in any Person’s capacity as a director or officer of the Company or any of its Subsidiaries violates any provision of this Agreement.

7.3 Survival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements made by any Party in this Agreement shall survive the Expiration Time; provided, however, that (a) the agreements of the Parties set forth in this Section 7 shall survive the Expiration Time and shall remain in full force and effect; and (b) if the Effective Time does not occur, the occurrence of the Expiration Time shall not relieve a Company Stockholder from any liability arising from its intentional fraud or Willful Breach of any covenant or obligation contained in this Agreement prior to the Expiration Time.

7.4 Further Assurances. From time to time and without additional consideration, each Company Stockholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents, certificates, instruments and documents, and shall take such further actions, in each case, as the Buyer Parties or the Company Parties may reasonably request to the extent required to carry out such Company Stockholder’s obligations under this Agreement.

7.5 Expenses. Except as otherwise provided in the Merger Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

7.6 Notices.

(a) Addresses for Notice. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly delivered and received using one or a combination of the following methods: (i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (ii) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (iii) immediately upon delivery by hand; or (iv) immediately if sent by email (so long as no “bounce back” or similar message of non-delivery is received from all intended recipients with respect thereto). In each case, the intended recipient is set forth below:

if to a Company Stockholder: to such Company Stockholder’s address set forth on such Company Stockholder’s signature page hereto.

if to Parent to:

Onward AcquireCo, Inc. c/o Hg pooled Management Limited 1 More London Place
London, United Kingdom, SE1 2AF
Attn:	Legal Team
Email:	[***]

with a copy (which will not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, NY 10001
Attn:	Sean Doyle; Blair Thetford
Email:	sean.doyle@skadden.com; blair.thetford@skadden.com

if to the Company to:

OneStream, Inc. 191 N. Chester Street
Birmingham, Michigan 48009
Attn:	[***]
Email:	[***]

with a copy (which will not constitute notice) to:

Wilson Sonsini Goodrich & Rosati
Professional Corporation 650 Page Mill Road
Palo Alto, CA 94304-1050
Attn:	Alison B. Spinner; Michael Nordtvedt; Rezwan D. Pavri; Douglas K. Schnell; Remi P. Korenblit
Email:	aspinner@wsgr.com; mnordtvedt@wsgr.com; rpavri@wsgr.com; dschnell@wsgr.com; rkorenblit@wsgr.com

(b) Additional Procedures Related to Notices. Rejection or other refusal to accept, or the inability to deliver because of changed address or other details of which no notice is given, will be deemed to be receipt of any notice pursuant to this Section 7.6 as of the date of rejection, refusal or inability to deliver. From time to time, any Party may provide notice to the other Parties of a change in its address or any of the other details specified in or pursuant to this Section 7.6 through a notice given in accordance with this Section 7.6, except that notice of any such change will not be deemed to have been received until, and will be deemed to have been received upon, the later of the date (i) specified in such notice; or (ii) that is five Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 7.6.

7.7 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

7.8 Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to such subject matter. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the Merger Agreement.

7.9 Amendment. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by all of the parties.

7.10 Assignment; Binding Effect. Except as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

7.11 Specific Performance.

(a) Irreparable Damage. Irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur if the Parties do not perform the provisions of this Agreement in accordance with their terms or otherwise breach any such provisions. The Parties acknowledge and agree that (A) the Parties will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms of this Agreement; and (B) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, no Party would have entered into this Agreement.

(b) No Objections; Cooperation. The Parties will not raise any objections to (A) the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement by the Company, Parent or any undersigned Company Stockholder; and (B) the specific performance of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants, obligations and agreements of the Parties pursuant to this Agreement. Any Party seeking an injunction or injunctions to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically this Agreement will not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require the obtaining, furnishing or posting of any such bond or other security. Each Party will seek and agree to, and use its reasonable best efforts to cooperate with the other Parties in seeking, an expedited schedule in any Legal Proceeding seeking an injunction or order of specific performance to attempt to fully resolve any dispute between the Parties during the Support Period.

7.12 Non-Exclusivity. The rights and remedies of Parent, the Company and the Company Stockholders under this Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative).

7.13 Governing Law. This Agreement is governed by and construed in accordance with the Laws of the State of Delaware.

7.14 Consent to Jurisdiction. Each of the Parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 7.6 or in such other manner as may be permitted by applicable Law, but nothing in this Section 7.14 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Chosen Courts in the event that any dispute or controversy arises out of this Agreement; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (iv) agrees that any Legal Proceeding arising in connection with this Agreement will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to this Agreement in any court other than the Chosen Courts. Each Party agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

7.15 WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE,

THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.15.

7.16 Counterparts. This Agreement and any amendments to this Agreement may be executed in one or more textually identical counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail or through an electronic signature service (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version delivered in person. No Party may raise the use of Electronic Delivery to deliver a signature, or the fact that any signature, agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense.

7.17 Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limiting the generality of the foregoing.” When used in this Agreement, the term “or” shall be construed in the inclusive sense of “and/or.” Any Contract, instrument or Law defined or referred to herein or in any Contract or instrument that is referred to herein means such Contract, instrument or Law as from time to time amended, modified or supplemented, including (in the case of Contracts or instruments) by waiver or consent and (in the case of Laws) by succession of comparable successor Laws and references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns. The parties hereto agree that they have been represented by counsel during the negotiation, drafting, preparation and execution of this Agreement and, therefore, waive the application of any Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

7.18 Independence of Obligations. The covenants and obligations of each Company Stockholder set forth in this Agreement shall be construed as independent of any other Contract among any of the Company Stockholders or between such Company Stockholder, on the one hand, and Parent or the Company, on the other hand. The existence of any claim or cause of action by a Company Stockholder against the Company or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against such Company Stockholder. Nothing in this Agreement shall limit any of the rights or remedies of any Person under the Merger Agreement, or any of the rights or remedies of Parent or the Company or any of the obligations of a Company Stockholder under any agreement between such Company Stockholder, on the one hand, and Parent or the Company, on the other hand; and nothing in the Merger Agreement shall limit any of the rights or remedies of Parent or the Company or any of the obligations of Company Stockholder under this Agreement.

7.19 Termination. This Agreement shall terminate upon the Expiration Time without any further obligation or liability of the applicable Parties under this Agreement; provided, however, that: (a) this Section 7 shall survive the termination of this Agreement and shall remain in full force and effect; and (b) if the Effective Time does not occur, the termination of this Agreement shall not relieve a Party from any liability arising from such Party’s intentional fraud or Willful Breach of any covenant or obligation contained in this Agreement prior to such termination.

7.20 No Agreement Until Executed; No Ownership Rights. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties unless and until (a) the Company’s board of directors has approved for purposes of any applicable anti-takeover laws and regulations, the transactions contemplated by the Merger Agreement and this Agreement, (b) the Merger Agreement is executed by all parties thereto and (c) this Agreement is executed by all parties hereto. Nothing contained in this Agreement shall be deemed to vest in Parent, the Company or any of their Affiliates any direct or indirect ownership of or with respect to the Subject Securities. All rights, ownership and economic benefits of and relating to the Subject Securities shall remain vested in and belong to the applicable Company Stockholder and none of Parent, the Company or any of their Affiliates shall possess any power or authority to direct any Company Stockholder in the voting or disposition of any of the Subject Securities, except as otherwise specifically provided in this Agreement.

7.21 No Recourse. The Company Stockholders and their respective Affiliates shall not be liable for claims, losses, damages, expenses and other liabilities or obligations resulting from or related to breaches of the Merger Agreement by the Company. In no event shall any Company Stockholder have any liability under this Agreement with respect to the representations, warranties, liabilities, covenants or obligations under this Agreement (or under any other agreement substantially in the form of this Agreement) of any other Company Stockholder or any other stockholder of the Company. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the Parties and no former, current and future Affiliates, stockholders, limited partners, controlling persons, directors, officers, employees, agents, attorneys or any other Representatives of any Party who are not, themselves, a Party (each, a “Non-Recourse Party”) shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith. In furtherance and not in limitation of the foregoing, in no event shall any Party or any of its Affiliates, and each Party agrees not to and to cause its controlled Affiliates not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party affiliated with the other Party.

[Signature pages follow.]

The parties have caused this Agreement to be duly executed as of the date first written above.

ONWARD ACQUIRECO, INC.
By:	/s/ Alan Cline
Name: Alan Christopher Cline
Title: Authorized Signatory

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

ONESTREAM, INC.
By:	/s/ Thomas Shea
Name: Thomas Shea
Title: Chief Executive Officer

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR AMERICAS XII (DREAM) BLOCKER PARENT L.P.

By: KKR ASSOCIATES AMERICAS XII AIV L.P., its general partner
By: KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Jennifer McGroarty
Name:	Jennifer McGroarty
Title:	Authorized Signatory

Address:	30 Hudson Yards

New York, NY 10001

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock:
Company Class D Common Stock: 26,227,899
Company LLC Units:

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR AMERICAS XII (DREAM II) BLOCKER PARENT L.P.

By: KKR ASSOCIATES AMERICAS XII AIV L.P., its general partner
By: KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Jennifer McGroarty
Name:	Jennifer McGroarty
Title:	Authorized Signatory

Address:	30 Hudson Yards

New York, NY 10001

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock:
Company Class D Common Stock: 86,801
Company LLC Units:

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR AMERICAS XII EEA (DREAM) BLOCKER PARENT L.P.

By: KKR ASSOCIATES AMERICAS XII AIV L.P., its general partner
By: KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Jennifer McGroarty
Name:	Jennifer McGroarty
Title:	Authorized Signatory

Address:	30 Hudson Yards

New York, NY 10001

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock:
Company Class D Common Stock: 3,261,412
Company LLC Units:

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR NGT (DREAM) BLOCKER PARENT L.P.

By: KKR ASSOCIATES NGT L.P., its general partner
By: KKR NEXT GEN TECH GROWTH LIMITED, its general partner

By:	/s/ Jennifer McGroarty
Name:	Jennifer McGroarty
Title:	Authorized Signatory

Address:	30 Hudson Yards

New York, NY 10001

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock:
Company Class D Common Stock: 7,125,659
Company LLC Units:

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR NGT (DREAM) BLOCKER PARENT (EEA) L.P.

By: KKR ASSOCIATES NGT L.P., its general partner
By: KKR NEXT GEN TECH GROWTH LIMITED, its general partner

By:	/s/ Jennifer McGroarty
Name:	Jennifer McGroarty
Title:	Authorized Signatory

Address:	30 Hudson Yards

New York, NY 10001

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock:
Company Class D Common Stock: 1,067,910
Company LLC Units:

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR WOLVERINE I LTD.

By: KKR Financial Management LLC

By:	/s/ Jennifer McGroarty
Name:	Jennifer McGroarty
Title:	Authorized Signatory

Address:	30 Hudson Yards

New York, NY 10001

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock:
Company Class D Common Stock: 2,197,087
Company LLC Units:

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR CUSTOM EQUITY OPPORTUNITIES FUND L.P.

By: KKR ASSOCIATES CUSTOM EQUITY OPPORTUNITIES L.P., its general partner
By: KKR CUSTOM EQUITY OPPORTUNITIES LIMITED, its general partner

By:	/s/ Jennifer McGroarty
Name:	Jennifer McGroarty
Title:	Authorized Signatory

Address:	30 Hudson Yards

New York, NY 10001

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock:
Company Class D Common Stock: 757,590
Company LLC Units:

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR-MILTON STRATEGIC PARTNERS L.P.

By: KKR ASSOCIATES MILTON STRATEGIC L.P., its general partner
By: KKR MILTON STRATEGIC LIMITED, its general partner

By:	/s/ Jennifer McGroarty
Name:	Jennifer McGroarty
Title:	Authorized Signatory

Address:	30 Hudson Yards

New York, NY 10001

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock:
Company Class D Common Stock: 5,303,124
Company LLC Units:

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR-PRIME AG FINANCING L.P.

By: K-PRIME HEDGE-FINANCE GP LIMITED, its general partner

By:	/s/ Sung Bum Cho
Name:	Sung Bum Cho
Title:	Authorized Signatory

Address:	30 Hudson Yards

New York, NY 10001

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock:
Company Class D Common Stock: 1,136,425
Company LLC Units:

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR TFO PARTNERS L.P.

By: KKR ASSOCIATES TFO L.P., its general partner
By: KKR TFO GP LIMITED, its general partner

By:	/s/ Jeff Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

Address:	55 California St., 50th Floor

San Francisco, CA 94104

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day 250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock:
Company Class D Common Stock: 1,560,909
Company LLC Units:

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

The parties have caused this Agreement to be duly executed as of the date first written above.

KKR DREAM HOLDINGS LLC

By:	/s/ Dave Welsh
Name:	Dave Welsh
Title:	Authorized Signatory

Address:	55 California St., 50th Floor

San Francisco, CA 94104

Email:	[***]

with a copy (which will not constitute notice) to:

Jones Day
250 Vesey Street
New York, NY 10281-1047
Attn:	Andy Levine; Bret Stancil; Tim Curry
Email: amlevine@jonesday.com; bstancil@jonesday.com; tcurry@jonesday.com

Securities Owned:
Company Class A Common Stock:
Company Class B Common Stock:
Company Class C Common Stock: 45,795,416
Company Class D Common Stock:
Company LLC Units: 45,795,416

Equity Awards Owned:
Company RSUs:
Company Options:

[Signature Page to Support Agreement]

Annex E

AMENDMENT NO. 1 TO THE TAX RECEIVABLE AGREEMENT

This AMENDMENT NO. 1 TO THE TAX RECEIVABLE AGREEMENT (this “Amendment”), by and among OneStream, Inc., a Delaware corporation (the “Corporation”), OneStream Software LLC, a Delaware limited liability company (“OneStream”), and the Members party hereto, is effective as of January 6, 2026 (the “Effective Date”). Capitalized terms used but not defined herein have the meaning ascribed to such terms in the Tax Receivable Agreement (as defined below).

WHEREAS, the Corporation, OneStream and the Members party thereto entered into the Tax Receivable Agreement, dated as of July 23, 2024 (as amended by this Amendment, and as may be further amended, supplemented or otherwise modified from time to time, and together with the annexes, exhibits and schedules attached thereto, the “Tax Receivable Agreement”);

WHEREAS, pursuant to Section 7.5(c) of the Tax Receivable Agreement, any provision of the Tax Receivable Agreement may be amended if such amendment is approved in writing by each of (i) the Corporation and (ii) the Members who would be entitled to receive at least 50% of the total amount of the Early Termination Payments payable to all Members under the Tax Receivable Agreement if the Corporation had exercised its right of early termination on the date of the most recent Exchange prior to such amendment (excluding, for purposes of this clause (ii), all payments made to any Member pursuant to the Tax Receivable Agreement since the date of such most recent Exchange) (collectively, the “Requisite Members”);

WHEREAS, concurrently with the execution of this Amendment, the Corporation and OneStream are entering into the Agreement and Plan of Merger (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”) among Onward AcquireCo, Inc., a Delaware corporation (“Parent”), Onward Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent, Onward Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, the Corporation and OneStream.

WHEREAS, the audit committee of the Board and the Board have each (i) determined that it is fair to and in the best interest of the Corporation and its stockholders for the Corporation to enter into this Amendment and (ii) approved the Corporation’s execution, delivery and performance of this Amendment;

WHEREAS, the Corporation, as the sole manager of OneStream, has (i) determined that it is fair to and in the best interest of OneStream for OneStream to enter into this Amendment and (ii) approved OneStream’s execution, delivery and performance of this Amendment;

WHEREAS, the Members party hereto constitute the Requisite Members; and

WHEREAS, the Corporation, the Members party hereto and OneStream wish to amend and modify the Tax Receivable Agreement as set forth herein.

NOW, THEREFORE, the Corporation, the Members party hereto and OneStream agree as follows:

1. Amendment. The following new Section 4.4 is hereby added immediately after Section 4.3 of the Tax Receivable Agreement:

“Section 4.4

(a)	Notwithstanding anything to the contrary in this Agreement, upon the earlier of (i) the Company LLC Merger Effective Time (as defined in the Merger Agreement), provided that the Company

Merger Effective Time (as defined in the Merger Agreement) occurs immediately following the Company LLC Merger Effective Time in accordance with the Merger Agreement, and (ii) in the event of a Superior Proposal Termination (defined below), the consummation of the Acquisition Transaction (as defined in the Merger Agreement) contemplated by the Superior Proposal (as defined in the Merger Agreement) that resulted in such Superior Proposal Termination (the earlier of such events, the “Qualifying Change of Control”), (A) this Agreement will terminate in full without any further action by the Corporation or any other Person and (B) no Early Termination Payment or Tax Benefit Payment will be made to any Member pursuant to this Agreement.

(b)

Subject to Section 2 of the Amendment, any and all Tax Benefit Payments, together with any other payments by, and all obligations and liabilities of, the Corporation and OneStream, and interest on any of the foregoing, in respect of amounts (a) payable to the Members as of the date of the Amendment, including the Tax Benefit Payments in respect of the Taxable Years ended December 31, 2025 and December 31, 2026, or (b) that may become payable to the Members on or after the date of the Amendment, in each case pursuant to this Agreement, will not be made. Subject to Section 2 of the Amendment, from and after the date of the Amendment, notwithstanding anything to the contrary in this Agreement, the Corporation and OneStream will not make any payments, or otherwise be liable for any obligations, pursuant to this Agreement, including, for the avoidance of doubt, any amounts payable, or liabilities or obligations due, pursuant to this Agreement in connection with a Change of Control or the transactions contemplated by the Merger Agreement or any other provision of Article IV of this Agreement, and all rights to any and all payments by, and all obligations and liabilities of, the Corporation and OneStream under this Agreement, be and hereby are extinguished in their entirety.

(c)

For purposes of this Agreement, (i) “Amendment” means the Amendment No. 1 to this Agreement, dated as of January 6, 2026, by and among the Corporation, the Members party thereto and OneStream, as amended, supplemented or otherwise modified from time to time and together with the annexes, schedules and exhibits thereto, (ii) “Merger Agreement” means the Agreement and Plan of Merger, dated as of January 6, 2026, by and among Onward AcquireCo, Inc., (“Parent”), Onward Merger Sub 2, LLC, Onward Merger Sub, Inc., the Corporation and OneStream, as amended, restated, supplemented or otherwise modified from time to time, and (iii) “Superior Proposal Termination” means termination of the Merger Agreement pursuant to Section 8.1(h) thereof and the subsequent entry by the Corporation into an Alternative Acquisition Agreement (as defined in the Merger Agreement) to consummate the Acquisition Transaction contemplated by the Superior Proposal giving rise to such termination. For the avoidance of doubt, any occurrence of a Qualifying Change of Control will be deemed to occur prior to any Change of Control for purposes of this Agreement.”

2. Effectiveness. This Amendment will become effective as of the Effective Date. Upon the occurrence of a Termination Event (defined below), (i) this Amendment will, automatically and without further action by the Corporation, any Member, OneStream or any other Person, be void and of no further force and effect, (ii) the Tax Receivable Agreement will be deemed not to have been amended hereby, and (iii) any Tax Benefit Payments that would have been payable to the Members pursuant to the Tax Receivable Agreement, but for the provisions of Section 1 of this Amendment, will thereafter become payable to such Members in accordance with the terms of the Tax Receivable Agreement. For purposes of this Amendment, a “Termination Event” will be deemed to occur upon the earlier to occur of (i) the valid termination of the Merger Agreement in accordance with its terms (other than pursuant to a Superior Proposal Termination) and (ii) following a Superior Proposal Termination, the valid termination of the Alternative Acquisition Agreement contemplated by the Superior Proposal that resulted in such Superior Proposal Termination in accordance with the terms of such Alternative Acquisition Agreement.

3. Effect of Amendment. This Amendment will not constitute an amendment or modification of any other provision of the Tax Receivable Agreement not expressly referred to in Section 1 of this Amendment. Except as specifically modified or amended hereby (and then subject to Section 2), the Tax Receivable Agreement will remain unchanged and in full force and effect. References in the Tax Receivable Agreement to “this Agreement,” “herein,” “hereunder,” “hereto,” “hereof” and words of similar import will refer to the Tax Receivable Agreement as amended hereby, and references to the date of the Tax Receivable Agreement, and references to the “date hereof,” “the date of this Agreement” or words of similar meaning in the Tax Receivable Agreement, will continue to refer to July 23, 2024.

4. Representations and Warranties. Each of the parties hereto represents and warrants to the other parties hereto as follows (which representations and warranties will survive until the expiration of the applicable statute of limitations):

a.

Authorization of Transaction. Such party has all requisite power and authority (corporate or otherwise) to execute and deliver this Amendment, to effectuate the amendments contemplated by Section 1 hereof, and to perform its obligations hereunder. The execution and delivery by such party of this Amendment and the performance by such party of this Amendment and the consummation by such party of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of such party. This Amendment has been duly and validly executed and delivered by such party and constitutes a valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, fraudulent transfer, moratorium, or similar laws, legal requirements and judicial decisions from time to time in effect which affect creditors’ rights generally.

b.

Non-contravention. Neither the execution and delivery by such party of this Amendment, nor the consummation by such party of the transactions contemplated hereby, will (i) conflict with or violate any provision of the organizational documents of such party, (ii) require on the part of such party any notice to or filing with, or any permit, authorization, consent or approval of, any governmental entity (except for compliance with the applicable requirements of applicable securities laws and the rules and regulations promulgated thereunder), or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such party or any of its properties or assets.

c.

No Additional Representations. Such party acknowledges that no Person has made any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding the Corporation furnished or made available to such party and its representatives in connection with entering into this Amendment except as expressly set forth in this Amendment, the Tax Receivable Agreement, the Merger Agreement or the other documents entered into in connection with the transactions contemplated by the Merger Agreement.

5. Third Party Beneficiary. The parties hereto agree that (i) unless the Merger Agreement is terminated, Parent is an express third-party beneficiary of this Amendment and this Amendment will be enforceable by Parent, and (ii) following a Superior Proposal Termination and unless the Alternative Acquisition Agreement relating thereto is terminated, the purchaser or parent entity under such Alternative Acquisition Agreement (the “Alternative Parent Entity”) is an express third-party beneficiary of this Amendment and this Amendment will be enforceable by such Alternative Parent Entity. No provision of this Amendment may be amended, waived or modified unless such amendment, waiver or modification is approved in writing by (i) if prior to the termination of the Merger Agreement, the Members party hereto, the Corporation, OneStream and Parent and (ii) if following a Superior Proposal Termination, the Members party hereto, the Corporation, OneStream and the Alternative Parent Entity.

6. Further Assurances. Each party hereto agrees to execute, acknowledge, deliver, file and record such further certificates, amendments, instruments and documents, and to do all such other acts and things, as may be required by law or as, in the reasonable judgment of the Corporation, may be necessary, advisable or appropriate to carry out the intent and purposes of this Amendment.

7. Entire Agreement. This Amendment constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

8. Miscellaneous. The provisions of Sections 7.1 (Notices), 7.2 (Counterparts), 7.4 (Severability), 7.5 (Right of First Refusal; Assignments; Amendments; Successors; No Waiver), 7.6 (Titles and Subtitles), 7.7 (Resolution of Disputes; Governing Law) and 7.11 (Confidentiality) of the Tax Receivable Agreement are incorporated herein by reference, mutatis mutandis, and will be binding upon the parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed as of January 6, 2026.

ONESTREAM, INC.

By:	/s/ Thomas Shea
Name:	Thomas Shea
Title:	Chief Executive Officer

ONESTREAM SOFTWARE LLC

By:	/s/ Thomas Shea
Name:	Thomas Shea
Title:	Chief Executive Officer

[Signature page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed as of January 6, 2026.

MEMBERS
KKR DREAM HOLDINGS LLC

By:	/s/ Dave Welsh
Name: Dave Welsh
Title: Authorized Signatory

KKR AMERICAS XII (DREAM) BLOCKER PARENT L.P.

By: KKR ASSOCIATES AMERICAS XII
AIV L.P., its general partner
By: KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Jennifer McGroarty
Name: Jennifer McGroarty
Title: Authorized Signatory

KKR AMERICAS XII (DREAM II) BLOCKER PARENT L.P.

By: KKR ASSOCIATES AMERICAS XII
AIV L.P. , its general partner
By: KKR AMERICAS XII AIV GP LLC, its general partner

By:	/s/ Jennifer McGroarty
Name: Jennifer McGroarty
Title: Authorized Signatory

KKR AMERICAS XII EEA (DREAM) BLOCKER PARENT L.P.

By: KKR ASSOCIATES AMERICAS XII
AIV L.P., its general partner
By: KKR Americas XII AIV GP LLC, its general partner

By:	/s/ Jennifer McGroarty
Name: Jennifer McGroarty
Title: Authorized Signatory

[Signature page to Amendment No. 1 to Tax Receivable Agreement]

KKR NGT (DREAM) BLOCKER PARENT L.P.

By: KKR ASSOCIATES NGT L.P., its general partner
By: KKR NEXT GEN TECH GROWTH LIMITED, its general partner

By:	/s/ Jennifer McGroarty
Name: Jennifer McGroarty
Title: Authorized Signatory

KKR NGT (DREAM) BLOCKER PARENT (EEA) L.P.

By: KKR ASSOCIATES NGT L.P., its general partner
By: KKR NEXT GEN TECH GROWTH LIMITED, its general partner

By:	/s/ Jennifer McGroarty
Name: Jennifer McGroarty
Title: Authorized Signatory

KKR WOLVERINE I LTD.

By: KKR Financial Management LLC

By:	/s/ Jennifer McGroarty
Name: Jennifer McGroarty
Title: Authorized Signatory

KKR TFO PARTNERS L.P.

By: KKR ASSOCIATES TFO L.P., its general partner
By: KKR TFO GP LIMITED, its general partner

By:	/s/ Jeff Smith
Name: Jeffrey Smith
Title: Authorized Signatory

[Signature page to Amendment No. 1 to Tax Receivable Agreement]

KKR CUSTOM EQUITY OPPORTUNITIES FUND L.P.

By: KKR ASSOCIATES CUSTOM EQUITY
OPPORTUNITIES L.P., its general partner
By: KKR CUSTOM EQUITY OPPORTUNITIES LIMITED, its general partner

By:	/s/ Jennifer McGroarty
Name: Jennifer McGroarty
Title: Authorized Signatory

KKR-MILTON STRATEGIC PARTNERS L.P.

By: KKR ASSOCIATES MILTON STRATEGIC L.P., its general partner
By: KKR MILTON STRATEGIC LIMITED, its general partner

By:	/s/ Jennifer McGroarty
Name: Jennifer McGroarty
Title: Authorized Signatory

KKR-PRIME AG FINANCING L.P.

By: K-PRIME HEDGE-FINANCE GP LIMITED, its general partner

By:	/s/ Sung Bum Cho
Name: Sung Bum Cho
Title: Authorized Signatory

[Signature page to Amendment No. 1 to Tax Receivable Agreement]